                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08764
                -------------------------------------------------

                         UBS PACE Select Advisors Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Amy R. Doberman
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: July 31

Date of reporting period: January 31, 2004

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ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE(SM)

GOING THE DISTANCE TO MEET YOUR FINANCIAL NEEDS

SEMIANNUAL REPORT

JANUARY 31, 2004

UBS PACE SELECT ADVISORS TRUST

TABLE OF CONTENTS

          Introduction                                                        3

          UBS PACE Money Market Investments                                   4

          UBS PACE Government Securities Fixed Income Investments             7

          UBS PACE Intermediate Fixed Income Investments                     10

          UBS PACE Strategic Fixed Income Investments                        13

          UBS PACE Municipal Fixed Income Investments                        16

          UBS PACE Global Fixed Income Investments                           19

          UBS PACE Large Co Value Equity Investments                         23

          UBS PACE Large Co Growth Equity Investments                        28

          UBS PACE Small/Medium Co Value Equity Investments                  33

          UBS PACE Small/Medium Co Growth Equity Investments                 37

          UBS PACE International Equity Investments                          40

          UBS PACE International Emerging Markets Equity Investments         43

          Financial Statements                                               48

          UBS PACE SELECT ADVISORS TRUST OFFERS FIVE CLASSES OF SHARES REPRESENTING INTERESTS IN TWELVE SEPARATE PORTFOLIOS. (UBS PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

          FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS RELATED TO THE PORTFOLIO OR CLASS OF SHARES YOU ARE INTERESTED IN CAREFULLY BEFORE YOU INVEST.

                                        i
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                      (This page intentionally left blank)

UBS PACE SELECT ADVISORS TRUST

Introduction

Dear UBS PACE(SM) Shareholder,

We are pleased to provide you with the semiannual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust. Each UBS PACE Portfolio, other than the UBS PACE Money Market Investments, is subadvised by one or more carefully chosen institutional investment advisors, who have been selected based on their abilities to generate strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

This report includes summaries of the performance of each Portfolio and commentaries from the individual investment advisors regarding the events during the six-month period ended January 31, 2004. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management
(US) Inc.

During the review period, a combination of factors, including a stream of positive economic indicators, continued to move the world's stock markets in the upward trajectory that first began in March 2003. Overall, equity gains were broad-based, but smaller-cap and more speculative stocks generated the strongest returns. Reminiscent of the late '90s technology bubble, riskier companies with little or no earnings significantly outperformed companies that possessed stable earnings and proven business plans. However, as the period drew to a close, interest began to shift back to higher-quality companies as concern grew that the prices of these smaller, more speculative stocks had moved too far, and too fast.

Amid mounting evidence that pointed to potentially sustainable economic recovery, and in the wake of investors' renewed interest in stocks, the global bond markets posted minimal gains during the reporting period. Nonetheless, reassurances by central banks that they would maintain accommodative economic policies, combined with a sluggish job recovery, provided stability for the bond market. Consistent with the speculative theme that dominated the equity market, bond investors who assumed greater risk were richly rewarded as high yield and emerging markets bonds generated superior returns versus more conservative fixed income investments.

While no one can predict how the financial markets will perform in the months ahead, we believe there are signs that stock prices still have room to rise. At the same time, the continued growth of the global economies could place pressure on interest rates. Of course, there are a number of uncertainties that need to be factored into this scenario, including the nature of the geopolitical landscape, the health of the US dollar, and the outcome of the upcoming US Presidential election. Therefore, it makes good sense to maintain realistic expectations regarding your investments, and to remain focused on your long-term goals. Equally important is that you work closely with your financial advisor to ensure that you maintain a diversified portfolio. To this end, the UBS PACE Portfolios can be a key component of your investment strategy, as they offer a wide choice of actively managed investments that may better position you to participate in evolving market opportunities.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about the UBS PACE Program or about UBS PACE Select Advisors Trust, please contact your financial advisor.

Sincerely,


/s/ Joseph A. Varnas

Joseph A. Varnas
President
UBS PACE Select Advisors Trust
Managing Director
UBS Global Asset Management (US) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2004. The views expressed in the Advisor's Comments sections are as of the end of the reporting period and are those of the investment advisors. These views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security or market sector, the markets generally or any Portfolio. The Portfolios are actively managed and their composition will differ over time; any specific securities discussed may or may not be current or future holdings of a Portfolio. We encourage you to consult your financial advisor regarding your personal investment program.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio returned 0.25% (before the deduction of the UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio declined 0.51%). In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds Median returned 0.48% and 0.17%, respectively. (Returns over various time periods are shown in the table on page
5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

During the reporting period, the combined effects of significantly higher military spending, an increase in exports and a stronger manufacturing sector, among other things, fueled an uptick in economic growth. The third quarter's GDP figure came in at 8.2%--far higher than anticipated, and the sharpest recorded advance since 1984. This was followed by a fourth quarter GDP figure of 4.1%, which, though lower than expected, still represented a solid gain.

Since cutting short-term interest rates on June 25, 2003, to 1.00%--its lowest level since 1958--the Federal Reserve (the "Fed") has held rates steady. At its most recent meeting on January 28, 2004, Fed Chairman Alan Greenspan rationalized this position, noting that, "An accommodative stance on monetary policy, coupled with robust underlying growth in productivity, is providing important ongoing support to economic activity." However, for the first time since August 2003, the statement contained no reference as to how long the Fed would be willing to keep rates low, other than to say that it "could be patient." This prompted many market participants to conclude that an increase in short-term rates was a likely possibility in the approaching months.

ADVISOR'S COMMENTS

Throughout the reporting period, we continued to employ a "barbell" strategy, whereby we purchased securities at both ends of the maturity spectrum. The Portfolio's longer-term securities--with maturities up to one year--were used to lock in higher yields as interest rates fell, while shorter-term securities--typically one month or less in maturity--provided liquidity. This strategy was beneficial because it allowed us to generate incremental yield compared with a more "laddered" approach, wherein a portfolio is spread out among all maturity levels.

As always, we focused on emphasizing quality and liquidity for the Portfolio. Most notably, this focus involved shifting more of the Portfolio's holdings into commercial paper, as spreads in these investments grew more attractive in the healthier credit environment that characterized the period. At period end, commercial paper was the largest position in the Portfolio.

Looking ahead, we are fairly positive with regard to growth prospects for the economy. However, the extent to which growth occurs could depend on a major contingency: Job growth. Although the economy appears to be on solid footing, it has not yet triggered a significant increase in jobs. With approximately 70% of the economy driven by the consumer, continued high unemployment could hurt consumer confidence and temper the economic expansion in 2004.

Given the current environment, we expect to continue employing a barbell strategy in order to lock in higher rates. Maintaining a high-quality portfolio will also be of paramount importance as we seek to meet our investment goal of providing current income consistent with preservation of capital and liquidity.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:
UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:
Michael H. Markowitz

OBJECTIVE:
Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:
The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                   SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04                           6 MONTHS     1 YEAR   5 YEARS  INCEPTION^
---------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments without UBS PACE program fee*                     0.25%      0.59%     3.30%        4.07%
UBS PACE Money Market Investments with maximum UBS PACE program fee*               -0.51      -0.91      1.76         2.52
---------------------------------------------------------------------------------------------------------------------------
90-Day U.S. T-Bill Index**                                                          0.48       1.04      3.43         4.15
---------------------------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Median                                                    0.17       0.43      3.05         3.86
---------------------------------------------------------------------------------------------------------------------------

Average annual total returns for UBS PACE Money Market Investments, for periods ended December 31, 2003, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, -0.88%; 5-year period, 1.83%; since inception, 2.55%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2004 was 0.50%, without the UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was -1.00%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect any fee waivers.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for UBS PACE Money Market Investments. Inception returns for the Index and Lipper median are as of the nearest month-end of the Fund's inception: August 31, 1995.

* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

** 90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                              1/31/04
----------------------------------------------------------------------------------------------------
Net Assets (mm)                                                                           $    129.9
Number of issuers (excluding Governments)                                                         50
Weighted Average Maturity                                                                    52 days
----------------------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*                                                                       1/31/04
----------------------------------------------------------------------------------------------------
Commercial Paper                                                                                64.3%
U.S. Government and Agency Obligations                                                          16.6
Bank Obligations                                                                                15.0
Short-Term Corporate Obligations                                                                 3.1
Money Market Funds                                                                               1.3
Liabilities in Excess of Other Assets                                                           (0.3)
----------------------------------------------------------------------------------------------------
Total                                                                                          100.0%
----------------------------------------------------------------------------------------------------

TOP 10 HOLDINGS (EXCLUDING U.S. GOVERNMENT AND AGENCY OBLIGATIONS)*                          1/31/04
----------------------------------------------------------------------------------------------------
Giro Multi-Funding                                                                               3.2%
SunTrust Bank                                                                                    2.3
Wells Fargo Bank                                                                                 2.3
Variable Funding Capital                                                                         2.3
RWE                                                                                              2.3
Giro Funding U.S.                                                                                2.3
Receivables Capital                                                                              2.3
Triple A One Funding                                                                             2.3
Bank of America                                                                                  2.3
Old Line Funding                                                                                 2.3
----------------------------------------------------------------------------------------------------
Total                                                                                           23.9%
----------------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 3.85% (before the deduction of the UBS PACE program fee; 3.07% after the deduction of the maximum program fee), compared with the Lehman Brothers Mortgage-Backed Securities Index (the "Index") return of 4.03%, and the 2.95% return of the Lipper Intermediate US Government Funds Median. (Returns for all share classes over various time periods are shown in the table on page 8. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

After a sharp rise in the first half of the period, mortgage yields stabilized in the latter part of the reporting period. As mortgage interest rates rose to levels well above those of last summer, refinancing rates slowed to the extent that, by period end, the pace was 80% slower than it had been approximately six months prior.

Due to the declining prepayment levels and firming yields, demand for mortgage-backed securities (MBS) increased dramatically, especially from banks, hedge funds and other financial institutions. As a result, the mortgage sector outperformed Treasuries on a duration-adjusted basis over the period, as mortgage yields relative to Treasuries fell substantially, boosting returns. Within the sector, higher coupon mortgages generally outperformed their lower coupon counterparts.

ADVISOR'S COMMENTS

During the period, the Portfolio slightly lagged the Index. A lower-than-index duration detracted from the Portfolio's relative performance as yields fell across most maturities. An underweight to 30-year Government National Mortgage Association (GNMA) securities also hurt relative performance, as these issues outperformed those of their conventional counterparts, Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie
Mac). Additionally, a slightly negative result was produced by an underweight to 15-year MBS when these issues modestly outpaced 30-year issues.

Conversely, a focus on lower-coupon 15-year MBS, primarily certain Fannie Mae securities, enhanced results, as did an underweight early in the reporting period to select 30-year mortgages. Additionally, a modest allocation to adjustable rate MBS added slightly to performance.

Looking ahead, we believe that we will continue to see a global economic recovery in 2004, with China joining the United States as an engine of growth. We believe US interest rates could increase by up to 100 basis points (a basis point is 1/100th of a percentage point) for short-term maturities, less so far longer-term maturities, as the market anticipates a tightening by the Federal Reserve (the "Fed"). We believe the timing of a Fed move, which we expect late in 2004 or early in 2005, will depend on how quickly the labor market improves. For now, we believe the unused capacity in the labor markets, combined with enhanced labor productivity, should keep inflation tame.

In our opinion, the mortgage market environment in 2004 will be challenging. Strong economic growth will likely put upward pressure on interest rates. In addition, mortgage valuations are generally rich, with yield premiums relative to Treasuries at historically low levels. As a result, Fed policy will play a large role in the mortgage sector's performance. If the Fed keeps short-term interest rates low, Treasury yields and interest rates should remain stable. In this environment, demand for MBS should remain strong, as banks will be able to maintain their holdings in the asset class, and thus collect relatively high yields. On the other hand, if interest rates go up, financial institutions will likely begin to sell mortgages. Because banks are the largest marginal purchaser of the asset class, weak demand from this sector would be a significant negative, and could potentially cause mortgage yields to rise and prices to decline.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:
W. Scott Simon

OBJECTIVE:
Current income

INVESTMENT PROCESS:
The Portfolio invests primarily in mortgage-backed securities along with US government and agency securities of varying maturities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                            SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04              6 MONTHS      1 YEAR      5 YEARS    INCEPTION^
--------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                        3.74%        3.17%        N/A         5.66%
Maximum Sales Charge                     Class B**                       3.34         2.46         N/A         5.52
or UBS PACE Program Fee                  Class C***                      3.46         2.69         N/A         6.09
                                         Class Y****                     3.91         3.50         N/A         5.99
                                         Class P*****                    3.85         3.47        6.35%        6.79
--------------------------------------------------------------------------------------------------------------------
After Deducting                          Class A*                       -0.90        -1.44         N/A         4.04
Maximum Sales Charge                     Class B**                      -1.66        -2.54         N/A         4.95
or UBS PACE Program Fee                  Class C***                      2.71         1.94         N/A         6.09
                                         Class P*****                    3.07         1.93        4.76         5.20
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage-Backed Securities Index                         4.03         3.46        6.53         7.07
--------------------------------------------------------------------------------------------------------------------
Lipper Intermediate US Government Funds Median                           2.95         2.44        5.42         6.07
--------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -1.85%; since inception, 3.93%; Class B--1-year period, -2.97%; since inception, 4.88%; Class C1-year period, 1.51%; since inception, 6.06%; Class Y--1-year period, 3.07%; since inception, 5.93%; Class P--1-year period, 1.42%; 5-year period, 4.77%; since inception, 5.17%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent defered sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                             1/31/04
----------------------------------------------------------------------------------------------------
Weighted Average Duration                                                                  2.52 yrs.
Weighted Average Maturity                                                                  2.84 yrs.
Average Coupon                                                                                  3.93%
Average Quality                                                                                  AAA
Net Assets (mm)                                                                          $     475.8
Number of Securities                                                                             155
Bonds                                                                                          121.8%
Investments Sold Short                                                                         (15.0)%
Cash Equivalents and Other Liabilities in Excess of Other Assets                                (6.8)%
----------------------------------------------------------------------------------------------------

ASSET ALLOCATION*                                                                            1/31/04
----------------------------------------------------------------------------------------------------
U.S. Agency Mortgage Pass-Through Certificates                                                 107.1%
Collateralized Mortgage Obligations                                                              7.2
Asset-Backed Securities                                                                          7.1
Stripped Mortgage-Backed Securities                                                              0.4
U.S. Agency Mortgage Pass-Through Certificates Sold Short                                      (15.0)
Cash Equivalents and Other Liabilities in Excess of Other Assets                                (6.8)
----------------------------------------------------------------------------------------------------
Total                                                                                          100.0%
----------------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 3.36% (before the deduction of the UBS PACE program fee; 2.58% after the deduction of the maximum program fee), compared with the Lehman Brothers Intermediate Government/Credit Index (the "Index") return of 3.51%, and the 2.67% return of the Lipper Short-Intermediate Investment Grade Debt Funds Median. (Returns for all share classes over various time periods are shown in the table on page 11. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The six-month period was marked by ongoing volatility across all fixed income sectors. Throughout the period, interest rates alternated between rising in the wake of positive news and falling in response to negative news. Over this time, the Federal Reserve (the "Fed") left short-term interest rates unchanged at 1.0%, and, at its January 28, 2004 meeting, reconfirmed its balanced outlook for both growth and inflation. However, the Fed did make what was viewed to be a significant change in the language of its announcement. For the first time since August 2003, the statement contained no reference as to how long the Fed would be willing to keep rates low, other than to say that it "could be patient." This prompted many market participants to conclude that an increase in short-term rates was a strong possibility in the approaching months. We believe that given the lack of job creation and the continuing absence of inflation, the Fed appears unlikely to alter its current course, unless pushed to do so by a meaningful change in conditions.

ADVISOR'S COMMENTS

Throughout the period, the Portfolio was positioned in anticipation of a flattening yield curve, wherein the difference in yields between short- and long-term bonds would decrease. This bias benefited performance as two-year Treasury yields increased eight basis points (or "bps," which is 1/100 of a percentage point) over the period, while 10-year Treasury yields fell 28 bps.

An underweight in the corporate sector throughout the period was the greatest detractor from the Portfolio's relative performance, as corporate bonds outperformed other sectors during the period. However, individual security selection within the sector did help to somewhat mitigate the negative impact of this underweight. We expect to continue to underweight this sector, since we feel it does not offer relative value at this time.

Throughout the period, the Portfolio's positions in asset-backed securities ("ABS"), mortgages and non-US dollar securities all produced positive results. Within ABS, the Portfolio had a bias toward autos and credit cards. This enhanced results as these areas were among the strongest subsectors within the ABS market. We have recently reduced our position in ABS in order to take profits, but we anticipate maintaining an allocation in ABS.

In the mortgage sector, we initially increased the Portfolio's exposure to the sector on weakness when, in July 2003, the Lehman Brothers Mortgage Index posted its worst monthly performance since 1980. This move produced positive results when mortgages subsequently rebounded. We then took profits in the sector, and reduced our allocation to generic pass-through mortgages while maintaining an allocation to floating rate mortgages.

Finally, the Portfolio's holdings in non-US dollar securities also boosted returns. We intend to maintain exposure to non-US dollar instruments, as we believe the strengthening currencies against the US dollar, along with a lagging economic recovery relative to the US, points to outperformance by the sector.

While the lack of inflation may keep the Fed on hold in the near term, the combination of dollar weakness, equity market strength and above-average gross domestic product growth should exert upward pressure on interest rates. At this point, we believe that current valuations support a defensive positioning strategy. The Portfolio is structured with an underweight in duration in order to benefit from continued strong economic data. As always, we will actively manage the Portfolio, rotating sectors as they move in and out of favor.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST -- UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
BlackRock Financial Management, Inc.

PORTFOLIO MANAGERS:
Team

OBJECTIVE:
Current income, consistent with reasonable stability of principal.

INVESTMENT PROCESS:
BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to maintain the Portfolio's duration relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04             6 MONTHS        1 YEAR         5 YEARS     INCEPTION ^
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                              Class A*                3.22%         4.46%            N/A            3.12%
Maximum Sales Charge                          Class B**               2.91          3.76             N/A            2.93
or UBS PACE Program Fee                       Class C***              2.96          3.94             N/A            3.47
                                              Class Y****             3.35          4.72             N/A            3.42
                                              Class P*****            3.36          4.75            4.03%           5.04
--------------------------------------------------------------------------------------------------------------------------
After Deducting                               Class A*               -1.43         -0.24             N/A            1.56
Maximum Sales Charge                          Class B**              -2.09         -1.24             N/A            2.34
or UBS PACE Program Fee                       Class C***              2.21          3.19             N/A            3.47
                                              Class P*****            2.58          3.19            2.48            3.48
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Index                  3.51          5.00            6.67            6.96
--------------------------------------------------------------------------------------------------------------------------
Lipper Short-Intermediate Investment Grade Debt Funds Median          2.67          3.74            5.65            6.01
--------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -0.91%; since inception, 1.41%; Class B--1-year period, -2.05%; since inception, 2.25%; Class C1-year period, 2.46%; since inception, 3.40%; Class Y--1-year period, 3.99%; since inception, 3.32%; Class P--1-year period, 2.47%; 5-year period, 2.46%; since inception, 3.46%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class P)

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      1/31/04
---------------------------------------------------------------------------------------------
Weighted Average Duration                                                           3.20 yrs.
Weighted Average Maturity                                                           4.10 yrs.
Average Coupon                                                                           4.58%
Net Assets (mm)                                                                   $     351.8
Number of Securities                                                                      203
Long-Term Debt Securities (bonds and notes)                                              97.7%
Investments Sold Short                                                                   (0.9)%
Cash Equivalents and Other Liabilities in Excess of Other Assets                          3.2%
---------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                              1/31/04
---------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                    50.7%
AAA                                                                                      17.3
AA                                                                                       10.9
A                                                                                         8.6
BBB and Below                                                                             9.3
Cash Equivalents and Other Liabilities in Excess of Other Assets                          3.2
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

ASSET ALLOCATION*                                                                     1/31/04
---------------------------------------------------------------------------------------------
Corporate Securities                                                                     29.1%
U.S. Government Obligations                                                              27.7
U.S. Agency Mortgage Pass-Through Certificates                                           23.2
Asset-Backed Securities                                                                   9.1
International Government Obligations                                                      5.4
Collateralized Mortgage Obligations                                                       3.2
U.S. Agency Mortgage Pass-Through Certificates Sold Short                                (0.9)
Cash Equivalents and Other Liabilities in Excess of Other Assets                          3.2
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 5.85% (before the deduction of the UBS PACE program fee; 5.06% after the deduction of the maximum program fee), compared with the 4.76% return of the Lehman Brothers Government/Credit Index (the "Index"), and the 4.40% return of the Lipper Intermediate Investment Grade Debt Funds Median. (Returns for all share classes over various time periods are shown in the table on page 14. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Economic growth in the second half of the year met investors' expectations. Business investment revived, while massive fiscal stimulus and the impact of the mortgage refinancing boom sustained consumer consumption. This led to an annualized gross domestic product (GDP) figure of 8.2% in the third quarter of 2003, the fastest recorded pace in almost two decades. Fourth quarter GDP, although lower than expectations, was a solid 4.1%, and the 10-year Treasury yield finished the period at 4.14%, down 23 basis points (or "bps;" a basis point is 1/100th of a percentage point).

Commodity prices surged as economic growth revived, while the dollar plunged against most major currencies amid concern about the growing US trade deficit. Despite these trends, inflation overall was muted, and the Federal Reserve Board (the "Fed") kept the federal funds rate at 1.0%--a 45-year low--during the period. In a global economy wherein human resources and innovation are ever more important for boosting output, a slack labor market and gains in labor productivity allowed companies to absorb higher prices without raising prices.

ADVISOR'S COMMENTS

The Portfolio outperformed the Index during the reporting period. An emphasis on mortgages, combined with positive security selection, enhanced results as mortgages performed well. In addition, positions in Treasury inflation-protected securities (TIPS) and municipal bonds added to performance as these less volatile assets generated solid results. The Portfolio's exposure to emerging markets bonds also strongly boosted returns, as credit fundamentals within the asset class continued to improve.

Conversely, an underweight in corporate bonds detracted from results, as corporate profits and margins improved. However, positive security selection did help to mitigate the negative impact of this underweight. Non-US exposure, mainly to Eurozone issues, had minimal effect, as rates rose comparably in major developed markets. Overall, our interest rate strategies were neutral during the period.

Looking ahead, we believe that we will continue to see a global economic recovery in 2004, with China joining the United States as an engine of growth. US interest rates could increase by up to 100 bps for short-term maturities, and by less for longer-term maturities, as the market anticipates a tightening by the Fed. We believe the timing of a Fed move, which we expect late in 2004 or early in 2005, will depend on how quickly the labor market improves. For now, we believe the unused capacity in the labor markets, combined with enhanced labor productivity, should keep inflation tame.

It is our belief that the bond market environment in 2004 will be challenging, as upward pressure is placed on interest rates, and given the full valuations of Treasuries, most corporate securities and mortgages. It is our belief that this type of environment dictates an underweight to mortgages and corporates, a below-index duration, and a focus on intermediate maturities. Outside of these core strategies, we believe TIPS, municipal bonds, short maturity Eurozone bonds and emerging markets bonds appear compelling. TIPs can be used to hedge against secular inflation risk, and municipals can provide yields near Treasuries, as well as defensive characteristics in a rising rate environment. Short-term Eurozone bonds offer yields that have not factored in the low probability of central bank tightening in 2004. We also feel that modest exposure to the euro and yen can add value, as concern about the US trade deficit keeps the US dollar weak. Finally, we believe high-yielding emerging markets bonds appear to be poised for another good year as their fundamentals continue to improve.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC
("PIMCO")

PORTFOLIO MANAGER:
William C. Powers

OBJECTIVE:
Total return consisting of income and capital appreciation.

INVESTMENT PROCESS:
The Portfolio invests primarily in investment-grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                           SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04               6 MONTHS       1 YEAR      5 YEARS   INCEPTION^
--------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                        5.77%        5.85%         N/A        8.18%
Maximum Sales Charge                     Class B**                       5.31         4.99          N/A        7.01
or UBS PACE Program Fee                  Class C***                      5.45         5.26          N/A        7.82
                                         Class Y****                     5.91         6.05          N/A        7.78
                                         Class P*****                    5.85         6.08         6.54%       7.71
--------------------------------------------------------------------------------------------------------------------
After Deducting                          Class A*                        1.04%        1.11%         N/A        6.61%
Maximum Sales Charge                     Class B**                       0.31        -0.01          N/A        6.42
or UBS PACE Program Fee                  Class C***                      4.70         4.51          N/A        7.82
                                         Class P*****                    5.06         4.50         4.95%       6.11
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                                  4.76%        5.62%        6.69%       7.38%
--------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment Grade Debt Funds Median                   4.40%        4.83%        5.86%       6.38%
--------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 0.72%; since inception, 6.52%; Class B--1-year period, -0.40%; since inception, 6.04%; Class C--1-year period, 4.18%; since inception, 7.80%; Class Y--1-year period, 5.64%; since inception, 7.71%; Class P--1-year period, 4.18%; 5-year period, 4.91%; since inception, 6.10%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and the Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      1/31/04
---------------------------------------------------------------------------------------------
Weighted Average Duration                                                           5.08 yrs.
Weighted Average Maturity                                                           7.91 yrs.
Average Coupon                                                                           4.05%
Net Assets (mm)                                                                   $     340.9
Long-Term Debt Securities (bonds and notes)                                              88.9%
Cash Equivalents and Liabilities in Excess of Other Assets                               11.1%
---------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                              1/31/04
---------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                    54.8%
AAA                                                                                      14.0
AA                                                                                        3.3
A                                                                                         1.7
BBB                                                                                       6.5
BB                                                                                        2.1
B                                                                                         0.0
Below B/Non-rated                                                                         6.5
Cash Equivalents and Liabilities in Excess of Other Assets                               11.1
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

SECTOR ALLOCATION*                                                                    1/31/04
---------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                                      32.2%
U.S. Agency Mortgage Pass-Through Certificates                                           29.7
Corporate Securities                                                                     11.2
U.S. Government Obligations                                                               6.4
Municipal Securities                                                                      4.9
International Government Obligations                                                      4.0
Asset-Backed Securities                                                                   0.5
Cash Equivalents and Liabilities in Excess of Other Assets                               11.1
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

PERFORMANCE
During the six months ended January 31, 2004, the Fund's Class P shares returned 3.82% (before the deduction of the UBS PACE program fee; 3.05% after the deduction of the maximum program fee), compared with the 3.89% return for the Lehman Brothers Municipal Five-Year Index (the "Index") and the 4.61% return for the Lipper Intermediate Municipal Debt Funds Median. (Returns for all share classes over various time periods are shown in the table on page 17. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW
The fixed income markets rallied on mixed economic news, with strong US gross domestic product (GDP) growth being overshadowed by a weak job market, moderate inflation and the perception of continued accommodative monetary policy. However, monthly volatility was high.

Attractive returns in municipals were supported by strong overall demand, which helped offset the high level of supply during the period. In particular, the market saw heavy demand from property and casualty companies, which was driven by strong profitability trends. Hedge fund and arbitrage traders were also significant buyers, which added volatility to the market as they traded between municipals and taxable bonds.

ADVISOR'S COMMENTS
During the review period, sector and security selection contributed to performance. In particular, an overweight bias toward revenue bonds, such as hospital, industrial and tobacco securities, enhanced performance. In addition, while the Portfolio's exposure to the general obligation sector increased during the period to take advantage of what we believe to be attractive yield levels, its underweight to the sector as a whole versus the Index was beneficial. An underweight in pre-refunded bonds was also helpful as retail demand subsided due to low comparative yields. Alternately, an overweight position in housing bonds detracted from relative returns in the declining interest rate environment, although the impact was neutralized by strong security selection within this area.

From a regional standpoint, New York state bonds outperformed the national market, driven by light supply and strong retail demand. However, our underweight in this area hurt relative results, although an overweight to New York City bonds somewhat muted this underperformance. A neutral weighting to California had negligible impact on performance, while the Portfolio's exposure to California general obligation bonds detracted modestly from relative returns. Conversely, an overweight position in Illinois municipals enhanced results.

Our yield curve exposure was positive for performance over the period. Tax-exempt yields declined across the majority of the yield curve, which produced positive total returns for all maturity points. However, the greater rate decline from longer maturity bonds created a disparity between returns across the yield curve. The Portfolio benefited because it had greater exposure to longer maturity bonds in the seven- to 12-year maturity range, compared with the Index, which was concentrated entirely in the five-year range.

Looking ahead, we believe that municipals will continue to perform well relative to Treasuries. This will likely be driven by the combination of lighter supply--since issuance by municipalities will decline as revenue growth improves along with the economy--and strong demand, as investors seek stability and relative value. In addition, from a historical standpoint, municipals tend to outperform Treasuries in rising interest rate environments.

We are currently in the midst of a steep yield curve environment, since there is a large disparity between short- and long-term yields. In our opinion, as the difference narrows--which we believe is likely if the Fed raises short-term interest rates--it should be beneficial for the Portfolio given its positioning. We also believe that the Portfolio is well positioned if volatility increases, due to its high quality bias and defensive characteristics. Our emphasis on premium coupon bonds and our overweight position in housing bonds could also help results in the event economic growth is sufficient enough to exert upward pressure on interest rates.

We anticipate maintaining a neutral duration stance, which should be helpful in avoiding the harmful effects of high monthly volatility. Until the difference in yields between short- and long-term bonds begins to narrow, it is our belief that the Portfolio will benefit from the attractive yield advantage embedded into it.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Standish Mellon Asset Management Company LLC ("Standish Mellon")

PORTFOLIO MANAGER:
Christine L. Todd

OBJECTIVE:
High current income exempt from Federal income tax.

INVESTMENT PROCESS:
In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                              SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04            6 MONTHS         1 YEAR       5 YEARS      INCEPTION^
----------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                     3.72%          3.89%          N/A           4.86%
Maximum Sales Charge                     Class B**                    3.32           3.10           N/A           4.13
or UBS PACE Program Fee                  Class C***                   3.45           3.35           N/A           4.99
                                         Class Y****                  3.83           4.03           N/A           5.16
                                         Class P*****                 3.82           4.10          4.28%          5.29
----------------------------------------------------------------------------------------------------------------------
After Deducting                          Class A*                    -0.93          -0.78           N/A           3.26
Maximum Sales Charge                     Class B**                   -1.68          -1.90           N/A           3.18
or UBS PACE Program Fee                  Class C***                   2.70           2.60           N/A           4.99
                                         Class P*****                 3.05           2.55          2.73           3.72
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Five-Year Index                             3.89           4.45          5.45           5.60
----------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt Funds Median                       4.61           4.92          4.73           5.38
----------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -1.40%; since inception, 3.21%; Class B--1-year period, -2.49%; since inception, 3.18%; Class C--1-year period, 1.93%; since inception, 5.01%; Class Y--1-year period, 3.52%; since inception, 5.19%; Class P--1-year period, 1.88%; 5-year period, 2.82%; since inception, 3.73%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of nearest month-end of the inception of the oldest share class (Class P): August 31, 1995.

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      1/31/04
---------------------------------------------------------------------------------------------
Weighted Average Duration                                                           4.12 yrs.
Weighted Average Maturity                                                           6.12 yrs.
Average Coupon                                                                           5.51%
Net Assets (mm)                                                                   $     263.3
Bonds and Notes                                                                          98.2%
Short-Term Variable Notes                                                                 0.5%
Cash Equivalents and Other Assets in Excess of Liabilities                                1.3%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        1/31/04
---------------------------------------------------------------------------------------------
Insured                                                                                  38.2%
Revenue                                                                                  24.6
General Obligations                                                                      22.2
Federal Agency-Backed                                                                     6.3
Housing                                                                                   4.9
---------------------------------------------------------------------------------------------
Total                                                                                    96.2%
---------------------------------------------------------------------------------------------

TOP 5 STATES*                                                                         1/31/04
---------------------------------------------------------------------------------------------
California                                                                               11.3%
Texas                                                                                    10.7
New York                                                                                 10.7
Florida                                                                                   8.7
Illinois                                                                                  7.4
---------------------------------------------------------------------------------------------
Total                                                                                    48.8%
---------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                              1/31/04
---------------------------------------------------------------------------------------------
AAA/Aaa                                                                                  56.9%
AA/Aa                                                                                    19.1
A/A                                                                                       9.6
BBB/Baa                                                                                  12.6
A-1+/VMIG1                                                                                0.4
Non-rated                                                                                 0.1
Cash Equivalents and Other Assets in Excess of Liabilities                                1.3
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 10.07% (before deduction of the UBS PACE program fee; 9.25% after deduction of the maximum program fee), compared with a 10.87% return for the Citigroup World Government Bond Index (in US dollars) (the "Index") and a 9.42% return for the Lipper Global Income Funds Median. (Returns for all share classes over various time periods are shown in the table on page 21. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The reporting period was characterized by growing optimism over the outlook for global growth, especially in the US and Japan. This led to speculation that policymakers around the world would seek to retrieve some of the monetary stimulus in the system. However, despite economic growth and a rebound in the equity markets, the undercurrents of benign inflation and the threat of terrorism helped the global bond markets to end the period in positive territory.

ADVISORS' COMMENTS

ROGGE GLOBAL PARTNERS

During the period, overweights in the bonds of Sweden and Denmark enhanced results when they outperformed core Europe due to better growth and debt dynamics. Our exposure to Canadian government bonds, including inflation-linked securities, also enhanced results. In Japan, a strong economic recovery caused Japanese government bonds to underperform. As a result, our underweight in Japan added value over the period. In the US, Treasury yields held up relatively well due to Federal Reserve Board policy and benign inflation. Therefore, our underweight in US bonds detracted from performance. Our underweight in the UK worked well up until the last two months of the period and, as a result, the position overall subtracted from results.

Our foreign exchange strategy was helped by the decline of the US dollar. In particular, our overweights in the Australian dollar, Danish kroner and Canadian dollar versus the US dollar boosted returns. Our long Swedish krona versus the euro position worked well through the end of 2003, but expectations of rate cuts in Sweden at the beginning of 2004 hurt the currency. As a result, over the entire review period, the position generated flat returns. In the fourth quarter of 2003, the euro was the main beneficiary of the US dollar's decline, so our long Japanese yen position versus the euro held back performance. However, given the yen's strong rally in January 2004, our position produced a positive contribution over the period as a whole. Our short British pound versus the euro position enhanced results in the second half of 2003. However, with expectations growing for further rate increases in the UK, the pound rallied versus the euro, which hurt performance over the entire period.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISORS:

Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

PORTFOLIO MANAGERS:

Rogge Global Partners: Team, led by Olaf Rogge; FFTW: Team, led by David J. Marmon.

OBJECTIVE:

High total return

INVESTMENT PROCESS:

ROGGE GLOBAL PARTNERS seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries, because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

Additional value was added from nongovernment bond exposure. For much of the review period, approximately 20% of the Portfolio was invested in a diversified group of nongovernment securities. This position generated positive results for the Portfolio, as global corporate securities continued to deleverage and repair their balance sheets.

Fundamentals in emerging markets continued to be constructive for emerging markets debt. However, we concluded that the broad asset class had limited further upside potential. Therefore, over the review period, only about 2% of the Portfolio was invested in emerging markets debt. Within the class though, we saw some improving credit opportunities from areas that had recently lagged the market, and which we believed could deliver price gains. Overall, our exposure to emerging markets debt added a little value, with Brazil being the largest contributor to performance.

Looking ahead, we believe that the sustainability of the US economic recovery may be called into question in the second half of 2004. With the budget deficit set to balloon, and the need for funding through massive buying of US debt, we believe it is unlikely that investors will want to hold US government bonds or US dollars at today's inflated prices. Therefore, we anticipate maintaining an underweight US position. In the Eurozone, Germany and France appear poised to once again break the fiscal rules set by the European Monetary Union, and we feel this does not bode well for bond investors in core Europe. As such, we continue to prefer the peripheral European countries of Sweden and Denmark, given their better underlying debt dynamics. Finally, we believe that Asian and commodity-driven currencies are likely to be the main beneficiaries of the US dollar's decline, and have positioned the Portfolio accordingly.

FISCHER FRANCIS TREES & WATTS

Overall, our overweight in the corporate securities sector and our foreign exchange positioning generated positive results over the period. Corporate bonds rallied in the third quarter in the US and Europe amid mixed economic data. This trend continued through the fourth quarter and into January 2004, as strong economic data continued to impact the markets. We remain constructive on US corporate securities given the strength of the recovery and maintain a small overweight exposure, predominately in autos.

In the mortgage sector, the negative impact on returns from an overweight allocation more than offset small gains from security selection. Lower interest rates and a flatter yield curve prompted some selling, but light origination and solid demand from banks, insurance companies, and money managers left the sector in good technical condition. Despite valuations on the richer side, we believe mortgages continue to enjoy a very strong technical environment with limited originator supply and strong investor demand.

In terms of foreign exchange, the US dollar continued its decline against all major currencies, reaching trade-weighted lows not seen since the mid-1990s. The euro ended 2003 on a lifetime high. The sterling also appreciated significantly versus the dollar, climbing to an 11-year high, and the yen also managed to appreciate against the US dollar. Our positions fluctuated during the reporting period in response to changing expectations. Our main foreign exchange positions included being long the US dollar versus the euro and the yen in August, short the US dollar versus the euro and the yen in September, long the US dollar compared with the euro and Swiss franc in November, and underweight the US dollar versus the euro in December.

Our portion of the Portfolio is currently neutral versus the Index in US bonds. In the corporate bond sector, we held an overweight in US securities due to improving fundamentals, and were neutral in Europe, with a modest overweight in European telecoms. Our portion of the Portfolio held a neutral position in mortgages, as economic data, along with Federal Reserve Board commentary, has only led us to believe that yields will trade in a range for some time. At the end of the period, our portion of the Portfolio was underweight the US dollar, and we were in the process of diversifying our exposure away from a concentration in the euro in favor of other currencies.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04            6 MONTHS         1 YEAR       5 YEARS       INCEPTION^
------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                     9.94%         12.55%          N/A          10.28%
Maximum Sales Charge                     Class B**                    9.51          11.69           N/A           8.51
or UBS PACE Program Fee                  Class C***                   9.68          12.00           N/A           9.86
                                         Class Y****                 10.12          12.90           N/A           9.86
                                         Class P*****                10.07          12.81          3.84%          5.72
------------------------------------------------------------------------------------------------------------------------
After Deducting                          Class A*                     4.95           7.48           N/A           8.68
Maximum Sales Charge                     Class B**                    4.51           6.69           N/A           7.65
or UBS PACE Program Fee                  Class C***                   8.93          11.25           N/A           9.86
                                         Class P*****                 9.25          11.13          2.30           4.14
------------------------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index (in USD)                       10.87          13.66          6.00           6.29
------------------------------------------------------------------------------------------------------------------------
Lipper Global Income Funds Median                                     9.42          12.30          5.21           6.24
------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 9.03%; since inception, 8.89%; Class B--1-year period, 8.28%; since inception, 7.86%; Class C--1-year period, 12.84%; since inception, 10.13%; Class Y--1-year period, 14.41%; since inception, 10.07%; Class P--1-year period, 12.61%; 5-year period, 2.13%; since inception, 4.19%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Citigroup World Government Bond Index (in USD) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                       1/31/04
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     375.5
Number of Securities                                                                      221
---------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                              1/31/04
---------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                    11.8%
AAA                                                                                      45.9
AA                                                                                       14.7
A                                                                                        10.3
BBB                                                                                       9.1
BB                                                                                        1.2
Non-Rated                                                                                 0.6
Cash Equivalents and Liabilities in Excess of Other Assets                                6.4
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

TOP 5 COUNTRIES*                                                                      1/31/04
---------------------------------------------------------------------------------------------
United States                                                                            40.8%
Japan                                                                                    12.9
France                                                                                    6.6
Sweden                                                                                    5.9
United Kingdom                                                                            5.6
---------------------------------------------------------------------------------------------
Total                                                                                    71.8%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 15.79% (before the deduction of the UBS PACE program fee; 14.93% after the deduction of the maximum program fee), compared with the 16.86% return of the Russell 1000 Value Index (the "Index") and the 17.15% return of the Lipper Multi-Cap Value Funds Median. (Returns for all share classes over various time periods are shown in the table on page 26. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the period, the economy continued to gain momentum, spurred on by aggressive fiscal stimulus and the lowest short-term interest rates in 45 years. The abundance of improving economic statistics buoyed investors, who, optimistic that a sustainable economic recovery appeared to be underway, rotated their portfolios back into stocks.

Virtually every sector of the equity market benefited, but the more speculative issues--that is, low-cost, low-quality stocks--led the rally. In fact, many of the stocks that so conspicuously suffered in recent years were the top performers during the review period. On a style basis, contrary to historical convention, neither growth nor value clearly outperformed, as the broad-based market rally allowed both to deliver strong returns.

ADVISORS' COMMENTS

SSgA

During the period, our portion of the Portfolio generated strong absolute results, but slightly underperformed the benchmark. Our investment process incorporates perspectives on valuation, quality and sentiment, while the market generally favored stocks of relatively unattractive valuations and poor earnings quality over the period. In particular, the estimate revision factor, which we use as a proxy for earnings growth expectations, did not serve as a good predictor of returns, as the market rewarded stocks with poor or no cash flows and earnings.

Poor stock selection, particularly among technology and consumer discretionary companies, was the primary driver of underperformance as the market rewarded low-quality companies. We viewed SanDisk* and CheckFree Corp. (0.4%)** as attractive buy opportunities due to their improving earnings forecasts and strong cash flow-generating ability. Our overweight positions in these stocks detracted from results when the stocks declined over the reporting period. Underweight positions to some high-tech manufacturing companies within a speculative environment also hurt returns. These positions included Lucent Technologies,* Motorola Inc. (0.4%),** and Agilent Technologies*--less attractive firms from an earnings quality and valuation perspective. Among consumer discretionary, the Portfolio benefited from its holding

*     Not held by the Portfolio as of January 31, 2004.

** Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

INVESTMENT ADVISORS:

SSgA Funds Management, Inc. ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood")

PORTFOLIO MANAGER:

SSgA: Team; ICAP: Team; Westwood: Susan M. Byrne

OBJECTIVE:

Capital appreciation and dividend income.

INVESTMENT PROCESS:

SSgA uses several independent valuation measures to identify investment opportunities within a large-cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP uses its proprietary valuation model to identify large-capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over the next 12 to 18 months. ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

WESTWOOD maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

in Rent-A-Center* and an underweight to Viacom (0.1%).** However, these positions were not sufficient enough to overcome the poor results posted by holdings such as Blockbuster.* While Blockbuster possessed strong and growing cash flows, good earnings momentum and other attractive fundamentals, its stock price fell during the period after Viacom announced its intention to sell its 80% stake in the company.

Looking ahead, we believe there are a number of factors that suggest "quality" large-cap companies should start to outperform in the near term. Based on current earnings per share estimates, these types of companies are undervalued in every sector of the S&P 500 Index relative to their lower-quality peers. Even the most optimistic investors are forecasting slower profit growth in 2004, and research has shown a decelerating profits cycle typically benefits higher-quality stocks because they offer greater certainty and consistency of earnings. We believe we have positioned the Portfolio to generate excess returns in this type of environment. In particular, we are finding attractive investment opportunities in the financials, energy and healthcare sectors. As always, our overweight or underweight sector positions are driven by stock selection.

ICAP

During the reporting period, our portion of the Portfolio emphasized companies with strong balance sheets, excellent franchises and strong free cash flow. We believe financially strong companies are better positioned to defend and grow their businesses in a globally competitive environment, such as that which characterized the period. Furthermore, companies with healthy balance sheets and cash flows have more flexibility to distribute higher dividends and enact share repurchases, which provide tangible, near-term benefits to shareholders.

Many of the stocks in the Portfolio have businesses that we believe are closely tied to an improving economy, especially in light of the fact that excess capacity both in the US and abroad has kept prices under control. Industry leaders with strong franchises have more latitude to boost prices and stave off competition. Nonetheless, while larger-capitalization and higher-quality stocks, such as those in the Portfolio, did well during the period, the largest gains in the market came from more speculative stocks that possessed lower credit quality, higher P/E ratios, lower absolute stock prices and lower dividend yields. Thus, stock selection overall generated slightly negative results, leading our portion of the Portfolio to slightly underperform the Index.

While there weren't any stocks that, on an individual basis, severely hampered results over the reporting period, FirstEnergy and Verizon Communications were among those that posted some of the largest declines. We no longer hold either of these stocks in our portion of the Portfolio. An overweight position to healthcare that was driven by stock selection decisions was also among the larger negative contributors to relative performance.

Alternately, on an absolute basis, many of the stocks in our portion of the Portfolio did very well. Philips Electronics (0.5%), Aventis (0.4%) and ConocoPhillips (1.7%) all rose significantly over the period.**

Looking ahead, the growth prospects for the economy in the first half of 2004 appear positive. We believe monetary and fiscal policies will continue to offer unprecedented stimulus to the economy. In addition, the corporate sector is beginning to boost capital spending, increase inventories and add to payroll. However, the real test for the economy will begin in the second half of 2004. By then, the fiscal stimulus will diminish, and it is widely expected that the Federal Reserve Board may begin to tighten monetary policy by raising short-term interest rates.

Going forward, we expect to continue to emphasize what we believe to be high-quality, financially sound companies with solid market share positions, as we feel these types of organizations will fare well over the next 12 to 18 months in the low-inflation, competitive environment.

WESTWOOD

Over the period, the largest positive contributors to our portion of the Portfolio were the financial services, energy and consumer staples sectors. In financial services, the performances of Bank One (1.0%), Franklin Resources (0.3%) and Lehman Brothers (1.2%) positively impacted results.** However, an underweight to the sector as a whole--due to our risk control rules, which prohibit sector allocations above 25%--partially offset the positive impact generated by strong stock selection. At period end, the Index's weighting to the financial services sector was 36%.

*     Not held by the Portfolio as of January 31, 2004.

** Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

All of our energy-related holdings posted double-digit returns during the reporting period. Within the sector, strong stock selection among integrated oil companies, including ConocoPhillips (1.7%),** was especially beneficial. Within consumer staples, strong stock selection and an overweight versus the benchmark positively impacted performance. In particular, a nearly 40% return in Altria Group (1.1%), as well as strong returns from ConAgra Foods (0.3%) and Procter & Gamble (1.4%), boosted results.**

The primary detractors from performance were found in the technology and healthcare sectors. Within healthcare, stock selection and an overweight versus the benchmark were detrimental to results. In particular, holdings such as Wyeth* and Merck & Co. (0.9%)** posted poor returns, negatively impacting performance. In technology, a focus on large-cap hardware and enterprise technology companies held our portion of the Portfolio back, as these companies did not perform as well as their smaller-cap, lower quality counterparts. Given the divergence between our process and where absolute performance strength was found in the Index, our portion of the Portfolio underperformed the benchmark in the technology sector.

Throughout most of 2003, the best performing strategy in both the equity and fixed income markets came from buying low-quality companies, an approach that is contrary to the investing disciplines we follow. However, while these low-quality companies were the "winners" in 2003, it appears that a long-anticipated rotation toward quality may have begun in January. As prices for various fundamental risk levels continue to be rationalized, we believe our portion of the Portfolio is well positioned to benefit from a search for high quality in 2004.

Our current investment strategy focuses on high-quality companies that are showing positive and improving fundamentals, as well as free cash flow generation. For example, we are investing in select cyclical companies that we believe will experience greater benefits from an economic recovery, and will be able to translate even modest revenue growth into greater increases in free cash flow and earnings. This is reflected in our positions in the materials and processing, producer durables and energy sectors, as well as select technology stocks. We are also focusing on companies that, in our opinion, offer attractive dividend yields and high or growing dividend rates that can provide attractive returns in an investment environment that favors total returns and in which there is less appetite for risk.

*     Not held by the Portfolio as of January 31, 2004.

** Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04            6 MONTHS         1 YEAR       5 YEARS       INCEPTION^
------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                    15.65%         30.78%          N/A           2.42%
Maximum Sales Charge                     Class B**                   15.12          29.66           N/A           1.66
or UBS PACE Program Fee                  Class C***                  15.18          29.73           N/A           1.69
                                         Class Y****                 15.88          31.30           N/A           2.08
                                         Class P*****                15.79          31.12          0.39%          9.13
------------------------------------------------------------------------------------------------------------------------
After Deducting                          Class A*                     9.26          23.60           N/A           0.61
Maximum Sales Charge                     Class B**                   10.12          24.66           N/A           1.05
or UBS PACE Program Fee                  Class C***                  14.18          28.73           N/A           1.69
                                         Class P*****                14.93          29.17         -1.10           7.50
------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                             16.86          35.60          3.76          11.75
------------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Median                                  17.15          35.65          4.72          10.22
------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 19.81%; since inception, 0.11%; Class B--1-year period, 20.72%; since inception, 0.58%; Class C--1-year period, 24.72%; since inception, 1.23%; Class Y--1-year period, 27.16%; since inception, 1.58%; Class P--1-year period, 25.09%; 5-year period, -1.55%; since inception, 7.39%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class
      P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      1/31/04
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     979.9
Number of Securities                                                                      152
Stocks                                                                                   96.7%
ADRs                                                                                      1.8%
Cash Equivalents and Liabilities in Excess of Other Assets                                1.5%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        1/31/04
---------------------------------------------------------------------------------------------
Financials                                                                               32.3%
Energy                                                                                   12.5
Consumer Discretionary                                                                   12.4
Industrials                                                                              10.4
Information Technology                                                                    7.2
---------------------------------------------------------------------------------------------
Total                                                                                    74.8%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              1/31/04
---------------------------------------------------------------------------------------------
Citigroup                                                                                 4.2%
Bank of America                                                                           3.1
Exxon Mobil                                                                               2.9
Conoco Phillips                                                                           1.7
ChevronTexaco                                                                             1.6
J.P. Morgan Chase                                                                         1.6
Hewlett-Packard                                                                           1.6
Prudential Financial                                                                      1.5
Wells Fargo                                                                               1.4
BellSouth                                                                                 1.4
---------------------------------------------------------------------------------------------
Total                                                                                    21.0%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 12.22% (before the deduction of the UBS PACE program fee; 11.38% after the deduction of the maximum program fee), compared with the 14.23% return of the Russell 1000 Growth Index (the "Index") and the 11.84% return of the Lipper Large-Cap Growth Funds Median. (Returns for all share classes over various time periods are shown in the table on page 31. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The equity market continued to climb upward throughout the reporting period. Indications of rebounding economic activity, coupled with solid prospects for earnings growth, enabled buyers to push the S&P 500 Index to its highest close since May of 2002. While the market's rally was broad-based, speculative, lower-quality stocks led the equity market surge and significantly outperformed their large-cap counterparts. On a style basis, contrary to historical convention, neither growth nor value clearly outperformed, as the broad-based market rally allowed both to deliver strong returns.

ADVISORS' COMMENTS

GEAM

We use a bottom-up stock selection process to construct the Portfolio. In particular, we seek to invest in companies that we believe are market leaders with solid financial characteristics and strong management teams. We also favor firms that we believe have the potential to generate double-digit earnings growth, as well as stocks that, in our opinion, possess reasonable relative valuations. In keeping with this investment philosophy, we added Johnson & Johnson (2.0%), SLM Corp. (2.6%) and InterActive Corp. (0.7%) to our portion of the Portfolio over the period.* Technology companies Yahoo! (0.5%) and Cisco Systems (3.9%), oil services company Schlumberger (0.8%), and wireless telephone operator Vodafone (1.5%) were among the strongest performing stocks over the period.* Our largest holdings included Liberty Media (1.5%), Carnival (1.5%), First Data Corp. (1.4%), Home Depot (1.3%) and Cisco Systems Inc. (3.9%).*

Conversely, healthcare companies Lincare (0.8%), Wyeth (1.0%) and DENTSPLY (0.8%), as well as student loan processor SLM Corp (2.6%), negatively impacted performance.* We eliminated Concord EFS, Catalina Corp., Automatic Data Processing and Baker Hughes due to their deteriorating fundamentals.

Relative weightings in sectors and industry groups are primarily the result of our bottom-up stock selection process. As a result, our portion of the Portfolio was underweight in the consumer staples, industrials, healthcare,

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

ADVISORS:

GE Asset Management Incorporated ("GEAM"), Marsico Capital Management ("Marsico") and SSgA Funds Management, Inc. ("SSgA")

PORTFOLIO MANAGERS:

GEAM: David B. Carlson; Marsico: James A. Hillary; SSgA: Team

OBJECTIVE:

Capital appreciation

INVESTMENT PROCESS:

GEAM invests primarily in a limited number of equity securities believed to have above-average growth histories and/or growth potential. GEAM seeks to identify companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high-quality management focused on generating shareholder value.

MARSICO seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process focuses on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations. Marsico's disciplined investment approach combines top-down analysis with bottom-up stock picking.

SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The Portfolio has characteristics similar to the Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

materials and utilities sectors. Alternately, our portion of the Portfolio was overweight in the financials, information technology, consumer discretionary, telecommunications and energy sectors.

Going forward, we believe the economy will continue to improve, albeit at a somewhat slower pace--particularly in the second half of the year. Given this outlook, we believe the market will generate positive returns, but the high-risk momentum stocks that have led the rally thus far may not continue to generate the strongest results. In this environment, we believe growth stocks with reasonable valuations and strong fundamental positions will outperform, and we intend to continue to seek investments in these companies.

MARSICO

Several factors positively impacted our portion of the Portfolio's performance during the period. For example, our position in the healthcare sector gained 17% during the period. The Portfolio had a position in Zimmer Holdings (1.2%),* whose stock rose by more than 60%. Other strong performers included Boston Scientific (1.4%), Genentech (1.9%) and UnitedHealth (3.2%).* An underweight in the consumer staples sector, and select investments in financial stocks, such as Citigroup Inc. (3.2%) and Fannie Mae (3.2%), also enhanced results. Alternately, our portion of the Portfolio's holdings in the information technology sector generated mixed results: While QUALCOMM (2.0%), Cisco (3.9%) and Intel (4.3%) were among our best performers during the period, Maxim (0.7%) and Dell (2.4%) detracted from results.*

On a sector level, there were a number of sectors that negatively impacted performance during the period. For example, our portion of the Portfolio's investment results in the financial services sector lagged the Index, largely due to stock selection within the diversified financials industry. While our portion of the Portfolio's holdings in this industry performed well on an absolute basis, they underperformed the Index on a relative basis. Within the consumer discretionary sector, stock selection in the media industry, including positions in Viacom and Clear Channel, had a negative impact on performance. Both were subsequently eliminated from our portion of the Portfolio. Other individual stocks in this sector that detracted from results included Best Buy (0.3%)* and Amazon (0.5%),* as well as Walt Disney Productions, which was sold. In addition, all three industries within the industrial sector had a negative impact on performance, with stock selection in the transportation industry the largest detractor. Finally, our underweights in energy, materials, telecomm services and utilities detracted from performance.

By period end, our portion of the Portfolio's most significant economic sector allocations were in healthcare, information technology, financials, consumer discretionary and industrials. Our portion of the Portfolio had no exposure to the energy, materials and utilities sectors.

SSgA

During the reporting period, our portion of the Portfolio generated solid absolute results, but nonetheless underperformed its benchmark. Our investment process incorporates perspectives on valuation, quality and sentiment. The stock-picking ability of these components met with mixed results over the six months ended January 31, 2004. In particular, the estimate revision factor, which we use as a proxy for earnings growth expectations, did not serve as a good predictor of returns.

Because the market rewarded low-quality companies, individual stock selection, particularly among technology and healthcare firms, hurt performance. Software manufacturer Siebel Systems (0.4%), as well as technology-related firms such as National Semiconductor (0.3%), hurt performance.* However, in our opinion, these two technology stocks have improving earnings forecasts and strong cash flows that could promote growth, which make them attractive names to own. Among our healthcare companies, overweighting pharmaceuticals providers such as Pharmaceutical Resources (0.4%) and Forest Labs (1.5%) detracted from results.* These stocks generated negative returns during the reporting period, despite the fact that they were less expensive than other drug companies, and, in our opinion, well positioned to sustain growth with healthy cash flow numbers. The Portfolio benefited from an underweight to Wyeth (1.0%),* which fell sharply after it announced losses relating to legal bills pertaining to their diet drug fen-phen, though not enough to offset the losses of the Portfolio's other pharmaceutical holdings. On the other hand, stock selection among financial companies helped bolster returns. For example, overweights in Capital One Financial (0.5%)* and AmeriCredit Corp. (which we no longer own) returned solid double-digit returns after both companies reported strong profits.

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

Looking ahead, we believe there are a number of factors that suggest "quality" large-cap companies should start to outperform in the near term. Based on current earnings per share estimates, these types of companies are undervalued in every sector of the S&P 500 Index relative to their lower-quality peers. Even the most optimistic investors are forecasting slower profit growth in 2004, and a decelerating profits cycle typically benefits higher-quality stocks because they offer greater certainty and predictability of quality earnings streams. In particular, we are finding attractive investment opportunities in the financials, consumer discretionary and technology sectors. As always, our overweight and underweight sector positions are driven by stock selection.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                              SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04             6 MONTHS        1 YEAR         5 YEARS   INCEPTION^
----------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                    11.97%         33.61%          N/A         -12.16%
Maximum Sales Charge                     Class B**                   11.49          32.42           N/A         -12.83
or UBS PACE Program Fee                  Class C***                  11.48          32.51           N/A         -12.81
                                         Class Y****                 12.19          34.04           N/A         -10.43
                                         Class P*****                12.22          34.02         -7.72%          5.85
----------------------------------------------------------------------------------------------------------------------
After Deducting                          Class A*                     5.84          26.30           N/A         -13.72
Maximum Sales Charge                     Class B**                    6.49          27.42           N/A         -13.38
or UBS PACE Program Fee                  Class C***                  10.48          31.51           N/A         -12.81
                                         Class P*****                11.38          32.02         -9.10           4.27
----------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                            14.23          35.69         -5.81           8.01
----------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Median                                 11.84          30.80         -4.49           6.74
----------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 22.11%; since inception, -14.40%; Class B--1-year period, 23.11%; since inception, -14.04%; Class C--1-year period, 27.17%; since inception, -13.44%; Class Y--1-year period, 29.70%; since inception, -11.09%; Class P--1-year period, 27.73%; 5-year period, -8.11%; since inception, 4.18%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class
      P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      1/31/04
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     662.6
Number of Securities                                                                      107
Stocks                                                                                   95.0%
ADRs                                                                                      1.5%
Cash Equivalents and Other Assets in Excess of Liabilities                                3.5%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        1/31/04
---------------------------------------------------------------------------------------------
Information Technology                                                                   23.6%
Health Care                                                                              22.0
Financials                                                                               17.9
Consumer Discretionary                                                                   15.2
Industrials                                                                              11.0
---------------------------------------------------------------------------------------------
Total                                                                                    89.7%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              1/31/04
---------------------------------------------------------------------------------------------
Intel                                                                                     4.3%
Cisco Systems                                                                             3.9
Citigroup                                                                                 3.2
UnitedHealth Group                                                                        3.2
Fannie Mae                                                                                3.2
Microsoft                                                                                 2.8
SLM                                                                                       2.6
Pfizer                                                                                    2.5
Dell                                                                                      2.4
Comcast                                                                                   2.2
---------------------------------------------------------------------------------------------
Total                                                                                    30.3%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 19.72% (before the deduction of the UBS PACE program fee; 18.83% after the deduction of the maximum program fee), versus the 24.15% return of the Russell 2500 Value Index (the "Index") and the 20.61% return of the Lipper Small-Cap Value Funds Median. (Returns for all share classes over various time periods are shown in the table on page 35. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the period, the economy continued to gain momentum, spurred on by aggressive fiscal stimulus and the lowest short-term interest rates in 45 years. The abundance of improving economic statistics buoyed investors, who, optimistic that a sustainable economic recovery appeared to be underway, rotated their portfolios back into stocks.

Virtually every corner of the equity market saw price improvements during the period. Not surprisingly, however, the past year witnessed a sharp recovery in the market segments that had been hit hardest in the prior three years; of these, small caps were the performance leaders.

Within the small cap universe, investors gravitated to the most speculative stocks, including those in the information technology and telecommunications sectors. More conservative sectors, such as consumer staples and financials, reported comparatively modest gains. Nonetheless, despite investors' clear preference for more aggressive stocks, there was no strong style bias, as the broad-based market rally allowed both growth and value stocks to deliver strong returns.

ADVISORS' COMMENTS

ARIEL

In our portion of the Portfolio, a focus on high-quality, financially strong businesses with moderate risk characteristics adversely impacted relative performance, as lower-quality, more speculative companies generated the strongest returns over the period. Hardest-hit were holdings in the financial services, consumer discretionary and services, and utilities sectors. In terms of specific stock contributions, the Portfolio's position in IMS Health (2.0%)* generated good results due to positive quarterly results in the wake of increased spending by pharmaceutical manufacturers. An improving advertising environment boosted McClatchy Co. (1.6%), and Neiman Marcus Group (1.4%) benefited from the recovering economy and improved consumer confidence.* Conversely, CenturyTel (1.1%)* fell when it revised its quarterly expectations downward and lowered its short-term growth estimates. In addition, the share price of Grey Global Group (0.6%)* did not recover, as anticipated, since its announcement of a convertible debt offering in October 2003.

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO VALUE EQUITY
INVESTMENTS

ADVISORS:
Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM")

PORTFOLIO MANAGERS:
Ariel: John W. Rogers, Jr.; ICM: Team, led by Kevin A. Jones

OBJECTIVE:
Capital appreciation

INVESTMENT PROCESS:
ARIEL invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen out of favor among investors or are under-researched. In deciding which stocks to buy for the Portfolio, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value, and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration, or when the team identifies more attractive investment opportunities.

Over the period, we initiated positions in Andrew Corp. (1.4%), a global designer, manufacturer and supplier of communications equipment; Banknorth Group (0.9%), one of the 30 largest commercial banks in the United States; and Steelcase (0.9%), the largest designer and manufacturer of furniture and related products and services for the office industry.* We eliminated our positions in Toys "R" Us, as it had reached our estimation of its market value, and Safeway, given our concerns about the company's lack of ability, in our opinion, to meet our requisite 12% to 15% growth rate.

Overall, we are concerned about the market's dramatic advance, precisely because the stock market is now so expensive, and investor expectations are so high. We believe that today's valuations already reflect the dynamic economic recovery, as well as future corporate profit growth. Our contrarian sensitivities heighten when Wall Street investors appear to be so uniformly optimistic as they are at the present time. To this point, a quick look at any of the "Investor Sentiment Readings" published each week in BARRON'S shows rampant market euphoria. For these reasons, we are increasingly cautious in our market outlook, and, as such, expect to be ever more vigilant as we search for the rare high-quality businesses that we feel have the resilience to endure the more difficult environment that may lie ahead.

ICM

During the reporting period, our portion of the Portfolio had significant exposure to the sectors that led the market's advance, while concurrently underweighting financials, which performed poorly. Also contributing to our portion of the Portfolio's solid returns was strong stock selection in the financials, materials and processing, and technology sectors. More specifically, in materials and processing, the best position was Louisiana Pacific Corp.,** as the strong housing market stimulated increased demand for its products. In the technology sector, Fairchild Semiconductor International (0.5%)* rose sharply as the recovering economy led to stronger semiconductor demand, which in turn led to better pricing and increased orders for Fairchild's products. With regard to the financials sector, the Portfolio benefited from being underweight relative to the Index, while security selection also added value. Most notably, recent additions SAFECO Corp. (0.6%) and American Financial Group, Inc. (0.8%) were among the best performers in the Portfolio.*

The consumer sector generated the poorest relative returns, which is surprising given the renewed strength of the economy. It is possible that this improvement was already built into expectations. From an individual stock perspective, U.S. Oncology,** which provides comprehensive services in the cancer care field, was among the worst performing stocks in the portfolio. We grew concerned over possible reductions in government reimbursements, and this, coupled with large insider sales of the stock, led us to sell the position.

We believe that 2004 should prove to be an interesting year for the equity markets. By and large, we believe the greatest issue relates to the drastic changes we have seen in investor expectations. It is reasonable to conclude that investors' expectations for improved corporate earnings have risen considerably. Obviously, the strength of the economy in the third quarter of 2003 supported this view. However, we have already seen fourth quarter gross domestic product cool quite a bit. We are also concerned that there are numerous factors that could potentially have a negative effect on consumer spending over the remainder of the year. Job growth has been lackluster, mortgage rates have been at low levels for a year, and the Federal Reserve Board just recently adopted a less accommodative stance on monetary policy. In addition, neither the balance-of-trade picture nor that of corporate capital expenditures tends to support a stronger economy. If we do see a continued slowing in the economy, it will bring future earnings growth into question. The end result would be unmet investor expectations, which, in turn, could jeopardize future equity returns. We believe that in such an environment, investment success will primarily come from strong individual stock selection.

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

**   Not held by the portfolio as of January 31, 2004.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04              6 MONTHS      1 YEAR    5 YEARS     INCEPTION^
-------------------------------------------------------------------------------------------------------------------
Before Deducting                              Class A*                 19.59%      48.27%        N/A          14.56%
Maximum Sales Charge                          Class B**                19.15       47.14         N/A          13.87
or UBS PACE Program Fee                       Class C***               19.15       47.14         N/A          13.72
                                              Class Y****              19.81       48.73         N/A          15.74
                                              Class P*****             19.72       48.58        9.70%         10.91
-------------------------------------------------------------------------------------------------------------------
After Deducting                               Class A*                 13.01       40.16         N/A          12.54
Maximum Sales Charge                          Class B**                14.15       42.14         N/A          13.39
or UBS PACE Program fee                       Class C***               18.15       46.14         N/A          13.72
                                              Class P*****             18.83       46.37        8.07           9.26
-------------------------------------------------------------------------------------------------------------------
Russell 2500 Value Index                                               24.15       54.28       13.31          14.18
-------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Median                                    20.61       49.01       13.30          13.78
-------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 30.77%; since inception, 12.03%; Class B--1-year period, 32.32%; since inception, 12.90%; Class C--1-year period, 36.32%; since inception, 13.26%; Class Y--1-year period, 38.78%; since inception, 15.28%; Class P--1-year period, 36.59%; 5-year period, 7.35%; since inception, 9.05%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      1/31/04
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     338.8
Number of Securities                                                                      101
Stocks                                                                                   93.9%
Cash Equivalents and Liabilities in Excess of Other Assets                                6.1%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        1/31/04
---------------------------------------------------------------------------------------------
Industrials                                                                              22.7%
Financials                                                                               18.4
Health Care                                                                              14.6
Consumer Discretionary                                                                   13.7
Information Technology                                                                    9.9
---------------------------------------------------------------------------------------------
Total                                                                                    79.3%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              1/31/04
---------------------------------------------------------------------------------------------
Omnicare                                                                                  2.1%
IMS Health                                                                                2.0
MBIA                                                                                      2.0
Sybron Dental Specialties                                                                 1.7
Apogent Technologies                                                                      1.6
McClatchy                                                                                 1.6
Paxar                                                                                     1.6
RPM International                                                                         1.5
Markel                                                                                    1.5
Interpublic Group of Cos.                                                                 1.5
---------------------------------------------------------------------------------------------
Total                                                                                    17.1%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 17.83% (before deduction of the UBS PACE program fee; 16.95% after deduction of the maximum program fee), compared with the Russell 2500 Growth Index (the "Index") and Lipper Mid-Cap Growth Funds Median, which returned 20.29% and 16.22%, respectively. (Returns for all share classes over various time periods are shown in the table on page 38. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the period, the economy continued to gain momentum, spurred on by aggressive fiscal stimulus and the lowest short-term interest rates in 45 years. The abundance of improving economic statistics buoyed investors, who, optimistic that a sustainable economic recovery appeared to be underway, rotated their portfolios back into stocks.

Virtually every corner of the equity market saw price improvements during the period. Not surprisingly, however, the past year witnessed a sharp recovery in the market segments that had been hit hardest in the prior three years; of these, small caps were the performance leaders.

Within the small cap universe, investors gravitated to the most speculative stocks, including those in the information technology and telecommunications sectors. More conservative sectors, such as consumer staples and financials, reported comparatively modest gains. Nonetheless, despite investors' clear preference for more aggressive stocks, there was no strong style bias, as the broad-based market rally allowed both growth and value stocks to deliver strong returns.

ADVISOR'S COMMENTS

The Portfolio was up significantly during the period, although it lagged the Index. Technology stocks, fueled by an improved outlook for capital spending, were the biggest gainers, and our underweight in this sector was the main factor behind our relative underperformance. However, the Portfolio held a number of strong performers, including Micrel (1.3%) and Tekelec (1.1%), which both performed well as they benefited from improving sentiment.* Royal Caribbean (3.2%)* was the Portfolio's largest positive contributor to performance, up more than 50% due to improving sales and pricing trends.

Alternately, CV Therapeutics was one of the largest negative contributors to performance during the period, declining more than 50%. The company's stock fell after receiving disappointing news concerning its developmental drug for angina, and we exited the stock as a result of this development. Mediacom (0.8%)* was another large decliner due to disappointing subscriber growth.

Intra-period, we took some profits in certain financial and housing-related stocks that had generated strong performance. We also increased the Portfolio's exposure to certain technology stocks that we felt still had significant future growth opportunities.

In summary, the market's strength over the past year has given investors hope that the long bear market may finally be at an end. We are encouraged by the favorable outlooks that have been issued by many companies, and have shifted some assets toward companies that we believe should benefit the most from an overall economic rebound. It is our opinion that gains will not be concentrated in any one area, but rather spread over the leaders in various sectors of the market. We remain committed to finding and holding companies that we believe have solid competitive advantages and that should be able to thrive in this environment.

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

ADVISOR:

Delaware Management Company, Inc. ("Delaware Management Company")

PORTFOLIO MANAGER:

Gerald S. Frey

OBJECTIVE:

Capital appreciation

INVESTMENT PROCESS:

The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market with market capitalizations of less than $6 billion at the time of purchase. Up to 5% of the total assets may be invested in US dollar-denominated foreign securities. The Advisor employs bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Management generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                           SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04               6 MONTHS      1 YEAR     5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------
Before Deducting                              Class A*                 17.74%      45.42%        N/A          -3.40%
Maximum Sales Charge                          Class B**                17.16       44.01         N/A          -4.16
or UBS PACE Program Fee                       Class C***               17.22       44.20         N/A          -4.12
                                              Class Y****              17.95       45.77         N/A           1.29
                                              Class P*****             17.83       45.69        8.86%         10.63
-------------------------------------------------------------------------------------------------------------------
After Deducting                               Class A*                 11.27       37.38         N/A          -5.10
Maximum Sales Charge                          Class B**                12.16       39.01         N/A          -4.76
or UBS PACE Program Fee                       Class C***               16.22       43.20         N/A          -4.12
                                              Class P*****             16.95       43.52        7.23           8.99
-------------------------------------------------------------------------------------------------------------------
Russell 2500 Growth Index                                              20.29       55.81        4.09           7.08
-------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Median                                     16.22       41.61        2.66           7.43
-------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003 after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 29.78%; since inception, -5.88%; Class B--1-year period, 31.17%; since inception, -5.51%; Class C--1-year period, 35.23%; since inception, -4.85%; Class Y--1-year period, 37.75%; since inception, 0.58%;
Class P--1-year period, 35.63%; 5-year period, 7.55%; since inception, 8.82%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class
      P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      1/31/04
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     358.8
Number of Securities                                                                       89
Stocks                                                                                  101.1%
Cash Equivalents and Liabilities in Excess of Other Assets                               (1.1)%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        1/31/04
---------------------------------------------------------------------------------------------
Consumer Discretionary                                                                   34.4%
Information Technology                                                                   23.3
Financials                                                                               21.7
Health Care                                                                              14.8
Industrials                                                                               6.9
---------------------------------------------------------------------------------------------
Total                                                                                   101.1%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              1/31/04
---------------------------------------------------------------------------------------------
Royal Caribbean Cruises                                                                   3.2%
Coach                                                                                     3.0
Cymer                                                                                     2.6
Gentex                                                                                    2.5
Sovereign Bancorp                                                                         2.5
Fisher Scientific International                                                           2.3
PartnerRe                                                                                 2.1
Cheesecake Factory                                                                        2.0
Cost Plus                                                                                 1.9
Protein Design Labs                                                                       1.8
---------------------------------------------------------------------------------------------
Total                                                                                    23.9%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

PERFORMANCE

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 26.22% (before the deduction of the UBS PACE program fee; 25.28% after the deduction of the maximum program fee), compared with the MSCI Europe, Australasia, Far East Index Free (net LU) (in US dollars), which returned 25.33%, and the Lipper International Funds Median, which returned 23.21%. (Returns for all share classes over various time periods are shown in the table on page 41. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

After a modest start, international stock markets delivered strong returns for investors, driven primarily by the global economic recovery. Almost every foreign country offered opportunities for growth, but emerging markets were clearly the stars. Highly cyclical, emerging markets attracted investors eager to capitalize on the rapidly expanding global economy. In Europe, market performance was led by Germany. Finally, in the wake of SARS, unexpected success came from the Asian markets, especially Japan. Posting a positive return, Japan's stock market reversed a decade-long decline.

Across all of these markets, there was a preference for lower-quality, more speculative stocks. In fact, technology and Internet-related stocks, which had lost nearly all of their value in the bear market of prior years, rebounded sharply. The strong global economic recovery also boosted cyclical industries, including auto, paper, and mining.

ADVISOR'S COMMENTS

During the reporting period, our asset allocation strategy was the major contributor to performance. In particular, the Portfolio benefited from its overweight position in emerging markets equities, as this was the strongest performing equity class during the period. Within the emerging markets, an emphasis was placed on Asia, at the expense of Latin America. This proved beneficial, as did our stock selection within the region. PTT (1.2%), a Thai oil and gas company, and Aluminum Corporation of China (1.2%) stood out, as each appreciated over 100%.*

In general terms, the Portfolio benefited from its exposure to economically sensitive and market-sensitive stocks. For example, in Europe, our technology and consumer discretionary stocks were among the leading performers. The Portfolio enjoyed exceptionally good returns from Ericsson (2.2%), Porsche (1.8%) and Philips (1.5%).* Financial stocks were generally in demand, particularly the more market-sensitive companies such as AXA (1.6%) and BSCH (1.6%).* In Asia, Samsung (0.7%) enhanced results.*

On the other hand, stock selection in Japan was unfavorable, as higher-quality companies lagged an indiscriminate rally. Although we correctly predicted Japan's strong market rise in the second half of 2003, we underestimated how quickly and to what extent investors would regain confidence. In terms of individual stocks, NRI (0.9%) and Mabuchi Motors (0.7%) were disappointing performers over the period.* Bridgestone detracted from results, as well, and we subsequently eliminated it toward period end.

During the period, efforts were made to increase the economic sensitivity of the Portfolio, and to increase its exposure to restructuring companies. Relative performance improved in the latter part of the review period as the benefits of these positions were realized.

Looking ahead, we remain positive about the prospects for global economic growth. The pace of the recovery may moderate, but, in our opinion, confidence and investment should continue to rebound. In this environment, we expect interest rates to increase modestly. In terms of the Portfolio, we expect to maintain a preference for emerging markets and Japan over Europe, where we find valuations less appealing and expect a slower growth rate. Consistent with our positive view of the global economy, we were, at period end, overweight in the consumer discretionary, information technology and industrials sectors. Conversely, we were underweight in the more defensive areas of the market.

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISOR:

Martin Currie Inc. ("Martin Currie")

PORTFOLIO MANAGER:

Team, led by James Fairweather

OBJECTIVE:

Capital appreciation

INVESTMENT PROCESS:

The Portfolio invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Up to 10% of the Portfolio may be invested in emerging markets. A large part of the Portfolio's investments are usually denominated in foreign currencies. The Advisor looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the Advisor considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuations and the settlement system. Martin Currie generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                            SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04               6 MONTHS      1 YEAR     5 YEARS    INCEPTION ^
-------------------------------------------------------------------------------------------------------------------
Before Deducting                              Class A*                 25.96%      46.60%        N/A          -4.44%
Maximum Sales Charge                          Class B**                25.32       45.02         N/A          -5.31
or UBS PACE Program Fee                       Class C***               25.37       45.36         N/A          -5.20
                                              Class Y****              26.31       47.18         N/A          -3.74
                                              Class P*****             26.22       46.93       -1.12%          3.91
-------------------------------------------------------------------------------------------------------------------
After Deducting                               Class A*                 19.07       38.51         N/A          -6.13
Maximum Sales Charge                          Class B**                20.32       40.02         N/A          -5.91
or UBS PACE Program Fee                       Class C***               24.37       44.36         N/A          -5.20
                                              Class P*****             25.28       44.74       -2.59           2.36
-------------------------------------------------------------------------------------------------------------------
MSCI EAFE Free (net LU) (in USD) Index                                 25.33       46.65        0.31           3.98
-------------------------------------------------------------------------------------------------------------------
Lipper International Funds Median                                      23.21       42.27        0.60           4.73
-------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 31.61%; since inception, -6.65%; Class B--1-year period, 33.04%; since inception, -6.36%; Class C--1-year period, 37.11%; since inception, -5.65%; Class Y--1-year period, 39.97%; since inception, -4.22%; Class P--1-year period, 37.66%; 5-year period, -2.72%; since inception, 2.26%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class
      P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI EAFE Free Index (net LU) (in USD) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      1/31/04
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     516.8
Number of Securities                                                                       83
Equities (Common and Preferred Stocks and Warrants)                                      95.2%
Cash Equivalents and Liabilities in Excess of Other Assets                                4.8%
---------------------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                                  1/31/04
---------------------------------------------------------------------------------------------
Europe                                                                                   62.2%
Asia                                                                                     21.3
Emerging Markets                                                                          9.5
Australia                                                                                 2.2
Cash Equivalents and Liabilities in Excess of Other Assets                                4.8
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                                              1/31/04
---------------------------------------------------------------------------------------------
Japan                                                                                    20.3%
United Kingdom                                                                           15.7
France                                                                                   10.1
Sweden                                                                                    7.8
Switzerland                                                                               7.5
---------------------------------------------------------------------------------------------
Total                                                                                    61.4%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        1/31/04
---------------------------------------------------------------------------------------------
Financials                                                                               24.7%
Consumer Discretionary                                                                   18.8
Industrials                                                                              11.4
Telecommunication Services                                                                7.5
Information Technology                                                                    7.1
---------------------------------------------------------------------------------------------
Total                                                                                    69.5%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              1/31/04
---------------------------------------------------------------------------------------------
Vodafone                                                                                  3.4%
UBS**                                                                                     2.3
Telefonaktiebolaget LM Ericsson                                                           2.2
Roche Holdings                                                                            2.0
Assa Abloy                                                                                2.0
Nestle                                                                                    2.0
BNP Paribas                                                                               1.9
Royal Bank of Scotland                                                                    1.8
Porsche                                                                                   1.8
Autogrill                                                                                 1.8
---------------------------------------------------------------------------------------------
Total                                                                                    21.2%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

**   Due to SEC regulations, this position was subsequently sold.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

During the six months ended January 31, 2004, the Portfolio's Class P shares returned 29.64% (before the deduction of the UBS PACE program fee; 28.67% after the deduction of the maximum program fee), compared with the 31.13% return of the MSCI Emerging Markets Free (EMF) Index (the "Index") and the 32.19% return of the Lipper Emerging Markets Funds Median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page
46. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The global equity markets generated strong returns during the reporting period, led by the emerging markets. The factors that contributed to the advance included an improvement in economic data that supported a synchronized global recovery, low interest rates and, consequently, an improvement in investors' appetite for risk and, thus, equities. In this environment, emerging economies benefited from higher export demand, as well as the ongoing weakness of the US dollar and strong demand from China. These last two points have especially benefited countries with a resource bias--most notably, Latin America. Finally, domestic interest rates and pro-growth government policies also led to an improving domestic outlook in many emerging market countries.

On a regional basis, Latin America produced the most substantial returns, largely reflecting Brazil's significant gain of over 70% as a result of declining interest rates and mounting optimism over President Lula's fiscal program. The Asian markets responded positively to the continued buoyancy of intra-regional trade, driven largely by the rapid expansion of a Chinese economy that, quickly recovered from the SARS outbreak, posted fourth quarter 2003 gross domestic product growth of 9.9%. One of the region's smaller markets, Thailand, delivered a return of over 60% during the period, in large part due to an upgrading of its sovereign credit rating. Alternately, returns within the Emerging Europe, Middle East and Africa (EMEA) region were mixed. The Turkish market lost considerable ground in the aftermath of terrorism-related bombings in Istanbul, but, boosted by the release of a $502 million loan from the International Monetary Fund, recovered to post the second highest country return. Meanwhile, the resource-based Russian market posted more modest gains, having lost ground in October 2003, following the arrest and imprisonment of the chief executive officer of the leading oil group, YUKOS, on tax charges.

ADVISORS' COMMENTS

GGP

In our portion of the Portfolio, stock selection made the most significant contribution to performance, reflecting our emphasis on companies we considered most likely to benefit from the cyclical upturn in the global economy. In Brazil, our overweight positions in Gerdau (1.0%), a steel company, and in Cemig (0.9%), an electric utility company, added considerable value, as did exposure to mobile telecom operator Telesp Cellular (0.5%).* Stock selection in Mexico also enhanced results, most notably our overweights in Alfa (1.0%), an industrial company, and Grupo Mexico (0.4%), a mining company.*

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISOR:

Gartmore Global Partners ("GGP") and Baring International Investment Limited ("BII")

PORTFOLIO MANAGERS:

GGP: Philip Ehrmann and Peter Dalgliesh; BII: Team

OBJECTIVE:

Capital appreciation

INVESTMENT PROCESS:

GGP seeks to identify and quantify unexpected earnings growth. This process is driven by a disciplined and consistent investment philosophy that allows GGP to identify those companies that GGP believes will deliver positive earnings growth that will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses a top-down and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum on the stock, sector, country and Portfolio level. GGP generally sells a security that it believes no longer has the potential for above-consensus earnings growth.

BII seeks to identify favorable earnings and valuation characteristics through fundamental research. BLL seeks companies and markets that it believes have attractive growth prospects that are not fully reflected in their prices. BLL's equity criteria embrace fundamental research to uncover these types of investment opportunities and to manage risk in order to align its investment conviction with the Portfolio's investment objective. BLL generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

Within the EMEA region, stock selection in Russia also contributed positively, most notably as a result of an overweight position in oil and gas producer Gazprom (0.8%) and an underweight position in its troubled peer, YUKOS (0.4%), which posted one of the few negative returns during the period*. Stock selection in India made a particularly substantial contribution, offsetting the negative impact of an underweight country allocation. Among the best performers were Satyam Computer,** a software services group whose shares rose strongly as it continued to win new orders and see an increase in sales to its largest customer, General Electric, and ICICI Bank (0.5%),* which specializes in the provision of development finance to corporate clients. Overweights in Garanti Bankasi (0.5%) and Sabanci (0.3%), both Turkish banks, also added value, as did an overweight in the resurgent Turkish market.*

In Asia, strong stock selection in Taiwanese technology stocks such as AU Optronics,** and cyclical holdings such as South Korea's Hanjin Shipping (0.6%)* and China's Angang New Steel (0.5%)* and Denway Motors,** benefited returns, offsetting the negative impact of stock selection in Thailand. In terms of sector allocation, overweights in banks, communications and IT consultancy, and in cyclical sectors such as materials, machinery and marine, added value. This was due to the low interest rate environment, improving outlook for demand and accelerating economic activity. Our overall sector positioning offset the negative impact of our small cash weighting.

In terms of country allocation, our decision to overweight Brazilian stocks, in response to its increasingly favorable political and economic background, was positive for returns. Overweights in Russia, China and Indonesia were also positive, offsetting the negative contribution from an overweight in South Korea.

Looking ahead, we believe the outlook for the emerging markets is positive. Recent macro-economic data and corporate earnings releases suggest that the global economic recovery will continue to gain momentum through 2004. We also expect that the general trend of outsourcing production to low-cost manufacturers based in economies such as China will provide strong support, particularly for Asian emerging markets equities. In Latin America, the cycle of interest rate cuts in Brazil bodes well for its economy, while further encouraging data from the US should boost Mexican equities. We are less certain about the prospects for the EMEA region. The economic uplift that will occur when European Union membership is confirmed for certain Eastern European countries in 2004 already appears adequately reflected in their equity market valuations.

BII

The theme of a growth recovery in a low interest rate environment was the driving force behind our portion of the Portfolio's investment strategy. We expected that the major beneficiaries of the improving global environment would be the manufacturing-based, large Asian economies. However, in reality, the influence of the weaker US dollar and strong Chinese demand for commodities resulted in the more resource-focused economies of Latin America performing better during the period. This contributed to our portion of the Portfolio's relative underperformance during the review period.

A second major theme, which was at the country level, was a focus on areas we identified for their domestic growth recovery potential. This included India, Thailand and Brazil, which have benefited from either falling interest rates (Brazil) or pro-growth government economic policies (India and Thailand). Our portion of the Portfolio was well positioned in these markets.

Our sector strategy produced mixed results. Specifically in Asia, we focused on financials, which we felt would benefit from the increase in loan demand produced by the combination of the low interest rate environment and improving consumer and business confidence. In the smaller markets, our overweight positions in Bangkok Bank (0.5%) and Bank Mandiri (0.6%) in Thailand and Indonesia, respectively, performed well.* However, Kookmin Bank (1.9%) in Korea was a poor performer. The Portfolio also focused on select consumer discretionary and material stocks to gain cyclical exposure consistent with our top-down themes. In the materials sector, overweight positions in CVRD (1.8%) and Gerdau (1.0%), Brazilian iron ore and steel producers, respectively, enhanced results.*

In addition to the companies mentioned above, negative performance at the stock level was concentrated in two of the largest markets, Brazil and China. In Brazil, we were positioned in anticipation of a domestic recovery, with overweight holdings in Pao de Acucar (0.3%), a retailer, and Banco Itau (1.0%).* Both companies underperformed despite falling interest rates and signs of an economic rebound. In China, we saw positive results from our position in Yanzhou Coal (0.9%), but a large overweight in Asia Aluminum (1.2%) hurt results.* The latter experienced heavy selling pressure in January 2004 due to concerns about slower economic growth and equity

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

**   Not held by the Portfolio as of January 31, 2004.

issuance. We believe that both of these fears are unfounded, and that Asia Aluminum's stock price should recover over the coming months. Therefore, we have maintained our large overweight to this stock.

Despite the strong returns posted by emerging markets in 2003, we believe the outlook remains positive for 2004 in the absence of significant interest rate increases in the US. The combination of pro-growth statements from the Federal Reserve Board and the November presidential election makes it reasonable to conclude that any tightening in monetary policy will be gradual, in turn supporting the view that economic activity could surprise on the upside through 2004. Furthermore, the emerging markets asset class is entering the current economic upturn in a far healthier financial state than in previous cycles. Balance sheets are more robust, current account surpluses are commonplace, and the political commitment to prudent economic management is more evident. There are always exceptions, and identifying countries on the verge of a potential crisis remains a focal point for us. However, on balance, we expect to see further gains as the combination of higher growth and reasonable valuations should benefit the overall asset class.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/04               6 MONTHS     1 YEAR     5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------
Before Deducting                              Class A*                 29.50%      59.50%        N/A         5.16%
Maximum Sales Charge                          Class B**                28.97       58.25         N/A         6.82
or UBS PACE Program Fee                       Class C***               29.00       58.11         N/A         6.69
                                              Class Y****              29.64       60.53         N/A         5.08
                                              Class P*****             29.64       59.86        5.16%       -0.13
-------------------------------------------------------------------------------------------------------------------
After Deducting                               Class A*                 22.34%      50.72%        N/A         3.29%
Maximum Sales Charge                          Class B**                23.97       53.25         N/A         6.25
or UBS PACE Program Fee                       Class C***               28.00       57.11         N/A         6.69
                                              Class P*****             28.67       57.48        3.59%       -1.62
-------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free (EMF) Index                                 31.13%      62.54%      11.75%        1.97%
-------------------------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Median                                   32.19%      60.96%      11.30%        3.76%
-------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 46.16%; since inception, 2.61%; Class B--1-year period, 48.57%; since inception, 5.66%; Class C--1-year period, 52.43%; since inception, 6.14%; Class Y--1-year period, 55.56%; since inception, 4.45%; Class P--1-year period, 52.69%; 5-year period, 3.19%; since inception, -1.88%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      1/31/04
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     137.8
Number of Securities                                                                      184
Equities (Common and Preferred Stocks, Warrants and Rights)                              99.7%
Cash Equivalents and Liabilities in Excess of Other Assets                                0.3%
---------------------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                                  1/31/04
---------------------------------------------------------------------------------------------
Asia                                                                                     50.1%
Europe/Middle East/Africa                                                                28.5
Latin America                                                                            21.1
Cash Equivalents and Liabilities in Excess of Other Assets                                0.3
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

TOP FIVE COUNTRIES*                                                                   1/31/04
---------------------------------------------------------------------------------------------
South Korea                                                                              20.7%
Taiwan                                                                                   13.2
Brazil                                                                                   10.9
Mexico                                                                                    9.2
South Africa                                                                              9.1
---------------------------------------------------------------------------------------------
Total                                                                                    63.1%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              1/31/04
---------------------------------------------------------------------------------------------
Samsung Electronics                                                                       6.9%
Anglo American                                                                            3.3
Taiwan Semiconductor                                                                      2.9
Petroleo Brasileiro                                                                       2.2
America Movil                                                                             2.2
China Mobile (Hong Kong)                                                                  2.0
Kookmin Bank                                                                              1.9
Companhia Vale do Rio Doce                                                                1.8
LUKOIL                                                                                    1.5
Hon Hai Precision Industry                                                                1.4
---------------------------------------------------------------------------------------------
Total                                                                                    26.1%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                   MATURITY             INTEREST
  (000)                                                                     DATES                RATES              VALUE
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.57%
$       8,000   U.S. Treasury Bills                                  02/05/04 to 04/22/04    0.930 to 1.000%@  $     7,990,587
        1,530   Federal Farm Credit Bank                                         03/17/04             1.100@         1,527,896
        6,500   Federal Home Loan Bank                               07/06/04 to 12/03/04    1.070 to 1.450          6,500,000
        5,500   Federal Home Loan Mortgage Corp.                     09/13/04 to 11/16/04    1.350 to 1.400          5,500,000
Total U.S. Government and Agency Obligations (cost - $21,518,483)                                                   21,518,483
------------------------------------------------------------------------------------------------------------------------------
BANK NOTE-U.S. - 2.31%

        3,000   Wells Fargo Bank NA (cost - $3,000,000)                          02/02/04             1.030*         3,000,000
------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 12.63%

NON-U.S. - 7.47%

        2,000   Abbey National Treasury Services PLC                             02/02/04             1.025*         1,999,894
        2,000   Deutsche Bank AG                                                 04/08/04             1.070          2,000,000
        1,500   Fortis Bank NV                                                   02/13/04             1.040*         1,499,608
        2,200   Natexis Banque Populaires                                        04/06/04             1.070          2,200,000
        2,000   Westdeutsche Landesbank AG                                       02/02/04             1.050*         1,999,980
                                                                                                                     9,699,482

U.S. - 5.16%

        1,000   American Express Centurion Bank                                  02/18/04             1.020          1,000,000
        2,700   First Tennessee Bank N.A.                                        03/12/04             1.030          2,700,000
        3,000   SunTrust Bank                                                    02/02/04             1.060*         3,000,000
                                                                                                                     6,700,000
Total Certificates of Deposit (cost - $16,399,482)                                                                  16,399,482
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 64.34%

ASSET BACKED-AUTO & TRUCK - 2.31%
        3,000   New Center Asset Trust                                           03/22/04             1.080          2,995,500

ASSET BACKED-BANKING - 1.88%

        2,440   Atlantis One Funding Corp.                                       03/08/04             1.090          2,437,340

ASSET BACKED-FINANCE - 1.18%

        1,538   K2 (USA) LLC                                                     02/27/04             1.100          1,536,778

ASSET BACKED-MISCELLANEOUS - 22.81%

        2,000   Falcon Asset Securitization Corp.                                03/01/04             1.040          1,998,324
        2,460   Galaxy Funding, Inc.                                             04/07/04             1.110          2,454,994
        3,000   Giro Funding U.S. Corp.                                          02/18/04             1.030          2,998,541
        4,187   Giro Multi-Funding Corp.                             02/09/04 to 02/17/04    1.030 to 1.090          4,185,275
        3,000   Old Line Funding Corp.                                           02/26/04             1.020          2,997,875
        3,000   Preferred Receivables Funding Corp.                              02/27/04             1.020          2,997,790
        3,000   Receivables Capital Corp.                                        02/20/04             1.030          2,998,369
        3,000   Thunderbay Funding                                               03/02/04             1.030          2,997,425
        3,000   Triple A One Funding                                             02/20/04             1.030          2,998,369
        3,000   Variable Funding Capital Corp.                                   02/06/04             1.040          2,999,567
                                                                                                                    29,626,529

BANKING-NON-U.S. - 10.92%

        1,500   Alliance & Leicester PLC                                         03/12/04             1.080          1,498,200
        1,400   Den Norske Bank ASA                                              04/06/04             1.050          1,397,346

PRINCIPAL
  AMOUNT                                                                   MATURITY             INTEREST
  (000)                                                                     DATES                RATES              VALUE
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - (CONCLUDED)

BANKING-NON-U.S. - (CONCLUDED)

$       3,000   Depfa Bank PLC                                                   03/12/04             1.100%   $     2,996,333
        2,000   HBOS Treasury Services PLC                           02/10/04 to 04/14/04    1.040 to 1.070          1,997,624
        3,000   Nationwide Building Society                                      04/05/04             1.040          2,994,453
        1,300   Royal Bank of Scotland PLC                                       02/12/04             1.010          1,299,599
        2,000   Westpac Trust Securities NZ Ltd.                                 04/08/04             1.050          1,996,092
                                                                                                                    14,179,647

BANKING-U.S. - 17.89%

        3,000   Bank of America Corp.                                            02/26/04             1.020          2,997,875
        2,300   Danske Corp.                                                     02/09/04             1.010          2,299,484
        3,000   Dexia Delaware LLC                                               04/15/04             1.030          2,993,648
        2,500   ING (US) Funding LLC                                             05/03/04             1.040          2,493,356
        3,000   Nordea North America, Inc.                                       03/18/04             1.080          2,995,860
        3,000   Societe Generale North America, Inc.                             03/18/04             1.080          2,995,860
        2,623   Toronto-Dominion Holdings USA, Inc.                              03/08/04             1.085          2,620,154
        1,550   UniCredito Delaware, Inc.                                        02/06/04             1.100          1,549,763
        2,290   Westpac Capital Corp.                                            04/07/04             1.100          2,285,382
                                                                                                                    23,231,382

BROKERAGE - 2.31%

        3,000   Citigroup Global Markets Holdings, Inc.                          04/01/04             1.040          2,994,800

FINANCE-NONCAPTIVE DIVERSIFIED - 1.77%

        2,300   International Lease Finance Corp.                                02/02/04             1.010          2,299,935

PHARMACEUTICALS - 0.96%

        1,250   Aventis SA                                                       02/18/04             1.020          1,249,398

UTILITIES-OTHER - 2.31%

        3,000   RWE AG                                                           02/17/04             1.090          2,998,547
Total Commercial Paper (cost - $83,549,856)                                                                         83,549,856
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM CORPORATE OBLIGATIONS - 3.08%

ENERGY-INTEGRATED - 1.54%

        2,000   BP Capital Markets PLC                                           02/02/04             1.045*         2,000,000

FINANCE-NONCAPTIVE DIVERSIFIED - 1.54%

        2,000   General Electric Capital Corp.                                   02/09/04             1.190*         2,000,000
Total Short-Term Corporate Obligations (cost - $4,000,000)                                                           4,000,000
------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                          MATURITY           INTEREST
 (000)                                                                            DATES              RATES+        VALUE
------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 1.34%

           16   AIM Liquid Assets Portfolio                                      02/02/04             0.960%   $        16,398
        1,730   BlackRock Provident Institutional TempFund                       02/02/04             0.926          1,729,673
Total Money Market Funds (cost - $1,746,071)                                                                         1,746,071
------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $130,213,892) - 100.27%                                                                  130,213,892
Liabilities in excess of other assets - (0.27)%                                                                       (353,209)
Net Assets (applicable to 129,860,858 shares of beneficial
interest outstanding equivalent to $1.00 per share) - 100.00%                                                  $   129,860,683
------------------------------------------------------------------------------------------------------------------------------

* Variable rate securities - maturity dates reflect earlier of reset date or stated maturity date. The interest rates shown are the current rates as of January 31, 2004, and reset periodically.

@    Interest rates shown are the discount rates at date of purchase.

+    Interest rates shown reflect yield at January 31, 2004.

                       Weighted average maturity - 52 days

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                    MATURITY             INTEREST
 (000)                                                                      DATES                RATES              VALUE
------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 18.20%

$      14,916   GNMA                                                 07/15/33 to 11/15/33             4.500%   $    14,374,626
          814   GNMA                                                 06/15/33 to 09/15/33             5.000            810,125
           54   GNMA                                                 08/15/21 to 09/15/23             7.500             58,598
          169   GNMA                                                 12/15/07 to 02/15/23             8.000            182,327
        1,512   GNMA                                                             04/15/19             8.250          1,664,575
        1,165   GNMA                                                             08/15/09             9.000          1,265,289
          606   GNMA                                                 02/15/19 to 09/15/20            10.500            686,032
            6   GNMA                                                 03/15/13 to 05/15/19            11.500              7,200
        1,277   GNMA ARM                                                         07/20/30             3.500          1,289,693
          911   GNMA II                                              04/20/25 to 11/20/30             9.000            996,314
        2,317   GNMA II ARM                                          04/20/30 to 05/20/30             3.250          2,317,516
        9,514   GNMA II ARM                                          04/20/30 to 08/20/30             4.000          9,641,731
           29   GNMA II ARM                                                      02/20/28             4.250             29,225
        9,406   GNMA II ARM                                          01/20/18 to 02/20/28             4.375          9,560,467
        1,073   GNMA II ARM                                          06/20/19 to 08/20/30             4.500          1,098,134
        1,840   GNMA II ARM                                          07/20/17 to 08/20/27             4.750          1,886,231
          624   GNMA II ARM                                          10/20/30 to 11/20/31             5.500            636,693
        1,647   GNMA II ARM                                          11/20/21 to 10/20/29             5.625          1,691,711
       16,000   GNMA TBA                                                              TBA             5.000         15,910,000
       22,000   GNMA TBA                                                              TBA             5.500         22,460,636
Total Government National Mortgage Association Certificates
 (cost - $86,194,878)                                                                                               86,567,123
------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK ASSOCIATION CERTIFICATES - 0.83%

        3,951   FHLB (cost - $3,950,606)                                         10/25/33             1.211^^        3,951,044
------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 17.67%

          511   FHLMC                                                            12/15/29             1.450^^          510,646
        1,579   FHLMC                                                            07/01/08             6.000          1,622,461
           64   FHLMC                                                09/01/04 to 08/01/25             7.000             66,131
          187   FHLMC                                                            05/01/21             7.450            190,222
           35   FHLMC                                                10/01/17 to 11/01/24             7.500             38,022
          308   FHLMC                                                            03/01/13             8.000            337,084
          368   FHLMC                                                            05/01/16             8.500            382,762
        1,154   FHLMC                                                07/01/09 to 04/01/25             9.000          1,259,468
          152   FHLMC                                                            11/01/16             9.750            166,765
           88   FHLMC                                                10/01/05 to 11/01/20            10.500             97,312
          385   FHLMC                                                05/01/11 to 12/01/20            11.000            434,292
          322   FHLMC                                                05/01/10 to 07/01/19            11.500            364,198
          632   FHLMC ARM                                                        11/01/27             3.354            649,616
          474   FHLMC ARM                                                        01/01/28             3.387            489,117
          684   FHLMC ARM                                                        10/01/23             3.448            709,121
        1,584   FHLMC ARM                                                        04/01/29             3.523          1,636,897
        1,121   FHLMC ARM                                                        07/01/24             3.525          1,163,843
        2,077   FHLMC ARM                                                        07/01/28             3.530          2,150,118
        1,398   FHLMC ARM                                                        12/01/29             3.578          1,448,845
        2,867   FHLMC ARM                                                        11/01/29             3.581          2,957,486

PRINCIPAL
  AMOUNT                                                                   MATURITY             INTEREST
  (000)                                                                     DATES                RATES              VALUE
------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - (CONCLUDED)

$       2,265   FHLMC ARM                                                        06/01/28             3.637%   $     2,357,554
        2,239   FHLMC ARM                                                        10/01/27             3.640          2,330,715
          426   FHLMC ARM                                                        01/01/30             3.746            443,876
        1,387   FHLMC ARM                                                        10/01/27             3.825          1,435,690
        1,356   FHLMC ARM                                                        01/01/29             3.826          1,403,228
        1,879   FHLMC ARM                                                        11/01/25             3.990          1,943,956
          490   FHLMC ARM                                                        10/01/29             6.006            507,670
       56,000   FHLMC TBA                                                             TBA             5.500         56,962,528
Total Federal Home Loan Mortgage Corporation Certificates
 (cost - $83,129,499)                                                                                               84,059,623
------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 2.81%

          731   FHA Hilltop                                                      08/01/23             7.000            737,824
        3,357   FHA Project Certificates                                         02/01/21             7.400          3,356,987
          436   FHA Project Certificates                                         12/01/23             7.430            444,819
          501   FHA Project Certificates                                         04/01/19             7.480            511,470
        1,597   FHA Project Certificates                                         02/01/20             8.430          1,597,264
        1,631   FHA Reilly                                                       07/01/20             6.896          1,647,099
          180   FHA Reilly                                                       08/01/20             7.430            183,916
        4,891   FHA Wingate St. Francis                                          04/01/31             8.375          4,890,520
Total Federal Housing Administration Certificates
 (cost - $13,364,545)                                                                                               13,369,899
------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 67.60%

       50,343   FNMA                                                 05/01/18 to 12/01/18             5.000         51,547,585
      132,931   FNMA                                                 05/01/14 to 01/01/34             5.500        135,569,892
           51   FNMA                                                             03/01/33             6.000             53,301
        8,087   FNMA                                                 09/01/12 to 07/01/32             6.500          8,510,994
           14   FNMA                                                             03/01/04             7.000             14,544
        1,194   FNMA                                                 05/01/24 to 11/01/26             7.500          1,283,417
          526   FNMA                                                 07/01/25 to 11/01/26             8.000            573,019
          521   FNMA                                                             09/01/25             8.500            570,655
        1,032   FNMA                                                 02/01/05 to 02/01/26             9.000          1,128,588
          630   FNMA                                                 04/01/10 to 12/01/15             9.250            683,052
           37   FNMA                                                 03/01/06 to 12/01/09             9.500             38,874
          243   FNMA                                                             08/01/19            10.000            272,268
           87   FNMA                                                 07/01/10 to 06/01/19            10.250             96,646
          264   FNMA                                                 02/01/12 to 04/01/22            10.500            295,688
          433   FNMA                                                 07/01/13 to 05/01/20            11.000            484,360
       12,563   FNMA ARM                                                         10/01/26             2.390         12,610,924
          932   FNMA ARM                                                         09/01/15             2.698            941,169
          794   FNMA ARM                                                         09/01/26             3.103            817,115
          416   FNMA ARM                                                         02/01/26             3.316            430,292
          520   FNMA ARM                                                         02/01/30             3.470            541,373
          343   FNMA ARM                                                         02/01/29             3.530            353,306
          347   FNMA ARM                                                         07/01/30             4.145            355,071
          349   FNMA ARM                                                         12/01/27             4.320            362,092

PRINCIPAL
  AMOUNT                                                                         MATURITY           INTEREST
  (000)                                                                           DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)

$         729   FNMA ARM                                                         05/01/30             4.430%   $       749,262
        1,006   FNMA ARM                                                         03/01/25             5.161          1,041,085
           46   FNMA ARM                                                         11/01/23             6.000             46,600
          114   FNMA ARM                                                         09/01/29             6.622            117,715
          180   FNMA ARM                                                         07/01/09             7.249            202,448
       78,000   FNMA TBA                                                              TBA             5.000         80,766,543
       20,500   FNMA TBA                                                              TBA             5.500         21,163,914
Total Federal National Mortgage Association Certificates
 (cost - $319,881,902)                                                                                             321,621,792
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.17%

        1,575   Federal Agricultural Mortgage Corp., Series 2002,
                 Class AA1                                                       04/25/11             7.820          1,722,728
          170   FHLMC REMIC, Series 23, Class KZ                                 11/25/23             6.500            181,252
           96   FHLMC REMIC, Series 0159, Class H                                09/15/21             4.500             96,226
           46   FHLMC REMIC, Series 0185, Class E                                08/15/06             9.000             45,585
          554   FHLMC REMIC, Series 1003, Class H                                10/15/20             1.875^^          554,147
           19   FHLMC REMIC, Series 1349, Class PS                               08/15/22             7.500             19,555
        1,412   FHLMC REMIC, Series 1502, Class PX                               04/15/23             7.000          1,515,317
          721   FHLMC REMIC, Series 1534, Class Z                                06/15/23             5.000            720,356
          228   FHLMC REMIC, Series 1573, Class PZ                               09/15/23             7.000            246,154
           74   FHLMC REMIC, Series 1589, Class Z                                09/15/23             6.250             74,103
          191   FHLMC REMIC, Series 1658, Class GZ                               01/15/24             7.000            204,653
        1,172   FHLMC REMIC, Series 1694, Class Z                                03/15/24             6.500          1,190,326
           55   FHLMC REMIC, Series 1775, Class Z                                03/15/25             8.500             59,470
          291   FHLMC REMIC, Series 2156, Class ZB                               05/15/29             6.000            292,037
          257   FHLMC REMIC, Series 2258, Class F                                06/15/29             1.450^^          257,673
        8,781   FNMA ARM, Series 2003-W11, Class A2                              07/25/33             6.437          9,223,578
           15   FNMA REMIC, Trust 1992-074, Class Z                              05/25/22             8.000             15,745
           69   FNMA REMIC, Trust 1992-129, Class L                              07/25/22             6.000             73,053
          184   FNMA REMIC, Trust 1992-158, Class ZZ                             08/25/22             7.750            201,398
        1,598   FNMA REMIC, Trust 1993-037, Class PX                             03/25/23             7.000          1,732,441
            8   FNMA REMIC, Trust 1993-240, Class Z                              12/25/13             6.250              8,618
           91   FNMA REMIC, Trust 1993-250, Class Z                              12/25/23             7.000             97,158
          263   FNMA REMIC, Trust G92-040, Class ZC                              07/25/22             7.000            282,454
          148   FNMA REMIC, Trust G94-006, Class PJ                              05/17/24             8.000            164,907
        1,339   FNMA REMIC, Trust Series 1987-002, Class Z                       11/25/17            11.000          1,542,659
          803   FNMA REMIC, Trust Series 1988-007, Class Z                       04/25/18             9.250            896,039
          250   GNMA REMIC, Trust Series 2000-009, Class FH                      02/16/30             1.600^^          251,417
        4,877   GNMA, Series 2002-005, Class PC                                  12/16/28             6.500          4,894,927
          164   Small Business Administration, Series 1995-10,
                 Class B1                                                        03/01/05             7.750            167,967
          137   Small Business Administration, Series 1997-P10,
                 Class B11                                                       05/10/07             7.310            148,300
        1,728   Small Business Administration, Series 2000-10,
                 Class B1                                                        08/01/10             7.449          1,890,546
        1,309   Citifinancial Mortgage Securities, Inc.                          09/25/32             1.400^^        1,309,851
          454   CS First Boston Mortgage Securities Corp.,
                 Series 2002-5, Class 1A3                                        02/25/32             6.150            454,669
        2,024   CS First Boston Mortgage Securities Corp.,
                 Series 2002-HE4, Class A2                                       08/25/32             1.540^^        2,026,341

PRINCIPAL
 AMOUNT                                                                    MATURITY             INTEREST
 (000)                                                                      DATES                RATES              VALUE
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)

$         157   Green Tree Financial Corp., Series 1998-2,
                 Class A5                                                        11/01/16             6.240%   $       154,869
        1,315   Home Equity Mortgage Trust, Series 2003-3,
                 Class A1                                                        09/25/33             1.500^^        1,315,555
           68   PNC Mortgage Securities Corp., Series 2000-8,
                 Class 3A-1                                                      12/25/30             1.750^^           68,249
            2   Residential Funding Mortgage Securities, Inc.,
                 Series 1993-S15, Class A9 (1)                                   04/25/08             2.791              2,233
Total Collateralized Mortgage Obligations (cost - $32,874,347)                                                      34,102,556
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 7.12%

          165   Ameriquest Mortgage Securities, Inc.                             05/15/30             1.420^^          165,226
        2,000   Conseco Finance Home Loan Trust                                  06/15/24             9.520          2,034,228
          350   Conseco Finance Securitizations Corp.,
                 Series 1999-F, Class M2                                         10/15/30             9.300            368,934
        1,352   Conseco Finance Securitizations Corp.,
                 Series 1999-H, Class MF2                                        12/15/29             9.290          1,455,563
        1,000   Conseco Finance Securitizations Corp.,
                 Series 2000-5, Class M1                                         02/01/32             8.400            280,000
        2,612   CWABS, Inc., Series 2002-S4, Class A1                            10/25/17             1.250^^        2,613,307
        1,638   Embarcadero Aircraft Securitization Trust,
                 Series 2000-A, Class B (1)(2)                                   08/15/25             2.200^^            4,095
        2,006   EMC Mortgage Loan Trust (1)(2)                                   08/25/40             1.850^^        2,022,912
        4,989   First Franklin Mortgage Loan Trust                               03/25/34             2.820^^        5,026,763
        3,710   Fremont Home Loan Trust                                          02/25/33             1.481^^        3,713,378
          757   Impac Secured Assets CMN Owner Trust,
                 Series 1998-1, Class M2                                         07/25/25             7.770            755,841
        2,458   Long Beach Mortgage Loan Trust                                   05/25/32             1.420^^        2,460,328
        4,650   Renaissance Home Equity Loan Trust,
                 Series 2003-2, Class A                                          08/25/33             1.540^^        4,664,093
        3,672   Specialty Underwriting & Residential Financing,
                 Series 2003-BC1, Class A                                        01/25/34             1.481^^        3,674,991
        4,633   Structured Asset Investment Loan Trust,
                 Series-BC3, Class A1                                            04/25/33             1.241^^        4,630,663
Total Asset-Backed Securities (cost - $35,970,027)                                                                  33,870,322
------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES - 0.44%

          779   FHLMC REMIC, Series 0013, Class B (1)+++                         06/25/23             7.000            149,734
           54   FHLMC REMIC, Series 0015, Class WA (1)+++                        03/25/22             7.000                916
           83   FHLMC REMIC, Series 1554, Class 1 (1)+++                         08/15/08             6.500              7,212
        3,237   FHLMC REMIC, Series 1627, Class PN (1)+++                        09/15/22             6.000            195,249
          107   FHLMC REMIC, Series 2136, Class GD (1)+++                        03/15/29             7.000             15,934
           66   FHLMC REMIC, Series 2143, Class IB (1)+++                        12/15/24             6.000                 32
          691   FHLMC REMIC, Series 2178, Class PI (1)+++                        08/15/29             7.500             78,844
            1   FNMA REMIC, Trust 1992-142, Class KB (1)+++                      08/25/07            11.980             19,447
            1   FNMA REMIC, Trust 1992-157, Class JA (1)+++                      09/25/07            10.146             18,241
          102   FNMA REMIC, Trust 1992-207, Class U (1)+++                       10/25/07             7.500                637
          176   FNMA REMIC, Trust 1993-138, Class JC (1)+++                      11/25/22             7.000              3,830
          139   FNMA REMIC, Trust 1994-030, Class IA (1)+++                      11/25/22             6.500              4,016
        1,813   CWMBS, Inc., Series 1998-14, Class A2 (1)+++                     12/25/13             0.500              2,325
       41,433   Hilton Hotel Pool Trust, Series 2000-HLTA,
                 Class X (1)(2)+++                                               10/03/15             0.622          1,620,464
Total Stripped Mortgage-Backed Securities (cost - $2,271,151)                                                        2,116,881
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 18.99%

       30,750   U.S. Treasury Bills *                                03/11/04 to 06/17/04    0.895 to 1.040         30,657,289
       10,000   Federal Home Loan Bank                                           04/14/04             0.995          9,979,824

PRINCIPAL
 AMOUNT                                                                    MATURITY             INTEREST
 (000)                                                                      DATES                RATES              VALUE
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - (CONCLUDED)

$      21,500   Federal Home Loan Mortgage Corp.                     04/06/04 to 05/10/04    1.000 to 1.030%   $    21,456,568
       28,300   Federal National Mortgage Association                02/04/04 to 04/28/04    1.000 to 1.050         28,242,589
Total Short-Term U.S. Government and Agency Obligations
 (cost - $90,336,270)                                                                                               90,336,270
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.72%

        3,422   Repurchase Agreement dated 01/30/04 with State
                 Street Bank & Trust Co., collateralized by
                 $3,460,000 U.S. Treasury Notes, 2.000% due
                 11/30/04; (value - $3,494,600); proceeds:
                 $3,422,260 (cost - $3,422,000)                                  02/02/04             0.910          3,422,000
Total Investments Before Investments Sold Short
 (cost - $671,395,225) - 141.55%                                                                                   673,417,510
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS SOLD SHORT - (14.97)%

      (70,000)  FNMA TBA (proceeds - $71,356,250)                                     TBA             5.500        (71,225,000)
Other liabilities in excess of other assets - (26.58)%                                                            (126,438,020)

Net Assets - 100.00%                                                                                           $   475,754,490
------------------------------------------------------------------------------------------------------------------------------

@     Interest rates shown are the discount rates at date of purchase.

^^ Floating rate securities. The interest rates shown are the current rates as of January 31, 2004.

*     Security, or portion thereof, was on loan at January 31, 2004.

+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(1)   Illiquid securities representing 0.87% of net assets.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.77% of net assets as of January 31, 2004, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of January 31, 2004.

REMIC Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

NUMBER OF
CONTRACTS
  (000)                                                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN

       60,000   3 Month LIBOR(1) Interest Rate Swap, strike
                 @ 4.00%, expires 10/31/05                                                                     $     1,123,800
        3,300   3 Month LIBOR(1) Interest Rate Swap, strike
                 @ 5.97%, expires 10/04/04                                                                             309,969
                                                                                                                     1,433,769
------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN

        3,300   3 Month LIBOR(1) Interest Rate Swap, strike
                 @ 5.97%, expires 10/04/04                                                                              18,018
       60,000   3 Month LIBOR(1) Interest Rate Swap, strike
                 @ 7.00%, expires 10/31/05                                                                           1,050,000
                                                                                                                     1,068,018
Total Written Options (premiums received $1,998,990)                                                           $     2,501,787
------------------------------------------------------------------------------------------------------------------------------

(1)  3 Month LIBOR (London Interbank Offered Rate) at January 31, 2004 was
     1.132%.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                    MATURITY            INTEREST
  (000)                                                                      DATES               RATES              VALUE
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 27.69%

$       1,950   U.S. Treasury Bonds                                              08/15/23             6.250%   $     2,254,001
        3,855   U.S. Treasury Bonds                                              11/15/12            10.375          4,905,638
        1,200   U.S. Treasury Bonds                                              08/15/13            12.000          1,654,734
        2,115   U.S. Treasury Notes                                              09/30/05             1.625          2,115,248
        9,630   U.S. Treasury Notes (1)                                          10/31/05             1.625          9,623,230
       38,660   U.S. Treasury Notes (1)                                          11/30/05             1.875         38,762,681
        2,140   U.S. Treasury Notes                                              12/31/05             1.875          2,143,595
       12,915   U.S. Treasury Notes                                              08/31/05             2.000         12,999,245
        1,350   U.S. Treasury Notes                                              11/15/06             2.625          1,363,711
          345   U.S. Treasury Notes                                              11/15/07             3.000            348,868
          495   U.S. Treasury Notes                                              12/15/08             3.375            500,394
        7,000   U.S. Treasury Notes (1)                                          11/15/12             4.000          6,994,533
        4,160   U.S. Treasury Notes (1)                                          11/15/13             4.250          4,197,698
        1,445   U.S. Treasury Notes                                              05/15/07             4.375          1,530,402
          760   U.S. Treasury Notes                                              05/15/06             4.625            804,739
        3,977   U.S. Treasury Notes                                              05/15/08             5.625          4,412,139
          920   U.S. Treasury Notes                                              11/15/05             5.750            985,370
        1,450   U.S. Treasury Notes (1)                                          08/15/10             5.750          1,633,289
          155   U.S. Treasury Notes                                              02/15/10             6.500            180,678
Total U.S. Government Obligations (cost - $97,255,101)                                                              97,410,193
------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 7.54%

        3,750   FHLMC                                                            08/25/06             3.125          3,785,951
        3,875   FHLMC (1)                                                        04/01/08             3.500          3,878,100
        2,600   FHLMC                                                            01/12/09             3.875          2,633,940
        1,300   FHLMC (1)                                                        10/29/07             4.000          1,319,553
        4,145   FHLMC                                                12/08/10 to 10/11/12             4.750          4,175,188
           22   FHLMC                                                            04/01/17             5.500             22,820
           30   FHLMC                                                            03/15/11             5.625             32,791
        7,800   FHLMC (1)                                                        03/15/09             5.750          8,604,960
        1,520   FHLMC                                                            09/15/09             6.625          1,744,123
          300   FHLMC TBA                                                             TBA             5.500            311,250
Total Federal Home Loan Mortgage Corporation Certificates
 (cost - $26,215,307)                                                                                               26,508,676
------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 15.73%

        1,775   FNMA                                                             06/16/06             1.750          1,750,306
        4,480   FNMA                                                             02/21/13             4.750          4,449,142
        3,325   FNMA                                                             04/15/07             5.250          3,580,899
          595   FNMA                                                             08/01/15             5.500            620,774
        3,375   FNMA                                                             02/15/08             5.750          3,714,957
        6,634   FNMA                                                 05/15/08 to 12/01/18             6.000          7,201,229
          353   FNMA                                                 01/01/16 to 08/01/17             6.500            374,671
       13,930   FNMA                                                 10/15/07 to 11/15/10             6.625         15,914,948
        3,900   FNMA                                                             06/15/10             7.125          4,601,676
        4,925   FNMA                                                             01/15/10             7.250          5,826,147

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                            DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)

$          50   FNMA                                                             03/01/04             8.000%   $        50,097
        3,786   FNMA ARM                                                         12/01/33             4.356          3,856,923
        1,794   FNMA ARM                                                         10/01/32             5.198          1,838,582
        1,512   FNMA ARM                                                         08/01/32             5.565          1,538,574
Total Federal National Mortgage Association Certificates
 (cost - $55,294,324)                                                                                               55,318,925
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.18%

        2,291   FNMA REMIC Trust, Series 2002-63, Class EJ                       10/25/32             6.000          2,450,248
        2,000   Chase Commercial Mortgage Securities Corp.,
                 Series 1999-2, Class A2                                         01/15/32             7.198          2,323,919
          276   Enterprise Mortgage Acceptance Co.,
                 Series 1998-1, Class A1 (2)                                     01/15/25             6.110            275,275
        1,850   LB Commercial Conduit Mortgage Trust,
                 Series 1998-C4, Class A1B                                       10/15/35             6.210          2,046,034
        2,177   LB Commercial Conduit Mortgage Trust,
                 Series 1999-C2, Class A1                                        10/15/32             7.105          2,351,279
          187   Structured Asset Securities Corp.,
                 Series 1995-C4, Class A2 ARM                                    06/25/26             1.650            187,308
        1,605   Structured Asset Securities Corp.,
                 Series 2003-AL1, Class A (2)                                    04/25/31             3.356          1,541,623
Total Collateralized Mortgage Obligations (cost - $11,059,548)                                                      11,175,686
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 9.07%

          527   Aames Mortgage Trust, Series 1996-D, Class A1G                   03/15/29             7.320            526,350
        4,000   American Express Credit Account Master Trust,
                 Series 2000-1, Class A                                          09/17/07             7.200          4,235,894
        4,075   Capital Auto Receivables Asset Trust,
                 Series 2002-3, Class A3                                         10/16/06             3.580          4,179,223
        3,475   Citibank Credit Card Issuance Trust,
                 Series 2003-A6, Class A6                                        05/17/10             2.900          3,412,651
        3,325   Citibank Credit Card Issuance Trust,
                 Series 2004-A1, Class A1                                        01/20/09             2.550          3,306,028
        3,200   Comed Transitional Funding Trust,
                 Series 1998-1, Class A6                                         06/25/09             5.630          3,437,063
        2,000   Epoch 2002 Ltd.                                                  05/30/07             2.026          1,930,000
          785   Ford Credit Auto Owner Trust, Series 2001-D,
                 Class A3                                                        06/15/05             4.310            790,002
        2,100   MBNA Master Credit Card Trust, Series 2000-E,
                 Class A                                                         10/15/12             7.800          2,541,650
        2,603   Polaris Securities, Inc., Series 2001-1,
                 Class A1+                                                       07/17/09             9.370*         2,290,649
        1,787   Saxon Asset Securities Trust, Series 1998-4,
                 Class MF1                                                       01/25/30             6.870          1,803,574
        3,475   Sears Credit Account Master Trust                                08/18/09             1.230^^        3,471,235
Total Asset-Backed Securities (cost - $30,982,040)                                                                  31,924,319
------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 29.07%

AEROSPACE & DEFENSE - 0.71%

          270   General Dynamics Corp.                                           08/15/10             4.500            276,658
          720   Lockheed Martin Corp.                                            12/01/09             8.200            879,222
        1,180   Raytheon Co.                                                     08/15/07             6.750          1,326,302
                                                                                                                     2,482,182
AIRLINES - 0.16%

          555   Continental Airlines, Inc.                                       02/02/19             6.545            562,472
AUTOMOTIVE - 1.63%

        1,200   DaimlerChrysler N.A. Holding Corp.                               06/04/08             4.050          1,194,760
        1,550   DaimlerChrysler N.A. Holding Corp.                               01/15/08             4.750          1,591,126
          240   DaimlerChrysler N.A. Holding Corp.                               11/15/13             6.500            253,474
        1,225   Ford Motor Credit Co. MTN                                        12/30/14             9.140          1,298,003
          540   General Motors Acceptance Corp.                                  09/15/11             6.875            581,382
          730   General Motors Acceptance Corp.                                  03/02/11             7.250            804,393
                                                                                                                     5,723,138

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                            DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

BANKING-NON-U.S. - 0.77%

$       1,420   Anz Capital Trust I (2)                                          01/29/49             4.484%   $     1,436,749
        1,015   Barclays Bank PLC (2)                                            09/29/49             8.550          1,263,328
                                                                                                                     2,700,077
BANKING-U.S. - 2.71%

          335   Bank of America Corp.                                            01/15/08             3.875            342,728
          125   Bank of America Corp.                                            09/15/12             4.875            126,871
          995   Bank of America Corp.                                            02/01/07             5.250          1,066,184
          260   Bank of America Corp.                                            04/15/06             7.200            287,184
        1,315   Bank of America Corp.                                            02/15/10             7.800          1,569,512
          975   Bank One N.A., Illinois                                          01/15/08             3.700            992,069
        2,050   DEPFA ACS Bank (2)                                               10/29/08             3.625          2,059,410
          675   Firstar Bank N.A.                                                07/05/10             7.800            728,166
          250   Huntington National Bank                                         10/16/06             2.750            252,645
          100   Rabobank Capital Fund II (2)                                     12/29/49             5.260            101,112
          785   U.S. Central Credit Union                                        05/30/08             2.750            761,961
          190   Wachovia Corp.                                                   08/15/08             3.500            190,077
           65   Wells Fargo & Co.                                                11/15/14             5.000             65,432
          925   Wells Fargo & Co.                                                05/21/06             5.900          1,000,207
                                                                                                                     9,543,558
CHEMICALS - 0.49%

          600   Dow Chemical Co.                                                 12/15/08             5.750            651,482
          985   Dow Chemical Co.                                                 02/01/11             6.125          1,078,032
                                                                                                                     1,729,514
DIVERSIFIED FINANCIALS - 0.19%

          670   Nationwide Building Society (2)                                  01/30/07             2.625            668,641
ELECTRIC UTILITIES - 0.37%

          525   CenterPoint Energy Houston Electric LLC                          03/15/13             5.700            551,999
          750   SP Powerassets Ltd. (2)                                          10/22/08             3.800            756,098
                                                                                                                     1,308,097
ELECTRONICS - 0.04%

          115   Loral Corp.                                                      09/15/23             7.000            127,720
ENERGY - 0.88%

        1,445   Anadarko Petroleum Corp.                                         03/01/07             5.375          1,547,705
           60   Conoco Funding Co.                                               10/15/06             5.450             64,342
          340   Florida Power Corp.                                              03/01/13             4.800            339,740
          400   Occidental Petroleum Corp.                                       01/15/12             6.750            456,278
          675   Ocean Energy, Inc.                                               10/01/07             4.375            696,196
                                                                                                                     3,104,261
FINANCE--CONSUMER - 0.37%

        1,175   Commercial Credit Co.                                            07/01/07             6.750          1,314,947

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                            DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

FINANCIAL SERVICES - 10.69%

$         450   Bank of New York Co., Inc. MTN                                   09/01/07             3.900%   $       464,173
        1,100   Citigroup, Inc.                                                  05/10/06             5.750          1,182,290
        3,170   Citigroup, Inc.                                                  10/01/10             7.250          3,707,313
          755   CS First Boston, Inc.                                            01/15/08             4.625            790,150
          975   CS First Boston, Inc.                                            08/01/06             5.875          1,051,532
          380   CS First Boston, Inc.                                            11/15/11             6.125            416,037
          250   General Electric Capital Corp. MTN                               01/15/07             2.800            250,151
        1,225   General Electric Capital Corp. MTN                               08/15/07             3.500          1,242,619
          350   General Electric Capital Corp. MTN                               02/15/12             5.875            380,035
        3,200   General Electric Capital Corp. MTN                               11/15/10             6.875          3,701,578
          690   Goldman Sachs Group, Inc.                                        01/15/09             3.875            692,140
          260   Goldman Sachs Group, Inc.                                        07/15/13             4.750            255,158
          950   Goldman Sachs Group, Inc.                                        09/01/12             5.700          1,006,458
          625   Goldman Sachs Group, Inc.                                        01/15/12             6.600            703,998
          690   Goldman Sachs Group, Inc.                                        01/15/11             6.875            787,833
          730   Greenpoint Financial Corp.                                       06/06/08             3.200            711,434
          525   Household Finance Corp.                                          12/15/08             4.125            532,626
          350   Household Finance Corp.                                          01/30/07             5.750            378,252
           50   Household Finance Corp.                                          08/01/10             6.375             55,611
        2,125   Household Finance Corp.                                          10/15/11             6.375          2,366,043
          475   Household Finance Corp.                                          11/27/12             6.375            526,766
          675   Household Finance Corp.                                          07/15/06             7.200            750,035
          425   J.P. Morgan Chase & Co.                                          05/01/08             3.625            428,269
          575   J.P. Morgan Chase & Co.                                          05/30/07             5.250            616,155
          570   J.P. Morgan Chase & Co.                                          03/15/12             6.625            645,185
          610   J.P. Morgan Chase & Co.                                          02/01/11             6.750            692,245
        1,090   Lehman Brothers Holdings, Inc.                                   05/15/06             6.250          1,183,111
          375   Lehman Brothers Holdings, Inc.                                   02/05/06             6.625            407,104
          300   Lehman Brothers Holdings, Inc.                                   02/01/08             7.000            339,737
        1,250   Morgan Stanley & Co.                                             01/15/09             3.875          1,252,727
        1,570   Morgan Stanley & Co.                                             04/01/07             5.800          1,708,656
          225   Morgan Stanley & Co.                                             04/15/06             6.100            242,973
          505   Morgan Stanley & Co.                                             04/15/11             6.750            574,760
        1,000   New York Life Global Funding MTN (2)                             01/15/09             3.875          1,009,317
        1,600   Principal Life Global Funding (2)                                04/30/08             3.625          1,605,408
          900   Prudential Insurance Co. of America (2)                          07/23/06             6.375            979,537
          660   SLM Corp.                                                        08/27/12             5.125            674,686
        1,030   SLM Corp.                                                        04/10/07             5.625          1,111,855
          650   State Street Capital Trust II MTN                                02/15/08             1.680^^          654,852
          345   State Street Corp.                                               06/15/10             7.650            414,558
          375   U.S. Bancorp                                                     08/23/07             3.950            387,241
          665   Wells Fargo Financial                                            04/18/12             6.125            735,005
                                                                                                                    37,615,613

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                            DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

FOOD & BEVERAGE - 2.28%

$         330   Bottling Group LLC                                               11/15/13             5.000%   $       337,149
          460   Cadbury Schweppes US Finance (2)                                 10/01/08             3.875            461,637
          255   Cadbury Schweppes US Finance (2)                                 10/01/13             5.125            257,400
          440   Diageo Finance BV                                                12/15/06             3.000            443,334
          220   General Mills, Inc.                                              10/24/06             2.625            218,996
        1,750   General Mills, Inc.                                              02/15/07             5.125          1,863,671
        1,340   Kellogg Co.                                                      04/01/06             6.000          1,433,386
          475   Kraft Foods, Inc.                                                11/01/06             4.625            497,879
        1,070   Kraft Foods, Inc.                                                11/01/11             5.625          1,139,272
          650   Kroger Co.                                                       04/01/11             6.800            731,033
          610   Nabisco, Inc.                                                    06/15/05             6.850            649,312
                                                                                                                     8,033,069
INSURANCE - 1.17%

          450   AIG SunAmerica Global Financing IX (2)                           01/17/07             5.100            478,414
          775   Allstate Financial Global Funding (2)                            06/21/06             1.440^^          780,038
        2,200   ASIF Global Financing XVIII (2)^^^^^^                            11/26/07             3.850          2,248,369
          150   Fund American Cos., Inc.                                         05/15/13             5.875            154,014
          445   Protective Life Second Trust                                     11/24/08             3.700            446,042
                                                                                                                     4,106,877
MEDIA - 1.17%

          470   AOL Time Warner, Inc.                                            04/15/06             6.125            504,762
        1,010   Comcast Corp.                                                    03/15/11             5.500          1,058,573
        1,395   Continental Cablevision, Inc.                                    05/15/06             8.300          1,558,568
          350   Time Warner, Inc.                                                02/01/24             7.570            397,754
          530   Time Warner, Inc.                                                08/15/06             8.110            597,993
                                                                                                                     4,117,650
MEDICAL PROVIDERS - 0.11%

          325   Anthem, Inc.                                                     08/01/12             6.800            372,080
OIL & GAS - 0.16%

          550   Encana Corp.                                                     10/15/13             4.750            548,441
OIL REFINING - 0.10%

          300   Tosco Corp.                                                      01/01/07             7.250            336,731
PAPER & FOREST PRODUCTS - 0.14%

          500   International Paper Co.                                          01/15/09             4.250            505,072
PHARMACEUTICALS - 0.15%

          500   Wyeth                                                            02/01/14             5.500            513,448
RAILROADS - 0.76%

          875   Burlington Northern Santa Fe Corp.                               04/15/07             7.875          1,010,172
          750   Canadian National Railway Co.                                    03/15/13             4.400            729,864
          297   Consolidated Rail Corp.                                          04/01/05             7.070            315,241
          555   Union Pacific Corp.                                              12/01/06             6.700            615,753
                                                                                                                     2,671,030

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                            DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)

REAL ESTATE INVESTMENT TRUSTS - 0.68%

$         425   Archstone-Smith Operating Trust                                  06/15/08             3.000%   $       413,122
          340   Archstone-Smith Operating Trust                                  08/15/07             5.000            358,618
          555   AvalonBay Communities, Inc. MTN                                  08/01/07             5.000            585,098
          175   ERP Operating LP                                                 04/01/13             5.200            177,937
          780   ERP Operating LP                                                 03/15/12             6.625            876,014
                                                                                                                     2,410,789
RETAIL - 0.38%

           10   Wal-Mart Stores, Inc.                                            10/01/08             3.375              9,971
        1,050   Wal-Mart Stores, Inc.                                            08/10/09             6.875          1,214,519
          100   Wal-Mart Stores, Inc.                                            06/29/11             8.875            102,008
                                                                                                                     1,326,498
TELECOMMUNICATIONS - 1.87%

          905   Comcast Cable Communications, Inc.                               05/01/07             8.375          1,047,205
          170   Cox Communications, Inc.                                         11/01/10             7.750            202,527
        1,400   Deutsche Telekom International Finance BV                        06/15/05             8.250          1,514,813
          125   Deutsche Telekom International Finance BV                        06/15/10             8.500            150,977
          535   Turner Broadcasting Systems, Inc.                                07/01/13             8.375            656,230
        2,825   Verizon New Jersey, Inc.                                         01/17/12             5.875          3,018,724
                                                                                                                     6,590,476
UTILITIES - 0.58%

          650   Dominion Resources, Inc.                                         12/15/09             5.125            677,602
          330   Exelon Corp.                                                     05/01/11             6.750            371,820
          360   Virginia Electric & Power Co.                                    03/31/06             5.750            385,100
          550   Virginia Electric & Power Co.                                    03/01/25             8.250            602,589
                                                                                                                     2,037,111
WIRELESS TELECOMMUNICATIONS - 0.51%

          900   Vodafone Group PLC                                               01/30/08             3.950            917,205
          740   Vodafone Group PLC                                               02/15/10             7.750            875,762
                                                                                                                     1,792,967
Total Corporate Notes (cost - $99,725,571)                                                                         102,242,459
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 5.43%

EUR     6,225   Federal Republic of Germany                                      04/11/08             3.000          7,663,963
SEK    51,800   Kingdom of Sweden                                                04/20/06             3.500          7,023,812
$       1,800   Republic of Italy                                                12/15/06             2.750          1,806,087
          300   United Mexican States                                            10/08/08             4.625            303,750
        1,400   United Mexican States                                            03/03/15             6.625          1,456,000
          710   United Mexican States                                            01/14/11             8.375            839,575
Total International Government Obligations (cost - $17,706,721)                                                     19,093,187
------------------------------------------------------------------------------------------------------------------------------
SHORT TERM U.S. AGENCY OBLIGATION - 1.19%

        4,200   Federal Home Loan Bank (cost - $4,198,889)                       02/11/04             0.952@         4,198,889
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                            DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.01%

$          42   Repurchase Agreement dated 01/30/04 with State
                 Street Bank & Trust Co., collateralized by $1,504
                 U.S. Treasury Bills, zero coupon due 07/01/04,
                 $25,338 U.S. Treasury Bonds, 6.750% to 8.125% due
                 05/15/16 to 08/15/26 and $8,520 U.S. Treasury
                 Notes, 2.875% to 6.000% due 06/30/04 to 08/15/04;
                 (value - $42,846); proceeds: $42,003 (cost - $42,000)           02/02/04             0.910%   $        42,000
------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 13.53%

MONEY MARKET FUNDS ++ - 13.53%

        4,179   AIM Liquid Assets Portfolio                                      02/02/04             0.960          4,179,269
        3,682   Scudder Money Market Series                                      02/02/04             0.973          3,681,732
       39,744   UBS Private Money Market Fund LLC                                02/02/04             1.015         39,743,773
Total Money Market Funds (cost - $47,604,774)                                                                       47,604,774
Total Investments Before Investments Sold Short
 (cost - $390,084,275) - 112.44%                                                                                   395,519,108
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
  (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS SOLD SHORT - (0.88)%

$      (2,614)  FNMA TBA                                                              TBA             6.000         (2,728,798)
         (353)  FNMA TBA                                                              TBA             6.500           (374,193)
Total Investments Sold Short (proceeds - $3,104,358)                                                                (3,102,991)
Other liabilities in excess of other assets - (11.56)%                                                             (40,659,808)
Net Assets - 100.00%                                                                                           $   351,756,309
------------------------------------------------------------------------------------------------------------------------------

(1)    Security, or portion thereof, was on loan at January 31, 2004.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.53% of net assets as of January 31, 2004, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

^^ Floating rate securities. The interest rates shown are the current rates as of January 31, 2004.

@      Interest rate shown is the discount rate at date of purchase.

*      Annualized yield at date of purchase.

^^^^^^ Entire or partial amount pledged as collateral for futures transactions.

+ Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

++     Interest rates shown reflect yield at January 31, 2004.

ARM Adjustable Rate Mortgage - The interest rate shown is the current rate as of January 31, 2004.

MTN    Medium Term Notes.

REMIC  Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

EUR    Euro Dollars

SEK    Swedish Krona

                                                                                                                  UNREALIZED
NUMBER OF                                                                     IN               EXPIRATION        APPRECIATION
CONTRACTS                   CONTRACTS TO RECEIVE                         EXCHANGE FOR            DATES          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
          149   U.S. Treasury Note 5 Year Futures                    $         16,427,982      March 2004      $      (308,909)
           35   U.S. Treasury Bond 20 Year Futures                              3,871,104      March 2004              (25,927)
                                                                                                                      (334,836)
------------------------------------------------------------------------------------------------------------------------------
                            CONTRACTS TO DELIVER

           72   U.S. Treasury Note 10 Year Futures                              8,105,163      March 2004               62,337
           46   U.S. Treasury Note 2 Year Futures                               9,847,031      March 2004               19,969
                                                                                                                        82,306
                                                                                                               $     (252,530)
------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                UNREALIZED
                                               CONTRACTS TO        IN            MATURITY      APPRECIATION
                                                 DELIVER      EXCHANGE FOR        DATES       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
Euro Dollar                                       7,595,537   USD 9,602,278      04/16/04     $     162,195
Swedish Krona                                    52,254,948   USD 7,256,624      04/15/04           230,985
U.S. Dollar                                       1,927,063   EUR 1,522,768      04/16/04           (34,497)
                                                                                              $     358,683
------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

EUR   Euro Dollars
USD   U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                      DATES                RATES             VALUE
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 6.39%

$       3,300   U.S. Treasury Bonds                                              05/15/17             8.750%   $     4,670,015
        1,400   U.S. Treasury Bonds                                              08/15/17             8.875          2,002,327
        1,026   U.S. Treasury Inflation Index Notes                              07/15/12             3.000          1,132,862
       12,264   U.S. Treasury Inflation Index Notes                              01/15/09             3.875         13,965,163
Total U.S. Government Obligations (cost - $21,160,963)                                                              21,770,367
------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 2.65%

          920   GNMA                                                 06/15/17 to 11/15/17             8.000          1,013,145
           43   GNMA II ARM                                                      07/20/25             4.750             44,574
          265   GNMA II ARM                                          01/20/26 to 05/20/26             4.375            269,144
           35   GNMA II ARM                                                      11/20/23             5.625             35,502
        7,500   GNMA TBA                                                              TBA             5.500          7,657,035
Total Government National Mortgage Association Certificates
 (cost - $9,012,786)                                                                                                 9,019,400
------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 18.00%

        3,400   FHLMC                                                            08/15/06             2.750          3,432,630
        9,833   FHLMC                                                            11/01/08             4.500         10,091,387
        2,500   FHLMC                                                            07/15/32             6.250          2,771,875
        5,428   FHLMC                                                            02/25/43             6.500          5,755,773
       35,943   FHLMC                                                10/01/18 to 10/01/23             6.000         37,503,729
        1,610   FHLMC                                                            05/01/25             7.645          1,794,921

Total Federal Home Loan Mortgage Corporation Certificates
 (cost - $61,268,639)                                                                                               61,350,315
------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 0.22%

          746   FHA Project Notes (cost - $776,177)                  08/01/20 to 12/01/21             7.430            761,173
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 8.92%

       22,292   FNMA                                                 01/01/23 to 01/01/24             5.500         22,935,144
        1,707   FNMA ARM                                                         08/01/40             2.668          1,730,523
          243   FNMA ARM                                                         05/01/27             3.719            251,665
          729   FNMA ARM                                                         05/01/30             5.480            749,262
        3,765   FNMA ARM                                                         12/01/09             7.202          4,239,784
          490   FNMA ARM COFI                                                    11/01/26             3.311            492,367
Total Federal National Mortgage Association Certificates
 (cost - $29,916,963)                                                                                               30,398,745
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 32.17%

          796   FHLMC REMIC, Series 1278, Class K                                05/15/22             7.000            798,914
           14   FHLMC REMIC, Series 1366, Class H                                08/15/07             6.000             13,833
           11   FHLMC REMIC, Series 1367, Class KA                               09/15/22             6.500             11,834
        1,571   FHLMC REMIC, Series 1502, Class PX-Z                             04/15/23             7.000          1,685,705
        1,094   FHLMC REMIC, Series 1503, Class PZ                               05/15/23             7.000          1,158,982
          577   FHLMC REMIC, Series 1534, Class Z                                06/15/23             5.000            576,285
          967   FHLMC REMIC, Series 1548, Class Z                                07/15/23             7.000          1,025,296
        1,400   FHLMC REMIC, Series 1562, Class Z                                07/15/23             7.000          1,472,315
           73   FHLMC REMIC, Series 1601, Class PB                               11/15/23             6.500             73,088
           58   FHLMC REMIC, Series 1611, Class I                                02/15/23             6.000             58,906
          357   FHLMC REMIC, Series 1694, Class Z                                03/15/24             6.500            362,663
        2,872   FHLMC REMIC, Series 2061, Class ZB                               06/15/28             6.500          2,996,692

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                            DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)

$       1,326   FHLMC REMIC, Series 2400, Class FQ                               01/15/32             1.600%^^ $     1,332,443
          310   FHLMC REMIC, Series 2441, Class KA                               05/15/31             5.750            310,703
          387   FHLMC REMIC, Series G23, Class KZ                                11/25/23             6.500            411,938
          680   FNMA REMIC, Series 1998-66, Class FG                             12/25/28             1.441^^          680,830
          170   FNMA REMIC, Series 2002-71, Class PZ                             04/01/27             3.535^^          176,306
           59   FNMA REMIC, Trust Series 1991-065, Class Z                       06/25/21             6.500             61,993
           67   FNMA REMIC, Trust Series 1992-129, Class L                       07/25/22             6.000             70,839
          132   FNMA REMIC, Trust Series 1992-G40, Class ZC                      07/25/22             7.000            141,638
          111   FNMA REMIC, Trust Series 1993-037, Class PX                      03/25/23             7.000            120,116
          448   FNMA REMIC, Trust Series 1993-060, Class Z                       05/25/23             7.000            488,079
          973   FNMA REMIC, Trust Series 1993-065, Class ZZ                      06/25/13             7.000          1,053,850
          177   FNMA REMIC, Trust Series 1993-070, Class Z                       05/25/23             6.900            187,170
          513   FNMA REMIC, Trust Series 1993-096, Class Z                       06/25/23             7.000            557,469
           21   FNMA REMIC, Trust Series 1993-149, Class L                       08/25/23             6.000             20,735
          190   FNMA REMIC, Trust Series 1993-160, Class ZB                      09/25/23             6.500            192,262
           95   FNMA REMIC, Trust Series 1993-163, Class ZA                      09/25/23             7.000            100,766
          371   FNMA REMIC, Trust Series 1994-023, Class PX                      08/25/23             6.000            391,121
        4,000   FNMA REMIC, Trust Series 1998-M, Class B                         09/25/07             6.270          4,366,057
        2,118   FNMA REMIC, Trust Series 1998-M7, Class Z                        05/25/36             6.390          2,139,468
        2,500   FNMA REMIC, Trust Series 1999-W4, Class A9                       02/25/29             6.250          2,600,905
          127   FNMA, Series 2000-34, Class F                                    10/25/30             1.550^^          126,886
        9,294   FNMA, Series 2002-80, Class A1                                   11/25/42             6.500          9,691,142
          799   GNMA REMIC, Trust Series 2000-009, Class FG                      02/16/30             1.700^^          805,633
        1,017   GNMA REMIC, Trust Series 2002-031, Class FW                      06/16/31             1.500^^        1,020,007
        2,128   Small Business Administration, Series 1999-20K,
                 Class 1                                                         11/01/19             7.060          2,364,379
        2,404   Small Business Administration, Series 2000-20K                   11/01/20             7.220          2,688,127
        6,745   Small Business Administration, Series 2001-P10B,
                 Class 1                                                         08/01/11             6.344          7,136,282
        5,695   Small Business Administration, Series 2002-20K,
                 Class 1                                                         11/01/22             5.080          5,809,307
        2,949   Small Business Administration, Series 2003-20E,
                 Class 1                                                         05/01/23             4.640          2,926,751
        1,561   Small Business Administration, Series 2003-20F,
                 Class 1                                                         06/01/23             4.070          1,488,139
        1,000   Small Business Administration, Series 2003-20I,
                 Class 1                                                         09/01/23             5.130          1,017,991
        2,755   Small Business Administration, Series 2003-20L,
                 Class 1                                                         12/01/23             4.890          2,763,920
          127   Bank America Mortgage Securities, Inc.,
                 Series 2002-G, Class 1A-3                                       07/20/32             6.216^^          129,822
          398   Bear Stearns, Series 2002-2, Class 3-A                           06/25/31             6.762^^          422,225
        1,295   Bear Stearns, Series 2002-7, Class 5A-2                          08/25/32             5.799^^        1,315,505
          215   Bear Stearns, Series 2003-1, Class 5A1                           03/25/33             5.462^^          219,940
        1,089   Bear Stearns, Series 2003-1, Class 6a1                           04/25/33             5.183^^        1,102,443
        4,471   Bear Stearns, Series 2003-3, Class 1A                            10/25/33             4.614^^        4,526,415
            4   California Federal Bank REMIC,
                 Series 1990- BN1, Class A                                       12/25/30             4.879^^            4,020
          160   Capital Asset Research Funding,
                 Series 1998-A, Class A +(1)                                     12/15/05             5.905^^          159,825
        1,182   Citicorp Mortgage Securities, Inc.,
                 Series 2002-12, Class 2A1                                       12/25/32             5.250          1,222,291
        6,777   Countrywide Alternative Loan Trust,
                 Series 2003-J3, Class 2A-1                                      12/25/33             6.250          7,037,078
        7,382   Countrywide Home Loans, Series 2003-R4,
                 Class 2A (1)                                                    01/25/34             6.500          7,813,201
        1,358   Housing Security, Inc., Series 1992-8,
                 Class B                                                         06/25/24             4.263^^        1,391,720

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                            DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)

$       1,221   Irwin Home Equity, Series 2002-1,
                 Class 2A-1                                                      06/25/29             1.390%^^ $     1,220,877
           95   J.P. Morgan Commercial Mortgage Finance Corp.,
                  Series 2000-FL1, Class A (1)                                   04/15/10             1.380^^           95,120
        1,055   Keycorp Student Loan Trust,
                 Series 1996-A, Class A2                                         08/27/25             1.557^^        1,060,804
        1,988   Lehman Brothers Mortgage Trust,
                 Series 1991-2, Class A3                                         01/20/17             8.395          2,283,339
          975   LTC Commercial Mortgage Certificates,
                 Series 1998-1, Class A (1)                                      05/28/30             6.029^^          980,081
          150   Residential Funding Mortgage Securities I, Inc.,
                 Series 1993-S30, Class A9                                       08/25/23             7.500            149,870
        5,134   Structured Asset Mortgage Investments, Inc.,
                 Series 2002-AR3, Class A1                                       09/19/32             1.430^^        5,115,848
        6,963   Structured Asset Securities Corp.,
                 Series 2001-SB1, Class A2                                       08/25/31             3.375          6,836,051
          692   Washington Mutual Mortgage Securities Corp.,
                 Series 2002-AR11, Class A1                                      10/25/32             5.162            709,666
          341   Washington Mutual Mortgage Securities Corp.,
                 Series 2002-AR2, Class 1A-1                                     07/25/32             6.282^^          351,215
        1,640   Washington Mutual Mortgage Securities Corp.,
                 Series 2002-AR6, Class A                                        06/25/42             2.702^^        1,653,655
          382   Wells Fargo Mortgage-Backed Securities Trust,
                 Series 2001-25, Class IIA                                       10/25/31             6.372^^          383,661
Total Collateralized Mortgage Obligations (cost - $106,678,744)                                                    109,662,437
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.54%

          167   C-Bass Trust, Series 2000-CB4, Class A1-A                        02/25/30             1.420^^          167,101
          404   Delta Funding Home Equity Loan Trust,
                 Series 1999-003, Class A1-A                                     09/15/29             1.510^^          404,610
        1,179   Mid-State Trust, Series 4, Class A                               04/01/30             8.330          1,285,828
Total Asset-Backed Securities (cost - $1,813,626)                                                                    1,857,539
------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES++ - 0.00%

          237   FHLMC REMIC, Trust Series 1680, Class PE +                       01/15/23             6.500              9,567
           77   FNMA REMIC, Trust Series 1993-40, Class P +                      04/25/08             7.000              6,775
Total Stripped Mortgage-Backed Securities (cost - $28,985)                                                              16,342
------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 11.19%

AIRLINE - 0.07%

          500   United Air Lines, Inc. +                                         11/27/12            10.360            223,750
AUTOMOBILES - 0.66%

          500   Daimler Chrysler N.A. Holding                                    11/15/13             6.500            528,071
        1,200   General Motors Corp.                                             07/05/33             8.375          1,716,848
                                                                                                                     2,244,919
BANKING - 0.73%

          700   Delphi Corp.                                                     08/15/13             6.500            752,440
          700   Republic NY Corp.                                                05/15/21             9.125            920,230
          800   Riggs Capital Trust                                              12/31/26             8.625            828,000
                                                                                                                     2,500,670
DIVERSIFIED FINANCIALS - 0.12%

          400   Goldman Sachs Group, Inc.                                        10/15/13             5.250            405,978
ELECTRIC UTILITIES - 0.40%

          700   Southern California Edison                                       02/15/07             8.000            801,500
          500   TXU Energy Co. LLC                                               03/15/13             7.000            557,483
                                                                                                                     1,358,983
ENERGY EQUIPMENT & SERVICES - 0.69%

        1,800   El Paso Corp. (2)                                                08/01/31             7.800          1,523,250
          800   Panhandle Eastern Pipeline (1)                                   08/15/08             4.800            827,947
                                                                                                                     2,351,197

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                            DATES               RATES         VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)

FINANCIAL SERVICES - 2.27%

$       1,400   Devon Financing Corp.                                            09/30/31             7.875%   $     1,706,009
          300   General Motors Acceptance Corp.                                  01/16/07             2.020^^          300,028
        1,800   General Motors Acceptance Corp.                                  10/20/05             2.370^^        1,816,647
        4,000   Infrastructure Finance Corp.                                     03/26/09             1.215^^        3,920,000
                                                                                                                     7,742,684
HOTELS/GAMING - 0.70%

        1,400   MGM Mirage, Inc.                                                 09/15/10             8.500          1,624,000
          700   Park Place Entertainment                                         09/01/09             7.500            776,125
                                                                                                                     2,400,125

INDUSTRIAL CONGLOMERATES - 0.23%

          600   Tyco International Group S.A.                                    04/04/07             6.125            790,270

MEDIA - 1.10%

        2,000   Cox Enterprises, Inc. (1)                                        02/15/07             8.000          2,288,762
        1,300   Time Warner, Inc.                                                08/15/06             8.110          1,466,775
                                                                                                                     3,755,537

OIL SERVICES - 1.22%

        3,000   Pemex Project Funding Master Trust                               12/15/14             7.375          3,210,000
          900   Valero Logistics                                                 03/15/13             6.050            953,569
                                                                                                                     4,163,569

PAPER & PACKAGING - 0.27%

          900   Packaging Corp. of America                                       08/01/13             5.750            920,467
PHARMACEUTICALS - 0.48%

        1,600   Schering-Plough Corp.                                            12/01/13             5.300          1,641,035
RESTAURANTS - 0.23%

          700   YUM! Brands, Inc.                                                05/15/08             7.650            791,000
SECURITIES & ASSET MANAGEMENT - 0.35%

        1,200   Morgan Stanley & Co.                                             04/22/04             1.370^^        1,200,505
TELECOMMUNICATIONS - 1.04%

          400   Comcast Corp.                                                    01/15/14             5.300            401,644
          700   Sprint Capital Corp.                                             11/15/28             6.875            702,390
        2,000   Sprint Capital Corp.                                             03/15/32             8.750          2,428,904
                                                                                                                     3,532,938
TELECOMMUNICATION SERVICES - 0.30%

        1,000   Verizon North, Inc. +(1)                                         01/01/21             5.634          1,006,352
UTILITIES - 0.33%

        1,000   Centerpoint Energy Resources Corp.                               04/01/13             7.875          1,127,516
Total Corporate Notes (cost - $35,139,034)                                                                          38,157,495
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 4.00%

        2,040   Federal Republic of Brazil                                       04/15/06             2.000          2,009,400
          400   Federal Republic of Brazil                                       04/15/12             2.063            357,220
          505   Federal Republic of Brazil                                       04/15/14             8.000            496,043

PRINCIPAL
 AMOUNT                                                                    MATURITY             INTEREST
 (000)                                                                       DATES                RATES             VALUE
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - (CONCLUDED)

EUR     3,500   Federal Republic of Germany                                      09/24/04             3.250%   $     4,391,480
$         600   Federal Republic of Panama                                       09/30/27             8.875            624,000
        1,500   Federal Republic of Panama                                       07/23/12             9.375          1,738,125
        2,250   Federal Republic of Peru                                         02/21/12             9.125          2,475,000
          775   Russian Federation                                               03/31/30             5.000            755,625
          500   United Mexican States                                            09/24/22             8.000            551,250
          200   United Mexican States                                            08/15/31             8.300            225,800
Total International Government Obligations (cost - $12,286,538)                                                     13,623,943
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 4.87%

EDUCATION - 0.82%

          600   Akron Ohio Income Tax, Revenue Community Learning
                 Centers, Series A                                               12/01/33             5.000            621,378
        1,300   Clark County Nevada School District, Series C                    06/15/13             5.375          1,490,151
          650   Detroit City School District, School Building
                 & Site Improvement, Series A                                    05/01/32             5.000            669,526
                                                                                                                     2,781,055
FINANCE - 0.88%

        3,200   Illinois State                                                   06/01/33             5.100          3,004,096
TOBACCO - 1.07%

          200   Golden State Tobacco Securitization Corp.                        06/01/39             6.750            197,074
          200   Golden State Tobacco Securitization Corp.,
                 Series 2003 A-1                                                 06/01/33             6.250            194,490
        3,100   Tobacco Settlement Funding Corp.                                 06/01/39             6.750          3,066,892
          201   Tobacco Settlement Revenue Management Authority,
                 South Carolina Tobacco Settlement Revenue,
                 Series A                                                        05/15/16             7.666            200,598
                                                                                                                     3,659,054
TRANSPORTATION - 0.12%

          400   California Infrastructure & Economic Development,
                 Revenue Bay Area Toll Bridges First Lien-A                      07/01/36             5.000            411,796
UTILITIES - 1.98%

        3,200   California State, Series A                                       06/16/04             2.000          3,203,968
        1,300   Energy Northwest Washington Electric Revenue                     07/01/15             5.500          1,478,100
          500   Lower Colorado River Authority Revenue                           05/15/28             5.000            514,690
        1,500   New York City Municipal Water Finance Authority                  06/15/34             5.000          1,543,275
                                                                                                                     6,740,033
Total Municipal Bonds and Notes (cost - $16,565,986)                                                                16,596,034
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 8.00%

BANKING-NON-U.S. - 2.14%

        7,300   HBOS Treasury Services PLC                           03/12/04 to 04/15/04    1.105 to 1.110@         7,284,768
BANKING-U.S. - 5.01%

        1,600   ANZ (Delaware), Inc.                                             02/17/04             1.070@         1,599,239
        6,800   CBA (Delaware) Finance, Inc.                                     04/13/04             1.030@         6,785,992
        6,800   Chase Manhattan Bank USA                                         02/09/04             1.070          6,800,000
        1,900   Danske Corp.                                                     03/22/04             1.070@         1,897,177
                                                                                                                    17,082,408
CHEMICALS - 0.85%

        2,900   DuPont (E. I.) De Nemours & Co.                                  03/02/04            1.070@          2,897,414
Total Commercial Paper (cost - $27,264,590)                                                                         27,264,590

PRINCIPAL
 AMOUNT                                                                    MATURITY             INTEREST
 (000)                                                                       DATES                RATES             VALUE
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS @ - 3.62%

FINANCE-NONCAPTIVE DIVERSIFIED - 3.62%

$       3,400   Ford Motor Credit Corp.                                          09/03/04             1.770%   $     3,364,059
        9,000   General Electric Capital Corp.                                   03/04/04             1.120          8,991,040
Total Short-Term Corporate Obligations (cost - $12,355,099)                                                         12,355,099
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM GLOBAL DEBT SECURITIES - 1.50%

CAD     4,883   Canada Treasury Bills                                            08/14/04             2.529          3,629,868
JPY   126,000   European Investment Bank                                         11/08/04             0.875          1,198,233
$         300   European Investment Bank                                         02/10/04             1.060            299,920
Total Short-Term Global Debt Securities (cost - $5,011,072)                                                          5,128,021
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 15.58%

        5,500   U.S. Treasury Bills^^^^(2)                           03/18/04 to 06/17/04    0.885 to 1.031          5,486,736
        4,900   Federal Home Loan Bank                               03/12/04 to 03/19/04    1.040 to 1.045          4,893,670
        2,400   Federal Home Loan Mortgage Corp.                     02/12/04 to 05/05/04    1.000 to 1.080          2,395,982
       40,400   Federal National Mortgage Association                02/18/04 to 04/01/04    1.045 to 1.135         40,352,958
Total Short-Term U.S. Government and Agency Obligations
 (cost - $53,129,346)                                                                                               53,129,346
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.24%

       7,637    Repurchase Agreement dated 01/30/04 with State
                 Street Bank & Trust Co., collateralized by
                 $7,700,000 U.S. Treasury Notes, 1.625% due
                 01/31/05; (value - $7,794,702); proceeds:
                 $7,637,579 (cost - $7,637,000)                                  02/02/04             0.910          7,637,000
------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 0.08%

MONEY MARKET FUNDS # - 0.08%

            5   Scudder Money Market Series                                      02/02/04             0.973              4,921
          260   UBS Private Money Market Fund LLC                                02/02/04             1.015            259,686
Total Money Market Funds (cost - $264,607)                                                                             264,607
------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $400,310,155) - 119.97%                                                                  408,992,453
Liabilities in excess of other assets - (19.97)%                                                                   (68,084,561)
Net Assets - 100.00%                                                                                           $   340,907,892
------------------------------------------------------------------------------------------------------------------------------

+      Illiquid securities representing 0.41% net assets.
++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
^^ Floating rate securities. The interest rates shown are the current rates as of January 31,2004.
^^^^ Entire or partial amount pledged as collateral for futures and options transactions.
@      Interest rates shown are the discount rates at date of purchase.
#      Interest rates shown reflect yields at January 31, 2004.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.86% of net assets as of January 31, 2004, may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)    Security, or portion thereof, was on loan at January 31, 2004.
ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of January 31, 2004.
COFI   Cost of Funds Index.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
CAD    Canadian Dollars
JPY    Japanese Yen

NUMBER OF
CONTRACTS
  (000)                                                                                                                VALUE
--------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
    8,200   3 Month LIBOR(1) Interest Rate Swap, strike @ 6.65% expires 01/07/05                                   $      48,544
   25,300   3 Month LIBOR(1) Interest Rate Swap, strike @ 3.80% expires 10/07/04                                         247,940
                                                                                                                         296,484
--------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN
    8,200   3 Month LIBOR(1) Interest Rate Swap, strike @ 6.65% expires 01/07/05                                         980,556
   25,300   3 Month LIBOR(1) Interest Rate Swap, strike @ 6.00% expires 10/07/04                                         138,391
                                                                                                                       1,118,947
Total Written Options (premiums received $1,222,915)                                                               $   1,415,431
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
NUMBER OF                                                                              IN           EXPIRATION      APPRECIATION
CONTRACTS                            CONTRACTS TO RECEIVE                         EXCHANGE FOR        DATES        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
      120   U.S. Treasury Bond 20 Year Futures                                    $  13,023,406       March 2004   $     (337,844)

                                     CONTRACTS TO DELIVER
        6   90 Day Euro Dollar Futures                                                1,805,872       March 2005              (93)
       22   90 Day Euro Dollar Futures                                                6,630,542        June 2005          (25,706)
        6   90 Day Euro Dollar Futures                                                1,797,416   September 2005                0
        6   90 Day Euro Dollar Futures                                                1,793,793    December 2005               93
      247   Euro Bonds 5 Year Futures                                                33,813,928       March 2004          209,762
       55   U.S. Treasury Note 5 Year Futures                                         6,119,609       March 2004           58,438
    1,145   U.S. Treasury Note 10 Year Futures                                      127,421,984       March 2004        2,463,953
                                                                                                                        2,706,447
                                                                                                                   $    2,368,603
---------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                     UNREALIZED
                                                               CONTRACTS TO           IN             MATURITY       APPRECIATION
                                                                 DELIVER          EXCHANGE FOR         DATES       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar                                                  2,863,000        USD 2,196,866      02/25/04      $       41,216
Euro Dollar                                                      5,009,000        USD 6,344,298      02/10/04             107,296
United States Dollar                                               254,000        GBP   461,433      02/25/04                 265
Japanese Yen                                                    65,443,000        USD   616,805      02/18/04              (1,814)
                                                                                                                   $      146,963
---------------------------------------------------------------------------------------------------------------------------------

(1)  3 Month LIBOR (London Interbank Offered Rate) at January 31, 2004 was
     1.132%

CURRENCY TYPE ABBREVIATIONS:
GBP   Great Britain Pounds
USD   U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                                   MATURITY   INTEREST
 (000)                                                                                     DATES       RATES        VALUE
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 98.18%

ALABAMA - 0.02%
$           45   Birmingham Medical Clinic Board Revenue Baptist Medical Centers
                   (Escrow to Maturity)                                                   07/01/05      7.300%  $       47,415
------------------------------------------------------------------------------------------------------------------------------
ALASKA - 0.86%

           900   Alaska Student Loan Corp. Revenue Series A (AMBAC Insured)*              07/01/06      5.350          968,940
         1,155   Alaska Student Loan Corp. Revenue Series A (AMBAC Insured)*              07/01/09      5.550        1,291,590
                                                                                                                     2,260,530
------------------------------------------------------------------------------------------------------------------------------
ARIZONA - 2.38%

            40   Pima County Hospital Revenue St. Joseph Hospital Project
                   (Escrow to Maturity)                                                   01/01/09      7.500           45,764
         5,000   Pima County Unified School District No. 10 Refunding Amphitheater
                   (FSA Insured)                                                          07/01/09      5.000        5,605,550
           570   Show Low Industrial Development Authority Revenue Navapache
                   Regional Medical Center Series A (ACA Insured)                         12/01/06      5.125          613,394
                                                                                                                     6,264,708
------------------------------------------------------------------------------------------------------------------------------
ARKANSAS - 0.01%

            34   Springdale Residential Housing Mortgage Series A (FNMA Collateralized)   09/01/11      7.650           37,346
------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 11.31%

            90   California Pollution Control Financing Kaiser Steel Corp. Project
                   (Escrow to Maturity)                                                   10/01/08      7.250          101,392
         2,000   California State                                                         02/01/10      5.000        2,171,420
         1,000   California State                                                         04/01/10      5.000        1,086,760
         3,000   California State                                                         10/01/11      5.000        3,252,990
         1,000   California State                                                         02/01/12      5.000        1,075,140
         2,000   California State                                                         02/01/13      5.000        2,133,900
         1,465   California State                                                         10/01/08      6.100        1,661,442
         3,000   California State (FGIC Insured)                                          10/01/11      5.000        3,391,770
         2,550   California State (MBIA Insured)                                          10/01/12      5.000        2,868,265
         1,000   California State Department Water Resources Power Supply Revenue
                   Series A                                                               05/01/10      5.500        1,122,970
         1,000   California Statewide Communities Development Authority Revenue
                   Kaiser Permanent Series D                                              11/01/36      4.350        1,055,940
         3,750   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue
                   Series A-1                                                             06/01/21      5.000        3,754,725
           110   Inglewood Residential Rehabilitation (Escrow to Maturity)                08/01/10      7.500          129,024
           115   Los Angeles Multi-Family Revenue Housing Earthquake Rehabilitation
                   Project Series C (FNMA Collateralized)*                                07/01/07      5.150          115,855
         4,500   Los Angeles Water & Power Revenue Power Systems Series A-1               07/01/06      5.500        4,922,685
           555   Sacramento Utility District Electric Revenue, White Rock Project
                   (Escrow to Maturity)                                                   03/01/10      6.750          632,600
           260   Sacramento Utility District Electric Revenue, White Rock Project
                   (Escrow to Maturity)                                                   05/01/10      6.800          298,225
                                                                                                                    29,775,103
------------------------------------------------------------------------------------------------------------------------------
COLORADO - 0.01%

            15   Colorado Housing & Finance Authority Single-Family Program
                   Subordinated*                                                          11/01/04      5.750           15,012
------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT - 1.63%

         3,860   Connecticut State Refunding Series D (FSA Insured)                       08/01/08      5.000        4,302,163
------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.77%

           335   District of Columbia Housing Finance Authority Certificates of
                   Participation (Asset Guaranty Insured)                                 06/01/08      4.850          337,328
           515   District of Columbia Prerefunded 2001 Series A (MBIA Insured)            06/01/08      5.250          580,132
           985   District of Columbia Unrefunded Balance 2001 Series A (MBIA Insured)     06/01/08      5.250        1,099,487
                                                                                                                     2,016,947
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                   MATURITY    INTEREST
 (000)                                                                                     DATES        RATES       VALUE
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

FLORIDA - 8.66%

$          780   Bay County Housing & Finance Authority Single-Family Mortgage Revenue
                   Series A (FNMA/GNMA Collateralized)*                                   12/01/20      4.550%  $      795,280
         2,900   Florida State Division Board of Finance Department General Services
                   Revenues Department of Environmental Preservation Series 2000-A
                   (AMBAC Insured)                                                        07/01/06      5.500        3,103,899
         3,505   Hialeah Housing Authority Municipal Housing Revenue (Escrow to Maturity) 11/01/21      9.500        4,322,892
         2,000   JEA St. Johns River Power Park Systems Revenue Refunding Issue
                   Series 2-17                                                            10/01/09      5.250        2,261,860
         2,000   JEA St. Johns River Power Park Systems Revenue Refunding Issue
                   Series 2-18                                                            10/01/08      5.000        2,219,000
         2,625   Lakeland Electric & Water Revenue Refunding First Lien
                   Series B (FSA Insured)                                                 10/01/07      6.550        3,030,536
         1,915   Leon County Educational Facilities Authority Certificates of
                   Participation                                                          09/01/14      9.000        2,667,672
         1,260   North Miami Educational Facilities Revenue
                   Johnston & Wales University Project Series A                           04/01/09      5.000        1,402,128
         2,660   Orlando & Orange County Expressway Authority Revenue Refunding
                   Series A (AMBAC Insured)                                               07/01/10      5.000        2,999,921
                                                                                                                    22,803,188
------------------------------------------------------------------------------------------------------------------------------
GEORGIA - 4.66%

         3,380   Georgia State Series C                                                   07/01/10      6.000        4,012,466
         4,000   Georgia State Series D                                                   10/01/10      6.000        4,767,720
            35   Gwinnett County Water & Sewer Authority Revenue (Escrow to Maturity)     10/01/04      9.600           36,983
         1,090   Metropolitan Atlanta Rapid Transportation Authority Sales Tax Revenue
                   Refunding Series N                                                     07/01/07      6.000        1,231,079
         2,000   Municipal Electric Authority Project One Subseries B (AMBAC Insured)     01/01/26      5.000        2,210,540
                                                                                                                    12,258,788
------------------------------------------------------------------------------------------------------------------------------
HAWAII - 0.41%

         1,000   Hawaii State Department Budget & Finance Special Purpose Revenue
                   Hawaiian Electric Co., Inc. Series A (MBIA Insured)*                   05/01/26      6.200        1,088,810
------------------------------------------------------------------------------------------------------------------------------
IDAHO - 0.69%

         1,105   Idaho Housing & Finance Association Single-Family Mortgage
                   Series G-2, Class III*                                                 07/01/19      5.950        1,199,809
           590   Idaho Housing & Finance Association Single-Family Mortgage
                   Subseries D-3*                                                         07/01/13      5.150          617,571
                                                                                                                     1,817,380
------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - 7.38%

           225   Belleville St. Clair County (Escrow to Maturity)                         11/01/09      7.250          262,474
         1,000   Granite City Madison County Disposal Revenue Waste Management, Inc.
                   Project*                                                               05/01/27      5.000        1,033,710
           350   Greater Peoria Airport Authority (AMBAC Insured)*                        12/01/07      6.700          364,581
         1,490   Hodgkins Illinois Enviromental Improvement Revenue Metropolitan
                   Biosolids Management Project*                                          11/01/04      5.500        1,522,899
         1,570   Hodgkins Illinois Enviromental Improvement Revenue Metropolitan
                   Biosolids Management Project*                                          11/01/05      5.500        1,642,220
         1,625   Illinois Development Finance Authority Revenue Refunding Community
                   Rehabilitation Providers Series A                                      07/01/09      5.900        1,718,665
           660   Illinois Educational Facilities Authority Revenue Evangelical
                   Series A (Escrow to Maturity)                                          04/15/17      6.750          818,651
         2,000   Illinois Educational Facilities Authority Revenues
                   University of Chicago Series B                                         07/01/25      4.400        2,027,540
         5,990   Illinois Health Facilities Authority Revenue Advocate Network
                   Health Care                                                            11/15/10      6.000        6,875,801
           345   Illinois Health Facilities Authority Revenue Ravenswood Hospital
                   Medical Center (Escrow to Maturity)                                    08/01/06      7.250          373,245
             5   Illinois Housing Development Authority Revenue Homeowner Mortgage
                   Series A, Subseries A-3*                                               02/01/22      4.750            5,001
         1,000   Lake County Illinois Forest Preservation District                        12/01/07      7.200^         915,520
         1,170   Northern Illinois University Revenues                                    04/01/13     10.400        1,553,245
           285   St. Clair County Certificates of Participation Series A (FSA Insured)    10/01/08      5.000          313,121
                                                                                                                    19,426,673
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                   MATURITY    INTEREST
 (000)                                                                                     DATES        RATES       VALUE
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

INDIANA - 3.12%

$        1,345   Indiana Health Facility Finance Authority Revenue Health Systems
                   Sisters of St. Francis                                                 11/01/08      5.500%  $    1,499,783
         1,000   Indiana Health Facility Financing Authority Revenue                      11/15/07      5.500        1,104,980
         5,000   Indianapolis Airport Authority Revenue Special Facilities
                   Federal Express Corp. Project*                                         01/15/17      7.100        5,219,100
           385   Indianapolis Economic Development Revenue Knob In The Woods Project
                   (Mandatory Put 12/01/04 @ $100) (FNMA Collateralized)*                 12/01/24      6.375          397,054
                                                                                                                     8,220,917
------------------------------------------------------------------------------------------------------------------------------
KANSAS - 0.21%

           500   Burlington Pollution Control Revenue Refunding Kansas Gas
                   & Electric Co. Project (MBIA Insured)                                  06/01/31      7.000          519,375
            35   Wichita Hospital Revenue St. Francis Hospital & Nursing
                   Series A (Escrow to Maturity)                                          10/01/07      6.750           38,482
                                                                                                                       557,857
------------------------------------------------------------------------------------------------------------------------------
LOUISIANA - 0.98%

         2,000   De Soto Parish Pollution Control Revenue Refunding Southwestern
                   Electric Power Co. Project (MBIA/IBC Insured)                          01/01/19      7.600        2,083,100
           260   East Baton Rouge Parish Womans Hospital Foundation (Escrow to Maturity)  10/01/08      7.200          295,539
            25   East Baton Rouge Single-Family Mortgage Series C (GNMA/FNMA
                   Collateralized)                                                        04/01/32      7.000           25,036
           170   Jefferson Parish Home Mortgage Authority Single-Family Housing
                   Revenue Refunding Series D-1 (Mandatory Put 06/01/10 @ $100)
                   (FNMA/GNMA Collateralized)*                                            06/01/10      5.600          172,428
                                                                                                                     2,576,103
------------------------------------------------------------------------------------------------------------------------------
MAINE - 0.28%

           735   Maine State Housing Authority Mortgage Purchase Series D-1               11/15/16      5.050          744,283
------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 4.16%

         1,000   Massachusetts State Health & Educational Facilities Authority Revenue
                   Caritas Christi Obligation Series B                                    07/01/05      5.500        1,018,400
         3,050   Massachusetts State Refunding Series A                                   08/01/09      5.000        3,394,436
         6,000   Massachusetts State Refunding Series C                                   12/01/06      5.000        6,527,160
                                                                                                                    10,939,996
------------------------------------------------------------------------------------------------------------------------------
MICHIGAN - 0.42%

         1,000   Michigan State Strategic Fund Solid Waste Disposal Revenue Refunding
                   Waste Management, Inc. Project*                                        12/01/12      4.200        1,032,430
            75   Michigan State Strategic Limited Obligation (Escrow to Maturity)         08/15/05      7.875           79,590
                                                                                                                     1,112,020
------------------------------------------------------------------------------------------------------------------------------
MINNESOTA - 2.35%

            50   Eden Prairie Multi-Family Housing (GNMA Collateralized)                  01/20/06      5.500           50,510
         2,000   Minnesota State, General Obligation Bonds                                10/01/07      5.000        2,211,960
         1,500   Minnesota State, General Obligation Bonds                                08/01/08      5.000        1,674,540
            45   Moorhead Residential Mortgage (Escrow to Maturity)                       08/01/11      7.100           53,382
         2,000   Southern Minnesota Municipal Power Agency Power Supply Systems
                   Revenue Series A                                                       01/01/08      5.000        2,207,580
                                                                                                                     6,197,972
------------------------------------------------------------------------------------------------------------------------------
MISSOURI - 1.30%

         3,000   St. Louis Airport Revenue Airport Development Program Series
                   A (MBIA Insured)                                                       07/01/09      5.500        3,401,370
            25   St. Louis County Single-Family Housing (AMBAC Insured)                   10/01/16      9.250           25,264
                                                                                                                     3,426,634
------------------------------------------------------------------------------------------------------------------------------
NEBRASKA - 0.17%

           435   Nebraska Investment Finance Authority Single-Family Housing
                   Revenue Series A (GNMA/FNMA Collateralized)*                           03/01/21      5.200          435,992
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                   MATURITY    INTEREST
 (000)                                                                                     DATES        RATES       VALUE
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

NEW JERSEY - 0.40%

$        1,045   New Jersey State Housing & Mortgage Finance Agency Revenue
                   Home Buyer Series G (MBIA Insured)                                     04/01/15      4.625%  $    1,063,120
------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO - 1.03%

         2,500   New Mexico State Severance Tax Refunding Series A                        07/01/08      5.000        2,718,975
------------------------------------------------------------------------------------------------------------------------------
NEW YORK - 10.66%

         1,000   Nassau Health Care Corp. Health Systems Revenue (FSA Insured)            08/01/11      6.000        1,158,640
         2,500   New York City Municipal Water Finance Authority Water & Sewer Systems
                   Revenue Series D                                                       06/15/11      5.000        2,800,250
         1,000   New York City Refunding Series B                                         08/01/11      5.500        1,128,720
         2,000   New York City Series A                                                   11/01/08      5.250        2,218,060
         1,500   New York City Series C                                                   08/01/07      5.000        1,630,440
           750   New York City Series C                                                   08/01/09      5.250          836,220
         3,000   New York City Series C                                                   08/01/11      5.250        3,337,110
         2,500   New York City Series G                                                   08/01/07      5.250        2,738,275
         1,000   New York City Transitional Finance Authority Future Tax Secured Series
                   C (FSA Insured)                                                        08/01/08      5.000        1,112,370
         2,000   New York City Transitional Finance Authority Revenue Refunded Future
                   Tax Secured Series A                                                   11/01/26      5.500        2,291,340
         1,055   New York City Unrefunded Series D (AMBAC/TCRs Insured)                   02/15/06      6.500        1,124,039
         1,000   New York State Dorm Authority Revenue, City University Systems           01/01/06      5.000        1,061,070
         1,000   New York State Dorm Authority Revenue, City University Systems           07/01/07      5.000        1,089,660
         3,000   New York State Housing Finance Agency Service Contract Revenue
                   Refunding Series K                                                     03/15/08      5.000        3,302,910
         2,000   Triborough Bridge & Tunnel Authority Refunding Series B                  11/15/09      5.000        2,244,460
                                                                                                                    28,073,564
------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 2.01%

         2,650   North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue
                   Series A (MBIA Insured)                                                01/01/09      5.750        3,034,382
         2,000   North Carolina State Highway Improvements                                05/01/09      5.000        2,247,140
                                                                                                                     5,281,522
------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA - 0.06%

           160   North Dakota State Housing Finance Agency Revenue Housing Finance
                   Home Mortgage Series D*                                                07/01/16      6.300          167,853
------------------------------------------------------------------------------------------------------------------------------
OHIO - 1.58%

         1,145   Butler County Transportation Improvement District Series A (FSA Insured) 04/01/11      6.000        1,323,345
         2,490   Cleveland Parking Facilities Revenue Refunding (MBIA Insured)            09/15/07      6.000        2,830,358
                                                                                                                     4,153,703
------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA - 1.22%

           335   Comanche County Hospital Authority Revenue Series A (Connie Lee Insured) 07/01/06      5.100          340,863
           680   Oklahoma Housing Finance Agency Single-Family Revenue Mortgage
                   Homeownership Loan Series A-1                                          09/01/12      4.400          681,292
         2,000   Oklahoma Transportation Authority Turnpike Systems Revenue Refunding
                   Series A (AMBAC Insured)                                               01/01/07      5.250        2,192,960
                                                                                                                     3,215,115
------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 1.63%

           400   Blair County Hospital Authority Revenue Hospital Altoona Hospital
                   Project A (AMBAC Insured)                                              07/01/06      5.375          434,692
            35   Chester County Hospital Authority Revenue (Escrow to Maturity)           07/01/09      7.500           40,048
            60   Lancaster Sewer Authority (Escrow to Maturity)                           04/01/12      6.000           68,212
         3,200   Pennsylvania State Turnpike Commission Turnpike Revenue Refunding
                   Series S (FGIC Insured)                                                06/01/08      5.500        3,620,192
           125   Philadelphia Hospital & Higher Education Health Systems Jefferson
                   Health Systems A (MBIA Insured)                                        05/15/07      5.250          137,691
                                                                                                                     4,300,835
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                   MATURITY    INTEREST
 (000)                                                                                     DATES        RATES       VALUE
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

PUERTO RICO - 0.86%

$        2,000   Puerto Rico Commonwealth Refunding Series C                              07/01/13      6.000%  $    2,265,140
------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND - 0.00%

             5   Rhode Island Housing & Mortgage Finance Corp. Homeownership
                   Opportunity-9-D*                                                       10/01/12      5.150            5,022
------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 3.06%

         2,000   Richland County Environmental Improvement Revenue Refunding
                   International Paper Co. Projects Series A                              10/01/07      4.250        2,116,160
         5,070   South Carolina Transportation Infrastructure Bank Revenue Series A
                   (MBIA Insured)                                                         10/01/09      6.000        5,949,645
                                                                                                                     8,065,805
------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 2.61%

         3,040   Sioux Falls Sales Tax Revenue Series B (AMBAC Insured)                   11/15/06      5.500        3,350,931
         3,030   South Dakota Health & Educational Facilities Authority Revenue
                   Refunding Prairie Lakes Healthcare (ACA/CBI Insured)                   04/01/13      5.450        3,229,677
           260   South Dakota State Health & Educational Revenue St. Lukes Hospital
                   Project (Escrow to Maturity)                                           10/01/07      6.800          285,899
                                                                                                                     6,866,507
------------------------------------------------------------------------------------------------------------------------------
TENNESSEE - 5.14%

            40   La Follette Housing Development Corp. (FHA/MBIA Insured)                 01/01/05      5.400           41,260
         7,300   Metropolitan Government Nashville & Davidson County Water Sewer
                   Revenue Cab Converter Refunding (FGIC/TCRs)                            01/01/12      7.700        9,384,953
           140   Metropolitan Government Nashville Health & Education Southern
                   Advantist Hospital Health Systems (Escrow to Maturity)                 10/01/09      8.700          168,081
         4,395   Tennessee Housing Development Agency Homeownership Program Issue 3-A*    07/01/07      5.250^       3,949,523
                                                                                                                    13,543,817
------------------------------------------------------------------------------------------------------------------------------
TEXAS - 10.67%

         3,400   Austin Texas Utility Systems Revenue Refunding (AMBAC Insured)           11/15/09      6.750        4,118,318
         5,000   Brazos River Authority Pollution Control Revenue Refunding TXU
                   Electric Co. Project Series A*                                         10/01/30      4.950        5,020,800
         1,000   Canutillo Independent School District Refunding (PSF/GTD Insured)        08/15/10      5.000        1,123,790
         1,000   Canutillo Independent School District Refunding (PSF/GTD Insured)        08/15/11      5.000        1,123,170
         1,930   Conroe Indpendent School District Refunding (PSF/GTD Insured)            02/15/14      5.500        2,213,903
         1,000   Dallas Texas Refunding Series A                                          02/15/10      5.000        1,121,840
         2,700   El Paso Texas Independent School District Refunding                      08/15/09      5.375        3,072,384
         2,480   Fort Bend Independent School District (PSF/GTD Insured)                  08/15/07      7.000        2,888,134
           335   Harlington Housing Finance Corp. Single-Family Mortgage Revenue
                   Series A (FNMA/GNMA Collateralized)*                                   09/01/22      5.250          352,319
           200   Houston Texas Airport Systems Revenue (Escrow to Maturity)               07/01/10      7.600          239,878
         2,000   Katy Independent School District School Building Series A (PSF/GTD
                   Insured)                                                               02/15/14      5.000        2,198,220
         6,775   Texas Municipal Power Agency Revenue Unrefunded Balance (MBIA Insured)   09/01/13      6.100^       4,617,366
                                                                                                                    28,090,122
------------------------------------------------------------------------------------------------------------------------------
UTAH - 0.73%

            40   Utah State Housing Finance Agency Single-Family Mortgage Senior Issue
                   Series D-2 (FHA/VA Insured)*                                           01/01/11      6.450           40,719
         1,625   Utah State Housing Finance Agency Single-Family Mortgage Series G-3,
                   Class III*                                                             07/01/15      5.700        1,752,124
            95   Utah State Housing Finance Agency Single-Family Mortgage Subseries A-1
                   (AMBAC Insured)                                                        07/01/08      5.900          101,200
            10   Utah State Housing Finance Agency Single-Family Mortgage Subseries G
                   (AMBAC Insured)                                                        07/01/07      5.650           10,635
             5   Utah State Housing Finance Agency Single-Family Mortgage Subseries H-1
                   (AMBAC Insured)                                                        07/01/07      5.650            5,317
                                                                                                                     1,909,995
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                                  MATURITY   INTEREST
  (000)                                                                                     DATES      RATES        VALUE
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)

VIRGINIA - 0.39%

$        1,000   Amelia County Industrial Development Authority Solid Waste Disposal
                   Revenue Refunding Waste Management Project*                            04/01/27      4.900%  $    1,030,740
------------------------------------------------------------------------------------------------------------------------------
WASHINGTON - 3.29%

            20   Washington State Prerefunded Series 93-A                                 10/01/12      5.750           23,509
         6,000   Washington State Public Power Supply Systems Nuclear Project Number 1
                   Revenue Refunding Series A                                             07/01/08      6.000        6,895,020
         1,480   Washington State Unrefunded Balance Series 93-A (FSA Insured)            10/01/12      5.750        1,735,478
                                                                                                                     8,654,007
------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA - 1.02%

         2,285   Kanawha County Residential Mortgage Revenue (Escrow to Maturity)         09/01/10      7.375        2,694,518
------------------------------------------------------------------------------------------------------------------------------
WISCONSIN - 0.04%

           100   Wisconsin Housing & Economic Development Homeownership Revenue
                   Series G*                                                              03/01/04      5.250          100,283
Total Municipal Bonds and Notes (cost - $248,527,782)                                                              258,526,480
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES^^ - 0.53%

INDIANA - 0.19%
           500   Indiana Health Facility Financing Authority Hospital Revenue Clarian
                   Health Obligation Series B                                             02/02/04      0.920          500,000
------------------------------------------------------------------------------------------------------------------------------
KANSAS - 0.11%

           300   Kansas State Department Transportation Highway Revenue Series B-1        02/02/04      0.880          300,000
------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 0.04%

           100   University of North Carolina Hospital Chapel Hill Revenue Series A       02/02/04      0.880          100,000
------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA - 0.11%

           300   Oklahoma State Industrial Authority Revenue Refunding Integris Baptist
                   Series B (MBIA Insured)                                                02/02/04      0.950          300,000
------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 0.08%

           200   Philadelphia Hospitals & Higher Education Facilities Authority
                   Hospital Revenue, Children's Hospital Project Series A                 02/02/04      0.930          200,000
Total Short-Term Municipal Notes (cost - $1,400,000)                                                                 1,400,000
------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                   MATURITY    INTEREST
 (000)                                                                                      DATE        RATE         VALUE
------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND - 0.04%

            86   Seven Seas Money Market Fund (cost - $85,600)                            02/02/04      0.330%+ $       85,600
------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $250,013,382) - 98.75%                                                                   260,012,080
Other assets in excess of liabilities - 1.25%                                                                        3,302,410
Net Assets - 100.00%                                                                                            $  263,314,490
------------------------------------------------------------------------------------------------------------------------------

^ Zero coupon bond; interest rate represents annualized yield at date of purchase.

*      Security subject to Alternative Minimum Tax.

+      Interest rate shown reflects yield at January 31, 2004.

^^ Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of January 31, 2004.

ACA    American Capital Access

AMBAC  American Municipal Bond Assurance Corporation

CBI    Certificates of Bond Insurance

FGIC   Federal Guaranty Insurance Corporation

FHA    Federal Housing Authority

FNMA   Federal National Mortgage Association

FSA    Financial Security Assurance

GNMA   Government National Mortgage Association

GTD    Guaranteed

IBC    Insured Bond Certificate

MBIA   Municipal Bond Investors Assurance

PSF    Permanent School Fund

TCRs   Transferable Custodial Receipts

VA     Veterans Association

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                                   MATURITY    INTEREST
 (000)*                                                                                    DATES        RATES       VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - 93.57%

AUSTRALIA - 1.33%

EUR        450   Australia & New Zealand Banking Group Ltd.                               02/05/15      4.450%  $      568,292
         1,910   Government of Australia                                                  08/20/10      4.000        1,986,830
         3,090   Government of Australia                                                  11/15/06      6.750        2,426,827
                                                                                                                     4,981,949
------------------------------------------------------------------------------------------------------------------------------
AUSTRIA - 1.31%

         3,160   Republic of Austria                                                      10/20/13      3.800        3,788,603
EUR        900   Telekom Finanzmanagement GmbH                                            07/22/13      5.000        1,125,408
                                                                                                                     4,914,011
------------------------------------------------------------------------------------------------------------------------------
BELGIUM - 1.16%

         1,920   Kingdom of Belgium                                                       09/28/13      4.250        2,382,324
         1,190   Kingdom of Belgium                                                       03/28/15      8.000        1,955,145
                                                                                                                     4,337,469
------------------------------------------------------------------------------------------------------------------------------
CANADA - 5.15%

        10,820   Government of Canada                                                     09/01/07      4.500        8,481,647
         8,760   Government of Canada                                                     06/01/12      5.250        6,973,272
         4,750   Government of Canada                                                     06/01/29      5.750        3,866,445
                                                                                                                    19,321,364
------------------------------------------------------------------------------------------------------------------------------
CAYMAN ISLAND - 0.32%

EUR        900   Santander Central Hispano Issuances                                      04/10/12      5.750+       1,193,435
------------------------------------------------------------------------------------------------------------------------------
CHANNEL ISLANDS - 0.16%

EUR        430   Credit Suisse Group Capital V                                            11/07/11      6.905+         601,500
------------------------------------------------------------------------------------------------------------------------------
DENMARK - 2.70%

EUR        650   ISS Global A/S                                                           09/18/10      4.750          816,864
        49,960   Kingdom of Denmark                                                       11/15/13      5.000        8,733,539
             1   Kingdom of Denmark                                                       11/15/09      6.000               93
         3,110   Kingdom of Denmark                                                       11/15/11      6.000          582,266
             1   Kingdom of Denmark                                                       11/15/07      7.000               95
                                                                                                                    10,132,857
------------------------------------------------------------------------------------------------------------------------------
FINLAND - 0.23%

EUR        700   Fortum OYJ                                                               11/19/13      5.000          872,309
------------------------------------------------------------------------------------------------------------------------------
FRANCE - 6.60%

         1,450   France Telecom                                                           03/14/04      7.250+       1,815,093
           330   France Telecom                                                           01/28/33      8.125          521,575
        14,560   Republic of France                                                       04/25/09      4.000       18,532,940
         2,000   Republic of France                                                       10/25/32      5.750        2,793,466
           900   Veolia Environnement                                                     05/28/13      4.875        1,112,673
                                                                                                                    24,775,747
------------------------------------------------------------------------------------------------------------------------------
GERMANY - 2.42%

           655   Continental AG                                                           12/05/08      6.875          911,804
         1,486   Federal Republic of Germany                                              03/18/05      2.500        1,856,779
           970   Federal Republic of Germany                                              01/04/09      3.750        1,224,024

PRINCIPAL
 AMOUNT                                                                                   MATURITY    INTEREST
 (000)                                                                                     DATES        RATES       VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)

GERMANY - (CONCLUDED)

           900   Federal Republic of Germany                                              02/15/08      4.250%  $    1,159,609
         1,000   Federal Republic of Germany                                              08/18/06      4.500        1,298,523
           300   Federal Republic of Germany                                              01/04/12      5.000          397,791
         1,690   Federal Republic of Germany                                              01/04/08      5.250        2,255,674
                                                                                                                     9,104,204
------------------------------------------------------------------------------------------------------------------------------
GREECE - 1.98%

         3,330   Hellenic Republic                                                        05/20/13      4.600        4,231,222
         2,300   Hellenic Republic                                                        10/22/22      5.900        3,185,948
                                                                                                                     7,417,170
------------------------------------------------------------------------------------------------------------------------------
HUNGARY - 0.98%

       550,000   Republic of Hungary                                                      08/24/06      6.500        2,339,497
       300,000   Republic of Hungary                                                      10/12/05      8.500        1,350,220
                                                                                                                     3,689,717
------------------------------------------------------------------------------------------------------------------------------
IRELAND - 0.49%

           140   Allied Irish Banks PLC                                                   02/28/11      7.500+         204,102
GBP        900   European Loan Conduit                                                    01/11/07      4.341+       1,638,423
                                                                                                                     1,842,525
------------------------------------------------------------------------------------------------------------------------------
ITALY - 1.20%

         1,057   Argo Mortgage SRL                                                        10/28/36      2.334+       1,317,923
           110   Intesabci Capital Trust                                                  07/12/11      6.988          152,555
USD        900   Republic of Italy                                                        07/15/08      2.500          864,911
           580   Sanpaolo IMI SpA                                                         04/06/10      6.375          806,453
         1,000   UniCredito Italiano SpA                                                  02/28/12      6.100        1,376,617
                                                                                                                     4,518,459
------------------------------------------------------------------------------------------------------------------------------
JAPAN - 12.88%

        77,000   Development Bank of Japan (2)                                            09/20/22      1.700          719,252
     1,073,000   Government of Japan                                                      06/20/06      0.400       10,200,206
       905,800   Government of Japan                                                      09/20/06      0.500        8,633,576
       598,000   Government of Japan                                                      09/20/12      1.200        5,672,336
        53,000   Government of Japan                                                      03/21/11      1.400          516,301
     1,291,800   Government of Japan                                                      06/20/08      1.800       12,946,974
       110,100   Government of Japan                                                      12/21/20      2.500        1,163,987
       310,000   Japan Finance Corp. for Municipal Entities                               02/21/12      1.550        3,033,501
       570,000   Japan Government Bond                                                    06/20/11      1.200        5,468,952
                                                                                                                    48,355,085
------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG - 0.83%

           450   Sogerim SA                                                               04/20/06      6.125          593,039
           900   Sogerim SA                                                               04/20/11      7.000        1,259,388
USD      1,260   Telecom Italia Capital (1)                                               11/15/13      5.250        1,256,464
                                                                                                                     3,108,891
------------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 0.18%

EUR        500   Petronas Capital Ltd.                                                    05/22/09      6.375          683,718
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                   MATURITY   INTEREST
 (000)*                                                                                    DATES       RATES        VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)

MEXICO - 0.77%

USD        720   United Mexican States                                                    10/08/08      4.625%  $      729,000
USD        900   United Mexican States                                                    02/01/10      9.875        1,137,960
USD        800   United Mexican States                                                    02/17/09     10.375        1,012,000
                                                                                                                     2,878,960
------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS - 4.06%

           500   Deutsche Telekom International Finance BV                                07/06/05      6.125          654,744
           310   Deutsche Telekom International Finance BV                                01/24/33      7.500          460,237
           980   Deutsche Telekom International Finance BV                                05/29/12      8.125        1,481,846
USD        450   Deutsche Telekom International Finance BV                                06/01/32      9.250          615,542
           420   EADS Finance BV                                                          03/03/10      4.625          532,264
           240   Government of the Netherlands                                            07/15/12      5.000          317,181
             1   Government of the Netherlands                                            07/15/08      5.250            1,945
         5,509   Government of the Netherlands                                            01/15/28      5.500        7,415,005
           510   Koninklijke KPN NV                                                       11/05/08      4.750          653,144
           530   Koninklijke (Royal) KPN NV                                               06/30/04      4.000          663,706
           490   Munich Re Finance BV                                                     06/21/23      6.750          668,578
           220   Repsol International Finance                                             07/22/13      5.000          272,229
           700   RWE Finance BV                                                           07/23/18      5.125          866,200
           510   Telefonica Europe BV                                                     02/14/13      5.125          650,768
                                                                                                                    15,253,389
------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 0.50%

         2,250   Government of New Zealand                                                02/15/16      4.500        1,875,841
------------------------------------------------------------------------------------------------------------------------------
PERU - 0.30%

USD        800   Republic of Peru                                                         03/07/17      4.500          704,000
USD        450   Republic of Peru                                                         11/21/33      8.750          435,375
                                                                                                                     1,139,375
------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES - 0.19%

USD        700   Republic of Philippines                                                  03/12/09      8.375          728,000
------------------------------------------------------------------------------------------------------------------------------
POLAND - 0.67%

         7,200   Government of Poland                                                     04/21/04      4.950#       1,847,381
         3,000   Government of Poland                                                     10/24/13      5.000#         677,374
                                                                                                                     2,524,755
------------------------------------------------------------------------------------------------------------------------------
RUSSIA - 0.59%

USD      1,150   Russian Federation                                                       05/14/08      3.000        1,044,200
USD      1,200   Russian Federation                                                       03/31/30      5.000        1,170,000
                                                                                                                     2,214,200
------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA - 0.64%

     2,000,000   Republic of South Korea                                                  07/10/07      6.150        1,760,048
       700,000   Republic of South Korea                                                  04/10/07      7.170          633,363
                                                                                                                     2,393,411
------------------------------------------------------------------------------------------------------------------------------
SPAIN - 1.63%

         2,627   Kingdom of Spain                                                         07/30/05      4.950        3,395,115
         1,960   Kingdom of Spain                                                         07/30/32      5.750        2,733,232
                                                                                                                     6,128,347
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                   MATURITY   INTEREST
 (000)*                                                                                    DATES       RATES        VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)

SWEDEN - 5.89%

EUR        450   Assa Abloy AB                                                            12/04/06      5.125%  $      585,838
        55,400   Kingdom of Sweden                                                        03/15/11      5.250        7,845,220
        47,700   Kingdom of Sweden                                                        10/08/12      5.500        6,843,605
        28,800   Kingdom of Sweden                                                        08/15/07      8.000        4,429,932
EUR        650   Nordbanken AB                                                            12/13/10      6.000          852,869
EUR      1,200   Svenska Handelsbanken AB                                                 03/07/11      5.500        1,565,883
                                                                                                                    22,123,347
------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 5.63%

EUR        400   Bank of Scotland                                                         12/05/13      5.125          526,141
EUR        150   Barclays Bank PLC                                                        03/31/13      4.875          191,054
EUR        550   Barclays Bank PLC                                                        03/08/11      5.750          746,858
EUR      1,400   BAT International Finance PLC                                            02/25/09      4.875        1,778,158
EUR        500   Compass Group PLC                                                        05/29/09      6.000          676,480
USD      1,370   HBOS PLC (1)                                                             11/01/13      5.375        1,391,693
EUR        370   Hilton Group Finance PLC                                                 07/17/09      6.500          503,325
EUR        800   HSBC Bank PLC                                                            03/18/16      4.250          985,603
EUR         90   HSBC Capital Funding LP ^^^^                                             06/30/12      8.030+         135,568
EUR        310   Imperial Tobacco Finance                                                 06/06/07      6.250          414,929
EUR        900   MMO2 PLC                                                                 01/25/07      6.375        1,208,130
EUR        700   NGG Finance PLC                                                          08/23/11      6.125          954,624
EUR        870   North West Water Finance PLC                                             03/18/09      4.875        1,126,315
EUR        180   RBS Capital Trust I                                                      06/30/12      6.467          248,553
EUR        850   Rentokil Initial PLC                                                     05/21/07      5.750        1,124,046
EUR        750   Royal Bank of Scotland                                                   04/22/15      4.875          940,040
         1,340   United Kingdom Treasury Bonds                                            06/07/32      4.250        2,259,572
         3,115   United Kingdom Treasury Bonds                                            12/07/09      5.750        5,942,502
                                                                                                                    21,153,591
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 32.78%

            24   ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AV        08/21/30      1.360+          24,151
           520   American Electric Power, Inc.                                            05/15/06      6.125          560,596
           160   AOL Time Warner, Inc.                                                    05/01/12      6.875          179,632
EUR        800   Bank of America Corp.                                                    10/21/10      4.250          997,660
           920   Bank of America Corp.                                                    12/01/15      5.250          928,217
         2,335   BMW Vehicle Owner Trust                                                  11/25/05      1.450        2,337,365
           450   Cadbury Schweppes US Finance (1)                                         10/01/13      5.125          454,236
         4,000   Capital Auto Receivables Asset Trust, Series 2003-2, Class A-4B          01/15/09      1.160+       4,002,314
           360   Cendant Corp.                                                            01/15/08      6.250          393,791
         3,000   Citibank Credit Card Master Trust I, Series 1999-7, Class A              11/15/06      6.650        3,125,103
         3,133   Citifinancial Mortgage Securities, Inc.                                  10/25/33      1.400+       3,132,104
           640   Coca-Cola HBC Finance BV (1)                                             09/17/13      5.125          651,396
           810   Comcast Corp.                                                            01/15/14      5.300          813,330
           550   Cox Communications, Inc.                                                 10/01/15      5.500          559,427
         1,120   Credit Suisse First Boston USA, Inc.                                     01/15/14      5.125        1,124,953
           673   CS First Boston Mortgage Securities Corp. Series 2003-1, Class 2A4       01/25/33      1.700+         674,984

PRINCIPAL
 AMOUNT                                                                                   MATURITY   INTEREST
 (000)*                                                                                    DATES       RATES        VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)

UNITED STATES - (CONTINUED)

         3,653   Daimler Chrysler Auto Trust, Series 2002-A, Class A3                     04/06/06      3.850%  $    3,691,403
           600   Daimler Chrysler North America                                           09/01/04      6.900          616,738
EUR        800   Deutsche Capital Trust IV                                                09/19/13      5.330        1,010,782
         1,150   Discover Card Master Trust I, Series 2001-5, Class A                     11/16/06      5.300        1,163,260
           410   Dominion Resources, Inc.                                                 01/15/16      5.200          403,332
           330   Dominion Resources, Inc.                                                 03/15/33      6.300          335,066
           190   DTE Energy Co.                                                           04/15/33      6.375          190,228
         1,500   European Investment Bank                                                 06/16/08      3.000        1,501,173
           980   Federal Home Loan Mortgage Corp. Certificates                            08/01/18      5.000        1,003,109
         1,074   Federal Home Loan Mortgage Corp. Certificates                            08/01/33      5.500        1,093,392
         1,366   Federal Home Loan Mortgage Corp. Certificates                05/01/33 to 10/01/33      6.000        1,417,671
           108   Federal Home Loan Mortgage Corp. Certificates                09/01/33 to 11/01/33      6.500          104,673
           214   Federal Home Loan Mortgage Corp. Certificates                            04/01/32      7.000          226,362
           416   Federal Home Loan Mortgage Corp. Certificates, Series
                   1630, Class FC                                                         10/15/22      1.625+         417,433
            82   Federal Home Loan Mortgage Corp. Certificates, Series
                   1686, Class FA                                                         02/15/24      2.025+          81,803
           576   Federal Home Loan Mortgage Corp. Certificates, Series
                   2157, Class F                                                          05/15/29      1.450+         575,762
           463   Federal Home Loan Mortgage Corp. Certificates, Series
                   2326, Class FC                                                         06/15/29      1.600+         464,383
           157   Federal Home Loan Mortgage Corp. Certificates, Series
                   2334, Class FA                                                         07/15/31      1.600+         157,388
           762   Federal Home Loan Mortgage Corp. Certificates, Series
                   2394, Class FX                                                         12/15/31      1.810+         767,404
           177   Federal Home Loan Mortgage Corp. Certificates, Series
                   2396, Class FM                                                         12/15/31      1.550+         177,248
            14   Federal Home Loan Mortgage Corp. Certificates, Series
                   2403, Class QC                                                         10/15/27      6.500           13,659
         3,730   Federal Home Loan Mortgage Corp. Certificates, Series
                   2562, Class PC                                                         02/15/13      4.500        3,805,879
         1,086   Federal Home Loan Mortgage Corp. Certificates, Series
                   2589, Class F                                                          03/17/33      1.300+       1,084,772
           602   Federal Home Loan Mortgage Corp. Certificates, Series
                   2603, Class F                                                          04/15/33      1.400+         602,553
           500   Federal National Mortgage Association Certificates           06/01/33 to 10/01/33      4.500          481,452
           999   Federal National Mortgage Association Certificates                       12/01/33      5.500        1,017,031
         3,051   Federal National Mortgage Association Certificates                       09/01/33      6.000        3,168,745
           197   Federal National Mortgage Association Certificates           10/01/28 to 11/01/33      6.500          206,284
           198   Federal National Mortgage Association Certificates                       02/01/31      7.500          211,829
           303   Federal National Mortgage Association REMIC, Trust Series
                   1997-68, Class FC                                                      05/18/27      1.625+         304,534
           407   Federal National Mortgage Association REMIC, Trust Series
                   2001-61, Class FM                                                      10/18/16      1.350+         407,621
            84   Federal National Mortgage Association REMIC, Trust Series
                   2002-35, Class FQ                                                      07/25/27      1.400+          84,290
           251   Federal National Mortgage Association REMIC, Trust Series
                   2002-60, Class FH                                                      08/25/32      2.100+         253,665
           206   Federal National Mortgage Association REMIC, Trust Series
                   2002-66, Class FG                                                      09/25/32      2.100+         208,458
         1,297   Federal National Mortgage Association REMIC, Trust Series
                   G93-27, Class FC                                                       08/25/23      2.025+       1,297,628
         1,000   Federal National Mortgage Association Certificates TBA                        TBA      4.500        1,003,438
         5,000   Federal National Mortgage Association Certificates TBA                        TBA      5.000        5,075,156
         2,684   First Franklin Mortgage Loan Trust, Series 2002-FF4,
                   Class 2A2                                                              02/25/33      2.800+       2,725,840
           190   Ford Motor Co.                                                           02/01/29      6.375          171,944
           510   Ford Motor Credit Co.                                                    10/01/13      7.000          538,618
           390   General Motors Acceptance Corp.                                          05/16/05      5.250          404,036

PRINCIPAL
 AMOUNT                                                                                   MATURITY   INTEREST
 (000)*                                                                                    DATES       RATES        VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)

UNITED STATES - (CONTINUED)

           360   General Motors Corp.                                                     05/01/28      6.750%  $      345,872
EUR        500   General Motors Corp.                                                     07/03/13      7.250          687,877
EUR      1,600   Goldman Sachs Group, Inc.                                                08/04/10      4.250        1,981,608
         2,160   Goldman Sachs Group, Inc.                                                10/15/13      5.250        2,192,283
         1,681   Government National Mortgage Association Certificates                    08/15/32      6.500        1,774,131
           898   Government National Mortgage Association Certificates        09/15/31 to 10/15/31      7.000          957,184
           291   Government National Mortgage Association Certificates        06/15/31 to 07/15/31      7.500          312,985
           641   Government National Mortgage Association REMIC, Series
                   1997-7, Class FA                                                       03/16/29      1.400+         641,144
           770   Government National Mortgage Association REMIC, Series
                   2000-16, Class FH                                                      04/16/19      1.550+         771,014
           305   Government National Mortgage Association REMIC, Series
                   2000-30, Class F                                                       12/16/22      1.650+         306,707
         1,000   Government National Mortgage Association Certificates TBA                     TBA      5.000          994,375
            35   GSR Mortgage Loan Trust, Series 2003-5F, Class 1A3                       08/25/32      2.250+          34,739
         3,000   Honda Auto Receivables Owner Trust, Series 2003-2, Class A2              12/21/05      1.340+       3,001,109
         3,000   Household Automotive Trust, Series 2003-1, Class A3                      12/17/07      1.730+       2,979,955
           630   International Paper Co.                                                  01/15/14      5.500          641,019
           460   KeySpan Corp.                                                            11/15/10      7.625          551,664
           320   KeySpan Corp.                                                            11/15/30      8.000          415,347
         3,000   Long Beach Mortgage Loan Trust Series 2004-1, Class A3                   02/25/34      1.400+       3,000,000
           250   MBNA Corp.                                                               01/17/07      6.250          272,473
           940   Merrill Lynch & Co., Inc.                                                01/15/09      4.125          954,673
           650   Merrill Lynch & Co., Inc.                                                11/04/10      4.500          664,053
           956   MMCA Auto Owner Trust, Series 2002-5, Class B                            08/15/09      1.950+         953,538
EUR      1,400   Morgan Stanley                                                           01/14/11      4.375        1,736,726
           450   Nisource Finance Corp.                                                   07/15/14      5.400          461,344
         1,388   Novastar Home Equity Loan Series 2003-1, Class A1                        05/25/33      1.480+       1,390,877
         1,423   Option One Trust                                                         06/25/32      1.370+       1,423,787
         2,094   Option One Trust                                                         02/25/32      1.390+       2,096,554
           440   PPL Energy Supply LLC                                                    11/01/11      6.400          485,453
         1,100   Procter & Gamble Co.                                                     12/15/08      3.500        1,102,441
           420   Progress Energy, Inc.                                                    03/01/04      6.550          421,626
           490   Progress Energy, Inc.                                                    03/01/11      7.100          556,406
           290   PSEG Power                                                               12/01/15      5.500          292,840
           250   RBS Capital Trust I                                                      07/01/13      4.709          241,379
         3,010   Residential Asset Securities Corp. Series 2003-KS6,
                   Class A2                                                               08/25/33      1.400+       3,010,434
         1,566   Residential Asset Securities Corp. Series 2003-KS7,
                   Class AIIB                                                             09/25/33      1.420+       1,566,175
         2,904   Residential Asset Securities Corp. Series 2003-KS8,
                   Class A2B3                                                             10/25/33      1.410+       2,904,333
         2,346   Residential Asset Securities Corp. Series 2003-RS10,
                   Class AI1                                                              09/25/22      1.290+       2,346,071
EUR        500   SLM Corp.                                                                07/25/08      3.250          608,141
            80   SLM Corp.                                                                01/15/09      4.000           80,931
           910   Southern Power Co. (1)                                                   07/15/15      4.875          878,156
           500   Superior Wholesale Inventory Trust                                       03/15/06      1.190+         500,037
         1,200   Time Warner, Inc.                                                        08/15/04      7.975        1,237,672
         1,500   Toyota Motor Credit Corp.                                                10/11/05      7.000        1,622,193

PRINCIPAL
 AMOUNT                                                                                   MATURITY   INTEREST
 (000)*                                                                                    DATES       RATES        VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONCLUDED)

UNITED STATES - (CONCLUDED)

         1,840   U.S. Treasury Bonds (2)                                                  02/15/31      5.375%  $    1,951,550
         2,245   U.S. Treasury Bonds                                                      05/15/30      6.250        2,633,578
           141   U.S. Treasury Notes                                                      12/31/05      1.875          141,237
         3,200   U.S. Treasury Notes                                                      01/15/09      3.250        3,214,125
         3,144   U.S. Treasury Notes                                                      01/15/07      3.375        3,421,552
         1,800   U.S. Treasury Notes                                                      11/15/13      4.250        1,816,312
           430   U.S. Treasury Notes                                                      08/15/10      5.750          484,354
           100   Verizon Global Funding Corp.                                             09/01/12      7.375          116,575
         1,400   Verizon Wireless, Inc.                                                   12/15/06      5.375        1,496,266
                                                                                                                   123,098,176
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Global Debt Securities (cost - $324,354,439)                                                       351,361,802
------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 WARRANTS
   (000)
----------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%

VENEZUELA - 0.00%

             4   Republic of Venezuela, expires 04/15/20^^^^** (cost - $0)                                                   0

 PRINCIPAL
  AMOUNT
  (000)*
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS@ - 2.21%

         8,300   U.S. Treasury Bills^^(2) (cost - $8,296,432)                   02/12/04 to 07/08/04   0.925 to 0.997    8,296,432
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.14%

        11,796   Repurchase Agreement dated 01/30/04 with State Street
                   Bank & Trust Co., collateralized by $422,430 U.S. Treasury
                   Bills, zero coupon due 07/01/04, $7,116,402 U.S. Treasury
                   Bonds, 6.750% to 8.125% due 05/15/16 to 08/15/26 and
                   $2,392,912 U.S. Treasury Notes, 2.875% to 6.000% due
                   06/30/04 to 08/15/04; (value - $12,033,668); proceeds:
                   $11,796,895 (cost - $11,796,000)                                         02/02/04            0.910   11,796,000
----------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                   MATURITY   INTEREST
 (000)                                                                                     DATES      RATES++        VALUE
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 2.66%

MONEY MARKET FUNDS - 2.66%

           400   Scudder Money Market Series                                              02/02/04      0.973%  $      400,001
         9,590   UBS Private Money Market Fund LLC                                        02/02/04      1.015        9,590,019
Total Money Market Funds (cost - $9,990,020)                                                                         9,990,020
------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $354,436,891) - 101.58%                                                                  381,444,254
Liabilities in excess of other assets - (1.58)%                                                                     (5,930,577)
Net Assets - 100.00%                                                                                            $  375,513,677
------------------------------------------------------------------------------------------------------------------------------

Note: The Portfolio of Investments is listed by the issuer's country of origin.

*     In local currency unless otherwise indicated.

** Security is being fair valued by a valuation committee under the direction of the board of trustees.

+ Floating rate securities. The interest rates shown are the current rates as of January 31, 2004.

++    Interest rates shown reflect yield at January 31, 2004.

# Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.

^^    Entire or partial amount pledged as collateral for futures transactions.

^^^^  Illiquid securities representing 0.04% of net assets.

@     Interest rates shown are the discount rates at date of purchase.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.23% of net assets as of January 31, 2004, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)   Security, or portion thereof, was on loan at January 31, 2004.

REMIC Real Estate Mortgage Investment Conduit

TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

EUR   Euro Dollars

USD   U.S. Dollars

GBP   Great Britain Pounds

                                                                                                                    UNREALIZED
NUMBER OF                                                                                  IN        EXPIRATION    APPRECIATION
CONTRACTS                              CONTRACTS TO RECEIVE                          EXCHANGE FOR      DATES      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS

            40   Euro Bonds 5 Year Futures                                           $   5,536,501   March 2004   $       (2,989)
           247   U.S. Treasury Note 10 Year Futures                                     27,543,359   March 2004         (475,703)
                                                                                                                        (478,692)
--------------------------------------------------------------------------------------------------------------------------------
                                      CONTRACTS TO DELIVER

            58   Euro Bonds 2 Year Futures                                               7,590,158   March 2004           65,738
           184   Euro Bonds 10 Year Futures                                             25,675,318   March 2004          415,935
            44   U.S. Treasury Bond 20 Year Futures                                      4,841,055   March 2004           58,070
            11   U.S. Treasury Note 2 Year Futures                                       2,342,794   March 2004           16,706
           163   U.S. Treasury Note 5 Year Futures                                      18,122,141   March 2004          187,344
                                                                                                                         743,793
                                                                                                                  $      265,101
--------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                UNREALIZED
                                                      CONTRACTS TO            IN                               APPRECIATION
                                                         DELIVER          EXCHANGE FOR      MATURITY DATES    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Australian Dollar                                         6,570,000    USD     4,650,992       02/24/04       $     (344,736)
Australian Dollar                                         5,540,000    CAD     5,167,712       02/24/04              284,949
Australian Dollar                                         2,674,110    EUR     1,624,404       03/29/04                7,599
Australian Dollar                                         3,126,874    USD     2,363,917       03/29/04               (2,788)
Canadian Dollar                                           5,167,712    AUD     5,540,000       02/24/04               36,479
Canadian Dollar                                          27,770,325    USD    20,883,067       02/24/04              (27,000)
Canadian Dollar                                           8,823,629    EUR     5,437,890       03/29/04               95,883
Canadian Dollar                                           3,714,900    USD     2,863,784       03/29/04               70,392
Canadian Dollar                                           9,589,776    USD     7,320,000       05/27/04              122,873
Euro Dollar                                               3,329,171    CHF     5,204,493       02/24/04             (334,848)
Euro Dollar                                               6,583,988    GBP     4,572,000       02/24/04             (199,557)
Euro Dollar                                               4,175,430    JPY   540,000,000       02/24/04              224,352
Euro Dollar                                               4,136,812    NOK    33,680,000       02/24/04              (30,322)
Euro Dollar                                               2,828,926    PLN    13,092,836       02/24/04             (228,393)
Euro Dollar                                              27,507,751    USD    33,114,556       02/24/04           (1,123,827)
Euro Dollar                                               3,329,171    CHF     5,204,493       02/25/04             (334,734)
Euro Dollar                                               1,624,404    AUD     2,674,110       03/29/04               (3,336)
Euro Dollar                                               5,437,890    CAD     8,823,629       03/29/04               30,610
Euro Dollar                                              18,421,681    GBP    12,776,478       03/29/04                9,772
Euro Dollar                                               8,423,170    JPY 1,129,745,056       03/29/04               71,010
Euro Dollar                                               5,281,282    SEK    48,495,900       03/29/04               29,728
Euro Dollar                                              14,422,949    USD    18,129,185       03/29/04              196,001
Euro Dollar                                               8,240,000    GBP     5,684,409       05/27/04              (48,170)
Euro Dollar                                               4,350,000    JPY   567,279,497       05/27/04              (52,666)
Euro Dollar                                              21,854,376    USD    27,484,453       05/27/04              350,724
Great Britian Pounds                                      4,572,000    EUR     6,583,988       02/24/04              158,147
Great Britian Pounds                                     11,622,638    USD    20,033,082       02/24/04           (1,095,117)
Great Britian Pounds                                     12,776,478    EUR    18,421,681       03/29/04              239,369
Great Britian Pounds                                     10,717,390    USD    19,318,096       03/29/04             (104,569)
Great Britian Pounds                                      5,684,409    EUR     8,240,000       05/27/04               (8,942)
Great Britian Pounds                                        901,530    USD     1,630,147       05/27/04                4,176
Japanese Yen                                            540,000,000    EUR     4,175,430       02/24/04             (132,690)
Japanese Yen                                          3,003,558,764    USD    27,586,611       02/24/04             (810,465)
Japanese Yen                                          1,129,745,056    EUR     8,423,170       03/29/04             (206,261)
Japanese Yen                                            567,279,497    EUR     4,350,000       05/27/04               31,815
Japanese Yen                                            562,676,900    USD     5,300,000       05/27/04              (36,326)
Mexican Peso                                             24,939,450    USD     2,250,000       02/24/04               (8,914)
New Zealand Dollar                                          699,000    USD       468,749       02/24/04                1,069
New Zealand Dollar                                        3,210,000    USD     2,128,344       05/27/04                5,247
Norwegian Krone                                          33,680,000    EUR     4,136,812       02/24/04               (9,185)
Norwegian Krone                                             880,000    USD       127,952       02/24/04                2,562
Polish Zloty                                             13,092,836    EUR     2,828,926       02/24/04               96,539
Polish Zloty                                             22,572,300    USD     5,679,032       02/24/04             (164,112)
Polish Zloty                                              7,252,136    USD     1,887,250       05/27/04               30,582
South Korean Won                                      4,193,585,920    USD     3,575,095       02/24/04               10,272
Swedish Krona                                             5,690,889    USD       768,790       02/24/04                1,976

                                                                                                                UNREALIZED
                                                      CONTRACTS TO            IN                               APPRECIATION
                                                         DELIVER          EXCHANGE FOR      MATURITY DATES    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Swedish Krona                                            48,495,900    EUR     5,281,282       03/29/04       $       12,683
Swiss Franc                                               5,204,493    EUR     3,329,171       02/24/04              326,906
Swiss Franc                                               5,204,493    USD     3,780,000       02/24/04             (355,815)
Swiss Franc                                               5,204,493    EUR     3,329,171       02/25/04              327,003
United States Dollar                                        730,154    AUD     1,030,000       02/24/04               53,043
United States Dollar                                     25,057,009    CAD    32,938,037       02/24/04             (255,839)
United States Dollar                                      5,690,000    CAD     7,392,448       03/29/04             (131,304)
United States Dollar                                      7,179,944    CAD     9,617,535       05/27/04               38,016
United States Dollar                                     66,913,275    EUR    56,682,172       02/24/04            3,637,964
United States Dollar                                      4,940,563    EUR     3,959,237       03/29/04              (17,733)
United States Dollar                                      9,857,346    GBP     5,842,739       02/24/04              763,871
United States Dollar                                      8,745,228    GBP     4,818,307       05/27/04              (55,085)
United States Dollar                                     71,991,545    JPY 7,745,872,695       02/24/04            1,241,628
United States Dollar                                     30,172,776    JPY 3,237,720,625       03/29/04              474,211
United States Dollar                                      5,620,000    JPY   592,017,543       05/27/04               (5,413)
United States Dollar                                      3,537,086    KRW 4,193,585,920       02/24/04               27,737
United States Dollar                                      3,570,833    KRW 4,193,585,920       03/24/04              (16,886)
United States Dollar                                      2,290,985    MXN    24,939,450       02/24/04              (32,071)
United States Dollar                                        467,981    NZD       699,000       02/24/04                 (300)
United States Dollar                                        200,000    NZD       299,895       05/27/04               (1,649)
United States Dollar                                      2,482,010    PLN     9,479,464       02/24/04              (28,123)
United States Dollar                                        738,147    SEK     5,690,889       02/24/04               28,667
                                                                                                              $    2,836,679
----------------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

AUD   Australian Dollars
CAD   Canadian Dollars
CHF   Swiss Francs
EUR   Euro Dollars
GBP   Great Britian Pounds
JPY   Japanese Yen
KRW   South Korean Won
MXN   Mexican Peso
NOK   Norwegian Krone
NZD   New Zealand Dollars
PLN   Polish Zloties
SEK   Swedish Krona
USD   U.S. Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                                                                 PERCENT OF PORTFOLIO ASSETS
                                                                                                 ---------------------------
                                                                                                 LONG-TERM        SHORT-TERM
----------------------------------------------------------------------------------------------------------------------------
Government and other public issuers                                                               59.60%           2.18%
Repurchase agreements                                                                                --            3.09
Bank and other financial institutions                                                             22.72              --
Industrial                                                                                         9.79              --
Money Market funds                                                                                   --            2.62
Total                                                                                             92.11%           7.89%
----------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

COMMON STOCKS - 98.47%

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
Aerospace & Defense - 3.48%
Boeing Co.                                                              150,100   $      6,266,675
Lockheed Martin Corp.                                                   215,550         10,480,041
Precision Castparts Corp.                                                86,300          4,037,977
United Technologies Corp.                                               139,037         13,283,595
                                                                                        34,068,288
--------------------------------------------------------------------------------------------------
Auto Components - 0.76%
American Axle & Manufacturing Holdings, Inc.                            104,600          4,054,296
Lear Corp.                                                               51,800          3,401,188
                                                                                         7,455,484
--------------------------------------------------------------------------------------------------
Automobiles - 1.19%
Ford Motor Co.                                                          374,700          5,448,138
General Motors Corp.                                                    124,600          6,190,128
                                                                                        11,638,266
--------------------------------------------------------------------------------------------------
Banks - 9.88%
Bank of America Corp. (1)                                               374,300         30,490,478
Bank One Corp.                                                          186,400          9,433,704
First Tennessee National Corp.                                           87,600          3,891,192
Flagstar Bancorp, Inc.                                                  157,700          3,655,486
Golden West Financial Corp.                                              49,100          5,093,143
KeyCorp                                                                 102,400          3,183,616
M&T Bank Corp.                                                           60,600          5,452,182
U.S. Bancorp                                                            313,700          8,868,299
UnionBanCal Corp.                                                        61,200          3,249,108
Wachovia Corp.                                                          208,700          9,650,288
Wells Fargo & Co.                                                       241,500         13,864,515
                                                                                        96,832,011
--------------------------------------------------------------------------------------------------
Beverages - 0.63%
PepsiCo, Inc.                                                           130,800          6,181,608
--------------------------------------------------------------------------------------------------
Biotechnology - 0.91%
Invitrogen Corp.*                                                        51,700          3,980,900
Kos Pharmaceuticals, Inc. (1)*                                           97,000          4,947,970
                                                                                         8,928,870
--------------------------------------------------------------------------------------------------
Building Products - 0.34%
Masco Corp.                                                             125,350          3,341,831
--------------------------------------------------------------------------------------------------
Chemicals - 1.88%
E.I. du Pont de Nemours and Co.                                         296,900         13,033,910
Monsanto Co.                                                            176,600          5,402,194
                                                                                        18,436,104
--------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 1.50%
Cendant Corp.                                                           330,850   $      7,493,753
CheckFree Corp.*                                                        125,700          3,945,723
United Stationers, Inc.*                                                 82,700          3,281,536
                                                                                        14,721,012
--------------------------------------------------------------------------------------------------
Communications Equipment - 1.26%
Harris Corp.                                                             67,600          3,290,768
Motorola, Inc.                                                          237,300          3,934,434
Scientific-Atlanta, Inc.                                                143,300          4,849,272
UTStarcom, Inc.*                                                          6,750            225,990
                                                                                        12,300,464
--------------------------------------------------------------------------------------------------
Computers & Peripherals - 3.48%
Apple Computer, Inc.*                                                   125,400          2,829,024
EMC Corp.*                                                              256,000          3,594,240
Hewlett-Packard Co.                                                     638,776         15,196,481
International Business Machines Corp.                                   125,750         12,478,173
                                                                                        34,097,918
--------------------------------------------------------------------------------------------------
Containers & Packaging - 0.30%
Pactiv Corp.*                                                           134,900          2,925,981
--------------------------------------------------------------------------------------------------
Diversified Financials - 13.80%
American Express Co.                                                    123,981          6,427,175
Bear Stearns Cos., Inc.                                                  73,600          6,060,960
Citigroup, Inc.                                                         825,762         40,858,704
Freddie Mac                                                              50,400          3,145,968
Franklin Resources, Inc.                                                 52,500          3,032,925
Goldman Sachs Group, Inc.                                                50,000          4,977,500
J.P. Morgan Chase & Co.                                                 406,850         15,822,396
Lehman Brothers Holdings, Inc.                                          142,600         11,707,460
MBNA Corp.                                                              358,250          9,658,420
Merrill Lynch & Co., Inc.                                               180,700         10,623,353
Morgan Stanley                                                          193,100         11,240,351
New Century Financial Corp. (1)                                         153,150          7,046,432
Piper Jaffray Cos., Inc.*                                                 3,137            147,282
Principal Financial Group, Inc.                                         130,000          4,511,000
                                                                                       135,259,926
--------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 3.95%
AT&T Corp.                                                              193,780          3,770,959
BellSouth Corp.                                                         460,100         13,448,723
SBC Communications, Inc.                                                278,900          7,111,950
Sprint Corp. (Fon Group)                                                291,800          5,080,238
Verizon Communications, Inc.                                            253,201          9,332,989
                                                                                        38,744,859
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
Electric Utilities - 4.56%
Dominion Resources, Inc.                                                 71,600   $      4,593,856
Entergy Corp.                                                           203,400         11,894,832
Exelon Corp.                                                             81,500          5,458,870
PPL Corp.                                                               108,400          4,956,048
Progress Energy, Inc.                                                   130,031          5,822,788
Public Service Enterprise Group, Inc. (1)                               215,650          9,799,136
Southern Co.                                                             71,300          2,124,740
                                                                                        44,650,270
--------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 1.10%
Benchmark Electronics, Inc.                                             167,250          5,880,510
Sanmina-SCI Corp.*                                                      372,700          4,886,097
                                                                                        10,766,607
--------------------------------------------------------------------------------------------------
Energy Equipment & Services - 0.61%
Nabors Industries, Ltd.*                                                 68,300          3,005,200
Noble Corp.*                                                             80,650          2,992,115
                                                                                         5,997,315
--------------------------------------------------------------------------------------------------
Food & Drug Retailing - 0.63%
SUPERVALU, INC.                                                         212,300          6,135,470
--------------------------------------------------------------------------------------------------
Food Products - 1.04%
Archer Daniels Midland Co.                                              260,500          4,079,430
ConAgra Foods, Inc.                                                     118,500          3,073,890
General Mills, Inc.                                                      66,900          3,039,267
                                                                                        10,192,587
--------------------------------------------------------------------------------------------------
Health Care Providers & Services - 0.31%
Caremark Rx, Inc.*                                                      113,450          3,034,788
--------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 0.26%
Starwood Hotels & Resorts Worldwide, Inc.                                73,200          2,586,888
--------------------------------------------------------------------------------------------------
Household Durables - 0.90%
KB HOME                                                                  59,000          3,984,860
Koninklijke (Royal) Philips Electronics N.V., ADR                       159,774          4,818,784
                                                                                         8,803,644
--------------------------------------------------------------------------------------------------
Household Products - 2.18%
Clorox Co.                                                               77,950          3,810,196
Colgate-Palmolive Co.                                                     6,950            356,326
Kimberly-Clark Corp.                                                     67,000          3,957,020
Procter & Gamble Co.                                                    131,000         13,241,480
                                                                                        21,365,022
--------------------------------------------------------------------------------------------------
Industrial Conglomerates - 1.93%
Carlisle Cos., Inc.                                                      50,900          2,960,344
General Electric Co.                                                    192,600          6,477,138
Textron, Inc.                                                            87,000          4,635,360
Tyco International Ltd.                                                 181,950          4,867,162
                                                                                        18,940,004
--------------------------------------------------------------------------------------------------
Insurance - 8.26%
ACE Ltd.                                                                115,900   $      5,032,378
AFLAC, Inc.                                                             122,700          4,525,176
Allstate Corp.                                                          173,000          7,864,580
American International Group, Inc.                                      181,550         12,608,647
Fidelity National Financial, Inc.                                       101,450          4,180,755
First American Corp.                                                    127,300          3,826,638
Hartford Financial Services Group, Inc.                                  95,800          6,163,772
MetLife, Inc.                                                           146,702          4,921,852
Prudential Financial, Inc.                                              330,900         14,394,150
St. Paul Cos., Inc.                                                     148,000          6,235,240
Travelers Property Casualty Corp., Class A                              394,057          7,156,075
W.R. Berkley Corp.                                                      105,500          4,062,805
                                                                                        80,972,068
--------------------------------------------------------------------------------------------------
Internet Software & Services - 0.27%
EarthLink, Inc. (1)*                                                    278,786          2,623,376
--------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.47%
Hasbro, Inc.                                                            232,600          4,593,850
--------------------------------------------------------------------------------------------------
Machinery - 1.98%
Deere & Co.                                                             150,100          9,396,260
Eaton Corp.                                                              51,100          5,935,265
Parker Hannifin Corp.                                                    74,600          4,102,254
                                                                                        19,433,779
--------------------------------------------------------------------------------------------------
Media - 4.99%
Clear Channel Communications, Inc.                                      196,450          8,838,286
Comcast Corp., Class A*                                                 166,422          5,678,319
Comcast Corp., Class A-Special*                                         192,900          6,356,055
Gannett Co., Inc.                                                        63,019          5,401,358
Liberty Media Corp., Class A*                                           331,900          3,863,316
Time Warner, Inc.*                                                      682,000         11,982,740
Univision Communications, Inc., Class A*                                 79,200          2,801,304
Viacom, Inc., Class B                                                    29,900          1,204,970
Walt Disney Co.                                                         115,400          2,769,600
                                                                                        48,895,948
--------------------------------------------------------------------------------------------------
Metals & Mining - 1.09%
Alcan, Inc.                                                             105,550          4,499,596
Alcoa, Inc.                                                             180,794          6,179,539
                                                                                        10,679,135
--------------------------------------------------------------------------------------------------
Multi-Line Retail - 1.56%
Federated Department Stores, Inc.                                       138,500          6,575,980
May Department Stores Co.                                               153,300          5,043,570
Target Corp.                                                             97,592          3,704,592
                                                                                        15,324,142
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
Oil & Gas - 11.85%
Amerada Hess Corp.                                                       74,000   $      4,172,860
Apache Corp.                                                            151,102          5,814,405
BP PLC, ADR (1)                                                         199,000          9,472,400
Burlington Resources, Inc.                                              106,100          5,807,914
ChevronTexaco Corp.                                                     184,100         15,897,035
ConocoPhillips                                                          257,357         16,954,679
Devon Energy Corp.                                                       79,000          4,460,340
Exxon Mobil Corp.                                                       686,762         28,013,022
Marathon Oil Corp.                                                      213,700          6,940,976
Murphy Oil Corp.                                                         50,400          3,052,224
Occidental Petroleum Corp.                                              262,750         11,574,138
Sunoco, Inc.                                                             70,900          3,931,405
                                                                                       116,091,398
--------------------------------------------------------------------------------------------------
Paper & Forest Products - 1.62%
Georgia-Pacific Corp.                                                   129,000          3,624,900
International Paper Co.                                                 141,300          5,972,751
Louisiana-Pacific Corp.                                                 147,600          3,139,452
Rayonier, Inc.                                                           80,318          3,172,561
                                                                                        15,909,664
--------------------------------------------------------------------------------------------------
Personal Products - 0.24%
Estee Lauder Cos., Inc., Class A                                         56,400          2,310,708
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 3.28%
Abbott Laboratories                                                     114,050          4,913,274
Aventis SA ADR (1)                                                       45,550          3,557,455
Johnson & Johnson                                                        44,500          2,377,190
Merck & Co., Inc.                                                       190,000          9,044,000
Pfizer, Inc.                                                            334,750         12,261,892
                                                                                        32,153,811
--------------------------------------------------------------------------------------------------
Real Estate - 0.33%
Simon Property Group, Inc.                                               61,600   $      3,206,280
--------------------------------------------------------------------------------------------------
Road & Rail - 1.15%
Burlington Northern Santa Fe Corp.                                      172,400          5,539,212
Union Pacific Corp.                                                      88,300          5,686,520
                                                                                        11,225,732
--------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 0.43%
Texas Instruments, Inc.                                                 135,000          4,232,250
--------------------------------------------------------------------------------------------------
Software - 0.67%
Citrix Systems, Inc.*                                                   146,200          2,940,082
Computer Associates International, Inc.                                 137,200          3,586,408
                                                                                         6,526,490
--------------------------------------------------------------------------------------------------
Specialty Retail - 1.78%
AutoZone, Inc.*                                                          30,200          2,546,464
Barnes & Noble, Inc.*                                                   131,900          4,464,815
Hughes Supply, Inc.                                                      11,500            568,675
Lowe's Cos., Inc.                                                        64,500          3,453,975
Sherwin-Williams Co.                                                    105,400          3,556,196
Staples, Inc.*                                                          108,100          2,876,541
                                                                                        17,466,666
--------------------------------------------------------------------------------------------------
Textiles & Apparel - 0.47%
Jones Apparel Group, Inc.                                               135,600          4,619,892
--------------------------------------------------------------------------------------------------
Tobacco - 1.15%
Altria Group, Inc.                                                      202,300         11,245,857
Total Common Stocks (cost - $803,192,259)                                              964,916,263
--------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                            MATURITY      INTEREST
  (000)                                                                              DATES         RATES            VALUE
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.05%
$   20,119  Repurchase Agreement dated 01/30/04 with State Street Bank & Trust
              Co., collateralized by $571,620 U.S. Treasury Bills, zero coupon, due 07/01/04, $9,629,705 U.S Treasury Bonds, 6.750% to 8.125% due
              05/15/16 to 08/15/26 and $7,348,018 U.S. Treasury Notes, 2.875% to
              7.250% due 05/15/04 to 08/15/04; (value - $20,527,180); proceeds:
              $20,120,526 (cost - $20,119,000)                                     02/02/04       0.910%      $      20,119,000
-------------------------------------------------------------------------------------------------------------------------------

 NUMBER OF
  SHARES
   (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED - 4.57%
MONEY MARKET FUND+ - 4.57%
    44,771  UBS Private Money Market Fund LLC (cost - $44,771,300)                 02/02/04       1.015              44,771,300
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $868,082,559) - 105.09%                                                                 1,029,806,563
Liabilities in excess of other assets - (5.09)%                                                                     (49,873,850)
Net Assets - 100.00%                                                                                          $     979,932,713
-------------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

ADR  American Depositary Receipt.

(1)  Security, or portion thereof, was on loan at January 31, 2004.

+    Interest rate shown reflects yield at January 31, 2004.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

COMMON STOCKS - 96.02%

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
Aerospace & Defense - 0.49%
Lockheed Martin Corp.                                                    66,247   $      3,220,929
--------------------------------------------------------------------------------------------------
Air Freight & Couriers - 0.98%
FedEx Corp.                                                              96,089          6,464,868
--------------------------------------------------------------------------------------------------
Beverages - 0.60%
Coca-Cola Co.                                                            23,900          1,176,836
Pepsi Bottling Group, Inc.                                               64,700          1,715,197
PepsiCo, Inc.                                                            23,100          1,091,706
                                                                                         3,983,739
--------------------------------------------------------------------------------------------------
Biotechnology - 3.39%
Amgen, Inc.*                                                             91,900          5,926,631
Genentech, Inc.*                                                        131,262         12,535,521
Genzyme Corp. (1)*                                                       40,100          2,199,485
Invitrogen Corp.*                                                        23,600          1,817,200
                                                                                        22,478,837
--------------------------------------------------------------------------------------------------
Building Products - 0.77%
Lennar Corp., Class A                                                   111,828          4,931,615
Lennar Corp., Class B                                                     4,270            178,870
                                                                                         5,110,485
--------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 3.27%
Certegy, Inc.                                                           151,579          4,861,139
CheckFree Corp.*                                                         80,800          2,536,312
First Data Corp.                                                        232,567          9,107,324
Paychex, Inc.                                                           138,553          5,192,966
                                                                                        21,697,741
--------------------------------------------------------------------------------------------------
Communications Equipment - 6.51%
Cisco Systems, Inc.*                                                  1,006,908         25,817,121
Foundry Networks, Inc.*                                                 104,200          2,483,086
QUALCOMM, Inc.                                                          227,313         13,279,626
Scientific-Atlanta, Inc.                                                 47,000          1,590,480
                                                                                        43,170,313
--------------------------------------------------------------------------------------------------
Computers & Peripherals - 3.78%
Dell, Inc.*                                                             467,193         15,636,950
International Business Machines Corp.                                    47,300          4,693,579
Lexmark International, Inc.*                                             40,800          3,381,912
SanDisk Corp.*                                                           24,400          1,328,336
                                                                                        25,040,777
--------------------------------------------------------------------------------------------------
Diversified Financials - 14.06%
American Express Co.                                                    138,553          7,182,588
Capital One Financial Corp.                                              45,400          3,227,032
Citigroup, Inc.                                                         434,133         21,480,901
Countrywide Financial Corp.                                              72,013          6,016,686
Fannie Mae                                                              272,610   $     21,018,231
Lehman Brothers Holdings, Inc.                                           24,400          2,003,240
MBNA Corp.                                                              108,850          2,934,596
Merrill Lynch & Co., Inc.                                               163,431          9,608,108
Morgan Stanley                                                           38,200          2,223,622
SLM Corp.                                                               454,501         17,452,838
                                                                                        93,147,842
--------------------------------------------------------------------------------------------------
Electrical Equipment - 1.49%
Energizer Holdings, Inc.*                                                39,900          1,655,451
Molex, Inc., Class A                                                    284,013          8,247,453
                                                                                         9,902,904
--------------------------------------------------------------------------------------------------
Energy Equipment & Services - 0.82%
Schlumberger Ltd.                                                        88,800          5,432,784
--------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 4.15%
Boston Scientific Corp.                                                 222,616          9,080,507
DENTSPLY International, Inc.                                            121,921          5,120,682
Guidant Corp.                                                            57,600          3,679,488
Medtronic, Inc.                                                          38,368          1,888,473
Zimmer Holdings, Inc.*                                                  101,309          7,750,138
                                                                                        27,519,288
--------------------------------------------------------------------------------------------------
Health Care Providers & Services - 5.42%
Anthem, Inc.*                                                            20,400          1,668,312
Cardinal Health, Inc.                                                   121,921          7,816,355
Lincare Holdings, Inc.*                                                 165,616          5,329,523
UnitedHealth Group, Inc.                                                346,413         21,089,624
                                                                                        35,903,814
--------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.77%
Applebee's International, Inc.                                           45,100          1,719,212
Carnival Corp.                                                          225,517         10,017,465
                                                                                        11,736,677
--------------------------------------------------------------------------------------------------
Household Durables - 0.11%
Centex Corp.                                                              6,800            720,120
--------------------------------------------------------------------------------------------------
Household Products - 1.44%
Procter & Gamble Co.                                                     94,179          9,519,613
--------------------------------------------------------------------------------------------------
Industrial Conglomerates - 1.59%
General Electric Co.                                                    312,700         10,516,101
--------------------------------------------------------------------------------------------------
Insurance - 3.44%
AFLAC, Inc.                                                             259,485          9,569,807
American International Group, Inc.                                      121,921          8,467,413
Progressive Corp.                                                        42,500          3,512,625
Prudential Financial, Inc.                                               29,000          1,261,500
                                                                                        22,811,345
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 1.22%
Amazon.com, Inc.*                                                        67,867   $      3,425,926
InterActiveCorp*                                                        144,476          4,681,023
                                                                                         8,106,949
--------------------------------------------------------------------------------------------------
Internet Software & Services - 0.55%
Yahoo!, Inc.*                                                            77,522          3,631,906
--------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.57%
Harley-Davidson, Inc.                                                    73,900          3,771,856
--------------------------------------------------------------------------------------------------
Machinery - 3.17%
Caterpillar, Inc.                                                       123,427          9,643,351
Danaher Corp.                                                            31,700          2,902,135
Dover Corp.                                                             204,377          8,444,858
                                                                                        20,990,344
--------------------------------------------------------------------------------------------------
Media - 4.06%
Comcast Corp., Class A*                                                 447,591         14,748,123
Fox Entertainment Group, Inc., Class A*                                  29,300            877,242
Liberty Media Corp., Class A*                                           848,093          9,871,803
McGraw-Hill Cos., Inc.                                                   18,300          1,372,866
                                                                                        26,870,034
--------------------------------------------------------------------------------------------------
Multi-Line Retail - 0.58%
Wal-Mart Stores, Inc.                                                    71,500          3,850,275
--------------------------------------------------------------------------------------------------
Oil & Gas - 0.24%
Devon Energy Corp.                                                       28,700          1,620,402
--------------------------------------------------------------------------------------------------
Personal Products - 0.46%
Gillette Co.                                                             84,569          3,065,626
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 9.04%
Eli Lilly and Co.                                                        70,469          4,794,711
Endo Pharmaceuticals Holdings, Inc.*                                    135,800          2,937,354
Forest Laboratories, Inc.*                                              132,149          9,843,779
Johnson & Johnson                                                       244,008         13,034,907
Mylan Laboratories, Inc.                                                130,725          3,188,383
Pfizer, Inc.                                                            459,309         16,824,489
Pharmaceutical Resources, Inc.*                                          39,400          2,443,194
Wyeth Pharmaceuticals                                                   166,320          6,810,804
                                                                                        59,877,621
--------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 6.99%
Altera Corp.*                                                            82,100          1,838,219
Amkor Technology, Inc.*                                                  81,800          1,424,138
Applied Materials, Inc.*                                                172,663          3,757,147
Intel Corp.                                                             938,316         28,712,469
Maxim Integrated Products, Inc.                                          87,006          4,450,357
National Semiconductor Corp.*                                            55,200          2,122,440
Texas Instruments, Inc.                                                 129,000          4,044,150
                                                                                        46,348,920
--------------------------------------------------------------------------------------------------
Software - 5.79%
Electronic Arts, Inc.                                                   144,550   $      6,773,613
Intuit, Inc.*                                                           130,378          6,573,659
Microsoft Corp.                                                         682,700         18,876,655
Siebel Systems, Inc.                                                    204,800          2,729,984
Symantec Corp.                                                           87,600          3,398,880
                                                                                        38,352,791
--------------------------------------------------------------------------------------------------
Specialty Retail - 6.01%
Advance Auto Parts, Inc.                                                 55,200          2,148,384
AutoZone, Inc.*                                                          28,500          2,403,120
Barnes & Noble, Inc.*                                                    90,600          3,066,810
Best Buy Co., Inc.                                                       45,864          2,311,087
Gap, Inc.                                                               138,900          2,580,762
Home Depot, Inc.                                                        250,185          8,874,062
Lowe's Cos., Inc.                                                       112,019          5,998,618
Pacific Sunwear of California, Inc.                                      99,700          2,286,121
Regis Corp.                                                              36,100          1,559,520
Staples, Inc.*                                                           95,500          2,541,255
Tiffany & Co.                                                           153,130          6,070,073
                                                                                        39,839,812
--------------------------------------------------------------------------------------------------
Textiles & Apparel - 0.16%
Nike, Inc., Class B                                                      14,800          1,030,968
--------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 3.10%
Nextel Communications, Inc., Class A                                    289,832          7,648,666
Sprint Corp. (PCS Group)*                                               364,800          2,965,824
Vodafone Group plc, ADR                                                 387,610          9,922,816
                                                                                        20,537,306
--------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $539,197,064)                                              636,272,987
--------------------------------------------------------------------------------------------------
Tracking Stock - 0.44%
Diversified Financials - 0.44%
SPDR Trust, Series 1 (1) (cost - $2,903,398)                             25,500          2,893,740
--------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                            MATURITY      INTEREST
  (000)                                                                             DATES          RATES            VALUE
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.72%
$   17,999  Repurchase Agreement dated 01/30/04 with State Street Bank & Trust
              Co., collateralized by $562,739 U.S. Treasury Bills, zero coupon due 07/01/04, $11,110,090 U.S. Treasury Bonds, 6.750% to 8.750%
              due 05/15/16 to 08/15/26 and $3,187,709 U.S. Treasury Notes, 2.875
              to 6.000% due 06/30/04 to 08/15/04; (value - $18,367,621);
              proceeds: $18,000,365 (cost - $17,999,000)                           02/02/04        0.910%     $      17,999,000
-------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 0.45%
MONEY MARKET FUNDS+ - 0.45%
        72  Scudder Money Market Series                                            02/02/04        0.973                 72,059
     2,942  UBS Private Money Market Fund LLC                                      02/02/04        1.015              2,942,041
Total Money Market Funds (cost - $3,014,100)                                                                          3,014,100
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $563,113,562) - 99.63%                                                                    660,179,827
Other assets in excess of liabilities - 0.37%                                                                         2,459,780
Net Assets - 100.00%                                                                                          $     662,639,607
-------------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

+    Interest rates shown reflect yield at January 31, 2004.

(1)  Security, or portion thereof, was on loan at January 31, 2004.

ADR  American Depositary Receipt

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

COMMON STOCKS - 93.88%

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
Aerospace & Defense - 1.22%
Goodrich Corp.                                                           82,350   $      2,540,497
Precision Castparts Corp.                                                34,250          1,602,558
                                                                                         4,143,055
--------------------------------------------------------------------------------------------------
Banks - 5.57%
Banknorth Group, Inc.                                                    99,800          3,213,560
Colonial BancGroup, Inc.                                                294,200          4,960,212
Commercial Federal Corp.                                                 59,550          1,651,917
Northern Trust Corp.                                                     93,400          4,436,500
Sovereign Bancorp, Inc.                                                 204,400          4,621,484
                                                                                        18,883,673
--------------------------------------------------------------------------------------------------
Biotechnology - 0.85%
Albany Molecular Research, Inc.*                                        192,450          2,898,297
--------------------------------------------------------------------------------------------------
Chemicals - 4.59%
Cabot Corp.                                                              82,650          2,601,822
Cambrex Corp.                                                           114,050          3,162,606
Engelhard Corp.                                                          99,050          2,810,048
IMC Global, Inc.                                                        154,650          1,749,092
RPM International, Inc.                                                 309,600          5,232,240
                                                                                        15,555,808
--------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 10.28%
Cendant Corp.                                                           153,700          3,481,305
Certegy, Inc.                                                            59,350          1,903,354
Dun & Bradstreet Corp.*                                                  95,200          4,751,432
Equifax, Inc.                                                           174,900          4,549,149
Herman Miller, Inc.                                                     190,100          4,589,014
John H. Harland Co.                                                      79,300          2,228,330
Pitney Bowes, Inc.                                                      109,100          4,427,278
ServiceMaster Co.                                                       216,700          2,351,195
Steelcase, Inc., Class A (1)                                            216,900          2,956,347
Valassis Communications, Inc.*                                          117,100          3,583,260
                                                                                        34,820,664
--------------------------------------------------------------------------------------------------
Communications Equipment - 1.41%
Andrew Corp.*                                                           278,100          4,766,634
--------------------------------------------------------------------------------------------------
Construction & Engineering - 0.47%
Shaw Group, Inc.*                                                       135,800          1,586,144
--------------------------------------------------------------------------------------------------
Containers & Packaging - 0.71%
Pactiv Corp.*                                                           110,400          2,394,576
--------------------------------------------------------------------------------------------------
Diversified Financials - 3.19%
Franklin Resources, Inc.                                                 50,700          2,928,939
Janus Capital Group, Inc.                                               237,900          3,991,962
T. Rowe Price Group, Inc.                                                74,300          3,873,259
                                                                                        10,794,160
--------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 1.08%
CenturyTel, Inc.                                                        138,300   $      3,651,120
--------------------------------------------------------------------------------------------------
Electric Utilities - 1.52%
IDACORP, Inc.                                                            58,250          1,794,100
Puget Energy, Inc.                                                       65,550          1,548,947
WPS Resources Corp. (1)                                                  37,500          1,800,375
                                                                                         5,143,422
--------------------------------------------------------------------------------------------------
Electrical Equipment - 2.34%
Brady Corp., Class A                                                     69,200          2,620,604
Paxar Corp.*                                                            377,900          5,301,937
                                                                                         7,922,541
--------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 3.67%
Coherent, Inc.*                                                         128,250          3,923,167
PerkinElmer, Inc.                                                       117,100          2,418,115
Symbol Technologies, Inc.                                               193,550          3,348,415
Vishay Intertechnology, Inc.*                                           118,150          2,745,806
                                                                                        12,435,503
--------------------------------------------------------------------------------------------------
Energy Equipment & Services - 2.18%
Superior Energy Services, Inc.*                                         317,450          3,063,393
Universal Compression Holdings, Inc.*                                   141,250          4,332,137
                                                                                         7,395,530
--------------------------------------------------------------------------------------------------
Food & Drug Retailing - 0.67%
Casey's General Stores, Inc.                                            135,650          2,258,573
--------------------------------------------------------------------------------------------------
Food Products - 0.56%
Creative Bakeries, Inc. (2)*                                            882,000            176,400
McCormick & Co., Inc.                                                    58,600          1,739,248
                                                                                         1,915,648
--------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 5.22%
Apogent Technologies, Inc.*                                             203,500          5,527,060
Baxter International, Inc.                                              137,400          4,005,210
Invacare Corp.                                                           59,800          2,560,636
Sybron Dental Specialties, Inc.*                                        199,199          5,597,492
                                                                                        17,690,398
--------------------------------------------------------------------------------------------------
Health Care Providers & Services - 8.49%
Accredo Health, Inc.*                                                   114,400          3,878,160
Cross Country Healthcare, Inc.*                                         198,650          3,671,052
Health Management Associates, Inc., Class A                             199,650          4,893,422
IMS Health, Inc.                                                        265,900          6,841,607
Manor Care, Inc.                                                         65,100          2,324,070
Omnicare, Inc.                                                          162,950          7,174,688
                                                                                        28,782,999
--------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 2.37%
Hilton Hotels Corp.                                                     192,450          3,079,200
Yum! Brands, Inc.*                                                      146,000          4,950,860
                                                                                         8,030,060
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
Household Durables - 2.34%
American Greetings Corp., Class A (1)*                                  193,700   $      4,063,826
Black & Decker Corp.                                                     75,200          3,854,000
                                                                                         7,917,826
--------------------------------------------------------------------------------------------------
Household Products - 0.76%
Clorox Co.                                                               52,800          2,580,864
--------------------------------------------------------------------------------------------------
Insurance - 8.28%
American Financial Group, Inc.                                           99,450          2,846,259
HCC Insurance Holdings, Inc.                                            130,900          4,031,720
Horace Mann Educators Corp.                                             108,100          1,686,360
Markel Corp.*                                                            19,000          5,156,410
MBIA, Inc.                                                              107,900          6,797,700
SAFECO Corp.                                                             48,500          2,111,205
St. Paul Cos., Inc.                                                      83,300          3,509,429
XL Capital Ltd., Class A                                                 24,300          1,931,850
                                                                                        28,070,933
--------------------------------------------------------------------------------------------------
IT Consulting & Services - 4.04%
Accenture Ltd., Class A*                                                208,100          4,925,727
SunGard Data Systems, Inc.*                                             123,700          3,850,781
Titan Corp.*                                                            162,450          3,531,663
Unisys Corp.*                                                            99,450          1,376,388
                                                                                        13,684,559
--------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.38%
Hasbro, Inc.                                                             65,300          1,289,675
--------------------------------------------------------------------------------------------------
Machinery - 6.86%
AGCO Corp.*                                                             185,350          3,736,656
Harsco Corp.                                                             80,400          3,698,400
IDEX Corp.                                                               68,400          2,852,280
Joy Global, Inc.                                                        105,800          2,785,714
Stewart & Stevenson Services, Inc.                                      205,500          2,805,075
Terex Corp.*                                                            112,200          3,312,144
Timken Co.                                                              183,750          4,051,687
                                                                                        23,241,956
--------------------------------------------------------------------------------------------------
Media - 5.06%
Grey Global Group, Inc.                                                   2,915          1,990,945
Harte-Hanks, Inc.                                                       155,950          3,384,115
Interpublic Group of Cos., Inc.*                                        307,000          5,077,780
McClatchy Co., Class A                                                   76,800          5,451,264
Tribune Co.                                                              24,100          1,233,679
                                                                                        17,137,783
--------------------------------------------------------------------------------------------------
Metals & Mining - 0.82%
Arch Coal, Inc.                                                         100,500   $      2,775,810
--------------------------------------------------------------------------------------------------
Multi-Line Retail - 1.44%
Neiman Marcus Group, Inc., Class A                                       88,500          4,885,200
--------------------------------------------------------------------------------------------------
Multi-Utilities - 1.73%
Avista Corp.                                                            240,700          4,296,495
Vectren Corp.                                                            63,800          1,578,412
                                                                                         5,874,907
--------------------------------------------------------------------------------------------------
Real Estate - 1.35%
Rouse Co.                                                                92,800          4,569,472
--------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 0.54%
Fairchild Semiconductor International, Inc., Class A*                    74,650          1,828,925
--------------------------------------------------------------------------------------------------
Software - 1.02%
MSC.Software Corp. (1)*                                                 195,800          1,991,286
Systems & Computer Technology Corp.*                                     88,800          1,460,760
                                                                                         3,452,046
--------------------------------------------------------------------------------------------------
Specialty Retail - 2.87%
Abercrombie & Fitch Co., Class A                                         66,350          1,718,465
Charming Shoppes, Inc.*                                                 230,350          1,342,941
Office Depot, Inc.*                                                     251,300          4,008,235
United Rentals, Inc.*                                                   117,950          2,642,080
                                                                                         9,711,721
--------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $223,160,714)                                              318,090,482
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   WARRANTS
--------------------------------------------------------------------------------------------------
Warrants - 0.00%
Consumer Products - 0.00%
American Banknote Corp.,
  expires 10/01/07 (2)++                                                    244                  0
--------------------------------------------------------------------------------------------------
Diversified Financials - 0.00%
Imperial Credit Industries, Inc.,
  expires 01/31/08 (2)++                                                  4,914                  0
--------------------------------------------------------------------------------------------------
Total Warrants (cost - $0)                                                                       0
--------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                            MATURITY      INTEREST
  (000)                                                                             DATES          RATES            VALUE
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 8.12%
$   27,508  Repurchase Agreement dated 01/30/04 with State Street Bank & Trust
              Co., collateralized by $985,097 U.S. Treasury Bills, zero coupon due 07/01/04, $16,595,285 U.S. Treasury Bonds, 6.750% to 8.125%
              due 05/15/16 to 08/15/26 and $5,580,216 U.S. Treasury Notes,
              2.875% to 6.000% due 06/30/04 to 08/15/04 (value - $28,062,236);
              proceeds; $27,510,086 (cost - $27,508,000)                           02/02/04        0.910%     $      27,508,000
-------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 2.27%
MONEY MARKET FUNDS+ - 2.27%
    2,714   Scudder Money Market Series                                            02/02/04        0.973              2,713,590
    4,996   UBS Private Money Market Fund LLC                                      02/02/04        1.015              4,996,219
Total Money Market Funds (cost - $7,709,809)                                                                          7,709,809
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $258,378,523) - 104.27%                                                                   353,308,291
Liabilities in excess of other assets - (4.27)%                                                                     (14,470,820)
Net Assets - 100.00%                                                                                          $     338,837,471
-------------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

+    Interest rates shown reflect yield at January 31, 2004.

++ Security is being fair valued by a valuation committee under the direction of the board of trustees.

(1)  Security, or portion thereof, was on loan at January 31, 2004.

(2)  Illiquid securities representing 0.05% of net assets.


                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments
Portfolio of Investments - January 31, 2004 (unaudited)

COMMON STOCKS - 101.13%

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
Air Freight & Couriers - 1.88%
J.B. Hunt Transport Services, Inc.                                       96,600   $      2,541,546
UTI Worldwide, Inc.                                                     101,600          4,186,936
                                                                                         6,728,482
--------------------------------------------------------------------------------------------------
Auto Components - 2.55%
Gentex Corp. (1)                                                        209,200          9,148,316
--------------------------------------------------------------------------------------------------
Banks - 11.46%
Charter One Financial, Inc.                                             100,000          3,621,000
City National Corp.                                                      98,900          5,985,428
Cullen/Frost Bankers, Inc.                                              136,400          5,514,652
Downey Financial Corp.                                                   78,100          4,016,683
First Niagara Financial Group, Inc.                                      86,420          1,272,967
First Tennessee National Corp.                                           88,300          3,922,286
IndyMac Bancorp, Inc.                                                    82,900          2,581,506
Sovereign Bancorp, Inc.                                                 393,100          8,887,991
Webster Financial Corp.                                                 105,500          5,311,925
                                                                                        41,114,438
--------------------------------------------------------------------------------------------------
Biotechnology - 5.57%
Abgenix, Inc.*                                                          229,200          3,575,520
Exelixis, Inc.*                                                          63,800            502,744
Invitrogen Corp.*                                                        66,100          5,089,700
Neurocrine Biosciences, Inc.*                                            66,600          3,768,894
Protein Design Labs, Inc.*                                              314,700          6,356,940
Telik, Inc.*                                                             29,100            698,196
                                                                                        19,991,994
--------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 3.53%
Allied Waste Industries, Inc.*                                          380,800          5,197,920
Bright Horizons Family Solutions, Inc.*                                  88,700          3,916,105
West Corp.*                                                             141,200          3,558,240
                                                                                        12,672,265
--------------------------------------------------------------------------------------------------
Communications Equipment - 4.48%
Brocade Communications Systems, Inc.*                                   495,300          3,174,873
CIENA Corp.*                                                            590,970          4,284,532
Emulex Corp.*                                                           175,400          4,758,602
Tekelec*                                                                188,300          3,831,905
                                                                                        16,049,912
--------------------------------------------------------------------------------------------------
Diversified Financials - 4.20%
Ameritrade Holding Corp.*                                                 1,400             22,190
Cash America International, Inc.                                        177,800          3,886,708
E*TRADE Finanical Corp.*                                                401,000          5,609,990
Eaton Vance Corp.                                                        75,700          2,857,675
Providian Financial Corp.*                                              195,000          2,669,550
                                                                                        15,046,113
--------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 4.30%
Beckman Coulter, Inc.                                                    56,500   $      3,079,815
Fisher Scientific International, Inc.*                                  188,800          8,429,920
INAMED Corp.                                                             76,200          3,927,348
                                                                                        15,437,083
--------------------------------------------------------------------------------------------------
Health Care Providers & Services - 1.62%
Advisory Board Co.*                                                      50,600          1,982,508
Coventry Health Care, Inc.                                               57,900          3,838,770
                                                                                         5,821,278
--------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 12.47%
Cheesecake Factory, Inc.*                                               167,537          7,172,259
Extended Stay America, Inc.                                             169,100          2,587,230
Four Seasons Hotels, Inc. (1)                                            71,800          3,768,064
Krispy Kreme Doughnuts, Inc. (1)*                                        97,500          3,474,900
Outback Steakhouse, Inc.                                                103,200          4,575,888
P.F. Chang's China Bistro, Inc.*                                        100,300          4,643,890
Royal Caribbean Cruises Ltd. (1)                                        268,400         11,372,108
Sonic Corp.*                                                            118,062          3,877,156
Wynn Resorts, Ltd. (1)*                                                 111,000          3,267,840
                                                                                        44,739,335
--------------------------------------------------------------------------------------------------
Household Durables - 2.73%
D.R. Horton, Inc.                                                       139,200          3,911,520
KB HOME                                                                  51,800          3,498,572
WCI Communities, Inc.*                                                  108,100          2,361,985
                                                                                         9,772,077
--------------------------------------------------------------------------------------------------
Insurance - 4.81%
Delphi Financial Group, Inc., Class A                                    58,450          2,211,748
HCC Insurance Holdings, Inc. (1)                                         98,500          3,033,800
IPC Holdings, Ltd.                                                       40,200          1,656,642
PartnerRe Ltd.                                                          127,400          7,464,366
RenaissanceRe Holdings Ltd.                                              56,300          2,902,828
                                                                                        17,269,384
--------------------------------------------------------------------------------------------------
Internet Software & Services - 2.23%
Akamai Technologies, Inc.*                                              310,600          4,012,952
Ask Jeeves, Inc. (1)*                                                   184,000          3,994,640
                                                                                         8,007,592
--------------------------------------------------------------------------------------------------
Media - 6.65%
Cumulus Media, Inc., Class A*                                           153,600          3,139,584
Getty Images, Inc.*                                                     112,800          5,566,680
Gray Television, Inc.                                                   157,500          2,269,575
Lin TV Corp., Class A (1)*                                              224,200          5,461,512
Mediacom Communications Corp., Class A*                                 303,200          2,710,608
Westwood One, Inc.*                                                     154,500          4,719,975
                                                                                        23,867,934
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
Multi-Line Retail - 1.00%
Dollar Tree Stores, Inc.*                                               111,875   $      3,581,119
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 3.32%
Barr Pharmaceuticals, Inc.                                               25,600          1,927,424
Inspire Pharmaceuticals, Inc.*                                          169,200          2,202,984
Medicis Pharmaceutical Corp., Class A                                   113,800          4,137,768
POZEN, Inc.*                                                            244,200          3,648,348
                                                                                        11,916,524
--------------------------------------------------------------------------------------------------
Real Estate - 1.23%
Host Marriott Corp.*                                                    348,300          4,412,961
--------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 12.42%
O2Micro International Ltd.*                                             188,800          3,791,104
Agere Systems, Inc., Class A*                                         1,445,000          5,563,250
Applied Micro Circuits Corp.*                                           464,300          3,375,461
Cymer, Inc.*                                                            214,600          9,444,546
GlobespanVirata, Inc.*                                                  510,500          4,058,475
Integrated Circuit Systems, Inc.*                                       161,400          4,156,050
Lam Research Corp. (1)*                                                 229,500          6,139,125
Micrel, Inc.*                                                           268,400          4,549,380
PMC-Sierra, Inc.*                                                       159,300          3,490,263
                                                                                        44,567,654
--------------------------------------------------------------------------------------------------
Software - 4.12%
Jack Henry & Associates, Inc.                                           250,800   $      4,579,608
Mercury Interactive Corp.*                                               79,900          3,750,506
Micromuse, Inc.*                                                        381,300          3,065,652
Red Hat, Inc.*                                                          178,300          3,393,049
                                                                                        14,788,815
--------------------------------------------------------------------------------------------------
Specialty Retail - 6.01%
AnnTaylor Stores Corp.*                                                  68,000          2,754,000
Cost Plus, Inc.*                                                        156,500          6,788,970
PETsMART, Inc.                                                          195,800          4,595,426
Tiffany & Co.                                                           103,100          4,086,884
Williams-Sonoma, Inc.*                                                  104,100          3,342,651
                                                                                        21,567,931
--------------------------------------------------------------------------------------------------
Textiles & Apparel - 3.02%
Coach, Inc.                                                             305,500         10,823,865
--------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 1.53%
MSC Industrial Direct Co., Inc., Class A                                194,200          5,486,150
Total Common Stocks (cost - $280,434,345)                                              362,811,222
--------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                            MATURITY      INTEREST
  (000)                                                                             DATES          RATES
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.93%
$    3,355  Repurchase Agreement dated 01/30/04 with State Street Bank & Trust
              Co., collateralized by $120,147 U.S. Treasury Bills, zero coupon due 07/01/04, $2,024,036 U.S. Treasury Bonds, 6.750% to 8.125% due
              05/15/16 to 08/15/26 and $680,588 U.S. Treasury Notes, 2.875% to
              6.000% due 06/30/04 to 08/15/04; (value - $3,422,597); proceeds:
              $3,355,254 (cost - $3,355,000)                                       02/02/04        0.910%             3,355,000
-------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 8.02%
MONEY MARKET FUNDS+ - 8.02%
     7,274  Scudder Money Market Series                                            02/02/04        0.973              7,273,529
    21,495  UBS Private Money Market Fund LLC                                      02/02/04        1.015             21,494,683
Total Money Market Funds (cost - $28,768,212)                                                                        28,768,212
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $312,557,557) - 110.08%                                                                   394,934,434
Liabilities in excess of other assets - (10.08)%                                                                    (36,169,355)
Net Assets - 100.00%                                                                                          $     358,765,079
-------------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

+    Interest rates shown reflect yield at January 31, 2004.

(1)  Security, or portion thereof, was on loan at January 31, 2004.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

COMMON STOCKS - 91.28%

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
AUSTRALIA - 2.18%
Metals & Mining - 2.18%
BHP Steel Ltd.                                                        1,431,500   $      5,763,599
Newcrest Mining Ltd.                                                    633,300          5,490,835
                                                                                        11,254,434
--------------------------------------------------------------------------------------------------
BRAZIL - 1.37%
Metals & Mining - 0.80%
Usinas Siderurgicas de Minas Gerais SA, ADR                             382,900          4,135,320
--------------------------------------------------------------------------------------------------
Oil & Gas - 0.57%
Petroleo Brasileiro SA, ADR                                             110,200          2,948,952
Total Brazil Common Stocks                                                               7,084,272
--------------------------------------------------------------------------------------------------
CHINA - 1.75%
Diversified Telecommunication Services - 0.57%
China Telecom Corp. Ltd.                                              7,944,000          2,936,548
--------------------------------------------------------------------------------------------------
Metals & Mining - 1.18%
Aluminum Corp. of China Ltd. (1)                                      9,310,000          6,104,918
Total China Common Stocks                                                                9,041,466
--------------------------------------------------------------------------------------------------
FRANCE - 10.06%
Banks - 3.26%
BNP Paribas SA                                                          156,461          9,743,614
Credit Agricole SA                                                      290,303          7,097,669
                                                                                        16,841,283
--------------------------------------------------------------------------------------------------
Construction & Engineering - 1.24%
Vinci SA                                                                 76,277          6,417,456
--------------------------------------------------------------------------------------------------
Insurance - 1.59%
Axa                                                                     362,669          8,198,436
--------------------------------------------------------------------------------------------------
Media - 1.31%
Lagardere S.C.A.                                                        111,833          6,797,258
--------------------------------------------------------------------------------------------------
Personal Products - 1.45%
L'Oreal SA                                                               94,683          7,506,101
--------------------------------------------------------------------------------------------------
Textiles & Apparel - 1.21%
LVMH Moet Hennessy Louis Vuitton SA                                      86,576          6,243,384
Total France Common Stocks                                                              52,003,918
--------------------------------------------------------------------------------------------------
GERMANY - 1.13%
Banks - 1.13%
Deutsche Bank AG                                                         74,663          5,849,248
--------------------------------------------------------------------------------------------------
HONG KONG - 1.01%
Real Estate - 1.01%
Cheung Kong (Holdings) Ltd.                                             561,000          5,211,475
--------------------------------------------------------------------------------------------------
INDONESIA - 0.89%
Automobiles - 0.89%
PT Astra International Tbk                                            7,500,000          4,610,747
--------------------------------------------------------------------------------------------------
ISRAEL - 0.94%
Internet Software & Services - 0.24%
Radware Ltd.*                                                            39,200   $      1,242,301
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.70%
Taro Pharmaceutical Industries Ltd.*                                     58,100          3,625,440
Total Israel Common Stocks                                                               4,867,741
--------------------------------------------------------------------------------------------------
ITALY - 6.16%
Banks - 1.52%
UniCredito Italiano SpA                                               1,451,368          7,863,407
--------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 1.30%
Telecom Italia SpA*                                                   3,171,290          6,734,483
--------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.76%
Autogrill SpA (1)*                                                      665,278          9,073,216
--------------------------------------------------------------------------------------------------
Oil & Gas - 1.58%
ENI SpA                                                                 437,547          8,147,228
Total Italy Common Stocks                                                               31,818,334
--------------------------------------------------------------------------------------------------
JAPAN - 20.34%
Auto Components - 1.44%
Denso Corp.                                                             387,000          7,458,831
--------------------------------------------------------------------------------------------------
Automobiles - 0.81%
Honda Motor Co. Ltd.                                                    101,800          4,183,759
--------------------------------------------------------------------------------------------------
Banks - 0.68%
Mitsubishi Tokyo Financial Group, Inc. (1)                                  446          3,484,737
--------------------------------------------------------------------------------------------------
Chemicals - 2.42%
Kaneka Corp.                                                             55,000            426,614
Shin-Etsu Chemical Co. Ltd.                                             110,700          4,528,613
Showa Denko K.K.                                                      1,879,000          4,118,551
Zeon Corp.                                                              426,000          3,425,065
                                                                                        12,498,843
--------------------------------------------------------------------------------------------------
Diversified Financials - 1.72%
Credit Saison Co. Ltd. (1)                                              133,000          3,204,214
Orix Corp.                                                               66,100          5,695,422
                                                                                         8,899,636
--------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.56%
Nippon Telegraph & Telephone Corp. (NTT)                                    634          2,905,097
--------------------------------------------------------------------------------------------------
Electrical Equipment - 2.11%
Fujikura Ltd.                                                           769,000          4,279,286
Mabuchi Motor Co. Ltd. (1)                                               46,800          3,643,365
Nitto Denko Corp.                                                        56,800          2,999,783
                                                                                        10,922,434
--------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.79%
Murata Manufacturing Co. Ltd.                                            71,000          4,078,417
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
JAPAN - (CONCLUDED)
Food & Drug Retailing - 0.59%
Matsumotokiyoshi Co. Ltd. (1)                                           118,000   $      3,049,081
--------------------------------------------------------------------------------------------------
IT Consulting & Services - 0.92%
Nomura Research Institute Ltd.                                           47,100          4,739,147
--------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.70%
Fuji Photo Film Co. Ltd.                                                106,000          3,595,257
--------------------------------------------------------------------------------------------------
Machinery - 1.74%
AMADA Co. Ltd.                                                          917,000          4,955,586
Mitsubishi Heavy Industries Ltd.                                      1,378,000          4,048,921
                                                                                         9,004,507
--------------------------------------------------------------------------------------------------
Multi-Line Retail - 0.68%
Marui Co. Ltd.                                                          276,500          3,526,619
--------------------------------------------------------------------------------------------------
Office Electronics - 1.29%
Canon, Inc. (1)                                                         131,000          6,683,358
--------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.37%
OJI Paper Co. Ltd.                                                      295,600          1,882,322
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 1.19%
Takeda Chemical Industries Ltd.                                         148,200          6,160,707
--------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 0.96%
Rohm Co. Ltd.                                                            39,500          4,982,049
--------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 1.37%
Mitsui & Co. Ltd.                                                       933,000          7,087,080
Total Japan Common Stocks                                                              105,141,881
--------------------------------------------------------------------------------------------------
NETHERLANDS - 4.73%
Banks - 1.53%
ABN AMRO Holdings N.V.                                                  329,878          7,921,444
--------------------------------------------------------------------------------------------------
Electrical Equipment - 1.50%
Koninklijke (Royal) Philips Electronics N.V. (1)                        256,002          7,725,751
--------------------------------------------------------------------------------------------------
Media - 1.70%
VNU N.V.                                                                276,947          8,778,663
Total Netherlands Common Stocks                                                         24,425,858
--------------------------------------------------------------------------------------------------
NORWAY - 1.20%
Oil & Gas - 1.20%
Norsk Hydro ASA (1)*                                                     99,500          6,192,681
--------------------------------------------------------------------------------------------------
RUSSIA - 1.08%
Metals & Mining - 1.08%
Norilsk Nickel, ADR (1)*                                                 77,976          5,575,284
--------------------------------------------------------------------------------------------------
SOUTH KOREA - 1.24%
Airlines - 0.56%
Korean Air Co. Ltd.*                                                    200,040          2,906,418
--------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 0.68%
Samsung Electronics Co. Ltd., GDR (2)                                    15,700   $      3,481,475
Total South Korea Common Stocks                                                          6,387,893
--------------------------------------------------------------------------------------------------
SPAIN - 6.15%
Banks - 3.19%
Banco Bilbao Vizcaya Argentaria SA                                      609,284          8,127,429
Banco Santander Central Hispano SA (1)                                  727,938          8,377,421
                                                                                        16,504,850
--------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 1.71%
Telefonica SA (1)*                                                      567,832          8,854,584
--------------------------------------------------------------------------------------------------
Electric Utilities - 1.25%
Iberdrola SA (1)                                                        334,542          6,429,253
Total Spain Common Stocks                                                               31,788,687
--------------------------------------------------------------------------------------------------
SWEDEN - 7.78%
Banks - 1.24%
Nordea AB                                                               893,700          6,388,738
--------------------------------------------------------------------------------------------------
Building Products - 1.97%
Assa Abloy AB, Series B                                                 799,010         10,184,306
--------------------------------------------------------------------------------------------------
Communications Equipment - 2.17%
Telefonaktiebolaget LM Ericsson*                                      5,044,900         11,227,522
--------------------------------------------------------------------------------------------------
Household Durables - 1.22%
Electrolux AB, Series B                                                 273,700          6,331,204
--------------------------------------------------------------------------------------------------
Machinery - 1.18%
Atlas Copco AB                                                          161,700          6,085,015
Total Sweden Common Stocks                                                              40,216,785
--------------------------------------------------------------------------------------------------
SWITZERLAND - 7.55%
Banks - 2.27%
UBS AG                                                                  163,646         11,729,848
--------------------------------------------------------------------------------------------------
Food Products - 1.96%
Nestle SA                                                                38,486         10,148,004
--------------------------------------------------------------------------------------------------
Insurance--Multiline - 1.29%
Zurich Financial Services AG*                                            45,799          6,647,420
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 2.03%
Roche Holdings AG                                                       103,440         10,474,625
Total Switzerland Common Stocks                                                         38,999,897
--------------------------------------------------------------------------------------------------
UNITED KINGDOM - 15.72%
Banks - 4.24%
Abbey National PLC                                                      595,000          6,284,956
Barclays PLC                                                            672,000          6,058,034
Royal Bank of Scotland Group PLC                                        324,000          9,559,106
                                                                                        21,902,096
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
UNITED KINGDOM - (CONCLUDED)
Food & Drug Retailing - 1.19%
Tesco PLC                                                             1,410,000   $      6,124,417
--------------------------------------------------------------------------------------------------
Gas Utilities - 1.55%
Centrica PLC                                                          2,160,000          8,015,094
--------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 1.19%
GUS PLC                                                                 464,000          6,147,637
--------------------------------------------------------------------------------------------------
Media - 2.55%
British Sky Broadcasting Group PLC*                                     503,639          6,805,821
WPP Group PLC                                                           578,460          6,389,419
                                                                                        13,195,240
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 1.63%
GlaxoSmithKline PLC                                                     393,000          8,445,626
--------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 3.37%
Vodafone Group PLC                                                    6,964,578         17,440,333
Total United Kingdom Common Stocks                                                      81,270,443
--------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $375,953,609)                                              471,741,044
--------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 3.07%
GERMANY - 1.84%
Automobiles - 1.84%
Porsche AG (1)                                                           16,655   $      9,500,666
--------------------------------------------------------------------------------------------------
THAILAND - 1.23%
Oil & Gas - 1.23%
PTT Public Co. Ltd. (1)                                               1,560,900          6,364,526
Total Preferred Stocks (cost - $9,413,738)                                              15,865,192
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                  WARRANTS
--------------------------------------------------------------------------------------------------
WARRANTS - 0.83%
INDIA - 0.83%
Bharat Petroleum Corp. Ltd.,
  expires 07/21/05(2) (cost - $2,532,353)                                415,700         4,256,768
--------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                            MATURITY      INTEREST
  (000)                                                                             DATES          RATES           VALUE
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 5.10%
$   26,375  Repurchase Agreement dated 01/30/04 with State Street Bank & Trust
              Co., collateralized by $944,523 U.S. Treasury Bills, zero coupon due 07/01/04, $15,911,758 U.S Treasury Bonds, 6.750% to 8.125% due
              05/15/16 to 08/15/26 and $5,350,378 U.S. Treasury Notes, 2.875% to
              6.000% due 06/30/04 to 08/15/04; (value - $26,906,408); proceeds:
              $26,377,000 (cost - $26,375,000)                                     02/02/04        0.910%         26,375,000
----------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED - 11.74%
MONEY MARKET FUND+ - 11.74%
    60,678  UBS Private Money Market Fund LLC (cost - $60,678,326)                 02/02/04        1.015             60,678,326
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $474,953,026) - 112.02%                                                                   578,916,330
Liabilities in excess of other assets - (12.02)%                                                                    (62,120,330)
Net Assets - 100.00%                                                                                          $     516,796,000
-------------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

+    Interest rate shown reflects yield at January 31, 2004.

(1)  Security, or portion thereof, was on loan at January 31, 2004.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.50% of net assets as of January 31, 2004, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2004 (UNAUDITED)

COMMON STOCKS - 90.88%

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
BRAZIL - 3.02%
Banks - 1.02%
Banco Itau Holding Financiera SA ADR                                     11,600   $        563,760
Unibanco - Uniao de Bancos Brasileiros SA, GDR                           36,260            850,413
                                                                                         1,414,173
--------------------------------------------------------------------------------------------------
Food & Drug Retailing - 0.34%
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar, ADR                                                     20,291            466,490
--------------------------------------------------------------------------------------------------
Metals & Mining - 1.55%
Companhia Vale do Rio Doce (CVRD), ADR                                   41,198          2,131,508
--------------------------------------------------------------------------------------------------
Oil & Gas - 0.11%
Petroleo Brasileiro SA                                                    5,000            147,000
Total Brazil Common Stocks                                                               4,159,171
--------------------------------------------------------------------------------------------------
CHILE - 0.81%
Banks - 0.30%
Banco Santander Chile SA, ADR                                            15,700            415,680
--------------------------------------------------------------------------------------------------
Electric Utilities - 0.26%
Enersis SA, ADR                                                          54,500            358,610
--------------------------------------------------------------------------------------------------
Food & Drug Retailing - 0.25%
Distribucion y Servicio D&S SA, ADR                                      20,339            340,678
Total Chile Common Stocks                                                                1,114,968
--------------------------------------------------------------------------------------------------
CHINA - 3.51%
Building Products - 1.23%
Asia Aluminum Holdings Ltd.                                           8,584,000          1,688,656
--------------------------------------------------------------------------------------------------
Chemicals - 0.41%
Sinopec Shanghai Petrochemical Co. Ltd.                               1,362,000            564,764
--------------------------------------------------------------------------------------------------
Metals & Mining - 1.44%
Angang New Steel Co. Ltd., Class H                                    1,424,000            677,441
Yanzhou Coal Mining Co. Ltd. (1)                                      1,460,000          1,304,661
                                                                                         1,982,102
--------------------------------------------------------------------------------------------------
Oil & Gas - 0.43%
CNOOC Ltd.                                                              294,000            599,151
Total China Common Stocks                                                                4,834,673
--------------------------------------------------------------------------------------------------
CZECH REPUBLIC - 0.26%
Diversified Telecommunication Services - 0.26%
Cesky Telecom A.S                                                        32,900            354,259
--------------------------------------------------------------------------------------------------
HONG KONG - 5.55%
Biotechnology - 0.50%
Global Bio-chem Technology Group Co. Ltd.                               960,000            691,225
--------------------------------------------------------------------------------------------------
Oil & Gas - 1.46%
China Petroleum & Chemical Corp. (Sinopec),
  Class H                                                             3,040,000   $      1,211,700
China Resources Power Holdings Co. Ltd.*                              1,870,000            793,443
                                                                                         2,005,143
--------------------------------------------------------------------------------------------------
Real Estate - 1.06%
Kerry Properties Ltd.                                                   868,000          1,467,592
--------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.10%
Shougang Concord Century Holdings Ltd.                                  942,000            138,075
--------------------------------------------------------------------------------------------------
Transportation Infrastructure - 0.42%
Cosco Pacific Ltd.                                                      414,000            574,889
--------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 2.01%
China Mobile (Hong Kong) Ltd.*                                          842,000          2,771,482
Total Hong Kong Common Stocks                                                            7,648,406
--------------------------------------------------------------------------------------------------
HUNGARY - 0.64%
Banks - 0.20%
OTP Bank Rt.                                                             19,800            277,306
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.44%
Gedeon Richter Ltd., GDS                                                  4,800            605,570
Total Hungary Common Stocks                                                                882,876
--------------------------------------------------------------------------------------------------
INDIA - 5.76%
Automobiles - 0.81%
Bajaj Auto Ltd.*                                                         19,301            424,925
Tata Motors Ltd. GDR                                                     61,100            694,707
                                                                                         1,119,632
--------------------------------------------------------------------------------------------------
Chemicals - 1.34%
Reliance Industries Ltd.                                                 80,300            992,071
Reliance Industries Ltd., GDR (2)                                        29,700            858,330
                                                                                         1,850,401
--------------------------------------------------------------------------------------------------
Construction & Engineering - 0.88%
Larsen & Toubro Ltd. GDR                                                 55,200          1,207,776
--------------------------------------------------------------------------------------------------
Construction Materials - 0.26%
Gujarat Ambuja Cements Ltd.*                                             32,000            203,855
Gujarat Ambuja Cements Ltd., GDR                                         24,060            151,818
                                                                                           355,673
--------------------------------------------------------------------------------------------------
Diversified Financials - 0.54%
ICICI Bank Ltd., ADR                                                     49,000            735,490
--------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.21%
Indian Rayon & Industries Ltd.*                                          62,447            290,624
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
INDIA - (CONCLUDED)
IT Consulting & Services - 0.57%
Infosys Technologies Ltd.*                                                6,857   $        786,470
--------------------------------------------------------------------------------------------------
Oil & Gas - 0.49%
Hindustan Petroleum Corp. Ltd.*                                          68,851            677,946
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.66%
Ranbaxy Laboratories Ltd.                                                20,590            451,780
Ranbaxy Laboratories Ltd., GDR                                           20,000            460,000
                                                                                           911,780
--------------------------------------------------------------------------------------------------
Total India Common Stocks                                                                7,935,792
--------------------------------------------------------------------------------------------------
INDONESIA - 2.99%
Automobiles - 0.47%
PT Astra International TBK*                                           1,055,230            648,720
--------------------------------------------------------------------------------------------------
Banks - 0.94%
PT Bank Mandiri*                                                      5,643,000            867,281
PT Bank Rakyat Indonesia*                                             2,546,000            428,924
                                                                                         1,296,205
--------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.82%
PT Indonesian Satellite Corp. TBK (Indostat)                            299,000            570,887
PT Telekomunikasi Indonesia, Series B                                   614,830            548,793
                                                                                         1,119,680
--------------------------------------------------------------------------------------------------
Metals & Mining - 0.20%
PT Bumi Resources TBK                                                 5,003,500            278,022
--------------------------------------------------------------------------------------------------
Oil & Gas - 0.17%
PT Perusahaan Gas Negara*                                             1,217,338            237,466
--------------------------------------------------------------------------------------------------
Tobacco - 0.39%
PT Hanjaya Mandala Sampoerna TBK                                        906,000            540,911
Total Indonesia Common Stocks                                                            4,121,004
--------------------------------------------------------------------------------------------------
ISRAEL - 1.50%
Communications Equipment - 0.32%
NICE Systems Ltd., ADR*                                                  16,300            446,131
--------------------------------------------------------------------------------------------------
Computers & Peripherals - 0.51%
M-Systems Flash Disk Pioneers Ltd.*                                      39,000            700,050
--------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.42%
Orbotech Ltd.*                                                           23,000            575,000
--------------------------------------------------------------------------------------------------
Internet Software & Services - 0.25%
Check Point Software Technologies Ltd.*                                  16,600            340,300
Total Israel Common Stocks                                                               2,061,481
--------------------------------------------------------------------------------------------------
MALAYSIA - 4.41%
Banks - 1.45%
CIMB Berhad*                                                            615,500   $        834,165
Commerce Asset-Holding Berhad                                           587,800            714,641
Malayan Banking Berhad                                                  168,100            455,639
                                                                                         2,004,445
--------------------------------------------------------------------------------------------------
Construction & Engineering - 0.25%
Gamuda Berhad                                                           205,500            340,697
--------------------------------------------------------------------------------------------------
Diversified Financials - 0.59%
AMMB Holdings Berhad                                                    917,280            806,241
--------------------------------------------------------------------------------------------------
Food Products - 0.47%
IOI Corp. Berhad                                                        312,800            650,295
--------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.26%
Magnum Corp. Berhad                                                   1,012,600            791,427
Resorts World Berhad                                                    201,900            547,255
Tanjong PLC                                                             140,000            405,263
                                                                                         1,743,945
--------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.39%
Maxis Communications Berhad                                             258,300            540,391
Total Malaysia Common Stocks                                                             6,086,014
--------------------------------------------------------------------------------------------------
MEXICO - 9.24%
Banks - 1.12%
Grupo Financiero Banorte SA de C.V., Series O                           452,024          1,541,975
--------------------------------------------------------------------------------------------------
Beverages - 0.44%
Coca-Cola Femsa SA de C.V., ADR                                          25,700            598,810
--------------------------------------------------------------------------------------------------
Construction Materials - 0.41%
Cemex SA de C.V., ADR                                                    20,100            570,438
--------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 1.00%
Telefonos de Mexico SA de C.V., ADR                                      40,030          1,377,432
--------------------------------------------------------------------------------------------------
Household Durables - 0.39%
Consorico ARA, SA de C.V. (1)*                                          174,700            539,320
--------------------------------------------------------------------------------------------------
Industrial Conglomerates - 1.04%
Alfa, SA de C.V., Series A (1)                                          381,052          1,428,923
--------------------------------------------------------------------------------------------------
Media - 0.82%
Grupo Televisa SA, ADR                                                   16,130            653,265
TV Azteca SA de C.V., ADR                                                61,748            472,990
                                                                                         1,126,255
--------------------------------------------------------------------------------------------------
Metals & Mining - 0.60%
Grupo IMSA SA de C.V., ADR                                               18,255            324,026
Grupo Mexico SA, Series B (1)                                           162,340            501,900
                                                                                           825,926
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
MEXICO - (CONCLUDED)
Multi-Line Retail - 1.09%
Controladora Comercial Mexicana SA de C.V.                              502,300   $        542,731
Organizacion Soriana SA de C.V., Series B*                              140,997            358,462
Wal-Mart de Mexico SA de C.V., Series C                                 203,213            594,869
                                                                                         1,496,062
--------------------------------------------------------------------------------------------------
Specialty Retail - 0.14%
Grupo Elektra SA de C.V., ADR                                             9,816            198,283
--------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 2.19%
America Movil SA de C.V., ADR, Series L                                  96,686          3,021,438
Total Mexico Common Stocks                                                              12,724,862
--------------------------------------------------------------------------------------------------
PERU - 0.22%
Metals & Mining - 0.22%
Companhia de Minas Buenaventura S.A.U., ADR                              13,160            307,944
--------------------------------------------------------------------------------------------------
POLAND - 0.58%
Diversified Telecommunication Services - 0.30%
Telekomunika Polska SA, GDR                                              99,010            408,912
--------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.28%
Bank Pakao SA, GDR (2)                                                   12,794            382,612
Total Poland Common Stocks                                                                 791,524
--------------------------------------------------------------------------------------------------
RUSSIA - 5.35%
Electric Utilities - 0.28%
RAO Unified Energy System (UES), ADR                                     12,480            386,880
--------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.90%
JSC Mining & Smelting Co., ADR*                                          17,280          1,235,520
--------------------------------------------------------------------------------------------------
Oil & Gas - 3.73%
Gazprom, ADR*                                                            39,790          1,161,868
LUKOIL, ADR                                                              20,217          2,086,590
Surgutneftegaz, ADR (1)                                                  47,608          1,408,245
YUKOS, ADR                                                               11,953            489,117
                                                                                         5,145,820
--------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.44%
AO VimpelCom, ADR*                                                        4,300            324,177
Mobile Telesystems, ADR                                                   2,920            282,714
                                                                                           606,891
--------------------------------------------------------------------------------------------------
Total Russia Common Stocks                                                               7,375,111
--------------------------------------------------------------------------------------------------
SOUTH AFRICA - 9.05%
Banks - 1.65%
ABSA Group Ltd.                                                          89,853            563,111
Standard Bank Group Ltd.                                                297,450          1,704,223
                                                                                         2,267,334
--------------------------------------------------------------------------------------------------
Insurance - 0.53%
Old Mutual PLC                                                          419,900            727,084
--------------------------------------------------------------------------------------------------
Metals & Mining - 5.76%
Anglo American PLC                                                      198,961   $      4,486,562
Anglogold Ltd.                                                           18,438            748,658
Harmony Gold Mining Co. Ltd.                                             43,200            666,204
Impala Platinum Holdings Ltd.                                            18,855          1,525,738
Iscor                                                                   119,200            514,320
                                                                                         7,941,482
--------------------------------------------------------------------------------------------------
Oil & Gas - 0.31%
Sasol Ltd.                                                               29,052            430,925
--------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.24%
Sappi Ltd.                                                               24,600            332,315
--------------------------------------------------------------------------------------------------
Specialty Retail - 0.56%
Edgars Consolidated Stores Ltd.                                          45,825            774,690
Total South Africa Common Stocks                                                        12,473,830
--------------------------------------------------------------------------------------------------
SOUTH KOREA - 20.09%
Airlines - 0.33%
Korean Air Co. Ltd.*                                                     31,300            454,764
--------------------------------------------------------------------------------------------------
Automobiles - 0.97%
Kia Motors Corp.                                                        104,320            973,417
Ssangyong Motor Co.*                                                     50,490            357,969
                                                                                         1,331,386
--------------------------------------------------------------------------------------------------
Banks - 2.78%
Hana Bank*                                                               30,200            617,640
Kookmin Bank                                                             55,168          2,244,799
Kookmin Bank, ADR                                                         7,900            323,347
Woori Finance Holdings Co. Ltd.*                                        106,010            650,423
                                                                                         3,836,209
--------------------------------------------------------------------------------------------------
Chemicals - 0.30%
LG Petrochemical Co. Ltd.                                                17,010            408,762
--------------------------------------------------------------------------------------------------
Construction & Engineering - 1.08%
Daelim Industrial Co. Ltd.                                               44,510          1,490,620
--------------------------------------------------------------------------------------------------
Electrical Equipment - 0.19%
Kumho Electric, Inc.*                                                     7,242            256,108
--------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.82%
Hyundai Autonet Co. Ltd.*                                               195,000            420,409
Samsung Electric-Mechanics Co. Ltd.                                      19,000            709,161
                                                                                         1,129,570
--------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.59%
Fine DNC Co. Ltd.                                                        31,900            395,522
KH Vatec Co. Ltd.*                                                       11,700            418,747
                                                                                           814,269
--------------------------------------------------------------------------------------------------
Insurance - 0.58%
Samsung Fire & Marine Insurance Co. Ltd.                                 13,000            794,291
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
SOUTH KOREA - (CONCLUDED)
Marine - 0.58%
Hanjin Shipping Co. Ltd.                                                 43,300   $        797,000
--------------------------------------------------------------------------------------------------
Media - 0.61%
Cheil Communications, Inc.                                                6,130            843,626
--------------------------------------------------------------------------------------------------
Metals & Mining - 1.76%
Dongkuk Steel Mill Co. Ltd.                                              80,800            581,815
Pohang Iron & Steel Co. Ltd. (POSCO)                                     10,380          1,384,295
Pohang Iron & Steel Co. Ltd. (POSCO), ADR                                13,391            457,704
                                                                                         2,423,814
--------------------------------------------------------------------------------------------------
Personal Products - 0.85%
Amorepacific Corp.                                                        7,760          1,163,835
--------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 6.93%
Samsung Electronics Co.                                                  21,398          9,554,795
--------------------------------------------------------------------------------------------------
Software - 0.28%
Webzen, Inc., ADR (1)*                                                   31,800            386,370
--------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.38%
Samsung Corp.                                                            56,990            529,349
--------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 1.06%
SK Telecom Co. Ltd.                                                       7,100          1,315,935
SK Telecom Co. Ltd. ADR                                                   6,600            146,807
                                                                                         1,462,742
--------------------------------------------------------------------------------------------------
Total South Korea Common Stocks                                                         27,677,510
--------------------------------------------------------------------------------------------------
TAIWAN - 13.20%
Banks - 1.27%
Chinatrust Financial Holding Co. Ltd.                                   917,215          1,056,104
Taishin Financial Holdings Co. Ltd.                                     879,000            701,091
                                                                                         1,757,195
--------------------------------------------------------------------------------------------------
Chemicals - 1.15%
Formosa Chemicals & Fibre Corp.                                         708,640          1,136,799
Formosa Plastics Corp.                                                  269,000            447,661
                                                                                         1,584,460
--------------------------------------------------------------------------------------------------
Computers & Peripherals - 0.80%
Asustek Computer, Inc.                                                  229,000            545,892
CMC Magnetics Corp.*                                                    497,000            384,486
Compal Electronics, Inc., GDR (1)                                        25,900            173,530
                                                                                         1,103,908
--------------------------------------------------------------------------------------------------
Containers & Packaging - 0.28%
Cheng Loong Corp.                                                       913,000            388,744
--------------------------------------------------------------------------------------------------
Diversified Financials - 1.64%
Fubon Financial Holding Co. Ltd.                                      1,616,000          1,594,195
Yang Ming Marine Transport Corp., GDR                                    60,600            670,508
                                                                                         2,264,703
--------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.26%
Chunghwa Telecom Co. Ltd                                                222,000   $        352,804
--------------------------------------------------------------------------------------------------
Electrical Equipment - 1.00%
Phoenixtec Power Co. Ltd.                                               707,875            891,477
Yageo Corp., GDR (1)*                                                   187,100            484,589
                                                                                         1,376,066
--------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 2.06%
Hon Hai Precision Industry Co. Ltd.                                     400,420          1,861,023
Synnex Technology International Corp.                                   285,000            435,832
Wus Printed Circuit Co. Ltd.*                                           763,000            535,358
                                                                                         2,832,213
--------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.39%
Far Eastern Textile Ltd. (1)                                             87,560            534,116
--------------------------------------------------------------------------------------------------
Insurance - 0.42%
Cathay Financial Holding Co. Ltd. (1)                                   350,000            577,211
--------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 3.93%
Advanced Semiconductor Engineering, Inc.*                                   550                648
Advanced Semiconductor Engineering,
  Inc., ADR (1)*                                                         77,200            453,164
Taiwan Semiconductor Manufacturing Co. Ltd.*                          1,909,139          3,778,206
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR*                                                         19,400            216,892
United Microelectronics Corp.                                         1,023,501            969,794
United Microelectronics Corp., ADR*                                          47                254
                                                                                         5,418,958
--------------------------------------------------------------------------------------------------
Total Taiwan Common Stocks                                                              18,190,378
--------------------------------------------------------------------------------------------------
THAILAND - 2.58%
Airlines - 0.41%
Thai Airways International Public Co. Ltd.                              477,800            560,112
--------------------------------------------------------------------------------------------------
Banks - 0.93%
Bangkok Bank Public Co. Ltd. (1)*                                       259,100            647,090
Siam Commercial Bank Public Co. Ltd. (1)*                               529,400            632,743
                                                                                         1,279,833
--------------------------------------------------------------------------------------------------
Construction Materials - 0.60%
Siam Cement Public Co. Ltd.                                             124,200            829,266
--------------------------------------------------------------------------------------------------
Diversified Financials - 0.50%
Kiatnakin Finance Public Co. Ltd. (1)                                   413,200            444,896
Siam Industrial Credit Public Co. Ltd.                                  277,700             53,077
Siam Industrial Credit Public Co. Ltd. (NVDR)                           962,500            183,964
                                                                                           681,937
--------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.14%
Advanced Information Services Public Co. Ltd.                            94,800            195,688
Total Thailand Common Stocks                                                             3,546,836
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
SECURITY DESCRIPTION                                                SHARES             VALUE
--------------------------------------------------------------------------------------------------
TURKEY - 2.12%
Automobiles - 0.24%
Ford Otomotiv Sanayi A.S.*                                           47,900,000   $        326,956
--------------------------------------------------------------------------------------------------
Banks - 1.14%
Akbank T.A.S                                                        119,543,472            579,659
Turkiye Garanti Bankasi A.S.*                                       243,311,325            744,182
Yapi ve Kredi Bankasi A.S                                           120,540,000            249,533
                                                                                         1,573,374
--------------------------------------------------------------------------------------------------
Diversified Financials - 0.25%
Haci Omer Sabanci Holding A.S                                        81,115,000            350,964
--------------------------------------------------------------------------------------------------
Media - 0.49%
Dogan Yayin Holdings A.S.*                                          152,905,000            507,592
Hurriyet Gazetecilik ve Matbaacilik A.S.                             55,610,000            165,938
                                                                                           673,530
--------------------------------------------------------------------------------------------------
Total Turkey Common Stocks                                                               2,924,824
--------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $98,869,120)                                               125,211,463
--------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 8.50%
BRAZIL - 7.85%
Aerospace & Defense - 0.40%
Empresa Brasileira de Aeronautica SA, ADR                                18,500            545,195
--------------------------------------------------------------------------------------------------
Banks - 0.56%
Banco Itau SA                                                         8,092,853            773,123
--------------------------------------------------------------------------------------------------
Beverages - 0.48%
Companhia de Bebidas das Americas
  (AmBev), ADR                                                           27,400            661,710
--------------------------------------------------------------------------------------------------
Chemicals - 0.24%
Braskem SA                                                           14,200,000            326,252
--------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.94%
Brasil Telecom Participacoes SA                                       7,000,000             58,244
Brasil Telecom SA                                                       111,601                603
Tele Norte Leste Participacoes SA, ADR (1)                               77,258          1,232,265
                                                                                         1,291,112
--------------------------------------------------------------------------------------------------
Electric Utilities - 1.11%
Companhia Energetica de Minas Gerais (CEMIG)*                        72,460,000          1,197,867
Companhia Paranaense de Energia-Copel, ADR                               83,300            329,035
                                                                                         1,526,902
--------------------------------------------------------------------------------------------------
Metals & Mining - 1.27%
Companhia Vale do Rio Doce, Class A                                       8,450            401,277
Gerdau SA                                                                37,081            777,679
Gerdau SA, ADR (1)                                                       27,530            575,928
                                                                                         1,754,884
--------------------------------------------------------------------------------------------------
Oil & Gas - 2.11%
Petroleo Brasileiro SA - Petrobras                                       95,830   $      2,568,920
Petroleo Brasileiro SA - Petrobras, ADR                                  12,658            338,728
                                                                                         2,907,648
--------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.29%
Klabin SA                                                               322,000            402,431
Wireless Telecommunication Services - 0.45%
Telesp Celular Participacoes SA, ADR (1)                                 83,142            626,059
Total Brazil Preferred Stocks                                                           10,815,316
--------------------------------------------------------------------------------------------------
SOUTH KOREA - 0.65%
Diversified Financials - 0.27%
Daishin Securities Co.                                                   44,800            374,128
--------------------------------------------------------------------------------------------------
Household Durables - 0.38%
LG Electronics, Inc.*                                                    20,300            525,880
Total South Korea Preferred Stocks                                                         900,008
--------------------------------------------------------------------------------------------------
Total Preferred Stocks (cost - $8,624,263)                                              11,715,324
--------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                  WARRANTS
--------------------------------------------------------------------------------------------------
WARRANTS - 0.31%
HONG KONG - 0.09%
Diversified Telecommunication Services - 0.09%
KBC Financial Products International,
  expires 04/14/04                                                    2,185,000            123,613
--------------------------------------------------------------------------------------------------
THAILAND - 0.22%
Diversified Financials - 0.22%
Kiatnakin Finance Ltd., expires 01/18/11                                580,900            310,879
Total Warrants (cost - $450,982)                                                           434,492
--------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    RIGHTS
--------------------------------------------------------------------------------------------------
RIGHTS - 0.00%
THAILAND - 0.00%
Diversified Telecommunication Services - 0.00%
TelecomAsia Corp. Public Co. Ltd.*
  exercise price $0.351, expires 04/03/08#
  (cost - $0)                                                           218,684                  0
--------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                                      MATURITY   INTEREST
  (000)                                                                                        DATES       RATES         VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - 0.00%
BRAZIL - 0.00%
Metals & Mining - 0.00%
$    20   Companhia Vale do Rio Doce# (cost - $0)                                             9/29/49        1.000%  $           0
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.39%
    532   Repurchase Agreement dated 01/30/04 with State Street Bank & Trust Co., collateralized by $19,052 U.S. Treasury Bills, zero coupon due 07/01/04,
            $320,950 U.S. Treasury Bonds, 6.750% to 8.125% due 05/15/16 to 08/15/26 and
            $107,920 U.S. Treasury Notes, 2.875% to 6.000% due 06/30/04 to 08/15/04;
            (value - $542,719); proceeds: $532,040 (cost - $532,000)                         02/02/04        0.910         532,000
----------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED - 6.67%
MONEY MARKET FUND+ - 6.67%
  9,195   UBS Private Money Market Fund LLC (cost - $9,195,434)                              02/02/04        1.015       9,195,434
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $117,671,799) - 106.75%                                                                      147,088,713
Liabilities in excess of other assets - (6.75)%                                                                         (9,305,547)
Net Assets - 100.00%                                                                                                 $ 137,783,166
----------------------------------------------------------------------------------------------------------------------------------

*     Non-Income producing security.

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

GDS   Global Depositary Shares

NVDR  Non-Voting Depositary Receipt

(1)   Security, or portion thereof, was on loan at January 31, 2004.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.90% of net assets as of January 31, 2004, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+     Interest rate shown reflects yield at January 31, 2004.

# Security is being valued by a valuation committee under the direction of the board of trustees.

                 See accompanying notes to financial statements

                  (This page has been left blank intentionally)

UBS PACE SELECT ADVISORS TRUST

Statement of Assets and Liabilities
January 31, 2004 (unaudited)

                                                                                        UBS PACE
                                                                                       GOVERNMENT      UBS PACE        UBS PACE
                                                                      UBS PACE         SECURITIES     INTERMEDIATE     STRATEGIC
                                                                    MONEY MARKET      FIXED INCOME   FIXED INCOME    FIXED INCOME
                                                                    INVESTMENTS       INVESTMENTS     INVESTMENTS     INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at value (cost - $130,213,892;
  $671,395,225; $350,340,502; $400,050,469; $250,013,382 ;
  $344,846,872; $823,311,259; $560,171,521; $253,382,304;
  $291,062,874; $402,432,725; $108,476,365, respectively)*          $ 130,213,892    $ 673,417,510   $ 355,775,335   $ 408,732,767
Investments in affiliates, at Value (Cost - $0; $0; $39,743,773;
  $259,686; $0; $9,590,019; $44,771,300; $2,942,041; $4,996,219;
  $21,494,683; $72,520,301; $9,195,434, respectively)                          --               --      39,743,773         259,686
Cash                                                                           --               --             580             199
Foreign currency, at value (Cost - $0; $0; $522, $704,924; $0;
  $6,801,022; $0; $0; $0; $0; $596,002; $413,610, respectively)                --               --             501         690,836
Receivable for investments sold                                                --      111,272,953       7,414,301              --
Receivable for shares of beneficial interest sold                         843,066          371,675         384,937         604,874
Dividends and interest receivable                                          71,659        2,555,186       3,804,313       2,246,472
Receivable for interest rate swaps, net (proceeds - $0; $3,854;
  $0; $0; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                        --          103,942              --              --
Unrealized appreciation of forward foreign currency contracts                  --               --         393,180         148,777
Variation margin receivable                                                    --               --              --         481,390
Other assets                                                               15,622           97,193          74,499          64,582
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                          131,144,239      787,818,459     407,591,419     413,229,583
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares of beneficial interest repurchased                   1,025,908          828,759         307,011         259,412
Dividends payable to shareholders                                          32,627               --              --              --
Payable to affiliates                                                       3,179          314,371         204,086         212,888
Payable to custodian                                                        1,216          233,968              --              --
Payable for investments purchased                                              --      236,712,485       4,362,229      68,195,701
Investments sold short, at value (proceeds - $0; $71,356,250;
  $3,104,358; $0; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                --       71,225,000       3,102,991              --
Payable for options written, at value (premium received - $0;
  $1,998,990; $0; $1,222,915; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                                --        2,501,787              --       1,415,431
Payable for cash collateral for securities loaned                              --               --      47,604,774         264,607
Variation margin payable                                                       --               --          43,688              --
Unrealized depreciation of forward foreign currency contracts                  --               --          34,497           1,814
Payable for interest rate swaps, net (proceeds - $0; $0; $0;
  $770,769; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                      --               --              --       1,787,682
Accrued expenses and other liabilities                                    220,626          247,599         175,834         184,156
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                       1,283,556      312,063,969      55,835,110      72,321,691
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount
  authorized)                                                         129,860,858      476,009,057     389,583,667     336,475,226
Accumulated undistributed (distributions in excess of) net
  investment income (loss)                                                     --           90,515        (122,402)        711,658
Accumulated net realized gains (losses) from investments, futures, swaps, options written, forward foreign currency contracts and
  foreign currency transactions                                              (175)      (2,095,908)    (43,267,941)     (6,264,617)
Net unrealized appreciation of investments, other assets and liabilities denominated in foreign currency, futures, swaps,
  options written and forward foreign currency contracts                       --        1,750,826       5,562,985       9,985,625
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $ 129,860,683    $ 475,754,490   $ 351,756,309   $ 340,907,892
----------------------------------------------------------------------------------------------------------------------------------

*    includes $0; $24,824,413; $71,186,499; $1,224,853; $0; $9,750,448;
     $43,845,804; $1,564,705; $7,359,739; $27,989,010; $56,948,047; $8,544,919,
     respectively, of investments in securities on loan, at value.

+ includes restricted cash of $4,341,254 on deposit as initial margin for futures contracts on ubs pace global fixed income investments.

                                                                      UBS PACE          UBS PACE        UBS PACE        UBS PACE
                                                                      MUNICIPAL       GLOBAL FIXED      LARGE CO        LARGE CO
                                                                    FIXED INCOME         INCOME       VALUE EQUITY    GROWTH EQUITY
                                                                     INVESTMENTS      INVESTMENTS      INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at value (cost - $130,213,892;
  $671,395,225; $350,340,502; $400,050,469; $250,013,382 ;
  $344,846,872; $823,311,259; $560,171,521; $253,382,304;
  $291,062,874; $402,432,725; $108,476,365, respectively)*          $ 260,012,080    $ 371,854,235    $ 985,035,263   $ 657,237,786
Investments in affiliates, at Value (Cost - $0; $0; $39,743,773;
  $259,686; $0; $9,590,019; $44,771,300; $2,942,041; $4,996,219;
  $21,494,683; $72,520,301; $9,195,434, respectively)                          --        9,590,019       44,771,300       2,942,041
Cash                                                                           --        4,342,331+           2,038           1,442
Foreign currency, at value (Cost - $0; $0; $522, $704,924; $0;
  $6,801,022; $0; $0; $0; $0; $596,002; $413,610, respectively)                --        6,758,778               --              --
Receivable for investments sold                                                --       11,403,748        1,543,019      14,227,580
Receivable for shares of beneficial interest sold                         601,400          441,646        1,056,436       1,178,679
Dividends and interest receivable                                       3,081,612        4,897,867        1,208,783         510,228
Receivable for interest rate swaps, net (proceeds - $0; $3,854;
  $0; $0; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                        --               --               --              --
Unrealized appreciation of forward foreign currency contracts                  --        9,043,855               --              --
Variation margin receivable                                                    --               --               --              --
Other assets                                                               88,045           73,872          153,101          96,140
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                          263,783,137      418,406,351    1,033,769,940     676,193,896
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares of beneficial interest repurchased                     203,260          201,284        1,089,434         548,895
Dividends payable to shareholders                                              --               --               --              --
Payable to affiliates                                                     165,763          271,395          713,029         467,788
Payable to custodian                                                           --               --               --              --
Payable for investments purchased                                              --       22,855,760        6,844,463       9,202,321
Investments sold short, at value (proceeds - $0; $71,356,250;
  $3,104,358; $0; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                --               --               --              --
Payable for options written, at value (premium received - $0;
  $1,998,990; $0; $1,222,915; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                                --               --               --              --
Payable for cash collateral for securities loaned                              --        9,990,020       44,771,300       3,014,100
Variation margin payable                                                       --        3,094,540               --              --
Unrealized depreciation of forward foreign currency contracts                  --        6,207,176               --              --
Payable for interest rate swaps, net (proceeds - $0; $0; $0;
  $770,769; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                      --               --               --              --
Accrued expenses and other liabilities                                     99,624          272,499          419,001         321,185
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         468,647       42,892,674       53,837,227      13,554,289
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount
  authorized)                                                         254,800,095      343,205,732      956,147,551     788,296,736
Accumulated undistributed (distributions in excess of) net
  investment income (loss)                                                   (702)      (7,634,602)         817,422        (897,351)
Accumulated net realized gains (losses) from investments, futures, swaps, options written, forward foreign currency contracts and
  foreign currency transactions                                        (1,483,601)       9,741,768     (138,756,264)   (221,826,043)
Net unrealized appreciation of investments, other assets and liabilities denominated in foreign currency, futures, swaps,
  options written and forward foreign currency contracts                9,998,698       30,200,779      161,724,004      97,066,265
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $ 263,314,490    $ 375,513,677    $ 979,932,713   $ 662,639,607
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        UBS PACE
                                                                      UBS PACE        UBS PACE         UBS PACE       INTERNATIONAL
                                                                   SMALL/MEDIUM CO SMALL/MEDIUM CO   INTERNATIONAL  EMERGING MARKETS
                                                                    VALUE EQUITY    GROWTH EQUITY       EQUITY            EQUITY
                                                                     INVESTMENTS     INVESTMENTS      INVESTMENTS      INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at value (cost - $130,213,892;
  $671,395,225; $350,340,502; $400,050,469; $250,013,382 ;
  $344,846,872; $823,311,259; $560,171,521; $253,382,304;
  $291,062,874; $402,432,725; $108,476,365, respectively)*         $ 348,312,072    $ 373,439,751    $ 506,508,156    $ 137,893,279
Investments in affiliates, at Value (Cost - $0; $0; $39,743,773;
  $259,686; $0; $9,590,019; $44,771,300; $2,942,041; $4,996,219;
  $21,494,683; $72,520,301; $9,195,434, respectively)                  4,996,219       21,494,683       72,408,174        9,195,434
Cash                                                                         913              210              385               --
Foreign currency, at value (Cost - $0; $0; $522, $704,924; $0;
  $6,801,022; $0; $0; $0; $0; $596,002; $413,610, respectively)               --               --          596,158          413,560
Receivable for investments sold                                        1,494,963        3,176,011          898,938        2,255,121
Receivable for shares of beneficial interest sold                        399,043          455,552          846,075          204,482
Dividends and interest receivable                                        147,536           41,101          356,567          431,439
Receivable for interest rate swaps, net (proceeds - $0; $3,854;
  $0; $0; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                       --               --               --               --
Unrealized appreciation of forward foreign currency contracts                 --               --               --               --
Variation margin receivable                                                   --               --               --               --
Other assets                                                              62,581           75,611           84,878           62,174
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                         355,413,327      398,682,919      581,699,331      150,455,489
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares of beneficial interest repurchased                    508,775          503,813          336,708           89,454
Dividends payable to shareholders                                             --               --               --               --
Payable to affiliates                                                    265,125          282,180          432,424          146,426
Payable to custodian                                                          --               --               --          158,935
Payable for investments purchased                                      7,895,363       10,097,778        3,180,694        2,839,938
Investments sold short, at value (proceeds - $0; $71,356,250;
  $3,104,358; $0; $0; $0; $0; $0; $0; $0; $0; $0, respectively)               --               --               --               --
Payable for options written, at value (premium received - $0;
  $1,998,990; $0; $1,222,915; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                               --               --               --               --
Payable for cash collateral for securities loaned                      7,709,809       28,768,212       60,678,326        9,195,434
Variation margin payable                                                      --               --               --               --
Unrealized depreciation of forward foreign currency contracts                 --               --               --               --
Payable for interest rate swaps, net (proceeds - $0; $0; $0;
  $770,769; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                     --               --               --               --
Accrued expenses and other liabilities                                   196,784          265,857          275,179          242,136
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     16,575,856       39,917,840       64,903,331       12,672,323
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount
  authorized)                                                        245,958,235      305,395,460      568,675,923      155,839,420
Accumulated undistributed (distributions in excess of) net
  investment income (loss)                                              (440,539)      (1,205,551)        (909,381)         (74,956)
Accumulated net realized gains (losses) from investments, futures, swaps, options written, forward foreign currency contracts and
  foreign currency transactions                                       (1,609,993)     (27,801,707)    (154,444,100)     (47,272,257)
Net unrealized appreciation of investments, other assets and liabilities denominated in foreign currency, futures, swaps,
  options written and forward foreign currency contracts              94,929,768       82,376,877      103,473,558       29,290,959
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                         $ 338,837,471    $ 358,765,079    $ 516,796,000    $ 137,783,166
-----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                                       UBS PACE
                                                                                       GOVERNMENT        UBS PACE        UBS PACE
                                                                      UBS PACE         SECURITIES      INTERMEDIATE      STRATEGIC
                                                                    MONEY MARKET     FIXED INCOME      FIXED INCOME    FIXED INCOME
                                                                    INVESTMENTS       INVESTMENTS       INVESTMENTS     INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                          $          --    $ 178,335,033     $ 101,549,567   $  25,595,033
Shares outstanding                                                             --       13,612,975         8,692,830       1,824,709
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                           $          --    $       13.10     $       11.68   $       14.03
------------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                    $          --    $       13.72     $       12.23   $       14.69
------------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                          $          --    $  10,865,179     $   7,558,130   $   8,064,564
Shares outstanding                                                             --          829,392           646,127         575,189
------------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                        $          --    $       13.10     $       11.70   $       14.02
------------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                          $          --    $  46,711,952     $  10,780,029   $  10,598,285
Shares outstanding                                                             --        3,564,162           921,498         755,678
------------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                        $          --    $       13.11     $       11.70   $       14.02
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                          $          --    $  12,601,246     $   1,739,918   $     553,363
Shares outstanding                                                             --          962,575           148,845          39,476
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share      $          --    $       13.09     $       11.69   $       14.02
------------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                          $ 129,860,683    $ 227,241,080     $ 230,128,665   $ 296,096,647
Shares outstanding                                                    129,860,858       17,339,743        19,687,207      21,116,685
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share      $        1.00    $       13.11     $       11.69   $       14.02
------------------------------------------------------------------------------------------------------------------------------------

                                                                      UBS PACE          UBS PACE        UBS PACE        UBS PACE
                                                                      MUNICIPAL       GLOBAL FIXED      LARGE CO        LARGE CO
                                                                    FIXED INCOME         INCOME       VALUE EQUITY    GROWTH EQUITY
                                                                     INVESTMENTS      INVESTMENTS      INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                          $ 147,232,953    $ 177,107,740    $ 322,859,388   $ 114,693,126
Shares outstanding                                                     11,476,360       14,607,453       18,295,905       8,014,340
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                           $       12.83    $       12.12    $       17.65   $       14.31
-----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                    $       13.43    $       12.69    $       18.68   $       15.14
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                          $   6,044,615    $   2,194,016    $  44,869,746   $   9,427,919
Shares outstanding                                                        471,066          180,671        2,540,045         675,007
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                        $       12.83    $       12.14    $       17.66   $       13.97
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                          $  27,702,273    $   9,869,344    $  46,969,471   $  12,968,350
Shares outstanding                                                      2,159,418          813,976        2,660,134         927,412
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                        $       12.83    $       12.12    $       17.66   $       13.98
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                          $     201,014    $  11,059,065    $  38,925,671   $  24,625,290
Shares outstanding                                                         15,665          912,728        2,204,313       1,703,615
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share      $       12.83    $       12.12    $       17.66   $       14.45
-----------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                          $  82,133,635    $ 175,283,512    $ 526,308,437   $ 500,924,922
Shares outstanding                                                      6,402,363       14,456,384       29,829,919      34,741,594
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share      $       12.83    $       12.12    $       17.64   $       14.42
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        UBS PACE
                                                                      UBS PACE          UBS PACE        UBS PACE     INTERNATIONAL
                                                                   SMALL/MEDIUM CO  SMALL/MEDIUM CO  INTERNATIONAL  EMERGING MARKETS
                                                                    VALUE EQUITY     GROWTH EQUITY      EQUITY          EQUITY
                                                                     INVESTMENTS      INVESTMENTS     INVESTMENTS     INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                          $  51,821,350    $  70,199,692   $  99,607,625    $  13,131,382
Shares outstanding                                                      2,628,053        4,558,917       7,658,188        1,142,058
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                           $       19.72    $       15.40   $       13.01    $       11.50
-----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                    $       20.87    $       16.30   $       13.77    $       12.17
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                          $   9,829,227    $   4,964,738   $   1,296,576    $   2,001,301
Shares outstanding                                                        509,643          330,458         101,104          178,429
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                        $       19.29    $       15.02   $       12.82    $       11.22
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                          $  14,642,084    $  10,582,018   $   8,633,009    $   4,560,336
Shares outstanding                                                        758,966          703,374         671,586          406,781
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                        $       19.29    $       15.04   $       12.85    $       11.21
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                          $   3,032,348    $   3,009,490   $  40,893,857    $   4,812,903
Shares outstanding                                                        152,866          194,039       3,146,310          415,196
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share      $       19.84    $       15.51   $       13.00    $       11.59
-----------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                          $ 259,512,462    $ 270,009,141   $ 366,364,933    $ 113,277,244
Shares outstanding                                                     13,074,520       17,387,021      28,205,561        9,777,566
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share      $       19.85    $       15.53   $       12.99    $       11.59
-----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

Statement of Operations
For the Six Months Ended January 31, 2004 (unaudited)

                                                                                      UBS PACE
                                                                                      GOVERNMENT      UBS PACE        UBS PACE
                                                                      UBS PACE        SECURITIES     INTERMEDIATE     STRATEGIC
                                                                    MONEY MARKET    FIXED INCOME    FIXED INCOME    FIXED INCOME
                                                                    INVESTMENTS      INVESTMENTS     INVESTMENTS     INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $429; $0;
    $0; $16,533; $0; $0; $0; $0; $0; $5, respectively)              $     707,333   $   9,525,355   $   6,255,846   $   5,929,851
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0;
    $0; $0; $24,374; $7,375; $0; $2,329; $274,683; $159,853,
    respectively)                                                              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                          707,333       9,525,355       6,255,846       5,929,851
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment management and administration fees                           227,677       1,678,169       1,046,977       1,126,587
  Service fees--Class A                                                        --         231,799         134,672          33,284
  Distribution and service fees--Class B                                       --          63,855          44,106          46,533
  Distribution and service fees--Class C                                       --         183,690          43,524          40,419
  Transfer agency and related services fees                               260,202         303,155         181,834         199,381
  Reports and notices to shareholders                                      78,839          61,410          40,429          30,193
  Professional fees                                                        21,184          30,649          30,607          27,439
  Federal and state registration fees                                      15,959          52,425          44,405          42,580
  Custody and accounting                                                    6,505         143,843         104,699          96,338
  Trustees' fees                                                            2,591           6,374           4,369           4,115
  Other expenses                                                            7,074          29,971          22,166          13,114
---------------------------------------------------------------------------------------------------------------------------------
                                                                          620,031       2,785,340       1,697,788       1,659,983
---------------------------------------------------------------------------------------------------------------------------------

Less: Fee waivers and reimbursements from investment manager and
 administrator                                                           (229,727)       (267,552)        (67,614)        (43,455)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                              390,304       2,517,788       1,630,174       1,616,528
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              317,029       7,007,567       4,625,672       4,313,323
---------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                17         865,724         744,134       2,038,556
    Futures                                                                    --          30,319         580,966      (1,960,283)
    Options written                                                            --         130,274              --         378,252
    Forward foreign currency contracts and foreign currency
      transactions                                                             --              --      (1,468,780)       (286,053)
---------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                --      10,352,172       7,385,316       6,395,703
    Futures                                                                    --              --        (886,392)      7,878,366
    Options written                                                            --          26,839              --         131,304
    Short sales                                                                --         131,250           1,367              --
    Swaps                                                                      --        (946,242)             --      (1,101,314)
    Other assets and liabilities denominated in foreign currency
     and forward foreign currency contracts                                    --              --         260,346         146,621
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains from investment activities                   17      10,590,336       6,616,957      13,621,152
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $     317,046   $  17,597,903   $  11,242,629   $  17,934,475
---------------------------------------------------------------------------------------------------------------------------------

                                                                      UBS PACE        UBS PACE        UBS PACE        UBS PACE
                                                                      MUNICIPAL      GLOBAL FIXED     LARGE CO        LARGE CO
                                                                    FIXED INCOME       INCOME       VALUE EQUITY    GROWTH EQUITY
                                                                     INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $429; $0;
    $0; $16,533; $0; $0; $0; $0; $0; $5, respectively)              $   5,261,680   $   5,718,301   $      68,328   $      79,247
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0;
    $0; $0; $24,374; $7,375; $0; $2,329; $274,683; $159,853,
    respectively)                                                              --              --      10,095,112       2,317,418
---------------------------------------------------------------------------------------------------------------------------------
                                                                        5,261,680       5,718,301      10,163,440       2,396,665
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment management and administration fees                           791,513       1,433,345       3,603,333       2,420,440
  Service fees--Class A                                                   190,927         223,091         385,404         141,097
  Distribution and service fees--Class B                                   33,950          11,071         256,862          50,118
  Distribution and service fees--Class C                                  106,726          37,052         232,965          64,610
  Transfer agency and related services fees                                79,726         311,999         533,292         358,815
  Reports and notices to shareholders                                      41,981          62,348         136,609          87,305
  Professional fees                                                        32,701          29,804          41,332          34,622
  Federal and state registration fees                                      50,577          54,119          71,267          60,887
  Custody and accounting                                                   79,151         268,752         270,190         181,329
  Trustees' fees                                                            3,700           4,383           8,843           5,615
  Other expenses                                                           19,619          27,117          42,391          30,288
---------------------------------------------------------------------------------------------------------------------------------
                                                                        1,430,571       2,463,081       5,582,488       3,435,126
---------------------------------------------------------------------------------------------------------------------------------

Less: Fee waivers and reimbursements from investment manager and
 administrator                                                           (140,556)       (191,512)       (381,529)       (141,110)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            1,290,015       2,271,569       5,200,959       3,294,016
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            3,971,665       3,446,732       4,962,481        (897,351)
---------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                         1,315,706       1,005,167      30,951,319      19,447,597
    Futures                                                                    --      (1,248,591)             --              --
    Options written                                                            --          25,650              --              --
    Forward foreign currency contracts and foreign currency
      transactions                                                             --      15,233,132              89              --
---------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                         4,264,010      12,084,193      95,842,937      50,035,840
    Futures                                                                    --         676,140              --              --
    Options written                                                            --         (21,375)             --              --
    Short sales                                                                --              --              --              --
    Swaps                                                                      --              --              --              --
    Other assets and liabilities denominated in foreign currency
     and forward foreign currency contracts                                    --       2,698,138              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains from investment activities            5,579,716      30,452,454     126,794,345      69,483,437
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $   9,551,381   $  33,899,186   $ 131,756,826   $  68,586,086
---------------------------------------------------------------------------------------------------------------------------------

                                                                        UBS PACE           UBS PACE
                                                                    SMALL/MEDIUM CO    SMALL/MEDIUM CO
                                                                     VALUE EQUITY       GROWTH EQUITY
                                                                      INVESTMENTS        INVESTMENTS
------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $429; $0;
    $0; $16,533; $0; $0; $0; $0; $0; $5, respectively)              $        86,422    $        51,327
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0;
    $0; $0; $24,374; $7,375; $0; $2,329; $274,683; $159,853,
    respectively)                                                         1,414,056            762,236
------------------------------------------------------------------------------------------------------
                                                                          1,500,478            813,563
------------------------------------------------------------------------------------------------------
Expenses:
  Investment management and administration fees                           1,227,481          1,331,087
  Service fees--Class A                                                      61,496             84,458
  Distribution and service fees--Class B                                     50,042             26,197
  Distribution and service fees--Class C                                     68,656             50,603
  Transfer agency and related services fees                                 282,689            282,399
  Reports and notices to shareholders                                        41,308             41,881
  Professional fees                                                          38,159             32,599
  Federal and state registration fees                                        55,019             45,851
  Custody and accounting                                                     91,953             98,695
  Trustees' fees                                                              3,749              4,037
  Other expenses                                                             31,185             22,302
------------------------------------------------------------------------------------------------------
                                                                          1,951,737          2,020,109
------------------------------------------------------------------------------------------------------

Less: Fee waivers and reimbursements from investment manager and
 administrator                                                              (10,720)              (995)
------------------------------------------------------------------------------------------------------
Net expenses                                                              1,941,017          2,019,114
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               (440,539)        (1,205,551)
------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                          13,895,808         13,820,556
    Futures                                                                      --                 --
    Options written                                                              --                 --
    Forward foreign currency contracts and foreign currency
      transactions                                                               --                 --
------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                          41,365,115         40,902,939
    Futures                                                                      --                 --
    Options written                                                              --                 --
    Short sales                                                                  --                 --
    Swaps                                                                        --                 --
    Other assets and liabilities denominated in foreign currency
     and forward foreign currency contracts                                      --                 --
------------------------------------------------------------------------------------------------------
Net realized and unrealized gains from investment activities             55,260,923         54,723,495
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $    54,820,384    $    53,517,944
------------------------------------------------------------------------------------------------------

                                                                                           UBS PACE
                                                                        UBS PACE        INTERNATIONAL
                                                                     INTERNATIONAL     EMERGING MARKETS
                                                                         EQUITY             EQUITY
                                                                      INVESTMENTS         INVESTMENTS
-------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $429; $0;
    $0; $16,533; $0; $0; $0; $0; $0; $5, respectively)              $        70,097    $         55,424
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0;
    $0; $0; $24,374; $7,375; $0; $2,329; $274,683; $159,853,
    respectively)                                                         2,363,948           1,045,415
-------------------------------------------------------------------------------------------------------
                                                                          2,434,045           1,100,839
-------------------------------------------------------------------------------------------------------
Expenses:
  Investment management and administration fees                           2,019,159             657,656
  Service fees--Class A                                                     118,949              14,760
  Distribution and service fees--Class B                                      6,184              10,670
  Distribution and service fees--Class C                                     41,211              22,669
  Transfer agency and related services fees                                 380,208             184,550
  Reports and notices to shareholders                                        55,905              31,247
  Professional fees                                                          30,715              27,677
  Federal and state registration fees                                        54,945              60,497
  Custody and accounting                                                    336,275             207,460
  Trustees' fees                                                              4,478               2,073
  Other expenses                                                             30,780              23,362
-------------------------------------------------------------------------------------------------------
                                                                          3,078,809           1,242,621
-------------------------------------------------------------------------------------------------------

Less: Fee waivers and reimbursements from investment manager and
 administrator                                                                   --             (18,295)
-------------------------------------------------------------------------------------------------------
Net expenses                                                              3,078,809           1,224,326
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               (644,764)           (123,487)
-------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                           3,013,719          15,788,680
    Futures                                                                      --                  --
    Options written                                                              --                  --
    Forward foreign currency contracts and foreign currency
      transactions                                                       12,697,802             162,640
-------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                          88,117,009          13,932,106
    Futures                                                                      --                  --
    Options written                                                              --                  --
    Short sales                                                                  --                  --
    Swaps                                                                        --                  --
    Other assets and liabilities denominated in foreign currency
     and forward foreign currency contracts                                (514,053)              2,834
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gains from investment activities            103,314,477          29,886,260
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $   102,669,713    $     29,762,773
-------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST
Statement of Changes in Net Assets

                                                                          UBS PACE                           UBS PACE
                                                                        MONEY MARKET                  GOVERNMENT SECURITIES
                                                                        INVESTMENTS                  FIXED INCOME INVESTMENTS
                                                              --------------------------------   --------------------------------
                                                                FOR THE SIX                        FOR THE SIX
                                                                MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                                                              JANUARY 31, 2004    YEAR ENDED     JANUARY 31, 2004     YEAR ENDED
                                                                 (UNAUDITED)     JULY 31, 2003      (UNAUDITED)     JULY 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                       $        317,029   $   1,175,404   $      7,007,567   $  13,043,573
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                         17              28          1,026,317      12,671,450
    Forward foreign currency contracts and foreign
     currency transactions                                                  --              --                 --              --
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written, short sales
     and swaps                                                              --              --          9,564,019     (19,515,592)
    Other assets and liabilities denominated in foreign
     currency and forward foreign currency contracts                        --              --                 --              --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                 317,046       1,175,432         17,597,903       6,199,431
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income--Class A                                            --              --         (2,636,344)     (6,676,528)
  Net investment income--Class B                                            --              --           (129,857)       (425,896)
  Net investment income--Class C                                            --              --           (564,105)     (1,492,464)
  Net investment income--Class Y                                            --              --           (235,169)       (717,100)
  Net investment income--Class P                                      (317,029)     (1,175,404)        (3,351,577)     (7,007,400)
                                                                      (317,029)     (1,175,404)        (6,917,052)    (16,319,388)
---------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                              77,326,467     184,782,987         44,159,045     116,700,357
  Cost of shares repurchased                                       (71,679,933)   (174,057,834)       (65,026,330)   (147,919,718)
  Proceeds from dividends reinvested                                   299,480       1,188,035          5,775,284      13,226,553
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
   interest transactions                                             5,946,014      11,913,188        (15,092,001)    (17,992,808)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                              5,946,031      11,913,216         (4,411,150)    (28,112,765)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                              123,914,652     112,001,436        480,165,640     508,278,405
  End of period                                               $    129,860,683   $ 123,914,652   $    475,754,490   $ 480,165,640
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $             --   $          --   $         90,515   $          --
---------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                           UBS PACE
                                                                  INTERMEDIATE FIXED INCOME           STRATEGIC FIXED INCOME
                                                                         INVESTMENTS                        INVESTMENTS
                                                              --------------------------------   --------------------------------
                                                                FOR THE SIX                        FOR THE SIX
                                                                MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                                                              JANUARY 31, 2004    YEAR ENDED     JANUARY 31, 2004     YEAR ENDED
                                                                 (UNAUDITED)     JULY 31, 2003      (UNAUDITED)     JULY 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                       $      4,625,672   $   9,954,900   $      4,313,323   $  13,246,698
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                  1,325,100     (14,587,895)           456,525      13,328,104
    Forward foreign currency contracts and foreign
     currency transactions                                          (1,468,780)       (134,526)          (286,053)        524,171
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written, short sales
     and swaps                                                       6,500,291      24,069,009         13,304,059      (8,357,763)
    Other assets and liabilities denominated in foreign
     currency and forward foreign currency contracts                   260,346         118,969            146,621         (27,845)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              11,242,629      19,420,457         17,934,475      18,713,365
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income--Class A                                    (1,348,221)     (3,638,571)          (347,804)     (1,082,741)
  Net investment income--Class B                                       (76,546)       (244,178)           (87,549)       (488,137)
  Net investment income--Class C                                      (116,458)       (345,757)          (115,073)       (407,532)
  Net investment income--Class Y                                       (23,486)        (68,114)            (7,728)        (17,780)
  Net investment income--Class P                                    (3,066,494)     (5,982,436)        (3,991,806)    (10,569,696)
                                                                    (4,631,205)    (10,279,056)        (4,549,960)    (12,565,886)
---------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                              53,032,666     106,459,458         60,745,526      91,538,418
  Cost of shares repurchased                                       (60,206,843)    (97,041,455)       (39,207,435)   (105,282,467)
  Proceeds from dividends reinvested                                 4,077,108       8,737,927          4,347,267      11,848,625
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
   interest transactions                                            (3,097,069)     18,155,930         25,885,358      (1,895,424)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                              3,514,355      27,297,331         39,269,873       4,252,055
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                              348,241,954     320,944,623        301,638,019     297,385,964
  End of period                                               $    351,756,309   $ 348,241,954   $    340,907,892   $ 301,638,019
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $             --   $          --   $        711,658   $     948,295
---------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                           UBS PACE
                                                                   MUNICIPAL FIXED INCOME              GLOBAL FIXED INCOME
                                                                         INVESTMENTS                        INVESTMENTS
                                                              --------------------------------   --------------------------------
                                                                FOR THE SIX                        FOR THE SIX
                                                                MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                                                              JANUARY 31, 2004    YEAR ENDED     JANUARY 31, 2004     YEAR ENDED
                                                                 (UNAUDITED)     JULY 31, 2003      (UNAUDITED)     JULY 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                       $      3,971,665   $   9,336,826   $      3,446,732   $   8,004,802
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                  1,315,706       3,728,443           (217,774)     11,463,743
    Forward foreign currency contracts and foreign
     currency transactions                                                  --              --         15,233,132      15,832,059
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written, short sales
     and swaps                                                       4,264,010      (6,572,561)        12,738,958         176,380
    Other assets and liabilities denominated in foreign
     currency and forward foreign currency contracts                        --              --          2,698,138      (1,276,719)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations               9,551,381       6,492,708         33,899,186      34,200,265
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income--Class A                                    (2,308,879)     (5,708,140)       (11,699,254)     (4,986,066)
  Net investment income--Class B                                       (76,107)       (274,732)          (138,909)        (44,821)
  Net investment income--Class C                                      (356,897)       (898,928)          (624,986)       (232,209)
  Net investment income--Class Y                                        (3,241)         (8,687)          (760,901)       (382,924)
  Net investment income--Class P                                    (1,227,243)     (2,447,229)       (10,931,591)     (3,830,535)
                                                                    (3,972,367)     (9,337,716)       (24,155,641)     (9,476,555)
---------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                              30,133,878      35,698,860         41,176,629      66,436,985
  Cost of shares repurchased                                       (36,273,051)    (50,434,921)       (35,275,690)    (77,089,909)
  Proceeds from dividends reinvested                                 3,024,560       6,966,359         20,149,929       7,740,719
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
   interest transactions                                            (3,114,613)     (7,769,702)        26,050,868      (2,912,205)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                              2,464,401     (10,614,710)        35,794,413      21,811,505
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                              260,850,089     271,464,799        339,719,264     317,907,759
  End of period                                               $    263,314,490   $ 260,850,089   $    375,513,677   $ 339,719,264
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $             --   $          --   $             --   $  13,074,307
---------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                          UBS PACE                           UBS PACE
                                                                       LARGE CO VALUE                     LARGE CO GROWTH
                                                                     EQUITY INVESTMENTS                 EQUITY INVESTMENTS
                                                              --------------------------------   --------------------------------
                                                                FOR THE SIX                        FOR THE SIX
                                                                MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                                                              JANUARY 31, 2004    YEAR ENDED     JANUARY 31, 2004     YEAR ENDED
                                                                 (UNAUDITED)     JULY 31, 2003      (UNAUDITED)     JULY 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                $      4,962,481   $   8,021,127   $       (897,351)  $  (1,514,071)
  Net realized gains (losses) from:
   Investments                                                      30,951,319     (69,688,423)        19,447,597     (68,511,774)
   Net increase from payments by sub-advisor                                --              --                 --           9,848
   Forward foreign currency contracts and foreign currency
    transactions                                                            89            (188)                --              --
  Net change in unrealized appreciation/depreciation of:
   Investments                                                      95,842,937      97,774,792         50,035,840     124,601,092
   Other assets and liabilities denominated in foreign
    currency and forward foreign currency contracts                         --              --                 --              --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations             131,756,826      36,107,308         68,586,086      54,585,095
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income--Class A                                    (2,636,816)     (2,884,870)                --              --
  Net investment income--Class B                                            --              --                 --              --
  Net investment income--Class C                                       (24,233)        (17,142)                --              --
  Net investment income--Class Y                                      (422,153)       (525,522)                --              --
  Net investment income--Class P                                    (5,319,468)     (4,173,660)                --              --
  Net realized gains from investment activities--Class A                    --              --                 --              --
  Net realized gains from investment activities--Class B                    --              --                 --              --
  Net realized gains from investment activities--Class C                    --              --                 --              --
  Net realized gains from investment activities--Class Y                    --              --                 --              --
  Net realized gains from investment activities--Class P                    --              --                 --              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                    (8,402,670)     (7,601,194)                --              --
---------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                             108,171,209     144,348,758        109,693,254     140,929,110
  Cost of shares repurchased                                       (98,206,268)   (177,279,420)       (61,701,347)   (112,724,942)
  Proceeds from dividends reinvested                                 8,081,205       7,293,876                 --              --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
   interest transactions                                            18,046,146     (25,636,786)        47,991,907      28,204,168
---------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                           --              --                 --              --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                       141,400,302       2,869,328        116,577,993      82,789,263
---------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of period                                              838,532,411     835,663,083        546,061,614     463,272,351
  End of period                                               $    979,932,713   $ 838,532,411   $    662,639,607   $ 546,061,614
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $        817,422   $   4,257,611   $             --   $          --
---------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                           UBS PACE
                                                                   SMALL/MEDIUM CO VALUE              SMALL/MEDIUM CO GROWTH
                                                                     EQUITY INVESTMENTS                 EQUITY INVESTMENTS
                                                              --------------------------------   --------------------------------
                                                                FOR THE SIX                        FOR THE SIX
                                                                MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                                                              JANUARY 31, 2004    YEAR ENDED     JANUARY 31, 2004     YEAR ENDED
                                                                 (UNAUDITED)     JULY 31, 2003      (UNAUDITED)     JULY 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                $       (440,539)  $    (380,577)  $     (1,205,551)  $  (1,800,387)
  Net realized gains (losses) from:
   Investments                                                      13,895,808     (14,615,065)        13,820,556     (20,010,925)
   Net increase from payments by sub-advisor                                --              --                 --              --
   Forward foreign currency contracts and foreign currency
    transactions                                                            --              --                 --             168
  Net change in unrealized appreciation/depreciation of:
   Investments                                                      41,365,115      40,975,731         40,902,939      72,101,801
   Other assets and liabilities denominated in foreign
    currency and forward foreign currency contracts                         --              --                 --              --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              54,820,384      25,980,089         53,517,944      50,290,657
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income--Class A                                            --              --                 --              --
  Net investment income--Class B                                            --              --                 --              --
  Net investment income--Class C                                            --              --                 --              --
  Net investment income--Class Y                                            --              --                 --              --
  Net investment income--Class P                                            --              --                 --              --
  Net realized gains from investment activities--Class A                    --      (3,030,496)                --              --
  Net realized gains from investment activities--Class B                    --        (876,291)                --              --
  Net realized gains from investment activities--Class C                    --        (906,640)                --              --
  Net realized gains from investment activities--Class Y                    --         (84,798)                --              --
  Net realized gains from investment activities--Class P                    --     (12,766,039)                --              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                            --     (17,664,264)                --              --
---------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                              44,289,392      61,276,643         43,769,422      62,722,665
  Cost of shares repurchased                                       (34,507,319)    (64,315,762)       (35,032,527)    (71,616,041)
  Proceeds from dividends reinvested                                        --      17,295,440                 --              --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
   interest transactions                                             9,782,073      14,256,321          8,736,895      (8,893,376)
---------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                           --              --                 --              --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                        64,602,457      22,572,146         62,254,839      41,397,281
---------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of period                                              274,235,014     251,662,868        296,510,240     255,112,959
  End of period                                               $    338,837,471   $ 274,235,014   $    358,765,079   $ 296,510,240
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $             --   $          --   $             --   $          --
---------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                           UBS PACE
                                                                       INTERNATIONAL                  INTERNATIONAL EMERGING
                                                                     EQUITY INVESTMENTS             MARKETS EQUITY INVESTMENTS
                                                              --------------------------------   --------------------------------
                                                                FOR THE SIX                        FOR THE SIX
                                                                MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                                                              JANUARY 31, 2004    YEAR ENDED     JANUARY 31, 2004     YEAR ENDED
                                                                 (UNAUDITED)     JULY 31, 2003      (UNAUDITED)     JULY 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                $       (644,764)  $   3,762,670   $       (123,487)  $     667,912
  Net realized gains (losses) from:
   Investments                                                       3,013,719     (50,584,491)        15,788,680      (6,876,089)
   Net increase from payments by sub-advisor                                --              --                 --              --
   Forward foreign currency contracts and foreign currency
    transactions                                                    12,697,802        (385,981)           162,640        (460,499)
  Net change in unrealized appreciation/depreciation of:
   Investments                                                      88,117,009      60,314,611         13,932,106      19,160,309
   Other assets and liabilities denominated in foreign
    currency and forward foreign currency contracts                   (514,053)         52,121              2,834         (50,028)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations             102,669,713      13,158,930         29,762,773      12,441,605
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income--Class A                                      (381,401)        (54,536)                --              --
  Net investment income--Class B                                            --              --                 --              --
  Net investment income--Class C                                            --              --                 --              --
  Net investment income--Class Y                                      (295,152)       (178,733)                --              --
  Net investment income--Class P                                    (2,237,058)       (632,423)                --              --
  Net realized gains from investment activities--Class A                    --              --                 --              --
  Net realized gains from investment activities--Class B                    --              --                 --              --
  Net realized gains from investment activities--Class C                    --              --                 --              --
  Net realized gains from investment activities--Class Y                    --              --                 --              --
  Net realized gains from investment activities--Class P                    --              --                 --              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                    (2,913,611)       (865,692)                --              --
---------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                              87,902,133     216,814,636         27,681,581      45,927,468
  Cost of shares repurchased                                       (57,367,488)   (201,120,454)       (15,310,574)    (40,122,582)
  Proceeds from dividends reinvested                                 2,844,335         850,571                 --              --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
   interest transactions                                            33,378,980      16,544,753         12,371,007       5,804,886
---------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                      161,250          59,611             10,757          64,746
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                       133,296,332      28,897,602         42,144,537      18,311,237
---------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of period                                              383,499,668     354,602,066         95,638,629      77,327,392
  End of period                                               $    516,796,000   $ 383,499,668   $    137,783,166   $  95,638,629
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $             --   $   2,648,994   $             --   $      48,531
---------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS - Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occured subsequent to the close of the foreign markets. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager, administrator and principal underwriter of the Portfolios, or by the relevant Portfolio investment sub-advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

REPURCHASE AGREEMENTS - The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. UBS PACE Global Fixed Income Investments amortizes premium on debt securities for financial reporting purposes only.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated using the Reuters spot rates at 12:00 p.m. Eastern Standard Time; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

OPTION WRITING - Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended January 31, 2004, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Global Fixed Income Investments was as follows:

                                            UBS PACE GOVERNMENT           UBS PACE STRATEGIC             UBS PACE GLOBAL
                                          SECURITIES FIXED INCOME            FIXED INCOME                  FIXED INCOME
                                                INVESTMENTS                   INVESTMENTS                   INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
                                          NUMBER OF      AMOUNT OF    NUMBER OF      AMOUNT OF                     AMOUNT OF
                                          CONTRACTS      PREMIUMS     CONTRACTS       PREMIUMS       NUMBER OF     PREMIUMS
                                            (000)        RECEIVED       (000)         RECEIVED       CONTRACTS     RECEIVED
----------------------------------------------------------------------------------------------------------------------------
Options outstanding at July 31, 2003         23,600    $   484,131       40,000    $   1,135,523           342    $   25,650
Options written                             120,000      1,734,000       50,600          465,645            --            --
Options terminated in closing purchase
  transactions                              (17,000)      (219,141)          --               --            --            --
Options expired prior to exercise                --             --      (23,600)        (378,253)         (342)      (25,650)
Options outstanding at January 31, 2004     126,600    $ 1,998,990       67,000    $   1,222,915            --    $       --

PURCHASED OPTIONS - Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

FUTURES CONTRACTS - Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

SHORT SALES "AGAINST THE BOX" - Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

REVERSE REPURCHASE AGREEMENTS - Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2004.

INTEREST RATE SWAP AGREEMENTS - Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

For the six months ended January 31, 2004, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

                                               RATE TYPE
          NOTIONAL                 ---------------------------------
           AMOUNT    TERMINATION   PAYMENTS MADE   PAYMENTS RECEIVED       UNREALIZED
           (000)        DATE        BY THE FUND       BY THE FUND         APPRECIATION
---------------------------------------------------------------------------------------
USD          8,200     06/16/09             4.000%             1.132%+    $      49,118
USD          8,000     06/18/10             0.560%             1.098%++          50,970
---------------------------------------------------------------------------------------
                                                                          $     100,088
---------------------------------------------------------------------------------------

+  Rate based on 3 month LIBOR (London Interbank Offered Rate).
++ Rate based on 1 month LIBOR (London Interbank Offered Rate).

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                                     RATE TYPE
                                         ----------------------------------
            NOTIONAL                                                              UNREALIZED
             AMOUNT     TERMINATION      PAYMENTS MADE     PAYMENTS RECEIVED     APPRECIATION
             (000)         DATES          BY THE FUND         BY THE FUND       (DEPRECIATION)
---------------------------------------------------------------------------------------------
USD          3,400       06/16/14            5.000%              1.132%+       $      (53,788)
USD          2,500       12/17/31            6.000               1.132+              (356,300)
USD          6,600       12/08/09            5.000               1.132+               (14,850)
USD          5,200       06/16/09            4.000               1.132+               103,987
USD          1,700       06/15/31            6.000               1.132+              (296,820)
GBP            400       06/15/06            5.500               4.294++               12,846
EUR          3,200       06/18/07            4.500               2.134+++             144,908
USD         20,500       03/15/07            4.000               1.132+               125,450
GBP          9,500       03/20/18            5.000               4.294++               34,475
JPY          2,000       06/18/13            1.600               0.065++++           (103,615)
GBP         11,000       09/15/04            4.000               4.294++             (613,206)
---------------------------------------------------------------------------------------------
                                                                               $   (1,016,913)
---------------------------------------------------------------------------------------------

+     Rate based on 3 Month LIBOR (London Interbank Offered Rate).
++    Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).
+++   Rate based on 6 Month LIBOR (EURO on Interbank Offered Rate).
++++  Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).
EUR   Euro Dollars.
GBP   Great Britain Pounds.
JPY   Japanese Yen.
USD   U.S. Dollars.

DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Trust has entered into an Investment Management and Administration Contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                           ANNUAL RATE
                                                                       AS A PERCENTAGE OF
                                                                        EACH PORTFOLIO'S
                     PORTFOLIO                                      AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                           0.35%
UBS PACE Government Securities Fixed Income Investments                     0.70%
UBS PACE Intermediate Fixed Income Investments                              0.60%
UBS PACE Strategic Fixed Income Investments                                 0.70%
UBS PACE Municipal Fixed Income Investments                                 0.60%
UBS PACE Global Fixed Income Investments                                    0.80%
UBS PACE Large Co Value Equity Investments                                  0.80%
UBS PACE Large Co Growth Equity Investments                                 0.80%
UBS PACE Small/Medium Co Value Equity Investments                           0.80%
UBS PACE Small/Medium Co Growth Equity Investments                          0.80%
UBS PACE International Equity Investments                                   0.90%
UBS PACE International Emerging Markets Equity Investments                  1.10%
--------------------------------------------------------------------------------------------

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                                 ANNUAL RATE
                                                                                                             AS A PERCENTAGE OF
                                                                                                              EACH PORTFOLIO'S
                 PORTFOLIO                                   INVESTMENT SUB-ADVISOR                       AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed             Pacific Investment Management Company LLC                       0.225%
  Income Investments
UBS PACE Intermediate Fixed Income Investments   BlackRock Financial Management, Inc.                    0.200% up to $120 million
                                                                                                         0.100% above $120 million
UBS PACE Strategic Fixed Income Investments      Pacific Investment Management Company LLC                       0.250%
UBS PACE Municipal Fixed Income Investments      Standish Mellon Asset Management Company LLC            0.200% up to $60 million
                                                                                                         0.150% above $60 million
UBS PACE Global Fixed Income Investments         Rogge Global Partners plc                                       0.250%
                                                 Fischer Francis Trees & Watts, Inc. (and affiliates)    0.250% up to $400 million
                                                                                                         0.200% above $400 million
UBS PACE Large Co Value Equity Investments       Institutional Capital Corp.                                     0.300%
                                                 Westwood Management Corp.                                       0.300%
                                                 SSgA Funds Management, Inc.                                     0.150%
UBS PACE Large Co Growth Equity Investments      GE Asset Management, Inc.                                       0.300%
                                                 Marsico Capital Management, LLC                                 0.300%
                                                 SSgA Funds Management, Inc.                                     0.150%
UBS PACE Small/Medium Co Value Equity            ICM Asset Management, Inc.                                      0.300%
  Investments                                    Ariel Capital Management, Inc.                                  0.300%

                                                                                                                 ANNUAL RATE
                                                                                                             AS A PERCENTAGE OF
                                                                                                              EACH PORTFOLIO'S
                 PORTFOLIO                                   INVESTMENT SUB-ADVISOR                       AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth                  Delaware Management Company                                     0.400%
  Equity Investments
UBS PACE International Equity                    Martin Currie Inc.                                      0.350% up to $150 million
  Investments                                                                                            0.300% above $150 million
                                                                                                             up to $250 million
                                                                                                         0.250% above $250 million
                                                                                                             up to $350 million
                                                                                                         0.200% above $350 million
UBS PACE International Emerging Markets          Baring International Investment Limited                         0.500%
  Equity Investments                             Gartmore Global Partners                                        0.500%
-----------------------------------------------------------------------------------------------------------------------------------

At January 31, 2004, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

                                                                                 AMOUNTS
                     PORTFOLIO                                                    OWED
------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                               $   38,908
UBS PACE Government Securities Fixed Income Investments                            281,630
UBS PACE Intermediate Fixed Income Investments                                     178,297
UBS PACE Strategic Fixed Income Investments                                        200,880
UBS PACE Municipal Fixed Income Investments                                        134,306
UBS PACE Global Fixed Income Investments                                           254,797
UBS PACE Large Co Value Equity Investments                                         662,406
UBS PACE Large Co Growth Equity Investments                                        445,465
UBS PACE Small/Medium Co Value Equity Investments                                  227,482
UBS PACE Small/Medium Co Growth Equity Investments                                 242,190
UBS PACE International Equity Investments                                          396,836
UBS PACE International Emerging Markets Equity Investments                         129,516
------------------------------------------------------------------------------------------

UBS Global AM has entered into a written  agreement  with each of UBS PACE
Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees through December 1, 2004 to the extent necessary to reflect the lower overall fees paid to the Portfolios' investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into additional fee waivers, effective December 1, 2003, whereby UBS Global AM has agreed to permanently reduce its management fee based on the Portfolio's average daily net assets of the Portfolio as follows: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.

For the six months ended January 31, 2004, UBS Global AM was contractually obligated to waive $381,529 and $135,996 in investment management and administration fees for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Investments, respectively. Additionally, for the six months ended January 31, 2004, UBS Global AM had the following voluntary fee waivers, reimbursements, and recoupments. The recoupments are included in the investment management and administration fees on the Statements of Operations. The fee waivers and reimbursements for the six months ended January 31, 2004, which are subject to repayment by the Portfolios through July 31, 2007, were as follows:

                                                                                     FEE
                                                                                   WAIVERS
                                                                                     AND
                                                                                    EXPENSE
                     PORTFOLIO                                                  REIMBURSEMENTS   RECOUPMENTS
------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                               $      229,727            --
UBS PACE Government Securities Fixed Income Investments                                267,552            --
------------------------------------------------------------------------------------------------------------

                                                                                     FEE
                                                                                   WAIVERS
                                                                                     AND
                                                                                    EXPENSE
                     PORTFOLIO                                                  REIMBURSEMENTS   RECOUPMENTS
------------------------------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                                  $       67,614            --
UBS PACE Strategic Fixed Income Investments                                             43,455   $     2,644
UBS PACE Municipal Fixed Income Investments                                            140,556            --
UBS PACE Global Fixed Income Investments                                               191,512            --
UBS PACE Large Co Value Equity Investments                                                  --           794
UBS PACE Large Co Growth Equity Investments                                              5,114         2,723
UBS PACE Small/Medium Co Value Equity Investments                                       10,720         1,444
UBS PACE Small/Medium Co Growth Equity Investments                                         995        15,147
UBS PACE International Equity Investments                                                   --         1,510
UBS PACE International Emerging Markets Equity Investments                              18,295         5,638
------------------------------------------------------------------------------------------------------------

UBS Global AM agreed to waive all or a portion of its investment management and administration fees and to reimburse certain operating expenses for the six months ended January 31, 2004 to maintain the total annual operating expenses at a level not to exceed the following:

                                                                                EFFECTIVE
                     PORTFOLIO                                                   12/01/03
--------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                       0.60%
UBS PACE Government Securities Fixed Income Investments--Class A                        1.08
UBS PACE Government Securities Fixed Income Investments--Class B                        1.84
UBS PACE Government Securities Fixed Income Investments--Class C                        1.62
UBS PACE Government Securities Fixed Income Investments--Class Y                        0.76
UBS PACE Government Securities Fixed Income Investments--Class P                        0.87
UBS PACE Intermediate Fixed Income Investments--Class A                                 1.07
UBS PACE Intermediate Fixed Income Investments--Class B                                 1.81
UBS PACE Intermediate Fixed Income Investments--Class C                                 1.56
UBS PACE Intermediate Fixed Income Investments--Class Y                                 0.81
UBS PACE Intermediate Fixed Income Investments--Class P                                 0.80
UBS PACE Strategic Fixed Income Investments--Class A                                    1.23
UBS PACE Strategic Fixed Income Investments--Class B                                    1.94
UBS PACE Strategic Fixed Income Investments--Class C                                    1.72
UBS PACE Strategic Fixed Income Investments--Class Y                                    1.03
UBS PACE Strategic Fixed Income Investments--Class P                                    0.93
UBS PACE Municipal Fixed Income Investments--Class A                                    0.96
UBS PACE Municipal Fixed Income Investments--Class B                                    1.71
UBS PACE Municipal Fixed Income Investments--Class C                                    1.48
UBS PACE Municipal Fixed Income Investments--Class Y                                    0.74
UBS PACE Municipal Fixed Income Investments--Class P                                    0.76
UBS PACE Global Fixed Income Investments--Class A                                       1.36
UBS PACE Global Fixed Income Investments--Class B                                       2.11
UBS PACE Global Fixed Income Investments--Class C                                       1.85
UBS PACE Global Fixed Income Investments--Class Y                                       1.05
UBS PACE Global Fixed Income Investments--Class P                                       1.13
UBS PACE Large Co Value Equity Investments--Class A                                     1.25
UBS PACE Large Co Value Equity Investments--Class B                                     2.05
--------------------------------------------------------------------------------------------

                                                                                EFFECTIVE
                     PORTFOLIO                                                  12/01/03
-------------------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments--Class C                                    2.04%
UBS PACE Large Co Value Equity Investments--Class Y                                    0.91
UBS PACE Large Co Value Equity Investments--Class P                                    1.02
UBS PACE Large Co Growth Equity Investments--Class A                                   1.30
UBS PACE Large Co Growth Equity Investments--Class B                                   2.16
UBS PACE Large Co Growth Equity Investments--Class C                                   2.11
UBS PACE Large Co Growth Equity Investments--Class Y                                   0.93
UBS PACE Large Co Growth Equity Investments--Class P                                   1.05
UBS PACE Small/Medium Co Value Equity Investments--Class A                             1.42
UBS PACE Small/Medium Co Value Equity Investments--Class B                             2.21
UBS PACE Small/Medium Co Value Equity Investments--Class C                             2.19
UBS PACE Small/Medium Co Value Equity Investments--Class Y                             1.19
UBS PACE Small/Medium Co Value Equity Investments--Class P                             1.16
UBS PACE Small/Medium Co Growth Equity Investments--Class A                            1.41
UBS PACE Small/Medium Co Growth Equity Investments--Class B                            2.27
UBS PACE Small/Medium Co Growth Equity Investments--Class C                            2.20
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                            1.29
UBS PACE Small/Medium Co Growth Equity Investments--Class P                            1.13
UBS PACE International Equity Investments--Class A                                     1.65
UBS PACE International Equity Investments--Class B                                     2.65
UBS PACE International Equity Investments--Class C                                     2.47
UBS PACE International Equity Investments--Class Y                                     1.22
UBS PACE International Equity Investments--Class P                                     1.40
UBS PACE International Emerging Markets Equity Investments--Class A                    2.26
UBS PACE International Emerging Markets Equity Investments--Class B                    3.03
UBS PACE International Emerging Markets Equity Investments--Class C                    3.05
UBS PACE International Emerging Markets Equity Investments--Class Y                    2.07
UBS PACE International Emerging Markets Equity Investments--Class P                    2.00
-------------------------------------------------------------------------------------------

Each Portfolio will reimburse UBS Global AM for any such payments during a three-year period to the extent that operating expenses are otherwise below the expense caps.

At January 31, 2004, the following Portfolios had remaining fee waivers and expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

                                                                    FEE WAIVERS/
                                                                      EXPENSE
                                                                   REIMBURSEMENTS    EXPIRES     EXPIRES     EXPIRES     EXPIRES
                                                                     SUBJECT TO     JULY 31,    JULY 31,    JULY 31,    JULY 31,
                     PORTFOLIO                                       REPAYMENT        2004         2005       2006        2007
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                  $    2,163,688   $ 375,953   $ 854,351   $ 703,657   $ 229,727
UBS PACE Government Securities Fixed Income Investments--Class A        1,018,568     175,001     411,547     329,289     102,731
UBS PACE Government Securities Fixed Income Investments--Class B           55,782       9,175      18,143      21,806       6,658
UBS PACE Government Securities Fixed Income Investments--Class C          350,961      60,513     144,546     108,668      37,234
UBS PACE Government Securities Fixed Income Investments--Class Y          271,853     105,283     125,580      32,896       8,094
UBS PACE Government Securities Fixed Income Investments--Class P        1,061,231     185,666     451,489     311,241     112,835
UBS PACE Intermediate Fixed Income Investments--Class A                   413,475      48,845     201,946     135,304      27,380
UBS PACE Intermediate Fixed Income Investments--Class B                    23,831       3,429       9,806       9,127       1,469
UBS PACE Intermediate Fixed Income Investments--Class C                    40,594       5,347      18,614      14,091       2,542
---------------------------------------------------------------------------------------------------------------------------------

                                                                    FEE WAIVERS/
                                                                   REIMBURSEMENTS    EXPIRES     EXPIRES     EXPIRES     EXPIRES
                                                                     SUBJECT TO     JULY 31,    JULY 31,    JULY 31,    JULY 31,
                     PORTFOLIO                                       REPAYMENT        2004         2005       2006        2007
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments--Class Y              $      8,736   $   1,468   $   4,297   $   2,534   $     437
UBS PACE Intermediate Fixed Income Investments--Class P                   421,866      21,675     175,698     188,707      35,786
UBS PACE Strategic Fixed Income Investments--Class A                       55,891       8,950      37,180       9,761          --
UBS PACE Strategic Fixed Income Investments--Class B                       11,025       3,888       4,145       2,935          57
UBS PACE Strategic Fixed Income Investments--Class C                       14,259       4,856       6,594       2,809          --
UBS PACE Strategic Fixed Income Investments--Class Y                          627         254         373          --          --
UBS PACE Strategic Fixed Income Investments--Class P                      549,356      29,513     244,498     231,947      43,398
UBS PACE Municipal Fixed Income Investments--Class A                      712,413     105,556     315,097     207,083      84,677
UBS PACE Municipal Fixed Income Investments--Class B                       44,385       8,856      19,479      12,234       3,816
UBS PACE Municipal Fixed Income Investments--Class C                      122,692      18,246      55,212      34,944      14,290
UBS PACE Municipal Fixed Income Investments--Class Y                        1,626         331         774         380         141
UBS PACE Municipal Fixed Income Investments--Class P                      262,751      32,675     112,387      80,057      37,632
UBS PACE Global Fixed Income Investments--Class A                         797,342     192,642     327,977     209,982      66,741
UBS PACE Global Fixed Income Investments--Class B                          16,540       7,745       5,154       2,650         991
UBS PACE Global Fixed Income Investments--Class C                          49,542      12,079      18,775      14,917       3,771
UBS PACE Global Fixed Income Investments--Class Y                          16,432       3,230       5,369       6,563       1,270
UBS PACE Global Fixed Income Investments--Class P                         940,412     214,244     321,052     286,377     118,739
UBS PACE Large Co Value Equity Investments--Class A                       545,250     104,167     289,771     151,312          --
UBS PACE Large Co Value Equity Investments--Class B                       140,789      44,656      62,121      34,012          --
UBS PACE Large Co Value Equity Investments--Class C                        97,784      28,323      45,332      24,129          --
UBS PACE Large Co Value Equity Investments--Class Y                        19,091         417       8,783       9,891          --
UBS PACE Large Co Value Equity Investments--Class P                       358,567      43,460     200,097     115,010          --
UBS PACE Large Co Growth Equity Investments--Class A                      366,704      69,131     186,548     111,025          --
UBS PACE Large Co Growth Equity Investments--Class B                       81,442      18,473      41,115      18,937       2,917
UBS PACE Large Co Growth Equity Investments--Class C                       69,267      13,786      34,220      19,064       2,197
UBS PACE Large Co Growth Equity Investments--Class Y                       19,336       1,609       9,514       8,213          --
UBS PACE Large Co Growth Equity Investments--Class P                      466,925      45,598     275,077     146,250          --
UBS PACE Small/Medium Co Value Equity Investments--Class A                 34,494       9,245       8,474      16,775          --
UBS PACE Small/Medium Co Value Equity Investments--Class B                  8,074       2,508       2,117       3,449          --
UBS PACE Small/Medium Co Value Equity Investments--Class C                  8,601       4,450       1,731       2,420          --
UBS PACE Small/Medium Co Value Equity Investments--Class Y                    751         452         299          --          --
UBS PACE Small/Medium Co Value Equity Investments--Class P                540,278      43,212     249,183     237,163      10,720
UBS PACE Small/Medium Co Growth Equity Investments--Class A                66,515      36,032      23,322       7,161          --
UBS PACE Small/Medium Co Growth Equity Investments--Class B                30,036      11,684      14,853       3,499          --
UBS PACE Small/Medium Co Growth Equity Investments--Class C                16,751       7,694       5,961       3,096          --
UBS PACE Small/Medium Co Growth Equity Investments--Class P               560,417      50,192     274,519     234,711         995
UBS PACE International Equity Investments--Class A                        216,351      93,091      89,472      33,788          --
UBS PACE International Equity Investments--Class B                         14,318       6,224       7,152         942          --
UBS PACE International Equity Investments--Class C                         29,361      11,804      12,374       5,183          --
UBS PACE International Equity Investments--Class P                         79,632      73,378       6,254          --          --
UBS PACE International Emerging Markets Equity Investments--Class A        53,186      13,149      31,012       9,025          --
UBS PACE International Emerging Markets Equity Investments--Class B        49,233      12,582      26,092      10,559          --
UBS PACE International Emerging Markets Equity Investments--Class C        28,745       7,682      16,187       4,876          --
UBS PACE International Emerging Markets Equity Investments--Class Y         2,508       1,211       1,225          72          --
UBS PACE International Emerging Markets Equity Investments--Class P     1,006,627     232,649     465,898     289,785      18,295
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE Small/Medium Co Growth Equity Investments Class Y and UBS PACE International Equity Investments Class Y have no remaining fee waivers and reimbursements subject to repayment.

At January 31, 2004, UBS Global AM owed (was owed by) certain Portfolios for fee waivers and reimbursements (recouped fee waivers and reimbursements) as follows:

                                                                                 AMOUNTS DUE
                     PORTFOLIO                                                     (OWED)
----------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                               $       35,729
UBS PACE Government Securities Fixed Income Investments                                 45,007
UBS PACE Intermediate Fixed Income Investments                                          11,520
UBS PACE Strategic Fixed Income Investments                                              7,367
UBS PACE Municipal Fixed Income Investments                                             23,224
UBS PACE Global Fixed Income Investments                                                29,908
UBS PACE Large Co Value Equity Investments                                              98,376
UBS PACE Large Co Growth Equity Investments                                             21,810
UBS PACE Small/Medium Co Value Equity Investments                                       (5,755)
UBS PACE Small/Medium Co Growth Equity Investments                                     (10,349)
UBS PACE International Equity Investments                                                 (649)
UBS PACE International Emerging Markets Equity Investments                              (4,969)
----------------------------------------------------------------------------------------------

During the six months ended January 31, 2004, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments paid $11,820, $15,690, $1,909 and $49,865, respectively, in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, and UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments paid $3,965 and $4,861, respectively, in brokerage commissions to UBS AG, for transactions executed on behalf of the respective Portfolios.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments) pay UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments Portfolios.

UBS Global AM also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At January 31, 2004, certain Portfolios owed UBS Global AM service and distribution fees, and for the six months ended January 31, 2004, certain Portfolios were informed by UBS Global AM that it had earned sales charges as follows:

                                                                                                       SALES CHARGES
                                                                                      SERVICE AND      EARNED FOR THE
                                                                                   DISTRIBUTION FEES     SIX MONTHS
                                                                                         OWED              ENDED
                                                                                     AT JANUARY 31,     JANUARY 31,
                     PORTFOLIO                                                           2004              2004
---------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A                   $          37,950   $       47,001
UBS PACE Government Securities Fixed Income Investments--Class B                               9,465           21,705
UBS PACE Government Securities Fixed Income Investments--Class C                              30,118            1,159
UBS PACE Intermediate Fixed Income Investments--Class A                                       21,766            4,567
UBS PACE Intermediate Fixed Income Investments--Class B                                        6,576           10,476
UBS PACE Intermediate Fixed Income Investments--Class C                                        6,903               67
UBS PACE Strategic Fixed Income Investments--Class A                                           5,563            1,636
UBS PACE Strategic Fixed Income Investments--Class B                                           6,959           10,173
UBS PACE Strategic Fixed Income Investments--Class C                                           6,790              685
UBS PACE Municipal Fixed Income Investments--Class A                                          31,754            8,355
UBS PACE Municipal Fixed Income Investments--Class B                                           5,152            9,972
UBS PACE Municipal Fixed Income Investments--Class C                                          17,775              408
UBS PACE Global Fixed Income Investments--Class A                                             37,992           17,972
UBS PACE Global Fixed Income Investments--Class B                                              1,889              904
UBS PACE Global Fixed Income Investments--Class C                                              6,352            1,268
UBS PACE Large Co Value Equity Investments--Class A                                           68,935           20,505
UBS PACE Large Co Value Equity Investments--Class B                                           38,842           38,403
UBS PACE Large Co Value Equity Investments--Class C                                           40,237              986
UBS PACE Large Co Growth Equity Investments--Class A                                          24,370           18,322
UBS PACE Large Co Growth Equity Investments--Class B                                           8,132            7,052
UBS PACE Large Co Growth Equity Investments--Class C                                          11,170              603
UBS PACE Small/Medium Co Value Equity Investments--Class A                                    10,959            8,802
UBS PACE Small/Medium Co Value Equity Investments--Class B                                     8,314            5,991
UBS PACE Small/Medium Co Value Equity Investments--Class C                                    12,391            1,318
UBS PACE Small/Medium Co Growth Equity Investments--Class A                                   14,961            4,624
UBS PACE Small/Medium Co Growth Equity Investments--Class B                                    4,306            2,815
UBS PACE Small/Medium Co Growth Equity Investments--Class C                                    9,001              329
UBS PACE International Equity Investments--Class A                                            21,598          164,324
UBS PACE International Equity Investments--Class B                                             1,141              203
UBS PACE International Equity Investments--Class C                                             7,509              157
UBS PACE International Emerging Markets Equity Investments--Class A                            2,861            4,291
UBS PACE International Emerging Markets Equity Investments--Class B                            1,741              877
UBS PACE International Emerging Markets Equity Investments--Class C                            4,074            6,356
---------------------------------------------------------------------------------------------------------------------

REDEMPTION FEES

UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments charge a 1.00% redemption fee if you sell or exchange Class A shares or sell Class Y shares less than 90 days after you purchase them. This amount will be paid to the applicable Portfolio, not to UBS Global AM. For the six months ended January 31, 2004 and for the year ended July 31, 2003, the redemption fees paid to UBS PACE International Equity Investments were $161,250 and $59,611, respectively, and the redemption fees paid to UBS PACE International Emerging Markets Equity Investments were $10,757 and $64,746, respectively. Cost of shares repurchased for the aforementioned Portfolios for the year ended July 31, 2003 have been restated in the "Statement of Changes" to conform to the current period presentation.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Global AM provided transfer agency and related services to each Portfolio pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Portfolio's transfer agent, and is compensated for these services by PFPC, not the Portfolios. Effective January 1, 2004, such delegated service are performed by UBS Financial Services Inc. UBS Financial Services Inc. is compensated for these services by PFPC.

For the six months ended January 31, 2004, UBS Global AM and UBS Financial Services Inc. received from PFPC, not the Portfolios, total transfer agency and related services fees paid by a Portfolio to PFPC as follows:

                     PORTFOLIO
----------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                         $      134,005
UBS PACE Intermediate Fixed Income Investments                                          78,802
UBS PACE Strategic Fixed Income Investments                                            114,374
UBS PACE Municipal Fixed Income Investments                                             33,792
UBS PACE Global Fixed Income Investments                                               147,236
UBS PACE Large Co Value Equity Investments                                             260,700
UBS PACE Large Co Growth Equity Investments                                            191,800
UBS PACE Small/Medium Co Value Equity Investments                                      151,088
UBS PACE Small/Medium Co Growth Equity Investments                                     160,190
UBS PACE International Equity Investments                                              164,493
UBS PACE International Emerging Markets Equity Investments                             114,382

For the six months ended January 31, 2004, each Portfolio accrued transfer agency and related services fees as follows:

                                                                                   TRANSFER
                     PORTFOLIO                                                   AGENCY FEES
----------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                               $      260,202
UBS PACE Government Securities Fixed Income Investments--Class A                        92,575
UBS PACE Government Securities Fixed Income Investments--Class B                        12,276
UBS PACE Government Securities Fixed Income Investments--Class C                        48,755
UBS PACE Government Securities Fixed Income Investments--Class Y                         7,582
UBS PACE Government Securities Fixed Income Investments--Class P                       141,967
UBS PACE Intermediate Fixed Income Investments--Class A                                 69,026
UBS PACE Intermediate Fixed Income Investments--Class B                                  6,307
UBS PACE Intermediate Fixed Income Investments--Class C                                  8,241
UBS PACE Intermediate Fixed Income Investments--Class Y                                  3,000
UBS PACE Intermediate Fixed Income Investments--Class P                                 95,260
UBS PACE Strategic Fixed Income Investments--Class A                                    12,647
UBS PACE Strategic Fixed Income Investments--Class B                                     5,168
UBS PACE Strategic Fixed Income Investments--Class C                                     5,904
UBS PACE Strategic Fixed Income Investments--Class Y                                       229
UBS PACE Strategic Fixed Income Investments--Class P                                   175,433
UBS PACE Municipal Fixed Income Investments--Class A                                    34,874
UBS PACE Municipal Fixed Income Investments--Class B                                     2,794
UBS PACE Municipal Fixed Income Investments--Class C                                     8,834
UBS PACE Municipal Fixed Income Investments--Class Y                                     1,305
UBS PACE Municipal Fixed Income Investments--Class P                                    31,919
UBS PACE Global Fixed Income Investments--Class A                                      117,215
UBS PACE Global Fixed Income Investments--Class B                                        4,579
UBS PACE Global Fixed Income Investments--Class C                                        8,903
----------------------------------------------------------------------------------------------

                                                                                   TRANSFER
                     PORTFOLIO                                                   AGENCY FEES
----------------------------------------------------------------------------------------------
UBS PACE Global Fixed Income Investments--Class Y                               $        3,927
UBS PACE Global Fixed Income Investments--Class P                                      177,375
UBS PACE Large Co Value Equity Investments--Class A                                    188,608
UBS PACE Large Co Value Equity Investments--Class B                                     55,612
UBS PACE Large Co Value Equity Investments--Class C                                     41,875
UBS PACE Large Co Value Equity Investments--Class Y                                      5,506
UBS PACE Large Co Value Equity Investments--Class P                                    241,691
UBS PACE Large Co Growth Equity Investments--Class A                                    89,502
UBS PACE Large Co Growth Equity Investments--Class B                                    16,644
UBS PACE Large Co Growth Equity Investments--Class C                                    16,633
UBS PACE Large Co Growth Equity Investments--Class Y                                       474
UBS PACE Large Co Growth Equity Investments--Class P                                   235,562
UBS PACE Small/Medium Co Value Equity Investments--Class A                              33,234
UBS PACE Small/Medium Co Value Equity Investments--Class B                              10,652
UBS PACE Small/Medium Co Value Equity Investments--Class C                              10,946
UBS PACE Small/Medium Co Value Equity Investments--Class Y                               2,285
UBS PACE Small/Medium Co Value Equity Investments--Class P                             225,572
UBS PACE Small/Medium Co Growth Equity Investments--Class A                             45,214
UBS PACE Small/Medium Co Growth Equity Investments--Class B                              7,511
UBS PACE Small/Medium Co Growth Equity Investments--Class C                              9,364
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                                333
UBS PACE Small/Medium Co Growth Equity Investments--Class P                            219,977
UBS PACE International Equity Investments--Class A                                     102,317
UBS PACE International Equity Investments--Class B                                       9,107
UBS PACE International Equity Investments--Class C                                      17,396
UBS PACE International Equity Investments--Class Y                                       7,550
UBS PACE International Equity Investments--Class P                                     243,838
UBS PACE International Emerging Markets Equity Investments--Class A                      9,123
UBS PACE International Emerging Markets Equity Investments--Class B                        935
UBS PACE International Emerging Markets Equity Investments--Class C                      3,200
UBS PACE International Emerging Markets Equity Investments--Class Y                        800
UBS PACE International Emerging Markets Equity Investments--Class P                    170,492
----------------------------------------------------------------------------------------------

SECURITIES LENDING

Each Portfolio may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program.

UBS Financial Services Inc. or UBS Securities LLC, which is the Portfolios' lending agent, received compensation from certain Portfolios for the six months ended January 31, 2004 as follows:

                        PORTFOLIO                                                COMPENSATION
----------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                         $        1,000
UBS PACE Intermediate Fixed Income Investments                                          11,685
UBS PACE Strategic Fixed Income Investments                                                468
UBS PACE Global Fixed Income Investments                                                   763
UBS PACE Large Co Value Equity Investments                                               4,712
UBS PACE Large Co Growth Equity Investments                                              2,838
UBS PACE Small/Medium Co Value Equity Investments                                        2,408
UBS PACE Small/Medium Co Growth Equity Investments                                       8,397
UBS PACE International Equity Investments                                               19,640
UBS PACE International Emerging Markets Equity Investments                              19,283
----------------------------------------------------------------------------------------------

For the six months ended January 31, 2004, certain Portfolios earned compensation from securities lending transactions net of fees, rebates and expenses as follows:

                        PORTFOLIO                                                COMPENSATION
----------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                         $        2,969
UBS PACE Intermediate Fixed Income Investments                                          34,712
UBS PACE Strategic Fixed Income Investments                                              1,389
UBS PACE Global Fixed Income Investments                                                 2,264
UBS PACE Large Co Value Equity Investments                                              14,010
UBS PACE Large Co Growth Equity Investments                                              8,441
UBS PACE Small/Medium Co Value Equity Investments                                        7,162
UBS PACE Small/Medium Co Growth Equity Investments                                      24,969
UBS PACE International Equity Investments                                               58,348
UBS PACE International Emerging Markets Equity Investments                              57,332
----------------------------------------------------------------------------------------------

At January 31, 2004, certain Portfolios owed UBS Securities LLC for security lending fees as follows:

                                                                                   AMOUNTS
                        PORTFOLIO                                                    OWED
----------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                         $          215
UBS PACE Intermediate Fixed Income Investments                                           2,064
UBS PACE Strategic Fixed Income Investments                                                 63
UBS PACE Global Fixed Income Investments                                                   273
UBS PACE Large Co Value Equity Investments                                                 985
UBS PACE Large Co Growth Equity Investments                                                461
UBS PACE Small/Medium Co Value Equity Investments                                          224
UBS PACE Small/Medium Co Growth Equity Investments                                       1,373
UBS PACE International Equity Investments                                                4,691
UBS PACE International Emerging Markets Equity Investments                               3,265
----------------------------------------------------------------------------------------------

At January 31, 2004, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had securities on loan having a market value of $24,824,413, $71,186,499 and $1,224,853, respectively. The custodian for UBS PACE Intermediate Fixed Income Investments and UBS PACE Strategic Fixed Income Investments held cash and cash equivalents as collateral for securities loaned of $47,604,500 and $264,600, respectively. In addition, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments and UBS PACE Strategic Fixed Income Investments held U.S. Government securities having an aggregate value of $25,067,316, $25,559,458 and $997,910, respectively as collateral for portfolio securities loaned as follows:

PRINCIPAL
 AMOUNT
  (000)                                                              MATURITY DATES   INTEREST RATES       VALUE
---------------------------------------------------------------------------------------------------------------------
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
$    19,430   Federal National Mortgage Association                     12/04/06          2.200%       $   19,314,003
      5,550   Federal National Mortgage Association                     09/02/08          4.000             5,753,313
                                                                                                       $   25,067,316
---------------------------------------------------------------------------------------------------------------------

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
$    10,850   Federal Home Loan Mortgage Corp.                          03/15/10          7.000%       $   12,955,551
      8,400   Federal Home Loan Mortgage Corp.                          07/15/04          3.000             8,478,683
      4,150   Federal National Mortgage Association                     12/04/06          2.200             4,125,224
                                                                                                       $   25,559,458
---------------------------------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
$       925   Federal Home Loan Mortgage Corp.                          07/15/05          7.000%       $      997,910
---------------------------------------------------------------------------------------------------------------------

BANK LINE OF CREDIT

Each of the Portfolios, with the exception of UBS PACE Money Market Investments, participated until September 10, 2003 with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Portfolios had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would have been charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the period August 1, 2003 through September 10, 2003, the Portfolios did not borrow under the Facility. For the period August 1, 2003 through September 10, 2003, the Portfolios paid commitment fees to UBS AG, Stamford Branch as follows:

                        PORTFOLIO                                               COMMITMENT FEE
----------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                         $        1,306
UBS PACE Intermediate Fixed Income Investments                                             941
UBS PACE Strategic Fixed Income Investments                                                834
UBS PACE Municipal Fixed Income Investments                                                716
UBS PACE Global Fixed Income Investments                                                   922
UBS PACE Large Co Value Equity Investments                                               2,318
UBS PACE Large Co Growth Equity Investments                                              1,532
UBS PACE Small/Medium Co Value Equity Investments                                          784
UBS PACE Small/Medium Co Growth Equity Investments                                         841
UBS PACE International Equity Investments                                                1,082
UBS PACE International Emerging Markets Equity Investments                                 286
----------------------------------------------------------------------------------------------

Effective September 10, 2003, UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments participate with other funds advised or sub-advised by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM, in a $50 million committed credit facility with JP Morgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Portfolios had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to the Portfolios at the federal funds rate in effect at the time of borrowings, plus 0.50%. For the period September 10, 2003 through January 31, 2004, the Portfolios did not borrow under the JPMorgan Chase Bank facility.

Effective November 21, 2003, each of the Portfolios, other than UBS PACE Money Market Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments, participates with other funds managed or advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Portfolios had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to the Portfolios at the federal funds rate in effect at the time of borrowings, plus 0.50%. For the period November 21, 2003 through January 31, 2004, the Portfolios did not borrow under the State Street Bank and Trust Company facility.

FEDERAL TAX STATUS

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes, which was the same for book purposes at January 31, 2004 were as follows:

                                                                         GROSS            GROSS              NET
                                                                      UNREALIZED       UNREALIZED        UNREALIZED
                     PORTFOLIO                                       APPRECIATION     DEPRECIATION      APPRECIATION
---------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments             $    5,608,680   $   (3,586,395)   $    2,022,285
UBS PACE Intermediate Fixed Income Investments                           6,171,325         (736,492)        5,434,833
UBS PACE Strategic Fixed Income Investments                             10,255,027       (1,572,729)        8,682,298
UBS PACE Municipal Fixed Income Investments                             10,579,208         (580,510)        9,998,698
UBS PACE Global Fixed Income Investments                                28,513,051       (1,505,688)       27,007,363
UBS PACE Large Co Value Equity Investments                             169,856,368       (8,132,364)      161,724,004
UBS PACE Large Co Growth Equity Investments                            107,650,085      (10,583,820)       97,066,265
UBS PACE Small/Medium Co Value Equity Investments                       98,423,671       (3,493,903)       94,929,768
UBS PACE Small/Medium Co Growth Equity Investments                      90,848,062       (8,471,185)       82,376,877
UBS PACE International Equity Investments                              106,080,749       (2,117,445)      103,963,304
UBS PACE International Emerging Markets Equity Investments              30,734,471       (1,317,557)       29,416,914
---------------------------------------------------------------------------------------------------------------------

For the six months ended January 31, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities and U.S. Government securities, were as follows:

                     PORTFOLIO                                                          PURCHASES          SALES
---------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                              $    16,553,293   $   24,328,551
UBS PACE Intermediate Fixed Income Investments                                            86,219,503       90,966,199
UBS PACE Strategic Fixed Income Investments                                               40,726,800       70,291,509
UBS PACE Municipal Fixed Income Investments                                               38,308,370       33,843,109
UBS PACE Global Fixed Income Investments                                                 215,976,116      209,913,546
UBS PACE Large Co Value Equity Investments                                               329,949,603      318,810,842
UBS PACE Large Co Growth Equity Investments                                              252,473,832      219,385,672
UBS PACE Small/Medium Co Value Equity Investments                                         49,523,324       49,200,682
UBS PACE Small/Medium Co Growth Equity Investments                                       124,636,627      108,306,799
UBS PACE International Equity Investments                                                153,887,801      141,393,649
UBS PACE International Emerging Markets Equity Investments                                89,536,635       76,351,610
---------------------------------------------------------------------------------------------------------------------

For the six months ended January 31, 2004, aggregate purchases and sales of U.S. Government securities, excluding short-term securities, were as follows:

                     PORTFOLIO                                                      PURCHASES             SALES
---------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                         $   2,704,158,873   $   2,761,308,738
UBS PACE Intermediate Fixed Income Investments                                        446,356,382         439,871,184
UBS PACE Strategic Fixed Income Investments                                           316,593,997         277,885,988
UBS PACE Global Fixed Income Investments                                              223,913,564         236,108,773
---------------------------------------------------------------------------------------------------------------------

Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar years substantially all of its net investment income, realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

At July 31, 2003, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

                                UBS PACE
                               GOVERNMENT         UBS PACE          UBS PACE          UBS PACE          UBS PACE
              UBS PACE         SECURITIES        INTERMEDIATE       STRATEGIC         MUNICIPAL          GLOBAL
FISCAL          MONEY             FIXED             FIXED             FIXED            FIXED              FIXED
YEAR            MARKET           INCOME            INCOME            INCOME            INCOME            INCOME
ENDING       INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
2005                    --                --                --                --                --                --
2006                    --                --   $     1,199,794                --                --                --
2007       $           192   $     2,840,027        19,336,984   $    10,996,041                --   $     4,356,224
2008                    --                --         3,620,638           413,371   $     2,788,344         1,235,103
2009                    --                --                --                --                --            20,824
2010                    --                --                --                --                --                --
2011                    --                --         9,353,216                --                --                --
TOTAL      $           192   $     2,840,027   $    33,510,632   $    11,409,412   $     2,788,344   $     5,612,151
--------------------------------------------------------------------------------------------------------------------

                                                                    UBS PACE                            UBS PACE
                                UBS PACE          UBS PACE           SMALL/                           INTERNATIONAL
              UBS PACE          LARGE CO            SMALL/          MEDIUM CO         UBS PACE          EMERGING
FISCAL        LARGE CO           GROWTH           MEDIUM CO          GROWTH         INTERNATIONAL        MARKETS
YEAR        VALUE EQUITY         EQUITY         VALUE EQUITY         EQUITY            EQUITY            EQUITY
ENDING       INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
2005                    --                --                --                --                --   $    24,759,036
2006                    --                --                --                --                --           308,374
2007                    --                --                --                --                --            16,232
2008                    --                --                --                --   $     9,995,177           246,462
2009       $    17,549,388                --                --                --                --         3,280,571
2010            35,942,379   $    89,314,031                --   $    15,743,758        46,322,650        20,071,109
2011            73,462,150       122,048,908   $     7,525,612        12,705,268        77,631,497        12,786,380
TOTAL      $   126,953,917   $   211,362,939   $     7,525,612   $    28,449,026   $   133,949,324   $    61,468,164
--------------------------------------------------------------------------------------------------------------------

Except for UBS PACE Money Market Investments and UBS PACE Large Co Value Equity Investments, the capital loss carryforwards for the other Portfolios include realized capital losses from the acquisition of certain other funds. These losses may be subject to annual limitations imposed by the Internal Revenue Code.

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on August 1, 2003:

                                                                                                          FOREIGN
                                                                                         CAPITAL          CURRENCY
                     PORTFOLIO                                                           LOSSES            LOSSES
---------------------------------------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                                        $    8,709,278   $        6,519
UBS PACE Large Co Value Equity Investments                                                28,877,074              939
UBS PACE Large Co Growth Equity Investments                                               17,317,701               --
UBS PACE Small/Medium Co Value Equity Investments                                          7,172,889               --
UBS PACE Small/Medium Co Growth Equity Investments                                        10,732,149               --
UBS PACE International Equity Investments                                                 33,911,340          174,923
---------------------------------------------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended July 31, 2003 were as follows:

                                                                                                         LONG TERM
                                                                      TAX-EXEMPT        ORDINARY          REALIZED
                     PORTFOLIO                                          INCOME           INCOME         CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                               --   $    1,175,404                --
UBS PACE Government Securities Fixed Income Investments                         --       16,319,388                --
UBS PACE Intermediate Fixed Income Investments                                  --       10,279,056                --
UBS PACE Strategic Fixed Income Investments                                     --       12,565,886                --
UBS PACE Municipal Fixed Income Investments                         $    9,337,716               --                --
UBS PACE Global Fixed Income Investments                                        --        9,476,555                --
UBS PACE Large Co Value Equity Investments                                      --        7,601,194                --
UBS PACE Small/Medium Co Value Equity Investments                               --               --    $   17,664,264
UBS PACE International Equity Investments                                       --          865,692                --
---------------------------------------------------------------------------------------------------------------------

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Portfolio's fiscal year ending July 31, 2004.

CAPITAL CONTRIBUTION FROM SUB-ADVISOR

On November 25, 2002, UBS PACELarge Co Growth Equity Investments recorded a capital contribution from SSgA Funds Management, Inc., one of the Portfolio's sub-advisors, in the amount of $9,848. This amount was paid by the sub-advisor in connection with losses incurred due to the disposition of a restricted security.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided in the Statement of Changes in Net Assets, were as follows:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        123,763   $    1,606,382           26,755   $      348,036            7,995   $      103,634
Shares repurchased              (1,700,266)     (22,083,158)        (228,521)      (2,966,600)        (397,853)      (5,172,889)
Shares converted from
 Class B to Class A                151,761        1,962,139         (151,798)      (1,962,139)              --               --
Dividends reinvested               133,402        1,733,661            7,549           98,095           33,535          436,136
Net increase (decrease)         (1,291,340)  $  (16,780,976)        (346,015)  $   (4,482,608)        (356,323)  $   (4,633,119)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         41,521   $      540,519        3,191,947   $   41,560,474
Shares repurchased                (383,014)      (4,981,119)      (2,292,640)     (29,822,564)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                17,793          230,973          251,957        3,276,419
Net increase (decrease)           (323,700)  $   (4,209,627)       1,151,264   $   15,014,329
---------------------------------------------------------------------------------------------

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                      2,845,988   $   37,216,430          400,556   $    5,242,748          225,640   $    2,957,154
Shares repurchased              (4,709,207)     (61,547,809)        (451,010)      (5,889,532)        (737,001)      (9,630,903)
Shares converted from
 Class B to Class A                 97,100        1,269,358          (97,107)      (1,269,358)              --               --
Dividends reinvested               322,231        4,203,988           25,575          333,684           87,297        1,139,794
Net increase (decrease)         (1,443,888)  $  (18,858,033)        (121,986)  $   (1,582,458)        (424,064)  $   (5,533,955)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        670,144   $    8,770,030        4,777,972   $   62,513,995
Shares repurchased                (911,014)     (11,906,603)      (4,503,593)     (58,944,871)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                54,306          707,949          524,158        6,841,138
Net increase (decrease)           (186,564)  $   (2,428,624)         798,537   $   10,410,262
---------------------------------------------------------------------------------------------

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        140,837   $    1,636,826           19,223   $      223,578            2,479   $       28,886
Shares repurchased              (1,527,393)     (17,705,092)        (142,517)      (1,656,754)        (157,650)      (1,830,072)
Shares converted from
 Class B to Class A                 95,756        1,107,663          (95,615)      (1,107,663)              --               --
Dividends reinvested                79,942          927,945            4,806           55,847            6,492           75,454
Net increase (decrease)         (1,210,858)  $  (14,032,658)        (214,103)  $   (2,484,992)        (148,679)  $   (1,725,732)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        286,617   $    3,322,095        4,111,404   $   47,821,281
Shares repurchased                (290,606)      (3,370,481)      (3,069,414)     (35,644,444)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                 1,990           23,104          257,841        2,994,758
Net increase (decrease)             (1,999)  $      (25,282)       1,299,831   $   15,171,595
---------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        780,440   $    8,953,388          151,878   $    1,744,343           62,808   $      716,497
Shares repurchased              (2,780,384)     (31,938,479)        (291,416)      (3,351,253)        (402,717)      (4,634,359)
Shares converted from
 Class B to Class A                 59,191          692,403          (59,095)        (692,403)              --               --
Dividends reinvested               212,661        2,430,611           15,792          180,476           18,953          216,744
Net increase (decrease)         (1,728,092)  $  (19,862,077)        (182,841)  $   (2,118,837)        (320,956)  $   (3,701,118)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        113,266   $    1,334,616        8,126,832   $   93,710,614
Shares repurchased                (200,627)      (2,327,463)      (4,760,855)     (54,789,901)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                 5,861           66,948          509,847        5,843,148
Net increase (decrease)            (81,500)  $     (925,899)       3,875,824   $   44,763,861
---------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        129,998   $    1,795,249           16,953   $      233,412            8,565   $      117,831
Shares repurchased                (473,921)      (6,535,507)        (127,014)      (1,749,439)         (65,041)        (895,884)
Shares converted from
 Class B to Class A                155,111        2,116,463         (155,193)      (2,116,463)              --               --
Dividends reinvested                18,406          254,110            4,847           66,790            6,552           90,430
Net increase (decrease)           (170,406)  $   (2,369,685)        (260,407)  $   (3,565,700)         (49,924)  $     (687,623)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         25,284   $      345,417        4,206,804   $   58,253,617
Shares repurchased                 (27,419)        (375,948)      (2,144,905)     (29,650,657)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                   560            7,728          284,386        3,928,209
Net increase (decrease)             (1,575)  $      (22,803)       2,346,285   $   32,531,169
---------------------------------------------------------------------------------------------

                                        CLASS A                           CLASS B                            CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES            AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        555,538   $    7,583,481          158,005   $    2,156,529           80,533   $    1,101,427
Shares repurchased                (717,408)      (9,783,007)        (483,068)      (6,637,065)        (311,108)      (4,233,128)
Shares converted from
 Class B to Class A                107,546        1,504,787         (107,599)      (1,504,787)              --               --
Dividends reinvested                55,274          754,849           26,276          357,699           23,446          319,658
Net increase (decrease)                950   $       60,110         (406,386)  $   (5,627,624)        (207,129)  $   (2,812,043)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        116,689   $    1,626,522        5,751,060   $   79,070,459
Shares repurchased                (102,682)      (1,417,114)      (6,070,379)     (83,212,153)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                 1,060           14,526          762,304       10,401,893
Net increase (decrease)             15,067   $      223,934          442,985   $    6,260,199
---------------------------------------------------------------------------------------------

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        214,766   $    2,727,673            5,237   $       66,947            3,614   $       46,074
Shares repurchased              (1,183,301)     (15,116,303)         (97,448)      (1,240,009)        (165,214)      (2,104,940)
Shares converted from
 Class B to Class A                 66,233          841,937          (66,233)        (841,937)              --               --
Dividends reinvested               120,014        1,532,578            2,982           38,098           21,329          272,378
Net increase (decrease)           (782,288)  $  (10,014,115)        (155,462)  $   (1,976,901)        (140,271)  $   (1,786,488)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                             --               --        2,143,870   $   27,293,184
Shares repurchased                      (6)  $          (73)      (1,402,230)     (17,811,726)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                   240            3,069           92,243        1,178,437
Net increase (decrease)                234   $        2,996          833,883   $   10,659,895
---------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        754,049   $    9,643,174           72,677   $      929,508           92,183   $    1,180,969
Shares repurchased              (2,037,522)     (26,072,258)        (277,541)      (3,541,475)        (270,242)      (3,451,508)
Shares converted from
 Class B to Class A                 39,929          514,127          (39,929)        (514,127)              --               --
Dividends reinvested               297,404        3,794,714            9,155          116,810           53,967          688,555
Net increase (decrease)           (946,140)  $  (12,120,243)        (235,638)  $   (3,009,284)        (124,092)  $   (1,581,984)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT            SHARES          AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                            255   $        3,336        1,867,803   $   23,941,873
Shares repurchased                 (10,384)        (131,519)      (1,345,713)     (17,238,161)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                   651            8,295          184,748        2,357,985
Net increase (decrease)             (9,478)  $     (119,888)         706,838   $    9,061,697
---------------------------------------------------------------------------------------------

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                         CLASS A                          CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        247,989   $    3,044,488           10,392   $      128,622           22,384   $      270,578
Shares repurchased              (1,272,001)     (15,476,333)         (17,403)        (211,384)         (64,627)        (786,125)
Shares converted from
 Class B to Class A                  6,903           82,556           (6,894)         (82,556)              --               --
Dividends reinvested               678,958        8,181,895            5,326           64,250           38,770          467,079
Net increase (decrease)           (338,151)  $   (4,167,394)          (8,579)  $     (101,068)          (3,473)  $      (48,468)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         36,680   $      450,581        3,048,730   $   37,282,360
Shares repurchased                (241,139)      (2,928,724)      (1,299,510)     (15,873,124)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                62,102          747,895          886,815       10,688,810
Net increase (decrease)           (142,357)  $   (1,730,248)       2,636,035   $   32,098,046
---------------------------------------------------------------------------------------------

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        669,882   $    7,945,112           92,932   $    1,081,165           67,416   $      788,311
Shares repurchased              (2,352,599)     (27,427,029)         (44,573)        (520,014)        (457,671)      (5,085,720)
Shares converted from
 Class B to Class A                 31,600          377,869          (31,557)        (377,869)              --               --
Dividends reinvested               297,495        3,426,044            1,959           22,614           13,901          160,153
Net increase (decrease)         (1,353,622)  $  (15,678,004)          18,761   $      205,896         (376,354)  $   (4,137,256)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        983,958   $   11,327,702        3,895,222   $   45,294,695
Shares repurchased                (911,145)     (10,519,812)      (2,917,868)     (33,537,334)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                32,718          378,389          325,359        3,753,519
Net increase (decrease)            105,531   $    1,186,279        1,302,713   $   15,510,880
---------------------------------------------------------------------------------------------

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        236,842   $    3,904,491           39,037   $      630,245           25,393   $      422,378
Shares repurchased              (2,329,656)     (37,974,688)        (361,110)      (5,888,680)        (394,521)      (6,450,311)
Shares converted from
 Class B to Class A                950,085       15,485,480         (953,530)     (15,485,480)              --               --
Dividends reinvested               142,366        2,423,068               --               --            1,315           22,414
Net increase (decrease)         (1,000,363)  $  (16,161,649)      (1,275,603)  $  (20,743,915)        (367,813)  $   (6,005,519)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         84,897   $    1,386,194        6,178,138   $  101,827,901
Shares repurchased                (270,073)      (4,415,735)      (2,636,555)     (43,476,854)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                24,599          418,676          306,705        5,217,047
Net increase (decrease)           (160,577)  $   (2,610,865)       3,848,288   $   63,568,094
---------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        848,994   $   12,288,350           96,469   $    1,362,365           97,347   $    1,376,190
Shares repurchased              (4,253,353)     (60,403,450)        (980,706)     (13,816,033)        (658,162)      (9,285,916)
Shares converted from
 Class B to Class A                570,266        8,111,970         (570,719)      (8,111,970)              --               --
Dividends reinvested               191,146        2,649,282               --               --            1,163           16,139
Net increase (decrease)         (2,642,947)  $  (37,353,848)      (1,454,956)  $  (20,565,638)        (559,652)  $   (7,893,587)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        709,902   $    9,892,150        8,353,062   $  119,429,703
Shares repurchased              (1,146,634)     (16,365,780)      (5,489,726)     (77,408,241)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                37,689          521,987          296,496        4,106,468
Net increase (decrease)           (399,043)  $   (5,951,643)       3,159,832   $   46,127,930
---------------------------------------------------------------------------------------------

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        398,278   $    5,361,962           19,696   $      260,383           22,947   $      305,929
Shares repurchased              (1,032,053)     (13,986,060)         (89,345)      (1,185,120)        (100,497)      (1,342,516)
Shares converted from
 Class B to Class A                 91,899        1,240,586          (93,922)      (1,240,586)              --               --
Net increase (decrease)           (541,876)  $   (7,383,512)        (163,571)  $   (2,165,323)         (77,550)  $   (1,036,587)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         91,448   $    1,235,845        7,477,398   $  102,529,135
Shares repurchased                (237,933)      (3,243,008)      (3,061,457)     (41,944,643)
Shares converted from
 Class B to Class A                     --               --               --               --
Net increase (decrease)           (146,485)  $   (2,007,163)       4,415,941   $   60,584,492
---------------------------------------------------------------------------------------------

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        734,158   $    8,268,488           68,750   $      779,925           61,582   $      687,907
Shares repurchased              (2,330,706)     (26,427,445)        (273,753)      (3,039,950)        (275,412)      (3,098,107)
Shares converted from
 Class B to Class A                 86,828          977,634          (88,281)        (977,634)              --               --
Net increase (decrease)         (1,509,720)  $  (17,181,323)        (293,284)  $   (3,237,659)        (213,830)  $   (2,410,200)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        752,558   $    8,530,609       10,627,629   $  122,662,181
Shares repurchased                (721,864)      (8,199,071)      (6,324,608)     (71,960,369)
Shares converted from
 Class B to Class A                     --               --               --               --
Net increase (decrease)             30,694   $      331,538        4,303,021   $   50,701,812
---------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        191,931   $    3,408,270           26,697   $      471,612           33,222   $      598,926
Shares repurchased                (417,116)      (7,548,959)         (47,045)        (819,357)         (62,138)      (1,108,175)
Shares converted from
 Class B to Class A                139,007        2,444,485         (141,716)      (2,444,485)              --               --
Net increase (decrease)            (86,178)  $   (1,696,204)        (162,064)  $   (2,792,230)         (28,916)  $     (509,249)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         63,993   $    1,141,822        2,121,988   $   38,668,762
Shares repurchased                 (20,592)        (375,060)      (1,351,258)     (24,655,768)
Shares converted from
 Class B to Class A                     --               --               --               --
Net increase (decrease)             43,401   $      766,762          770,730   $   14,012,994
---------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        943,906   $   13,670,551           83,177   $    1,218,700           26,365   $      388,505
Shares repurchased              (1,277,709)     (18,468,174)        (206,957)      (2,956,157)        (145,757)      (2,096,924)
Shares converted from
 Class B to Class A                 74,976        1,092,649          (76,163)      (1,092,649)              --               --
Dividends reinvested               210,662        2,907,132           59,422          809,328           64,021          871,966
Net increase (decrease)            (48,165)  $     (797,842)        (140,521)  $   (2,020,778)         (55,371)  $     (836,453)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         57,301   $      863,811        3,049,261   $   45,135,076
Shares repurchased                 (45,591)        (683,773)      (2,767,014)     (40,110,734)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                 5,942           82,295          910,874       12,624,719
Net increase (decrease)             17,652   $      262,333        1,193,121   $   17,649,061
---------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        183,387   $    2,577,553           34,690   $      475,063           13,785   $      191,756
Shares repurchased                (540,891)      (7,698,443)         (51,156)        (721,737)         (47,516)        (672,224)
Shares converted from
 Class B to Class A                 67,635          948,429          (69,142)        (948,429)              --               --
Net increase (decrease)           (289,869)  $   (4,172,461)         (85,608)  $   (1,195,103)         (33,731)  $     (480,468)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        149,699   $    2,144,049        2,662,992   $   38,381,001
Shares repurchased                 (59,995)        (869,379)      (1,736,069)     (25,070,744)
Shares converted from
 Class B to Class A                     --               --               --               --
Net increase (decrease)             89,704   $    1,274,670          926,923   $   13,310,257
---------------------------------------------------------------------------------------------

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                      1,375,207   $   15,435,015           33,999   $      380,736           27,378   $      294,325
Shares repurchased              (2,277,085)     (25,244,077)        (179,183)      (1,923,490)        (165,645)      (1,787,434)
Shares converted from
 Class B to Class A                 71,940          816,557          (73,203)        (816,557)              --               --
Net increase (decrease)           (829,938)  $   (8,992,505)        (218,387)  $   (2,359,311)        (138,267)  $   (1,493,109)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        105,643   $    1,288,951        4,027,835   $   45,323,638
Shares repurchased                 (27,474)        (328,661)      (3,843,079)     (42,332,379)
Shares converted from
 Class B to Class A                     --               --               --               --
Net increase (decrease)             78,169   $      960,290          184,756   $    2,991,259
---------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        769,903   $    8,340,989            5,938   $       69,274            3,498   $       40,352
Shares repurchased              (1,898,320)     (21,267,243)         (10,190)        (118,573)         (73,348)        (855,194)
Shares converted from
 Class B to Class A                 15,094          164,680          (15,310)        (164,680)              --               --
Dividends reinvested                28,230          349,771               --               --               --               --
Net increase (decrease)         (1,085,093)  $  (12,411,803)         (19,562)  $     (213,979)         (69,850)  $     (814,842)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        491,387   $    5,590,045        6,251,497   $   73,861,473
Shares repurchased                (628,715)      (7,224,028)      (2,366,524)     (27,902,450)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                23,808          294,738          177,836        2,199,826
Net increase (decrease)           (113,520)  $   (1,339,245)       4,062,809   $   48,158,849
---------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                      3,582,647   $   33,668,493           24,761   $      239,863           31,294   $      295,629
Shares repurchased              (4,292,358)     (40,138,363)         (60,550)        (555,262)        (183,101)      (1,704,742)
Shares converted from
 Class B to Class A                 44,469          422,399          (44,868)        (422,399)              --               --
Dividends reinvested                 5,443           49,747               --               --               --               --
Net increase (decrease)           (659,799)  $   (5,997,724)         (80,657)  $     (737,798)        (151,807)  $   (1,409,113)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                     10,900,515   $   99,623,426        8,869,169   $   82,987,225
Shares repurchased             (12,186,566)    (112,894,248)      (4,941,633)     (45,827,839)
Shares converted from
 Class B to Class A                     --               --               --               --
Dividends reinvested                19,594          178,699           68,216          622,125
Net increase (decrease)         (1,266,457)  $  (13,092,123)       3,995,752   $   37,781,511
---------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        231,327   $    2,338,385            7,946   $       80,243           79,542   $      775,730
Shares repurchased                (271,328)      (2,785,890)          (7,625)         (76,079)        (104,445)      (1,104,209)
Shares converted from
 Class B to Class A                 77,149          780,263          (78,898)        (780,263)              --               --
Net increase (decrease)             37,148   $      332,758          (78,577)  $     (776,099)         (24,903)  $     (328,479)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        458,005   $    4,853,261        1,870,358   $   19,633,962
Shares repurchased                (197,263)      (2,152,857)        (871,661)      (9,191,539)
Shares converted from
 Class B to Class A                     --               --               --               --
Net increase (decrease)            260,742   $    2,700,404          998,697   $   10,442,423
---------------------------------------------------------------------------------------------

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                      1,915,719   $   13,917,144            2,754   $       20,563           41,950   $      317,186
Shares repurchased              (1,888,208)     (13,915,155)         (88,822)        (644,460)         (66,888)        (477,662)
Shares converted from
 Class B to Class A                358,745        2,615,939         (365,508)      (2,615,939)              --               --
Net increase (decrease)            386,256   $    2,617,928         (451,576)  $   (3,239,836)         (24,938)  $     (160,476)
-------------------------------------------------------------------------------------------------------------------------------

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                      1,702,484   $   12,235,243        2,569,539   $   19,437,332
Shares repurchased              (1,607,563)     (11,652,100)      (1,801,370)     (13,433,205)
Shares converted from
 Class B to Class A                     --               --               --               --
Net increase (decrease)             94,921   $      583,143          768,169   $    6,004,127
---------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                 FOR THE SIX
                                                 MONTHS ENDED                        FOR THE YEARS ENDED JULY 31,
                                               JANUARY 31, 2004    --------------------------------------------------------------
                                                 (UNAUDITED)             2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        1.00    $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
Net investment income                                     0.002         0.009        0.021        0.053        0.054        0.047
Dividends from net investment income                     (0.002)       (0.009)      (0.021)      (0.053)      (0.054)      (0.047)

NET ASSET VALUE, END OF PERIOD                    $        1.00    $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 0.25%         0.96%        2.10%        5.44%        5.53%        4.85%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $     129,861    $  123,915   $  112,001   $   76,657   $   65,521   $   47,174
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.60%*        0.57%        0.50%        0.50%        0.50%        0.50%
Expenses to average net assets, before fee
  waivers and expense reimbursements                       0.95%*        1.13%        1.43%        1.00%        0.95%        1.07%
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                           0.48%*        0.94%        2.03%        5.26%        5.46%        4.70%
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                           0.13%*        0.38%        1.10%        4.76%        5.01%        4.13%
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for a period of less than one year has not been annualized. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS A
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      ---------------------------------       JULY 31,
                                                 (UNAUDITED)                   2003               2002       2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       12.81      $        13.08     $        12.84     $      12.65
Net investment income                                      0.19                0.33               0.64             0.39
Net realized and unrealized gains (losses)
  from investment activities, options
  written, short sales, swaps and futures                  0.29               (0.18)              0.29             0.18
Net increase from operations                               0.48                0.15               0.93             0.57
Dividends from net investment income                      (0.19)              (0.42)             (0.64)           (0.38)
Distributions from net realized gains from
  investment activities                                      --                  --              (0.05)              --
Total dividends and distributions                         (0.19)              (0.42)             (0.69)           (0.38)

NET ASSET VALUE, END OF PERIOD                    $       13.10      $        12.81     $        13.08     $      12.84
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 3.74%               1.13%              7.47%            4.61%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $     178,335      $      190,933     $      213,835     $    224,837
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.08%*              1.04%              0.96%            0.98%^^*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.19%*              1.20%              1.15%            1.14%^^*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                           2.89%*              2.57%              4.92%            6.09%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                           2.78%*              2.41%              4.73%            5.93%*
Portfolio turnover                                          476%                741%               369%             631%
-----------------------------------------------------------------------------------------------------------------------

*    Annualized.

^^ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

                                                                               CLASS B
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      ---------------------------------       JULY 31,
                                                 (UNAUDITED)                   2003               2002       2001(b)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       12.81      $        13.08     $        12.83     $      12.47
Net investment income                                      0.14                0.23               0.53             0.47
Net realized and unrealized gains (losses)
  from investment activities, options
  written, short sales, swaps and futures                  0.29               (0.18)              0.31             0.37
Net increase from operations                               0.43                0.05               0.84             0.84
Dividends from net investment income                      (0.14)              (0.32)             (0.54)           (0.48)
Distributions from net realized gains from
  investment activities                                      --                  --              (0.05)              --
Total dividends and distributions                         (0.14)              (0.32)             (0.59)           (0.48)

NET ASSET VALUE, END OF PERIOD                    $       13.10      $        12.81     $        13.08     $      12.83
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 3.34%               0.34%              6.63%            6.96%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      10,865      $       15,056     $       16,966     $     13,175
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.84%*              1.82%              1.76%            1.75%^^*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.94%*              1.94%              1.90%            1.90%^^*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                           2.11%*              1.79%              4.12%            5.31%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                           2.01%*              1.67%              3.99%            5.16%*
Portfolio turnover                                          476%                741%               369%             631%
-----------------------------------------------------------------------------------------------------------------------

                                                                               CLASS C
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      ---------------------------------       JULY 31,
                                                 (UNAUDITED)                   2003               2002       2001(c)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       12.82      $        13.09     $        12.84     $      12.33
Net investment income                                      0.15                0.26               0.57             0.49
Net realized and unrealized gains (losses)
  from investment activities, options
  written, short sales, swaps and futures                  0.29               (0.18)              0.30             0.51
Net increase from operations                               0.44                0.08               0.87             1.00
Dividends from net investment income                      (0.15)              (0.35)             (0.57)           (0.49)
Distributions from net realized gains from
  investment activities                                      --                  --              (0.05)              --
Total dividends and distributions                         (0.15)              (0.35)             (0.62)           (0.49)

NET ASSET VALUE, END OF PERIOD                    $       13.11      $        12.82     $        13.09     $      12.84
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 3.46%               0.59%              6.99%            8.26%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      46,712      $       50,245     $       56,849     $     57,745
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.62%*              1.57%              1.48%            1.49%^^*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.77%*              1.77%              1.73%            1.70%^^*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                           2.35%*              2.04%              4.40%            5.59%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                           2.20%*              1.84%              4.15%            5.38%*
Portfolio turnover                                          476%                741%               369%             631%
-----------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS Y
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      ---------------------------------       JULY 31,
                                                 (UNAUDITED)                   2003               2002       2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       12.80      $        13.07     $        12.84     $      12.65
Net investment income                                      0.21                0.37               0.68             0.39
Net realized and unrealized gains (losses)
  from investment activities, options
  written, short sales, swaps and futures                  0.29               (0.18)              0.29             0.20
Net increase from operations                               0.50                0.19               0.97             0.59
Dividends from net investment income                      (0.21)              (0.46)             (0.69)           (0.40)
Distributions from net realized gains from
  investment activities                                      --                  --              (0.05)              --
Total dividends and distributions                         (0.21)              (0.46)             (0.74)           (0.40)

NET ASSET VALUE, END OF PERIOD                    $       13.09      $        12.80     $        13.07     $      12.84
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 3.91%               1.46%              7.77%            4.77%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      12,601      $       16,466     $       19,250     $    133,649
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.76%*              0.72%              0.64%            0.66%^^*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       0.87%*              0.88%              0.80%            0.84%^^*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                           3.19%*              2.89%              5.32%            6.50%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                           3.08%*              2.73%              5.16%            6.32%*
Portfolio turnover                                          476%                741%               369%             631%
-----------------------------------------------------------------------------------------------------------------------

*    Annualized.

^^ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

^^^^ Includes 0.03%, 0.02% and 0.01% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001, July 31, 2000 and July 31, 1999, respectively.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                            CLASS P
                                   -----------------------------------------------------------------------------------------
                                     FOR THE SIX
                                     MONTHS ENDED                         FOR THE YEARS ENDED JULY 31,
                                   JANUARY 31, 2004    ---------------------------------------------------------------------
                                     (UNAUDITED)             2003          2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                              $       12.82    $    13.09    $    12.84     $    12.09     $    12.10     $    12.59
Net investment income                          0.20          0.36          0.67           0.84           0.73           0.68
Net realized and unrealized
  gains (losses) from investment
  activities, options written,
  short sales, swaps and futures               0.29         (0.18)         0.31           0.82           0.01          (0.43)
Net increase from operations                   0.49          0.18          0.98           1.66           0.74           0.25
Dividends from net investment
  income                                      (0.20)        (0.45)        (0.68)         (0.91)         (0.75)         (0.71)
Distributions from net realized
  gains from investment
  activities                                     --            --         (0.05)            --             --          (0.03)
Total dividends and distributions             (0.20)        (0.45)        (0.73)         (0.91)         (0.75)         (0.74)

NET ASSET VALUE, END OF PERIOD        $       13.11    $    12.82    $    13.09     $    12.84     $    12.09     $    12.10
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     3.85%         1.35%         7.84%         14.21%          6.36%          2.02%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                             $     227,241    $  207,466    $  201,378     $  195,546     $  198,918     $  191,719
Expenses to average net assets,
  net of fee waivers and expense
  reimbursements                               0.87%*        0.83%         0.70%          0.78%^^        0.87%^^        0.87%^^
Expenses to average net assets,
  before fee waivers and expense
  reimbursements                               0.97%*        0.98%         0.93%          0.87%^^        0.91%^^        0.93%^^
Net investment income to average
  net assets, net of fee waivers
  and expense reimbursements                   3.11%*        2.76%         5.18%          6.69%          6.12%          5.49%
Net investment income to average
  net assets, before fee waivers
  and expense reimbursements                   3.01%*        2.61%         4.95%          6.60%          6.08%          5.43%
Portfolio turnover                              476%          741%          369%           631%           585%           418%
----------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS A
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      ---------------------------------       JULY 31,
                                                 (UNAUDITED)                   2003              2002^       2001(a)^
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       11.46      $        11.13     $        12.32     $      12.16
Net investment income                                      0.15                0.33               0.75             0.35
Net realized and unrealized gains (losses)
  from investment activities, futures,
  short sales and foreign currency
  transactions and forward contracts                       0.22                0.34              (1.19)            0.16
Net increase (decrease) from operations                    0.37                0.67              (0.44)            0.51
Dividends from net investment income                      (0.15)              (0.34)             (0.75)           (0.35)

NET ASSET VALUE, END OF PERIOD                    $       11.68      $        11.46     $        11.13     $      12.32
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 3.22%               6.05%             (3.90)%           4.24%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $     101,550      $      113,500     $      129,520     $    157,341
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.07%*              1.03%              0.96%            0.97%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.12%*              1.14%              1.10%            1.03%*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                           2.50%*              2.86%              6.14%            5.77%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                           2.45%*              2.75%              6.00%            5.71%*
Portfolio turnover                                          156%                294%               121%              82%
-----------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                               CLASS B
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      ---------------------------------       JULY 31,
                                                 (UNAUDITED)                   2003              2002^       2001(b)^
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       11.47      $        11.15     $        12.33     $      12.03
Net investment income                                      0.10                0.24               0.65             0.41
Net realized and unrealized gains (losses)
  from investment activities, futures,
  short sales and foreign currency
  transactions and forward contracts                       0.23                0.33              (1.18)            0.30
Net increase (decrease) from operations                    0.33                0.57              (0.53)            0.71
Dividends from net investment income                      (0.10)              (0.25)             (0.65)           (0.41)

NET ASSET VALUE, END OF PERIOD                    $       11.70      $        11.47     $        11.15     $      12.33
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.91%               5.13%             (4.57)%           6.04%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $       7,558      $        9,871     $       11,626     $     15,168
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.81%*              1.79%              1.74%            1.74%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.84%*              1.87%              1.82%            1.78%*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                           1.76%*              2.10%              5.35%            4.99%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                           1.73%*              2.02%              5.27%            4.95%*
Portfolio turnover                                          156%                294%               121%              82%
-----------------------------------------------------------------------------------------------------------------------

                                                                               CLASS C
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      ---------------------------------       JULY 31,
                                                 (UNAUDITED)                   2003              2002^       2001(c)^
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       11.48      $        11.15     $        12.33     $      11.92
Net investment income                                      0.12                0.27               0.69             0.44
Net realized and unrealized gains (losses)
  from investment activities, futures,
  short sales and foreign currency
  transactions and forward contracts                       0.22                0.34              (1.19)            0.41
Net increase (decrease) from operations                    0.34                0.61              (0.50)            0.85
Dividends from net investment income                      (0.12)              (0.28)             (0.68)           (0.44)

NET ASSET VALUE, END OF PERIOD                    $       11.70      $        11.48     $        11.15     $      12.33
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.96%               5.49%             (4.31)%           7.20%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      10,780      $       12,281     $       15,508     $     19,529
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.56%*              1.53%              1.47%            1.48%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.60%*              1.63%              1.58%            1.54%*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                           2.02%*              2.37%              5.63%            5.26%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                           1.98%*              2.27%              5.52%            5.20%*
Portfolio turnover                                          156%                294%               121%              82%
-----------------------------------------------------------------------------------------------------------------------

                                                                                CLASS Y
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      -------------------------------         JULY 31,
                                                 (UNAUDITED)                2003               2002^         2001(a)^
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       11.47       $    11.14         $     12.33       $      12.16
Net investment income                                      0.17             0.36                0.78               0.36
Net realized and unrealized gains (losses)
  from investment activities, futures,
  short sales and foreign currency
  transactions and forward contracts                       0.21             0.34               (1.19)              0.17
Net increase (decrease) from operations                    0.38             0.70               (0.41)              0.53
Dividends from net investment income                      (0.16)           (0.37)              (0.78)             (0.36)
Distributions from net realized gains from
  investment activities                                      --               --                  --                 --
Total dividends and distributions                         (0.16)           (0.37)              (0.78)             (0.36)

NET ASSET VALUE, END OF PERIOD                    $       11.69       $    11.47         $     11.14       $      12.33
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 3.35%            6.32%              (3.64)%             4.45%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $       1,740       $    1,730         $     2,589       $      3,613
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.81%*           0.77%               0.71%              0.71%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       0.86%*           0.89%               0.84%              0.79%*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                           2.80%*           3.15%               6.39%              5.96%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                           2.75%*           3.03%               6.26%              5.88%*
Portfolio turnover                                          156%             294%                121%                82%
-----------------------------------------------------------------------------------------------------------------------

^^   The Portfolio made a distribution of less than $0.005 during the period.

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                     CLASS P
                                                 ----------------
                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                 JANUARY 31, 2004
                                                   (UNAUDITED)
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       11.47
Net investment income                                        0.16
Net realized and unrealized gains (losses)
  from investment activities, futures,
  short sales and foreign currency
  transactions and forward contracts                         0.22
Net increase (decrease) from operations                      0.38
Dividends from net investment income                        (0.16)
Distributions from net realized gains from
  investment activities                                        --
Total dividends and distributions                           (0.16)

NET ASSET VALUE, END OF PERIOD                      $       11.69
-----------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                   3.36%
-----------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $     230,129
Expenses to average net assets, net of fee
  waivers and expense reimbursements                         0.80%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                         0.83%*
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                             2.79%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                             2.76%*
Portfolio turnover                                            156%
-----------------------------------------------------------------

                                                                                   CLASS P
                                                 ----------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDED JULY 31,
                                                 ----------------------------------------------------------------------------
                                                        2003           2002^           2001^            2000             1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     11.14     $     12.33     $     11.82     $     11.98      $     12.35
Net investment income                                   0.36            0.77            0.74            0.70             0.63
Net realized and unrealized gains (losses)
  from investment activities, futures,
  short sales and foreign currency
  transactions and forward contracts                    0.34           (1.18)           0.56           (0.16)           (0.28)
Net increase (decrease) from operations                 0.70           (0.41)           1.30            0.54             0.35
Dividends from net investment income                   (0.37)          (0.78)          (0.79)          (0.70)           (0.64)
Distributions from net realized gains from
  investment activities                                   --              --              --            0.00^^         (0.08)
Total dividends and distributions                      (0.37)          (0.78)          (0.79)          (0.70)           (0.72)

NET ASSET VALUE, END OF PERIOD                   $     11.47     $     11.14     $     12.33     $     11.82      $     11.98
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              6.34%          (3.64)%         11.39%           4.74%            2.81%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $   210,860     $   161,702     $   127,718     $   134,102      $   139,043
Expenses to average net assets, net of fee
  waivers and expense reimbursements                    0.77%           0.70%           0.75%           0.78%            0.80%
Expenses to average net assets, before fee
  waivers and expense reimbursements                    0.87%           0.82%           0.77%           0.79%            0.80%
Net investment income to average net assets,
  net of fee waivers and expense
  reimbursements                                        3.10%           6.45%           6.07%           5.95%            5.26%
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements                                        3.00%           6.33%           6.05%           5.94%            5.26%
Portfolio turnover                                       294%            121%             82%             88%              89%
-----------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS A
                                               -------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED           FOR THE YEARS ENDED JULY 31,       PERIOD ENDED
                                               JANUARY 31, 2004      ----------------------------------      JULY 31,
                                                 (UNAUDITED)                    2003               2002      2001(a)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       13.44       $        13.16     $        12.91     $      12.53
Net investment income                                      0.17@                0.57@              0.58@            0.47
Net realized and unrealized gains from
  investment activities, futures, swaps,
  options written and foreign currency
  transactions and forward contracts                       0.60                 0.25               0.25             0.38
Net increase from operations                               0.77                 0.82               0.83             0.85
Dividends from net investment income                      (0.18)               (0.54)             (0.58)           (0.47)

NET ASSET VALUE, END OF PERIOD                    $       14.03       $        13.44     $        13.16     $      12.91
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.77%                6.22%              6.55%            6.93%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      25,595       $       26,814     $       26,242     $     29,899
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.19%+*              1.21%              1.14%            1.14%^^*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.17%*               1.25%              1.27%            1.21%^^*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                                  2.51%+*              4.13%              4.41%            5.52%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements from and recoupments to
  manager                                                  2.53%*               4.09%              4.28%            5.45%*
Portfolio turnover                                          134%                 357%               375%             519%
------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

+ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class A.

^^ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period January 30, 2001 (reissuance of shares) through July 31,
     2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                               CLASS B
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      ---------------------------------       JULY 31,
                                                 (UNAUDITED)                   2003               2002       2001(b)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       13.44      $        13.15     $        12.91     $      12.66
Net investment income                                      0.12@               0.48@              0.48@            0.30
Net realized and unrealized gains from
  investment activities, futures, swaps,
  options written and foreign currency
  transactions and forward contracts                       0.59                0.25               0.24             0.25
Net increase from operations                               0.71                0.73               0.72             0.55
Dividends from net investment income                      (0.13)              (0.44)             (0.48)           (0.30)

NET ASSET VALUE, END OF PERIOD                    $       14.02      $        13.44     $        13.15     $      12.91
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.31%               5.52%              5.66%            4.38%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $       8,065      $       11,227     $       16,337     $     17,078
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.94%*              1.93%              1.90%            1.91%^^*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.94%*              1.95%              1.93%            1.96%^^*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                                  1.79%*              3.49%              3.64%            4.73%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements from and recoupments to
  manager                                                  1.79%*              3.47%              3.61%            4.68%*
Portfolio turnover                                          134%                357%               375%             519%
------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS C
                                               ------------------------------------------------------------------------
                                                 FOR THE SIX                                                 FOR THE
                                                 MONTHS ENDED          FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               JANUARY 31, 2004      ---------------------------------       JULY 31,
                                                 (UNAUDITED)                   2003               2002       2001(c)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       13.44      $        13.16     $        12.91     $      12.43
Net investment income                                      0.14@               0.50@              0.51@            0.43
Net realized and unrealized gains from
  investment activities, futures, swaps,
  options written and foreign currency
  transactions and forward contracts                       0.59                0.25               0.25             0.48
Net increase from operations                               0.73                0.75               0.76             0.91
Dividends from net investment income                      (0.15)              (0.47)             (0.51)           (0.43)

NET ASSET VALUE, END OF PERIOD                    $       14.02      $        13.44     $        13.16     $      12.91
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.45%               5.69%              6.01%            7.43%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      10,598      $       10,827     $       13,325     $     16,743
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.69%*              1.70%              1.65%            1.65%^^*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.69%*              1.72%              1.70%            1.71%^^*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                                  2.02%*              3.67%              3.90%            5.00%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements from and recoupments to
  manager                                                  2.02%*              3.65%              3.85%            4.94%*
Portfolio turnover                                          134%                357%               375%             519%
-----------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS Y
                                                             -----------------------------------------------------------------
                                                               FOR THE SIX                                          FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,   PERIOD ENDED
                                                             JANUARY 31, 2004     -----------------------------     JULY 31,
                                                                (UNAUDITED)                2003            2002     2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       13.43     $       13.16   $       12.91   $      12.77
Net investment income                                                    0.19@             0.61@           0.61@          0.36
Net realized and unrealized gains (losses) from investment
  activities, futures, swaps, options written and foreign
  currency transactions and forward contracts                            0.60              0.23            0.25           0.14
Net increase from operations                                             0.79              0.84            0.86           0.50
Dividends from net investment income                                    (0.20)            (0.57)          (0.61)         (0.36)
Distributions from net realized gains from investment
  activities                                                               --                --              --             --
Total dividends and distributions                                       (0.20)            (0.57)          (0.61)         (0.36)

NET ASSET VALUE, END OF PERIOD                                  $       14.02     $       13.43   $       13.16   $      12.91
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               5.91%             6.39%           6.80%          3.98%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $         553     $         551   $         342   $        613
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 0.96%+*           0.98%           0.89%          0.88%^^*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 0.91%*            0.98%           0.99%          0.97%^^*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                             2.73%+*           4.19%           4.65%          5.74%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                             2.78%*            4.19%           4.55%          5.65%*
Portfolio turnover                                                        134%              357%            375%           519%
------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

+ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class Y.

^^ Includes 0.06% and 0.03% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001 and July 31, 1999, respectively.

^^^^ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                        CLASS P
                                                             --------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED          FOR THE YEARS ENDED JULY 31,
                                                             JANUARY 31, 2004    ------------------------------------
                                                                (UNAUDITED)            2003         2002         2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       13.44    $    13.16   $    12.91   $    12.21
Net investment income                                                    0.19@         0.61@        0.61@        0.73
Net realized and unrealized gains (losses) from investment
  activities, futures, swaps, options written and foreign
  currency transactions and forward contracts                            0.59          0.25         0.26         0.78
Net increase from operations                                             0.78          0.86         0.87         1.51
Dividends from net investment income                                    (0.20)        (0.58)       (0.62)       (0.81)
Distributions from net realized gains from investment
  activities                                                               --            --           --           --
Total dividends and distributions                                       (0.20)        (0.58)       (0.62)       (0.81)

NET ASSET VALUE, END OF PERIOD                                  $       14.02    $    13.44   $    13.16   $    12.91
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               5.85%         6.54%        6.86%       12.74%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $     296,097    $  252,219   $  241,140   $  210,444
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 0.93%*        0.90%        0.85%        0.91%^^
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 0.96%*        1.00%        0.96%        0.93%^^
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                             2.76%*        4.44%        4.70%        6.09%
Net investment income to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                             2.73%*        4.34%        4.59%        6.07%
Portfolio turnover                                                        134%          357%         375%         519%
---------------------------------------------------------------------------------------------------------------------

                                                                       CLASS P
                                                             ----------------------------

                                                             FOR THE YEARS ENDED JULY 31,
                                                             ----------------------------
                                                                     2000            1999
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $      12.33   $       13.32
Net investment income                                                0.73            0.69
Net realized and unrealized gains (losses) from investment
  activities, futures, swaps, options written and foreign
  currency transactions and forward contracts                       (0.13)          (0.64)
Net increase from operations                                         0.60            0.05
Dividends from net investment income                                (0.72)          (0.70)
Distributions from net realized gains from investment
  activities                                                           --           (0.34)
Total dividends and distributions                                   (0.72)          (1.04)

NET ASSET VALUE, END OF PERIOD                               $      12.21   $       12.33
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                           5.08%           0.21%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $    234,748   $     222,214
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager             0.85%           0.88%^^
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager             0.89%           0.92%^^
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                         6.04%           5.51%
Net investment income to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                         6.00%           5.47%
Portfolio turnover                                                    391%            202%
-----------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                        CLASS A
                                                             --------------------------------------------------------------
                                                                FOR THE SIX                                      FOR THE
                                                               MONTHS ENDED      FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                             JANUARY 31, 2004    ----------------------------    JULY 31,
                                                                (UNAUDITED)              2003          2002      2001(a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       12.56    $      12.70   $      12.52   $      12.43
Net investment income                                                    0.20            0.45           0.51           0.26
Net realized and unrealized gains (losses) from investment
  activities                                                             0.27           (0.14)          0.18           0.09
Net increase from operations                                             0.47            0.31           0.69           0.35
Dividends from net investment income                                    (0.20)          (0.45)         (0.51)         (0.26)

NET ASSET VALUE, END OF PERIOD                                  $       12.83    $      12.56   $      12.70   $      12.52
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               3.72%           2.42%          5.62%          2.86%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $     147,233    $    153,966   $    167,685   $    178,299
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                 0.96%*          0.93%          0.87%          0.88%*
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                 1.07%*          1.06%          1.05%          1.01%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                     3.03%*          3.49%          4.01%          4.16%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                     2.92%*          3.36%          3.83%          4.03%*
Portfolio turnover                                                         13%             42%            20%            68%
---------------------------------------------------------------------------------------------------------------------------

*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.

(b) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

                                                                                          CLASS B
                                                             --------------------------------------------------------------
                                                               FOR THE SIX                                       FOR THE
                                                               MONTHS ENDED      FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                             JANUARY 31, 2004    ----------------------------    JULY 31,
                                                               (UNAUDITED)               2003           2002     2001(b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       12.56    $      12.70   $      12.52   $      12.42
Net investment income                                                    0.15            0.35           0.41           0.19
Net realized and unrealized gains (losses) from investment
  activities                                                             0.27           (0.14)          0.18           0.10
Net increase from operations                                             0.42            0.21           0.59           0.29
Dividends from net investment income                                    (0.15)          (0.35)         (0.41)         (0.19)

NET ASSET VALUE, END OF PERIOD                                  $       12.83    $      12.56   $      12.70   $      12.52
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               3.32%           1.65%          4.81%          2.32%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       6,045    $      7,870   $     10,949   $     14,518
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                 1.71%*          1.68%          1.62%          1.63%*
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                 1.82%*          1.80%          1.80%          1.76%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                     2.28%*          2.75%          3.26%          3.41%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                     2.17%*          2.63%          3.08%          3.28%*
Portfolio turnover                                                         13%             42%            20%            68%
---------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS C
                                                             --------------------------------------------------------------
                                                               FOR THE SIX                                       FOR THE
                                                               MONTHS ENDED      FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                             JANUARY 31, 2004    ----------------------------    JULY 31,
                                                               (UNAUDITED)               2003           2002     2001(c)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       12.56    $      12.70   $      12.52   $      12.19
Net investment income                                                    0.16            0.38           0.44           0.31
Net realized and unrealized gains (losses) from investment
  activities                                                             0.27           (0.14)          0.18           0.33
Net increase from operations                                             0.43            0.24           0.62           0.64
Dividends from net investment income                                    (0.16)          (0.38)         (0.44)         (0.31)

NET ASSET VALUE, END OF PERIOD                                  $       12.83    $      12.56   $      12.70   $      12.52
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               3.45%           1.88%          5.07%          5.33%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      27,702    $     28,882   $     30,776   $     32,075
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                 1.48%*          1.45%          1.39%          1.40%*
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                 1.58%*          1.56%          1.57%          1.53%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                     2.51%*          2.96%          3.50%          3.65%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                     2.41%*          2.85%          3.32%          3.52%*
Portfolio turnover                                                         13%             42%            20%            68%
---------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS Y
                                                             -----------------------------------------------------------------
                                                               FOR THE SIX                                          FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,   PERIOD ENDED
                                                             JANUARY 31, 2004     -----------------------------     JULY 31,
                                                                (UNAUDITED)                2003            2002     2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       12.56     $       12.70   $       12.52   $      12.42
Net investment income                                                    0.21              0.48            0.54           0.24
Net realized and unrealized gains (losses) from investment
  activities                                                             0.27             (0.14)           0.18           0.10
Net increase from operations                                             0.48              0.34            0.72           0.34
Dividends from net investment income                                    (0.21)            (0.48)          (0.54)         (0.24)

NET ASSET VALUE, END OF PERIOD                                  $       12.83     $       12.56   $       12.70   $      12.52
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               3.83%             2.65%           5.87%          2.72%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $         201     $         194   $         316   $        399
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                 0.74%*            0.69%           0.63%          0.64%*
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                 0.88%*            0.85%           0.84%          0.83%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                     3.25%*            3.73%           4.25%          4.40%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                     3.11%*            3.57%           4.04%          4.21%*
Portfolio turnover                                                         13%               42%             20%            68%
------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Deutsche Asset Management, Inc. to Standish Mellon Asset Management Company LLC's predecessor on June 1, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

                                                                                     CLASS P
                                                             --------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED          FOR THE YEARS ENDED JULY 31,
                                                             JANUARY 31, 2004    ------------------------------------
                                                               (UNAUDITED)             2003         2002         2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       12.56    $    12.70   $    12.52   $    12.15
Net investment income                                                    0.21          0.47         0.54         0.55
Net realized and unrealized gains (losses) from investment
  activities                                                             0.27         (0.14)        0.18         0.42
Net increase from operations                                             0.48          0.33         0.72         0.97
Dividends from net investment income                                    (0.21)        (0.47)       (0.54)       (0.60)

NET ASSET VALUE, END OF PERIOD                                  $       12.83    $    12.56   $    12.70   $    12.52
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               3.82%         2.64%        5.86%        8.20%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      82,134    $   69,938   $   61,739   $   49,110
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                 0.76%*        0.72%        0.64%        0.76%
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                 0.86%*        0.84%        0.85         0.82%
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                     3.23%*        3.69%        4.24%        4.44%
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                     3.13%*        3.57%        4.03%        4.38%
Portfolio turnover                                                         13%           42%          20%          68%
---------------------------------------------------------------------------------------------------------------------

                                                                       CLASS P
                                                             ----------------------------
                                                             FOR THE YEARS ENDED JULY 31,
                                                             ----------------------------
                                                                  2000^              1999
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    12.44        $    12.70
Net investment income                                              0.57              0.56
Net realized and unrealized gains (losses) from investment
  activities                                                      (0.29)            (0.26)
Net increase from operations                                       0.28              0.30
Dividends from net investment income                              (0.57)            (0.56)

NET ASSET VALUE, END OF PERIOD                               $    12.15        $    12.44
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN1                                           2.37%             2.34%
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $   53,594        $   56,659
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                           0.85%             0.85%
Expenses to average net assets, before fee waivers and
  expense reimbursements                                           0.89%             0.89%
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                               4.68%             4.42%
Net investment income to average net assets, before fee
  waivers and expense reimbursements                               4.64%             4.38%
Portfolio turnover                                                   33%               11%
-----------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                        CLASS A
                                                             --------------------------------------------------------------
                                                                FOR THE SIX                                      FOR THE
                                                               MONTHS ENDED      FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                             JANUARY 31, 2004    ----------------------------    JULY 31,
                                                                (UNAUDITED)              2003           2002+    2001(a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       11.78    $      10.91   $      10.27   $      10.45
Net investment income                                                    0.11@           0.27@          0.35@          0.30
Net realized and unrealized gains (losses) from from
  investment activities, futures, options written and
  foreign currency transactions and forward contracts                    1.05            0.92           0.67          (0.18)
Net increase (decrease) from operations                                  1.16            1.19           1.02           0.12
Dividends from net investment income                                    (0.82)          (0.32)            --             --
Dividends from paid in capital                                             --              --          (0.38)         (0.30)
Total dividends                                                         (0.82)          (0.32)         (0.38)         (0.30)

NET ASSET VALUE, END OF PERIOD                                  $       12.12    $      11.78   $      10.91   $      10.27
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               9.94%          11.01%         10.20%          1.09%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $     177,108    $    176,124   $    177,870   $    190,838
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                 1.36%*          1.33%          1.24%          1.21%*
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                 1.43%*          1.45%          1.42%          1.41%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                     1.83%*          2.32%          3.40%          4.42%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                     1.76%*          2.20%          3.22%          4.22%*
Portfolio turnover                                                        127%            274%           328%           270%
---------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities, futures and forward foreign currency transactions per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B and from 3.15% to 2.89% for Class C. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                                          CLASS B
                                                             --------------------------------------------------------------
                                                               FOR THE SIX                                       FOR THE
                                                               MONTHS ENDED      FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                             JANUARY 31, 2004    ---------------------------     JULY 31,
                                                               (UNAUDITED)               2003          2002+     2001(b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       11.80    $      10.93   $      10.28   $      10.81
Net investment income                                                    0.07@           0.18@          0.27@          0.18
Net realized and unrealized gains (losses) from from
  investment activities, futures, options written and
  foreign currency transactions and forward contracts                    1.04            0.92           0.68          (0.54)
Net increase (decrease) from operations                                  1.11            1.10           0.95          (0.36)
Dividends from net investment income                                    (0.77)          (0.23)            --             --
Dividends from paid in capital                                             --              --          (0.30)         (0.17)
Total dividends                                                         (0.77)          (0.23)         (0.30)         (0.17)

NET ASSET VALUE, END OF PERIOD                                  $       12.14    $      11.80   $      10.93   $      10.28
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                               9.51%          10.16%          9.44%         (3.34)%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       2,194    $      2,233   $      1,863   $      2,381
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                 2.11%*          2.09%          2.01%          1.98%*
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                 2.20%*          2.21%          2.29%          2.55%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                     1.08%*          1.56%          2.65%          3.61%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                     0.99%*          1.44%          2.37%          3.04%*
Portfolio turnover                                                        127%            274%           328%           270%
---------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS C
                                                             --------------------------------------------------------------
                                                               FOR THE SIX                                       FOR THE
                                                               MONTHS ENDED      FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                             JANUARY 31, 2004    ---------------------------     JULY 31,
                                                               (UNAUDITED)               2003          2002+     2001(c)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       11.78    $      10.91   $      10.27   $      10.38
Net investment income                                                    0.08@           0.21@          0.30@          0.26
Net realized and unrealized gains (losses) from from
  investment activities, futures, options written and
  foreign currency transactions and forward contracts                    1.05            0.92           0.67          (0.11)
Net increase (decrease) from operations                                  1.13            1.13           0.97           0.15
Dividends from net investment income                                    (0.79)          (0.26)            --             --
Dividends from paid in capital                                             --              --          (0.33)         (0.26)
Total dividends                                                         (0.79)          (0.26)         (0.33)         (0.26)

NET ASSET VALUE, END OF PERIOD                                  $       12.12    $      11.78   $      10.91   $      10.27
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN1                                                 9.68%          10.43%          9.63%          1.45%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       9,869    $      9,633   $     13,025   $     13,632
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                 1.85%*          1.83%          1.76%          1.72%*
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                 1.92%*          1.97%          1.90%          1.90%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                     1.34%*          1.84%          2.89%          3.91%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                     1.27%*          1.70%          2.75%          3.73%*
Portfolio turnover                                                        127%            274%           328%           270%
---------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS Y
                                                             ------------------------------------------------------------------
                                                               FOR THE SIX                                           FOR THE
                                                               MONTHS ENDED       FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                             JANUARY 31, 2004     -----------------------------      JULY 31,
                                                               (UNAUDITED)                2003            2002+      2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       11.78     $      10.91     $      10.27    $      10.73
Net investment income                                                    0.13@            0.30@            0.36@           0.27
Net realized and unrealized gains (losses) from investment
  activities, futures, options written and foreign currency
  transactions and forward contracts                                     1.05             0.92             0.69           (0.46)
Net increase (decrease) from operations                                  1.18             1.22             1.05           (0.19)
Dividends from net investment income                                    (0.84)           (0.35)              --              --
Distributions from net realized gains from investment
  activities                                                               --               --               --              --
Dividends from paid in capital                                             --               --            (0.41)          (0.27)
Total dividends and distributions                                       (0.84)           (0.35)           (0.41)          (0.27)

NET ASSET VALUE, END OF PERIOD                                  $       12.12     $      11.78     $      10.91    $      10.27
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                             10.12%           11.34%           10.49%          (1.76)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      11,059     $     12,429     $     10,360    $      4,825
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                 1.05%*           1.04%            0.99%           0.95%*
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                 1.07%*           1.09%            1.08%           1.08%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                     2.14%*           2.61%            3.62%           4.69%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                     2.12%*           2.56%            3.53%           4.56%*
Portfolio turnover                                                        127%             274%             328%            270%
-------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities, futures and forward foreign currency transactions per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.88% to 3.62% for Class Y and from 3.95% to 3.68% for Class P. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                                               CLASS P
                                                              --------------------------------------------------------------------
                                                                FOR THE SIX
                                                                MONTHS ENDED                 FOR THE YEARS ENDED JULY 31,
                                                              JANUARY 31, 2004      ----------------------------------------------
                                                                (UNAUDITED)                 2003            2002+            2001^
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $       11.78      $      10.91     $      10.27     $      10.68
Net investment income                                                     0.12@             0.30@            0.38@            0.43
Net realized and unrealized gains (losses) from investment
  activities, futures, options written and foreign currency
  transactions and forward contracts                                      1.05              0.92             0.67            (0.35)
Net increase (decrease) from operations                                   1.17              1.22             1.05             0.08
Dividends from net investment income                                     (0.83)            (0.35)              --               --
Distributions from net realized gains from investment
  activities                                                                --                --               --               --
Dividends from paid in capital                                              --                --            (0.41)           (0.49)
Total dividends and distributions                                        (0.83)            (0.35)           (0.41)           (0.49)

NET ASSET VALUE, END OF PERIOD                                   $       12.12      $      11.78     $      10.91     $      10.27
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                              10.07%            11.31%           10.52%            0.71%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $     175,284      $    139,300     $    114,790     $     94,085
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                                  1.13%*            1.07%            0.95%            0.95%
Expenses to average net assets, before fee waivers and
  expense reimbursements                                                  1.28%*            1.30%            1.27%            1.17%
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                      2.06%*            2.57%            3.68%            4.23%
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                      1.91%*            2.34%            3.36%            4.01%
Portfolio turnover                                                         127%              274%             328%             270%
----------------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS P
                                                              -----------------------------
                                                              FOR THE YEARS ENDED JULY 31,
                                                              -----------------------------
                                                                      2000             1999
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $      11.82     $      12.25
Net investment income                                                 0.53             0.65
Net realized and unrealized gains (losses) from investment
  activities, futures, options written and foreign currency
  transactions and forward contracts                                 (1.10)            0.20
Net increase (decrease) from operations                              (0.57)            0.85
Dividends from net investment income                                 (0.42)           (0.81)
Distributions from net realized gains from investment
  activities                                                         (0.09)           (0.47)
Dividends from paid in capital                                       (0.06)              --
Total dividends and distributions                                    (0.57)           (1.28)

NET ASSET VALUE, END OF PERIOD                                $      10.68     $      11.82
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                          (4.97)%           6.49%
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $    100,831     $    101,143
Expenses to average net assets, net of fee waivers and
  expense reimbursements                                              0.95%            0.95%
Expenses to average net assets, before fee waivers and
  expense reimbursements                                              1.18%            1.17%
Net investment income to average net assets, net of fee
  waivers and expense reimbursements                                  4.50%            4.57%
Net investment income to average net assets, before fee
  waivers and expense reimbursements                                  4.27%            4.35%
Portfolio turnover                                                     170%             226%
-------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                             CLASS A
                                                             --------------------------------------------------------------------
                                                               FOR THE SIX                                            FOR THE
                                                               MONTHS ENDED       FOR THE YEARS ENDED JULY 31,      PERIOD ENDED
                                                             JANUARY 31, 2004     ----------------------------        JULY 31,
                                                               (UNAUDITED)                 2003             2002      2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       15.39     $       14.83    $       17.52    $       16.76
Net investment income (loss)                                             0.09              0.15             0.12             0.04
Net realized and unrealized gains (losses) from investment
  activities and futures                                                 2.31              0.55            (2.71)            0.72
Net increase (decrease) from operations                                  2.40              0.70            (2.59)            0.76
Dividends from net investment income                                    (0.14)            (0.14)           (0.10)              --

NET ASSET VALUE, END OF PERIOD                                  $       17.65     $       15.39    $       14.83    $       17.52
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              15.65%             4.82%          (14.85)%           4.53%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $     322,859     $     296,936    $     325,252    $     447,486
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.22%*            1.21%            1.14%            1.13%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.30%*            1.33%            1.28%            1.25%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                 1.04%*            1.01%            0.71%            0.54%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                 0.96%*            0.89%            0.57%            0.42%*
Portfolio turnover                                                         36%               72%              79%             148%
---------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

+ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class B and Class C.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                                            CLASS B
                                                            --------------------------------------------------------------------
                                                              FOR THE SIX                                            FOR THE
                                                              MONTHS ENDED        FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                            JANUARY 31, 2004     ------------------------------      JULY 31,
                                                              (UNAUDITED)                 2003             2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       15.34     $       14.75    $       17.46    $       16.76
Net investment income (loss)                                            0.01              0.02            (0.02)           (0.02)
Net realized and unrealized gains (losses) from investment
  activities and futures                                                2.31              0.57            (2.69)            0.72
Net increase (decrease) from operations                                 2.32              0.59            (2.71)            0.70
Dividends from net investment income                                      --                --               --               --

NET ASSET VALUE, END OF PERIOD                                 $       17.66     $       15.34    $       14.75    $       17.46
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             15.12%             4.00%          (15.52)%           4.18%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $      44,870     $      58,523    $      77,722    $     131,700
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                2.05%+*           2.01%            1.92%            1.90%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                2.13%*            2.13%            2.06%            2.04%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                0.21%+*           0.21%           (0.07)%          (0.22)%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                0.13%*            0.09%           (0.21)%          (0.38)%*
Portfolio turnover                                                        36%               72%              79%             148%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS C
                                                            --------------------------------------------------------------------
                                                              FOR THE SIX                                            FOR THE
                                                              MONTHS ENDED        FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                            JANUARY 31, 2004     ------------------------------      JULY 31,
                                                              (UNAUDITED)                 2003             2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       15.34     $       14.75    $       17.46    $       16.76
Net investment income (loss)                                            0.02              0.03            (0.02)           (0.02)
Net realized and unrealized gains (losses) from investment
  activities and futures                                                2.31              0.57            (2.69)            0.72
Net increase (decrease) from operations                                 2.33              0.60            (2.71)            0.70
Dividends from net investment income                                   (0.01)            (0.01)              --               --

NET ASSET VALUE, END OF PERIOD                                 $       17.66     $       15.34    $       14.75    $       17.46
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             15.18%             4.04%          (15.52)%           4.18%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $      46,969     $      46,437    $      52,912    $      76,977
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                2.01%+*           2.00%            1.92%            1.89%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                2.09%*            2.12%            2.06%            2.04%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                0.25%+*           0.22%           (0.07)%          (0.21)%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                0.17%*            0.10%           (0.21)%          (0.38)%*
Portfolio turnover                                                        36%               72%              79%             148%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS Y
                                                            --------------------------------------------------------------------
                                                              FOR THE SIX                                            FOR THE
                                                              MONTHS ENDED        FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                            JANUARY 31, 2004     ------------------------------      JULY 31,
                                                              (UNAUDITED)                 2003             2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       15.41     $       14.85    $       17.54    $       17.15
Net investment income                                                   0.13              0.20             0.16             0.06
Net realized and unrealized gains
  (losses) from investment
  activities and futures                                                2.31              0.55            (2.71)            0.33
Net increase (decrease) from
  operations                                                            2.44              0.75            (2.55)            0.39
Dividends from net investment income                                   (0.19)            (0.19)           (0.14)              --
Distributions from net realized
  gains from investment activities                                        --                --               --               --
Total dividends and distributions                                      (0.19)            (0.19)           (0.14)              --

NET ASSET VALUE, END OF PERIOD                                 $       17.66     $       15.41    $       14.85    $       17.54
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             15.88%             5.19%          (14.63)%           2.27%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $      38,926     $      36,448    $      41,046    $      39,612
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements from manager                                           0.85%*            0.87%            0.84%            0.85%*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements from manager                                           0.94%*            0.97%            0.93%            0.93%*
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements from manager                                   1.41%*            1.35%            0.99%            0.80%*
Net investment income to average
  net assets, before fee waivers and
  expense reimbursements from manager                                   1.32%*            1.25%            0.90%            0.72%*
Portfolio turnover                                                        36%               72%              79%             148%
--------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

^ Investment advisory functions for this Portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000. SSgA Funds Management, Inc. assumed investment advisory functions with respect to a portion of the Portfolio on October 10, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

                                                                                   CLASS P
                                          ------------------------------------------------------------------------------------
                                            FOR THE SIX
                                            MONTHS ENDED                        FOR THE YEARS ENDED JULY 31,
                                          JANUARY 31, 2004    ----------------------------------------------------------------
                                            (UNAUDITED)             2003         2002         2001^        2000^          1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $       15.40    $    14.84   $    17.54    $    16.35   $    21.14    $    20.27
Net investment income                                 0.10          0.17         0.15          0.17         0.15          0.13
Net realized and unrealized gains
  (losses) from investment
  activities and futures                              2.33          0.57        (2.71)         1.18        (3.17)         2.34
Net increase (decrease) from
  operations                                          2.43          0.74        (2.56)         1.35        (3.02)         2.47
Dividends from net investment income                 (0.19)        (0.18)       (0.14)        (0.16)       (0.14)        (0.14)
Distributions from net realized
  gains from investment activities                      --            --           --            --        (1.63)        (1.46)
Total dividends and distributions                    (0.19)        (0.18)       (0.14)        (0.16)       (1.77)        (1.60)

NET ASSET VALUE, END OF PERIOD               $       17.64    $    15.40   $    14.84    $    17.54   $    16.35    $    21.14
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                           15.79%         5.09%      (14.68)%        8.32%      (14.74)%       12.82%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $     526,308    $  400,188   $  338,732    $  348,068   $  335,294    $  375,465
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements from manager                         0.95%*        0.97%        0.89%         0.88%        0.96%         0.96%
Expenses to average net assets,
  before fee waivers and expense
  reimbursements from manager                         1.04%*        1.07%        1.03%         0.94%        0.96%         0.96%
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements from manager                 1.31%*        1.24%        0.96%         0.99%        0.85%         0.71%
Net investment income to average
  net assets, before fee waivers and
  expense reimbursements from manager                 1.22%*        1.14%        0.82%         0.93%        0.85%         0.71%
Portfolio turnover                                      36%           72%          79%          148%         195%           40%
------------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                          CLASS A
                                                           ---------------------------------------------------------------------
                                                             FOR THE SIX                                             FOR THE
                                                             MONTHS ENDED         FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                           JANUARY 31, 2004      ------------------------------      JULY 31,
                                                             (UNAUDITED)                 2003+             2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $       12.78      $       11.49    $       16.86    $       21.61
Net investment loss                                                   (0.03)@            (0.05)@          (0.08)@          (0.05)
Net realized and unrealized gains (losses) from investment
  activities                                                           1.56               1.34            (5.29)           (4.70)
Net increase (decrease) from operations                                1.53               1.29            (5.37)           (4.75)

NET ASSET VALUE, END OF PERIOD                                $       14.31      $       12.78    $       11.49    $       16.86
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                            11.97%             11.23%          (31.85)%         (21.98)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $     114,693      $     109,326    $     115,625    $     208,102
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager               1.30%^^*           1.25%            1.14%            1.11%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager               1.34%*             1.40%            1.31%            1.25%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                          (0.51)%^^*         (0.46)%          (0.52)%          (0.54)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                          (0.55)%*           (0.61)%          (0.69)%          (0.68)%*
Portfolio turnover                                                       38%               107%              57%              64%
--------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@   Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

^^ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class A.

                                                                                              CLASS B
                                                             --------------------------------------------------------------------
                                                               FOR THE SIX                                            FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                             JANUARY 31, 2004     ------------------------------      JULY 31,
                                                               (UNAUDITED)                2003+             2002      2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       12.53     $       11.36    $       16.80    $       21.61
Net investment loss                                                     (0.09)@           (0.15)@          (0.19)@          (0.15)
Net realized and unrealized gains (losses) from investment
  activities                                                             1.53              1.32            (5.25)           (4.66)
Net increase (decrease) from operations                                  1.44              1.17            (5.44)           (4.81)

NET ASSET VALUE, END OF PERIOD                                  $       13.97     $       12.53    $       11.36    $       16.80
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              11.49%            10.30%          (32.38)%         (22.26)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       9,428     $      10,503    $      12,853    $      29,814
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.16%*            2.09%            1.94%            1.88%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.26%*            2.31%            2.20%            2.09%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (1.37)%*          (1.29)%          (1.32)%          (1.32)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (1.47)%*          (1.51)%          (1.58)%          (1.53)%*
Portfolio turnover                                                         38%              107%              57%              64%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS C
                                                            --------------------------------------------------------------------
                                                              FOR THE SIX                                            FOR THE
                                                              MONTHS ENDED        FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                            JANUARY 31, 2004     ------------------------------      JULY 31,
                                                              (UNAUDITED)                2003+             2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       12.54     $       11.36    $       16.81    $       21.61
Net investment loss                                                    (0.09)@           (0.14)@          (0.19)@          (0.14)
Net realized and unrealized gains (losses) from investment
  activities                                                            1.53              1.32            (5.26)           (4.66)
Net increase (decrease) from operations                                 1.44              1.18            (5.45)           (4.80)

NET ASSET VALUE, END OF PERIOD                                 $       13.98     $       12.54    $       11.36    $       16.81
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             11.48%            10.39%          (32.42)%         (22.21)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $      12,968     $      12,598    $      13,845    $      25,005
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                2.11%*            2.05%            1.92%            1.87%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                2.19%*            2.24%            2.15%            2.07%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                           (1.32)%*          (1.26)%          (1.29)%          (1.31)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from and recoupments              (1.40)%*          (1.45)%          (1.52)%          (1.51)%*
  to manager
Portfolio turnover                                                        38%              107%              57%              64%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS Y
                                                           --------------------------------------------------------------------
                                                             FOR THE SIX                                            FOR THE
                                                             MONTHS ENDED        FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                           JANUARY 31, 2004     ------------------------------      JULY 31,
                                                             (UNAUDITED)               2003++             2002      2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $       12.88     $       11.54    $       16.88    $       20.02
Net investment loss                                                   (0.01)@           (0.01)@          (0.03)@          (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                                1.58              1.35            (5.31)           (3.12)
Net increase (decrease) from operations                                1.57              1.34            (5.34)           (3.14)
Distributions from net realized gains from investment
  activities                                                             --                --               --               --

NET ASSET VALUE, END OF PERIOD                                $       14.45     $       12.88    $       11.54    $       16.88
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                            12.19%            11.61%          (31.64)%         (15.63)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $      24,625     $      23,829    $      20,990    $      29,634
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                              0.89%*            0.90%            0.85%            0.85%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                                  0.94%*            0.98%            0.95%            0.91%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from manager                     (0.10)%*          (0.11)%          (0.23)%          (0.27)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from manager                     (0.15)%*          (0.19)%          (0.33)%          (0.33)%*
Portfolio turnover                                                       38%              107%              57%              64%
-------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. on October 10, 2000.

++ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@   Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 15, 2001 (commencement of issuance) through July 31, 2001.

                                                                                   CLASS P
                                          --------------------------------------------------------------------------------------
                                             FOR THE SIX
                                             MONTHS ENDED                           FOR THE YEARS ENDED JULY 31,
                                           JANUARY 31, 2004    -----------------------------------------------------------------
                                             (UNAUDITED)          2003++          2002         2001+          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $       12.85     $   11.53    $    16.88    $    29.70    $    25.88    $    22.99
Net investment loss                                  (0.01)@       (0.03)@       (0.04)@       (0.07)        (0.12)        (0.05)
Net realized and unrealized gains
  (losses) from investment activities                 1.58          1.35         (5.31)        (9.42)         4.69          4.44
Net increase (decrease) from operations               1.57          1.32         (5.35)        (9.49)         4.57          4.39
Distributions from net realized gains
  from investment activities                            --            --            --         (3.33)        (0.75)        (1.50)

NET ASSET VALUE, END OF PERIOD               $       14.42     $   12.85    $    11.53    $    16.88    $    29.70    $    25.88
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                           12.22%        11.45%       (31.69)%      (34.17)%       17.76%        19.66%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $     500,925     $ 389,805    $  299,959    $  333,003    $  436,806    $  379,988
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements from manager                         0.99%*        1.01%         0.91%         0.89%         0.94%         0.97%
Expenses to average net assets,
  before fee waivers and expense
  reimbursements from manager                         1.04%*        1.10%         1.05%         0.94%         0.94%         0.97%
Net investment loss to average net
  assets, net of fee waivers and
  expense reimbursements from manager                (0.20)%*      (0.22)%       (0.28)%       (0.36)%       (0.42)%       (0.24)%
Net investment loss to average net
  assets, before fee waivers and
  expense reimbursements from manager                (0.25)%*      (0.31)%       (0.42)%       (0.41)%       (0.42)%       (0.24)%
Portfolio turnover                                      38%          107%           57%           64%           59%           43%
--------------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                              CLASS A
                                                             -------------------------------------------------------------------
                                                               FOR THE SIX                                            FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                             JANUARY 31, 2004     ------------------------------      JULY 31,
                                                               (UNAUDITED)                 2003             2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       16.49     $       16.10    $       17.00    $      13.91
Net investment income (loss)                                            (0.03)@           (0.04)@          (0.05)           0.03
Net realized and unrealized gains (losses) from
  investment activities                                                  3.26              1.57            (0.79)           3.06
Net increase (decrease) from operations                                  3.23              1.53            (0.84)           3.09
Dividends from net investment income                                       --                --            (0.04)             --
Distributions from net realized gains from
  investment activities                                                    --             (1.14)           (0.02)             --
Total dividends and distributions                                          --             (1.14)           (0.06)             --

NET ASSET VALUE, END OF PERIOD                                  $       19.72     $       16.49    $       16.10    $      17.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              19.59%            10.88%           (4.95)%         22.21%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      51,821     $      44,758    $      44,464    $     46,241
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.35%*            1.36%            1.30%           1.26%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.35%*            1.40%            1.32%           1.28%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.38)%*          (0.27)%          (0.19)%          0.41%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.38)%*          (0.31)%          (0.21)%          0.39%*
Portfolio turnover                                                         17%               32%              44%             72%
--------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

@   Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.

^^ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class C.

                                                                                              CLASS B
                                                             -------------------------------------------------------------------
                                                               FOR THE SIX                                            FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                             JANUARY 31, 2004     ------------------------------      JULY 31,
                                                                (UNAUDITED)                2003             2002      2001(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       16.19     $       15.95    $       16.94    $      13.86
Net investment income (loss)                                            (0.10)@           (0.16)@          (0.16)          (0.03)
Net realized and unrealized gains (losses) from
  investment activities                                                  3.20              1.54            (0.81)           3.11
Net increase (decrease) from operations                                  3.10              1.38            (0.97)           3.08
Dividends from net investment income                                       --                --               --              --
Distributions from net realized gains from
  investment activities                                                    --             (1.14)           (0.02)             --
Total dividends and distributions                                          --             (1.14)           (0.02)             --
NET ASSET VALUE, END OF PERIOD                                  $       19.29     $       16.19    $       15.95    $      16.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              19.15%            10.00%           (5.72)%         22.22%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       9,829     $      10,877    $      12,953    $     12,811
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.16%*            2.17%            2.09%           2.03%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.16%*            2.20%            2.11%           2.05%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.19)%*          (1.08)%          (0.98)%         (0.37)%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.19)%*          (1.11)%          (1.00)%         (0.39)%*
Portfolio turnover                                                         17%               32%              44%             72%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS C
                                                             -------------------------------------------------------------------
                                                               FOR THE SIX                                            FOR THE
                                                               MONTHS ENDED         FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004      ------------------------------     JULY 31,
                                                               (UNAUDITED)                  2003             2002     2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       16.19      $       15.95    $       16.94   $      13.91
Net investment income (loss)                                            (0.10)@            (0.15)@          (0.17)         (0.03)
Net realized and unrealized gains (losses) from investment
  activities                                                             3.20               1.53            (0.80)          3.06
Net increase (decrease) from operations                                  3.10               1.38            (0.97)          3.03
Dividends from net investment income                                       --                 --               --             --
Distributions from net realized gains from investment
  activities                                                               --              (1.14)           (0.02)            --
Total dividends and distributions                                          --              (1.14)           (0.02)            --
NET ASSET VALUE, END OF PERIOD                                  $       19.29      $       16.19    $       15.95   $      16.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              19.15%             10.00%           (5.72)%        21.78%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      14,642      $      12,759    $      13,450   $     13,741
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.13%^^*           2.16%            2.09%          2.02%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.11%*             2.19%            2.10%          2.06%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.15)%^^*         (1.07)%          (0.98)%        (0.36)%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.13)%*           (1.10)%          (0.99)%        (0.40)%*
Portfolio turnover                                                         17%                32%              44%            72%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS Y
                                                             ------------------------------------------------------------------
                                                               FOR THE SIX                                           FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004      -----------------------------     JULY 31,
                                                               (UNAUDITED)                  2003            2002     2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       16.56      $       16.13   $       17.02   $      13.69
Net investment income (loss)                                            (0.01)@            (0.01)@          0.01           0.05
Net realized and unrealized gains (losses) from investment
  activities                                                             3.29               1.58           (0.81)          3.28
Net increase (decrease) from operations                                  3.28               1.57           (0.80)          3.33
Dividends from net investment income                                       --                 --           (0.07)            --
Distributions from net realized gains from investment
  activities                                                               --              (1.14)          (0.02)            --
Total dividends and distributions                                          --              (1.14)          (0.09)            --

NET ASSET VALUE, END OF PERIOD                                  $       19.84      $       16.56   $       16.13   $      17.02
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              19.81%             11.12%          (4.73)%        24.32%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       3,032      $       1,813   $       1,481   $      1,699
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.07%^^*           1.14%           1.06%          1.00%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.04%*             1.16%           1.08%          1.03%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.09)%^^*         (0.05)%          0.07%          0.67%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.06)%*           (0.07)%          0.05%          0.64%*
Portfolio turnover                                                         17%                32%             44%            72%
-------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

+    Amount is less than $0.005 per share.

^ Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisers. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment adviser, replacing Brandywine.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

^^ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class Y.

                                                                                      CLASS P
                                                             ------------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED             FOR THE YEARS ENDED JULY 31,
                                                             JANUARY 31, 2004     ---------------------------------------
                                                               (UNAUDITED)              2003           2002         2001^
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       16.58     $    16.14     $    17.02    $    13.33
Net investment income (loss)                                            (0.02)@        (0.00)+@        0.02          0.14
Net realized and unrealized gains (losses) from investment
  activities                                                             3.29           1.58          (0.81)         3.71
Net increase (decrease) from operations                                  3.27           1.58          (0.79)         3.85
Dividends from net investment income                                       --             --          (0.07)        (0.16)
Distributions from net realized gains from investment
  activities                                                               --          (1.14)         (0.02)           --
Total dividends and distributions                                          --          (1.14)         (0.09)        (0.16)

NET ASSET VALUE, END OF PERIOD                                  $       19.85     $    16.58     $    16.14    $    17.02
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              19.72%         11.18%         (4.67)%       29.20%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $     259,512     $  204,028     $  179,315    $  224,026
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.16%*         1.11%          0.99%         0.97%
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.17%*         1.25%          1.10%         0.99%
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.18)%*       (0.01)%         0.12%         0.98%
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.19)%*       (0.15)%         0.01%         0.96%
Portfolio turnover                                                         17%            32%            44%           72%
-------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS P
                                                             ------------------------------
                                                              FOR THE YEARS ENDED JULY 31,
                                                             ------------------------------
                                                                  2000^                1999
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    15.75          $    17.39
Net investment income (loss)                                       0.10                0.06
Net realized and unrealized gains (losses) from investment
  activities                                                      (1.79)              (0.06)
Net increase (decrease) from operations                           (1.69)               0.00+
Dividends from net investment income                              (0.06)              (0.09)
Distributions from net realized gains from investment
  activities                                                      (0.67)              (1.55)
Total dividends and distributions                                 (0.73)              (1.64)

NET ASSET VALUE, END OF PERIOD                               $    13.33          $    15.75
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                       (10.59)%              1.16%
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $  213,749          $  206,131
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager           1.00%               1.00%
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager           1.01%               1.01%
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                           0.77%               0.42%
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                           0.76%               0.41%
Portfolio turnover                                                   83%                 57%
-------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                           CLASS A
                                                             -------------------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED                                           FOR THE
                                                               PERIOD ENDED         FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004       ----------------------------      JULY 31,
                                                               (UNAUDITED)                  2003            2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       13.08       $      10.84    $      13.65    $      17.19
Net investment loss                                                     (0.06)@            (0.10)@         (0.11)@         (0.04)
Net realized and unrealized gains (losses) from investment
  activities                                                             2.38               2.34           (2.70)          (3.50)
Net increase (decrease) from operations                                  2.32               2.24           (2.81)          (3.54)

NET ASSET VALUE, END OF PERIOD                                  $       15.40       $      13.08    $      10.84    $      13.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              17.74%             20.66%         (20.59)%        (20.59)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      70,200       $     63,435    $     61,535    $     89,283
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.37%^^*           1.38%           1.30%           1.21%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.33%*             1.41%           1.34%           1.29%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (0.87)%^^*         (0.87)%         (0.88)%         (0.56)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (0.83)%*           (0.90)%         (0.92)%         (0.64)%*
Portfolio turnover                                                         34%                50%             48%             68%
--------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

^^ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class A and Class C.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                                          CLASS B
                                                             -----------------------------------------------------------------
                                                               FOR THE SIX                                          FOR THE
                                                               MONTHS ENDED       FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004     ----------------------------      JULY 31,
                                                               (UNAUDITED)                2003            2002      2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       12.82     $      10.71    $      13.60    $      17.19
Net investment loss                                                     (0.12)@          (0.19)@         (0.20)@         (0.09)
Net realized and unrealized gains (losses) from investment
  activities                                                             2.32             2.30           (2.69)          (3.50)
Net increase (decrease) from operations                                  2.20             2.11           (2.89)          (3.59)

NET ASSET VALUE, END OF PERIOD                                  $       15.02     $      12.82    $      10.71    $      13.60
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              17.16%           19.70%         (21.25)%        (20.88)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       4,965     $      5,334    $      6,795    $     16,620
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.23%*           2.24%           2.08%           1.98%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.23%*           2.30%           2.22%           2.12%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (1.73)%*         (1.72)%         (1.63)%         (1.24)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (1.73)%*         (1.78)%         (1.77)%         (1.38)%*
Portfolio turnover                                                         34%              50%             48%             68%
------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS C
                                                             -------------------------------------------------------------------
                                                               FOR THE SIX                                            FOR THE
                                                               MONTHS ENDED         FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004       ----------------------------      JULY 31,
                                                               (UNAUDITED)                  2003            2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       12.83       $      10.71    $      13.60    $      17.19
Net investment loss                                                     (0.12)@            (0.18)@         (0.21)@         (0.09)
Net realized and unrealized gains (losses) from investment
  activities                                                             2.33               2.30           (2.68)          (3.50)
Net increase (decrease) from operations                                  2.21               2.12           (2.89)          (3.59)

NET ASSET VALUE, END OF PERIOD                                  $       15.04       $      12.83    $      10.71    $      13.60
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              17.22%             19.79%         (21.25)%        (20.88)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      10,582       $      9,459    $      9,380    $     13,654
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.16%^^*           2.18%           2.08%           1.97%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.13%*             2.22%           2.14%           2.09%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (1.66)%^^*         (1.67)%         (1.65)%         (1.24)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (1.63)%*           (1.71)%         (1.71)%         (1.36)%*
Portfolio turnover                                                         34%                50%             48%             68%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS Y
                                                             -------------------------------------------------------------------
                                                               FOR THE SIX                                            FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                             JANUARY 31, 2004     ------------------------------      JULY 31,
                                                               (UNAUDITED)                 2003             2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       13.15     $       10.87    $       13.68    $      14.93
Net investment loss                                                     (0.04)@           (0.08)@          (0.02)@         (0.02)
Net realized and unrealized gains (losses) from investment
  activities                                                             2.40              2.36            (2.79)          (1.23)
Net increase (decrease) from operations                                  2.36              2.28            (2.81)          (1.25)
Distributions from net realized gains from investment
  activities                                                               --                --               --              --

NET ASSET VALUE, END OF PERIOD                                  $       15.51     $       13.15    $       10.87    $      13.68
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              17.95%            20.97%          (20.54)%         (8.37)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       3,009     $       1,372    $         284    $        390
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 0.98%*            1.22%+           1.04%+          0.95%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 0.98%*            1.16%            1.00%           1.13%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (0.49)%*          (0.69)%+         (0.21)%+        (0.26)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (0.49)%*          (0.63)%          (0.17)%         (0.44)%*
Portfolio turnover                                                         34%               50%              48%             68%
--------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

+ For the years ended July 31, 2003 and July 31, 2002, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class Y.

(a) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

                                                                                     CLASS P
                                                             --------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED          FOR THE YEARS ENDED JULY 31,
                                                             JANUARY 31, 2004    ------------------------------------
                                                               (UNAUDITED)             2003         2002         2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       13.18    $    10.88   $    13.67   $    30.27
Net investment loss                                                     (0.05)@       (0.06)@      (0.07)@      (0.07)
Net realized and unrealized gains (losses) from investment
  activities                                                             2.40          2.36        (2.72)       (8.06)
Net increase (decrease) from operations                                  2.35          2.30        (2.79)       (8.13)
Distributions from net realized gains from investment
  activities                                                               --            --           --        (8.47)

NET ASSET VALUE, END OF PERIOD                                  $       15.53    $    13.18   $    10.88   $    13.67
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              17.83%        21.14%      (20.41)%     (30.93)%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $     270,009    $  216,911   $  177,119   $  244,247
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.13%*        1.09%        0.98%        0.94%
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.13%*        1.22%        1.11%        0.97%
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (0.64)%*      (0.57)%      (0.56)%      (0.48)%
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                            (0.64)%*      (0.70)%      (0.69)%      (0.51)%
Portfolio turnover                                                         34%           50%          48%          68%
---------------------------------------------------------------------------------------------------------------------

                                                                        CLASS P
                                                             ----------------------------
                                                             FOR THE YEARS ENDED JULY 31,
                                                             ----------------------------
                                                                   2000              1999
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    20.62        $    15.80
Net investment loss                                               (0.19)            (0.08)
Net realized and unrealized gains (losses) from investment
  activities                                                      12.58              5.28
Net increase (decrease) from operations                           12.39              5.20
Distributions from net realized gains from investment
  activities                                                      (2.74)            (0.38)

NET ASSET VALUE, END OF PERIOD                               $    30.27        $    20.62
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        62.30%            33.62%
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $  319,571        $  265,405
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager           0.95%             1.00%
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager           0.96%             1.01%
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                      (0.64)%           (0.48)%
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from and recoupments
  to manager                                                      (0.65)%           (0.49)%
Portfolio turnover                                                   81%              102%
-----------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                           CLASS A
                                                             -------------------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED                                           FOR THE
                                                               PERIOD ENDED         FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004       ----------------------------      JULY 31,
                                                               (UNAUDITED)                  2003            2002      2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       10.37       $      10.08    $      12.58    $      15.25
Net investment income (loss)                                            (0.01)              0.09            0.04            0.08
Net realized and unrealized gains (losses) from investment
  activities and foreign currency transactions and forward
  contracts                                                              2.70               0.21           (2.43)          (2.75)
Net increase (decrease) from operations                                  2.69               0.30           (2.39)          (2.67)
Dividends from net investment income                                    (0.05)             (0.01)          (0.11)             --

NET ASSET VALUE, END OF PERIOD                                  $       13.01       $      10.37    $      10.08    $      12.58
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              25.96%              2.95%         (19.09)%        (17.51)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      99,608       $     90,630    $     94,785    $    143,163
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.59%*             1.58%           1.52%           1.40%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.59%*             1.62%           1.60%           1.50%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.48)%*            0.92%           0.20%           1.10%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.48)%*            0.88%           0.12%           1.00%*
Portfolio turnover                                                         33%                88%            109%             60%
--------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

+ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class B and Class C.

^^   Amount is less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                                          CLASS B
                                                             -----------------------------------------------------------------
                                                               FOR THE SIX                                          FOR THE
                                                               MONTHS ENDED       FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004     ----------------------------      JULY 31,
                                                               (UNAUDITED)                  2003            2002    2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       10.23     $      10.05    $      12.53    $      15.25
Net investment income (loss)                                            (0.11)           (0.03)          (0.03)           0.02
Net realized and unrealized gains (losses) from investment
  activities and foreign currency transactions and forward
  contracts                                                              2.70             0.21           (2.45)          (2.74)
Net increase (decrease) from operations                                  2.59             0.18           (2.48)          (2.72)
Dividends from net investment income                                       --               --              --              --

NET ASSET VALUE, END OF PERIOD                                  $       12.82     $      10.23    $      10.05    $      12.53
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              25.32%            1.79%         (19.79)%        (17.84)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       1,296     $      1,235    $      2,023    $      4,630
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.65%+*          2.58%           2.37%           2.17%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.64%*           2.65%           2.62%           2.43%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.55)%+*        (0.18)%         (0.73)%          0.29%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.54)%*         (0.25)%         (0.98)%          0.03%*
Portfolio turnover                                                         33%              88%            109%             60%
------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS C
                                                             -------------------------------------------------------------------
                                                               FOR THE SIX                                           FOR THE
                                                               MONTHS ENDED       FOR THE YEARS ENDED JULY 31,     PERIOD ENDED
                                                             JANUARY 31, 2004     ------------------------------     JULY 31,
                                                               (UNAUDITED)                  2003            2002     2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       10.25     $        10.04   $       12.53   $      15.25
Net investment income (loss)                                            (0.08)              0.00^^         (0.05)          0.02
Net realized and unrealized gains (losses) from investment
  activities and foreign currency transactions and forward
  contracts                                                              2.68               0.21           (2.42)         (2.74)
Net increase (decrease) from operations                                  2.60               0.21           (2.47)         (2.72)
Dividends from net investment income                                       --                 --           (0.02)            --

NET ASSET VALUE, END OF PERIOD                                  $       12.85     $        10.25   $       10.04   $      12.53
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              25.37%              2.09%         (19.75)%       (17.84)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       8,633     $        7,598   $       8,972   $     13,304
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.45%+*            2.41%           2.30%          2.16%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.42%*             2.48%           2.42%          2.31%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.35)%+*           0.05%          (0.59)%         0.34%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.32)%*           (0.02)%         (0.71)%         0.19%*
Portfolio turnover                                                         33%                88%            109%            60%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS Y
                                                             ------------------------------------------------------------------
                                                               FOR THE SIX                                           FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004      -----------------------------     JULY 31,
                                                               (UNAUDITED)                  2003            2002     2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       10.37      $       10.09   $       12.59   $      14.96
Net investment income (loss)                                            (0.00)^^            0.13            0.07           0.04
Net realized and unrealized gains (losses) from investment
  activities and foreign currency transactions and forward
  contracts                                                              2.72               0.19           (2.43)         (2.41)
Net increase from payments by advisor                                      --                 --              --             --
Net increase (decrease) from operations                                  2.72               0.32           (2.36)         (2.37)
Dividends from net investment income                                    (0.09)             (0.04)          (0.14)            --
Distributions from net realized gains from investment
  activities                                                               --                 --              --             --
Total dividends and distributions                                       (0.09)             (0.04)          (0.14)            --

NET ASSET VALUE, END OF PERIOD                                  $       13.00      $       10.37   $       10.09   $      12.59
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              26.31%              3.24%         (18.84)%       (15.84)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      40,894      $      33,813   $      45,674   $     45,414
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.15%*             1.21%+          1.20%          1.14%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.15%*             1.19%           1.20%          1.19%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.06)%*            1.25%+          0.61%          1.11%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.06)%*            1.27%           0.61%          1.06%*
Portfolio turnover                                                         33%                88%            109%            60%
-------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

+ For the year ended July 31, 2003, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class Y and Class P.

^^   Amount is less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

                                                                                     CLASS P
                                                             --------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED          FOR THE YEARS ENDED JULY 31,
                                                             JANUARY 31, 2004    ------------------------------------
                                                               (UNAUDITED)             2003         2002         2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       10.36    $    10.08   $    12.59   $    18.67
Net investment income (loss)                                            (0.02)         0.11         0.06         0.06
Net realized and unrealized gains (losses) from investment
  activities and foreign currency transactions and forward
  contracts                                                              2.73          0.20        (2.43)       (4.88)
Net increase from payments by advisor                                      --            --           --         0.00^^
Net increase (decrease) from operations                                  2.71          0.31        (2.37)       (4.82)
Dividends from net investment income                                    (0.08)        (0.03)       (0.14)       (0.04)
Distributions from net realized gains from investment
  activities                                                               --            --           --        (1.22)
Total dividends and distributions                                       (0.08)        (0.03)       (0.14)       (1.26)

NET ASSET VALUE, END OF PERIOD                                  $       12.99    $    10.36   $    10.08   $    12.59
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              26.22%         3.10%      (18.93)%     (26.97)%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $     366,365    $  250,224   $  203,148   $  198,643
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.30%*        1.35%+       1.30%        1.13%
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.30%*        1.31%        1.34%        1.17%
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.22)%*       1.21%+       0.52%        0.36%
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.22)%*       1.25%        0.48%        0.32%
Portfolio turnover                                                         33%           88%         109%          60%
---------------------------------------------------------------------------------------------------------------------

                                                                       CLASS P
                                                             ----------------------------
                                                             FOR THE YEARS ENDED JULY 31,
                                                             ----------------------------
                                                                   2000              1999
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    17.18        $    16.54
Net investment income (loss)                                       0.07              0.07
Net realized and unrealized gains (losses) from investment
  activities and foreign currency transactions and forward
  contracts                                                        2.51              1.10
Net increase from payments by advisor                              0.05                --
Net increase (decrease) from operations                            2.63              1.17
Dividends from net investment income                              (0.12)            (0.19)
Distributions from net realized gains from investment
  activities                                                      (1.02)            (0.34)
Total dividends and distributions                                 (1.14)            (0.53)

NET ASSET VALUE, END OF PERIOD                               $    18.67        $    17.18
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        14.91%             7.33%
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $  246,452        $  214,017
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager           1.16%             1.22%
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager           1.16%             1.22%
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                           0.37%             0.53%
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                           0.37%             0.53%
Portfolio turnover                                                   72%               89%
-----------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

Financial Highlights
UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                          CLASS A
                                                             ------------------------------------------------------------------
                                                               FOR THE SIX                                           FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004      ----------------------------      JULY 31,
                                                               (UNAUDITED)                2003^            2002      2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $        8.88      $       7.74    $       8.01    $       9.82
Net investment income (loss)                                            (0.02)@            0.07@          (0.03)           0.04
Net realized and unrealized gains (losses) from investment
  activities, futures and foreign currency transactions and
  forward contracts                                                      2.64              1.07           (0.24)          (1.85)
Net increase (decrease) from operations                                  2.62              1.14           (0.27)          (1.81)

NET ASSET VALUE, END OF PERIOD                                  $       11.50      $       8.88    $       7.74    $       8.01
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              29.50%            14.73%          (3.37)%        (18.43)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      13,132      $      9,810    $      5,566    $      8,219
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.16%+*           2.18%           1.87%           1.76%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.11%*            2.36%           2.27%           2.06%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.31)%+*          0.91%          (0.23)%          0.87%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.26)%*           0.73%          (0.63)%          0.57%*
Portfolio turnover                                                         66%              214%            129%            121%
-------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002.

@    Calculated using the average monthly shares outstanding for the period.

+ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class A, Class B and Class C.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                                          CLASS B
                                                             -----------------------------------------------------------------
                                                               FOR THE SIX                                          FOR THE
                                                               MONTHS ENDED       FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004     ----------------------------      JULY 31,
                                                               (UNAUDITED)               2003^            2002      2001(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $        8.70     $       7.66    $       7.98    $       9.14
Net investment income (loss)                                            (0.06)@          (0.04)@         (0.11)           0.01
Net realized and unrealized gains (losses) from investment
  activities, futures and foreign currency transactions and
  forward contracts                                                      2.58             1.08           (0.21)          (1.17)
Net increase (decrease) from operations                                  2.52             1.04           (0.32)          (1.16)

NET ASSET VALUE, END OF PERIOD                                  $       11.22     $       8.70    $       7.66    $       7.98
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              28.97%           13.58%          (4.01)%        (12.69)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       2,001     $      2,235    $      5,426    $      7,310
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 3.03%+*          2.91%           2.66%           2.53%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 3.03%*           3.18%           3.05%           2.85%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.19)%+*        (0.51)%         (1.05)%          0.11%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.19)%*         (0.78)%         (1.44)%         (0.21)%*
Portfolio turnover                                                         66%             214%            129%            121%
------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS C
                                                             -----------------------------------------------------------------
                                                               FOR THE SIX                                          FOR THE
                                                               MONTHS ENDED       FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004     ----------------------------      JULY 31,
                                                               (UNAUDITED)              2003^             2002      2001(c)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $        8.69     $      7.66     $       7.98    $       9.13
Net investment income (loss)                                            (0.06)@         (0.01)@          (0.10)           0.01
Net realized and unrealized gains (losses) from investment
  activities, futures and foreign currency transactions and
  forward contracts                                                      2.58            1.04            (0.22)          (1.16)
Net increase (decrease) from operations                                  2.52            1.03            (0.32)          (1.15)

NET ASSET VALUE, END OF PERIOD                                  $       11.21            8.69     $       7.66    $       7.98
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              29.00%          13.45%           (4.01)%        (12.60)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       4,560           3,752     $      3,497    $      4,105
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.95%+*         2.96%            2.67%           2.52%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.89%*          3.15%            3.07%           2.92%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.12)%+*       (0.17)%          (1.05)%          0.16%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (1.06)%*        (0.36)%          (1.45)%         (0.24)%*
Portfolio turnover                                                         66%            214%             129%            121%
------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS Y
                                                             ------------------------------------------------------------------
                                                               FOR THE SIX                                           FOR THE
                                                               MONTHS ENDED        FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                             JANUARY 31, 2004      -----------------------------     JULY 31,
                                                               (UNAUDITED)                 2003^            2002     2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $        8.94      $        7.77   $        8.02   $      10.00
Net investment income (loss)                                             0.01@              0.16@          (0.01)          0.05
Net realized and unrealized gains (losses) from investment
  activities, futures and foreign currency transactions and
  forward contracts                                                      2.64               1.01           (0.24)         (2.03)
Net increase (decrease) from operations                                  2.65               1.17           (0.25)         (1.98)
Dividends from net investment income                                       --                 --              --             --

NET ASSET VALUE, END OF PERIOD                                  $       11.59      $        8.94   $        7.77   $       8.02
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              29.64%             15.06%          (3.12)%       (19.80)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $       4,813      $       1,380   $         462   $        549
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 1.80%+*            1.96%           1.67%          1.50%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 1.71%*             2.01%           2.07%          1.93%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                 0.17%+*            2.03%          (0.05)%         1.11%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                 0.26%*             1.98%          (0.45)%         0.68%*
Portfolio turnover                                                         66%               214%            129%           121%
-------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002.

@    Calculated using the average monthly shares outstanding for the period.

+ For the six months ended January 31, 2004, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class Y.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

                                                                                     CLASS P
                                                             --------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED          FOR THE YEARS ENDED JULY 31,
                                                             JANUARY 31, 2004    ------------------------------------
                                                               (UNAUDITED)            2003^         2002         2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $        8.94    $     7.79   $     8.02   $    11.96
Net investment income (loss)                                            (0.01)@        0.07@        0.01         0.02
Net realized and unrealized gains (losses) from investment
  activities, futures and foreign currency transactions and
  forward contracts                                                      2.66          1.08        (0.24)       (3.96)
Net increase (decrease) from operations                                  2.65          1.15        (0.23)       (3.94)
Dividends from net investment income                                       --            --           --           --

NET ASSET VALUE, END OF PERIOD                                  $       11.59    $     8.94   $     7.79   $     8.02
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                              29.64%        14.76%       (2.87)%     (32.94)%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $     113,277    $   78,462   $   62,376   $   65,703
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager                 2.00%*        1.84%        1.50%        1.50%
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager                 2.04%*        2.30%        2.18%        1.82%
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.14)%*       0.98%        0.13%        0.24%
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                                (0.18)%*       0.52%       (0.55)%      (0.08)%
Portfolio turnover                                                         66%          214%         129%         121%
---------------------------------------------------------------------------------------------------------------------

                                                                       CLASS P
                                                             ----------------------------
                                                             FOR THE YEARS ENDED JULY 31,
                                                             ----------------------------
                                                                   2000              1999
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    12.05        $    10.41
Net investment income (loss)                                      (0.01)             0.09
Net realized and unrealized gains (losses) from investment
  activities, futures and foreign currency transactions and
  forward contracts                                                0.02              1.62
Net increase (decrease) from operations                            0.01              1.71
Dividends from net investment income                              (0.10)            (0.07)

NET ASSET VALUE, END OF PERIOD                               $    11.96        $    12.05
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        (0.02)%           16.66%
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $   82,179        $   88,497
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager           1.50%             1.50%
Expenses to average net assets, before fee waivers and
  expense reimbursements from and recoupments to manager           1.75%             1.79%
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements from and
  recoupments to manager                                          (0.08)%            1.05%
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements from and
  recoupments to manager                                          (0.33)%            0.76%
Portfolio turnover                                                  115%               66%
-----------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

General Information (unaudited)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Portfolios' proxy voting policies and procedures, without charge, upon request by contacting the Portfolios directly at 1-800-647 1568 or online on the Portfolios' Web site www.ubs.com/ubsglobalam-proxy.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

(C) 2004 UBS Global Asset Management (US) Inc.
UBS Global Asset Management (US) Inc. is a subsidiary of UBS AG.
All Rights Reserved
www.ubs.com

[UBS LOGO]                                                           Presorted
                                                                     Standard
                                                                    U.S. Postage
                                                                       PAID
UBS GLOBAL ASSET MANAGEMENT (US) INC.                              Smithtown, NY
51 West 52nd Street                                                 Permit 700
New York, New York 10019

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. [RESERVED BY SEC FOR FUTURE USE. ]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

     (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  April 8, 2004
       -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  April 8, 2004
       -------------

By:    /s/ Paul H. Schubert
       --------------------
       Paul H. Schubert
       Treasurer

Date:  April 8, 2004
       -------------